SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /x/

     Pre-Effective Amendment No.
                                   ------

     Post-Effective Amendment No.   43
                                   ------
                                    and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/

     Amendment No.   42
                    ------
               (Check appropriate box or boxes.)

COUNTRYWIDE TAX-FREE TRUST File Nos. 2-72101 and 811-3174
------------------------------------------------------------

312 Walnut Street, 21st Floor, Cincinnati, Ohio   45202
-------------------------------------------------------
(Address of Principal Executive Offices)     Zip Code

Registrant's Telephone Number, including Area Code:(513) 629-2000
                                                    ---------------
Robert H. Leshner, 312 Walnut Street, 21st Floor, Cincinnati, OH 45202
----------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

/ / immediately upon filing pursuant to paragraph (b)
/X/ on November 1, 1998 pursuant to paragraph (b)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485

                            CROSS REFERENCE SHEET
                            ----------------------
                                  FORM N-1A
                                  ----------

ITEM                     SECTION IN PROSPECTUS
----                     ---------------------
1....................... Cover Page
2....................... Expense Information
3....................... Financial Highlights, Performance Information
4....................... Operation of the Funds, Investment Objectives
                         and Policies
5....................... Operation of the Funds, Financial Highlights
6....................... Cover Page, Operation of the Funds, Dividends and
                         Distributions, Taxes
7....................... How to Purchase Shares, Operation of the Funds,
                         Shareholder Services, Calculation of
                         Share Price and Public Offering Price, Exchange
                         Privilege, Distribution Plans, Subaccounting Services,
                         Application
8....................... How to Redeem Shares, Shareholder Services
9....................... None

ITEM                     SECTION IN STATEMENT OF ADDITIONAL
----                     ----------------------------------
                              INFORMATION
                              -----------
10...................... Cover Page
11...................... Table of Contents
12...................... The Trust
13...................... Municipal Obligations, Quality Ratings of Municipal
                         Obligations, Definitions, Policies and Risk
                         Considerations, Investment Limitations, Insurers of
                         the Ohio Insured Tax-Free Fund, Portfolio Turnover
14...................... Trustees and Officers
15...................... Principal Security Holders
16...................... The Investment Adviser and Underwriter,
                         Distribution Plans, Custodian, Accountants,
                         Transfer Agent, Securities Transactions
17...................... Securities Transactions
18...................... The Trust
19...................... Calculation of Share Price and Public Offering Price,
                         Other Purchase Information, Redemption in Kind
20...................... Taxes
21...................... The Investment Adviser and Underwriter
22...................... Historical Performance Information, Tax
                         Equivalent Yield Tables
23...................... Annual Report

                                                               PROSPECTUS
                                                               November 1, 1998

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                 800-543-0407


                               TAX-FREE MONEY FUND
                         TAX-FREE INTERMEDIATE TERM FUND

         The Tax-Free Money Fund and the Tax-Free Intermediate Term Fund (individually a "Fund" and collectively the "Funds") are two separate series of Countrywide Tax-Free Trust.

         The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

         THE  TAX-FREE  MONEY  FUND'S  PORTFOLIO  SECURITIES  ARE  VALUED  ON AN
AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

         The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

         The Tax-Free Intermediate Term Fund offers two classes of shares: Class A shares (sold subject to a maximum 2% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

         Countrywide Investments, Inc. (the "Adviser") manages the Funds' investments and their business affairs.

         This Prospectus sets forth concisely the information about the Funds that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

         For further information or assistance in opening an account, please contact your broker, or call us at the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------
                               TAX-FREE MONEY FUND

Shareholder Transaction Expenses
         Sales Load Imposed on Purchases                    None
         Sales Load Imposed on Reinvested Dividends         None
         Exchange Fee                                       None
         Redemption Fee                                     None*
         Check Redemption Processing Fee (per check):
           First six checks per month                       None
           Additional checks per month                      $0.25

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
         Management Fees                                      .50%
         12b-1 Fees                                           .04%(A)
         Other Expenses                                       .38%
                                                              -----
         Total Fund Operating Expenses                        .92%
                                                              =====

(A)The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.

                         TAX-FREE INTERMEDIATE TERM FUND

                                                         Class A       Class C
                                                         Shares        Shares
                                                         -------       --------
Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                2%          None
         Maximum Contingent Deferred Sales Load
         (as a percentage of original purchase price)    None*            1%
         Sales Load Imposed on Reinvested Dividends      None           None
         Exchange Fee                                    None           None
         Redemption Fee                                  None**         None**
         Check Redemption Processing Fee (per check):
           First six checks per month                    None           None
           Additional checks per month                  $0.25          $0.25

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See
         "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)

                                            Class A              Class C
                                            Shares               Shares
                                            -------              --------
         Management Fees                     .50%                  .50%
         12b-1 Fees(A)                       .13%                  .67%
         Other Expenses                      .36%                  .57%
                                             -----                 -----
         Total Fund Operating Expenses       .99%                  1.74%
                                             =====                 =====

(A) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

      The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example                                               Class A       Class C
You would pay the following                           Shares,       Shares,
expenses on a $1,000 invest-                          Tax-Free      Tax-Free
ment, assuming (1) 5% annual               Tax-Free   Intermediate  Intermediate
return and (2) redemption                 Money Fund  Term Fund     Term Fund
at the end of each time                   ----------  ------------  -----------
period:
                           1 Year              $ 9       $ 30        $28
                           3 Years              29         51         55
                           5 Years              51         74         94
                          10 Years             113        139        205

FINANCIAL HIGHLIGHTS
--------------------
      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.




                                      TAX-FREE MONEY FUND

                                          Per Share Data for a Share Outstanding Throughout Each Year(A)
===================================================================================================================
                                                         Year Ended June 30,

                       1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                       ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net asset value at
  beginning of year.. $1.000   $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000    $1.000
                      ------   ------  -------  -------  -------  -------  -------  -------  -------    ------
Net investment income. 0.030    0.029    0.031    0.030    0.021    0.024    0.036    0.050    0.055    0.053
                      ------  -------  -------  -------  -------  --------  ------  -------   ------    ------
Dividends from
  net investment
  income..........    (0.030)  (0.029)  (0.031)  (0.030)  (0.021)  (0.024)  (0.036) (0.050)   (0.055)  (0.053)
                      -------  -------  -------  -------  -------  -------  ------   -------  -------   -------
Net asset value at
  end of year ......  $1.000   $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000   $ 1.000   $1.000
                      ======   ======  =======  =======  =======  =======  =======  =======   =======   ======


Total return .......   3.03%    2.89%    3.15%    3.07%    2.12%    2.40%    3.63%    5.09%    5.69%    5.48%
                       =====    =====    =====    =====    =====    =====    =====    =====    =====    =====

Net assets at end
  of year (000's) ..  $37,383  $30,126 $25,342  $26,692  $31,168  $34,787  $50,000  $45,210  $46,727   $83,634
                      =======  ======  =======  =======  =======  =======  =======  =======   ======== =======

Ratio of expenses to
  average net assets.. 0.92%    0.99%   0.99%    0.99%    0.99%    0.99%     0.99%    0.99%    0.97%     0.94%

Ratio of net investment
  income to average
  net assets........   2.98%    2.85%   3.09%    3.00%    2.09%    2.39%     3.55%    4.98%    5.57%     5.30%

(A)All per share data for the years ended prior to June 30, 1991 has been restated to reflect a 10 for 1 share split on February 28, 1990.
                                      - 4 -

                                          TAX-FREE INTERMEDIATE TERM FUND

                                                   Per Share Data for a Share Outstanding Throughout Each Year
===================================================================================================================
                                                             CLASS A
-------------------------------------------------------------------------------------------------------------------
                                                        Year Ended June 30,
--------------------------------------------------------------------------------------------------------------------
                            1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
                            ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net asset value at
  beginning of year.       $11.01   $10.85   $10.86   $10.69   $10.98   $10.42   $10.15   $10.05   $10.07   $10.13
                           ------   ------   ------   -----    ------   -------  ------   ------   ------   ------
Income from
  investment operations:
   Net investment
      income .......         0.50     0.50     0.50     0.49     0.48     0.53     0.59     0.62     0.64     0.63

Net realized and unrealized
   gains (losses)
   on investments...         0.11     0.16     (0.01)   0.17     (0.29)    0.56     0.27     0.10    (0.02)   (0.06)
                            -----    -------  ------    ------    -----    ----     -----    -----    -----    -----
Total from investment
   operations.....           0.61     0.66      0.49    0.66      0.19     1.09     0.86     0.72     0.62     0.57
                            -----    ------   ------    ------   ------    ----     ----     -----    -----   -----
Dividends from net
 investment income...       (0.50)   (0.50)    (0.50)  (0.49)    (0.48)  (0.53)    (0.59)   (0.62)   (0.64)   (0.63)
                            ------   -------  ------    ------  ------     -----    -----    -----   ------   ------
Net asset value at
  end of year ......       $11.12   $11.01   $10.85   $10.86     $10.69  $10.98    $10.42   $10.15   $10.05   $10.07
                           ======   ======   ======     ======   ======   ======   ======   =======  ======   ======

Total return(A) ....         5.63%   6.19%    4.51%    6.36%     1.70%   10.75%    8.78%    7.38%    6.35%    5.76%
                           ======   =======   ======   =====     ======    ======   =====    =====    =====   =====
Net assets at end of
  year (000's) .....       $52,896  $58,485  $67,675  $81,140   $106,472  $82,168  $26,720  $15,638  $15,875  $17,741
                           ======== =======  ======   =======   =======   =======  =======  =======  =======  =======
Ratio of expenses to average
  net assets(B) .....        0.99%   0.99%    0.99%    0.99%    0.99%    0.99%    1.07%    1.13%    1.09%    1.13%
Ratio of net investment
  income to average
  net assets........         4.50%   4.55%     4.52%   4.59%    4.35%    4.90%    5.75%    6.15%    6.39%    6.23%

Portfolio turnover rate        36%     30%       37%     32%      46%      28%      12%      48%      58%      82%

(A)The total returns shown exclude the effect of applicable sales loads.
(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.08% for the year ended June 30, 1992.

                         TAX-FREE INTERMEDIATE TERM FUND

                  Per Share Data for a Share Outstanding Throughout Each Period
===============================================================================
                                CLASS C
-------------------------------------------------------------------------------

                                                                                   Period
                                                                                    Ended
                                                  Year Ended June 30,               June 30,
                                            1998     1997      1996       1995       1994(A)
------------------------------------------------------------------------------------------
Net asset value at beginning of period..... $11.01   $10.85   $10.86    $ 10.69     $11.27
                                            ------   ------    -------     -----    ------
Income from investment operations:
   Net investment income.................     0.42     0.43     0.44       0.44       0.20
   Net realized and unrealized
   gains (losses) on investments.....         0.11     0.16    (0.01)      0.17      (0.58)
                                              ----    ------      -----    -----     ------
Total from investment operations.....         0.53     0.59     0.43       0.61      (0.38)
                                              -----   ------    -----     ------     ------
Dividends from net investment income....     (0.42)    (0.43)   (0.44)     (0.44)    (0.20)
                                             ------   ------     ------     ------   ------
Net asset value at end of period..........   $11.12    $11.01   $10.85     $10.86    $10.69
                                             ======   ======     ======     ======   ======
Total return(B) ..........................     4.85%    5.49%     4.00%      5.82%     8.28%(D)
                                             =======  =======     =====    =======   =======
Net assets at end of period (000's).......   $4,747    $5,161    $5,239     $4,814     $3,084
                                             ======    ======      ======   ======== ========
Ratio of expenses to average net assets(C).   1.74%     1.65%     1.49%     1.49%       1.45%(D)

Ratio of net investment income to
average net assets...............             3.75%     3.89%     4.02%     4.08%       3.79%(D)

Portfolio turnover rate..............           36%       30%       37%       32%         46%(D)

(A)Represents the period from the initial offering of Class C shares (February 1, 1994)
   through June 30, 1994.
(B)The total returns shown exclude the effect of applicable sales loads.
(C)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.75%(D) for the period ended June 30, 1994.
(D)Annualized.

INVESTMENT OBJECTIVES
---------------------
         The Tax-Free Money Fund and the Tax-Free Intermediate Term Fund are two series of Countrywide Tax-Free Trust (the "Trust"), each with its own portfolio and investment objective(s). Neither Fund is intended to be a complete investment program, and there is no assurance that the investment objectives of either Fund can be achieved. Unless otherwise indicated, all investment practices and limitations of the Funds are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval. For a discussion of each Fund's investment practices, see "Investment Policies."

         The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital. The Fund seeks to achieve its investment objective by investing primarily in high-quality municipal obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks, maturing within thirteen months or less with a dollar-weighted average maturity of 90 days or less.

         The investment objective of the Tax-Free Money Fund is fundamental and as such may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

         The investment objectives of the Tax-Free Intermediate Term Fund may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

INVESTMENT POLICIES
-------------------

         The TAX-FREE MONEY FUND seeks to achieve its investment objective by investing primarily in high-quality, short-term Municipal Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

         The dollar-weighted average maturity of the Tax-Free Money Fund will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

         The TAX-FREE INTERMEDIATE TERM FUND seeks to achieve its investment objectives by investing primarily in high-grade Municipal Obligations. The Fund invests in Municipal Obligations and other securities which are rated at the time of purchase within the three highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa or A), Standard & Poor's Ratings Group (AAA, AA or A) or Fitch Investors Services, Inc. (AAA, AA or A), or unrated securities determined by the Adviser to be of comparable quality.

         It is anticipated that under normal circumstances the Tax- Free Intermediate Term Fund will invest in Municipal Obligations with remaining maturities of twenty years or less and that the dollar-weighted average maturity of the Fund will be between three and ten years, although the Fund may invest in securities of any maturity, including tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings. If the Adviser determines that market conditions warrant a shorter or longer dollar-weighted average maturity, the Fund's investments will be adjusted accordingly.

         It is a fundamental policy that under normal market conditions the assets of each Fund will be invested so that at least 80% of the annual income of each Fund will be exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund.

         Each Fund may, from time to time, invest in taxable short-term, high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of each Fund will be invested so that at least 80% of annual income will be exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, the assets of each Fund will be invested so that no more than 20% of each Fund's annual income will be subject to federal income tax. Under normal market conditions, each Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. Each Fund may invest in these taxable short-term obligations, for example, due to market conditions under which Municipal Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Funds reserve the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal income tax purposes, each Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal income tax, including shares of investment companies whose dividends are tax-exempt. Each Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by a Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. Each Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Tax-Free Money Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

         Municipal Obligations
         ---------------------
         Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax. For purposes of this definition, Municipal Obligations include participation interests in Municipal Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax. Municipal Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. Each Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Funds may invest are tax anticipation notes
(TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         Each Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. Each Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, each Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, neither Fund will invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. Each Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         Each Fund may purchase other types of Municipal Obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objectives and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors
         ------------
         The market value of investments available to the Funds, and therefore each Fund's yield, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The net asset value of the Tax-Free Intermediate Term Fund also will fluctuate due to these changes. The portfolio securities held by the Funds are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal.

         There are additional risks associated with an investment in the Tax-Free Intermediate Term Fund. The Fund may purchase Municipal Obligations which are rated at the time of purchase within the three highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. The lower rating also reflects a greater possibility that changing circumstances may impair the ability of the issuer to make timely payments of interest and principal. In addition, Municipal Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, investors in the Tax-Free Intermediate Term Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

         Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Funds. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Funds so as to adversely affect their shareholders, the Funds would reevaluate their investment objectives and policies and submit possible changes in the Funds' structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, each Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

         Other Investment Techniques
         ----------------------------
         The Funds may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. Each Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Funds intend to exercise their right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. Each Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. Each Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments  help  stabilize  the  obligations'  market  values.  Each  Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit a Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. Neither Fund will invest more than 10% of its net assets in floating or variable rate obligations as to which it cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If a Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets a Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         INVERSE FLOATING OBLIGATIONS. The Tax-Free Intermediate Term Fund may invest in securities representing interests in Municipal Obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term Municipal Obligations or an index of short-term Municipal Obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term Municipal Obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market values of fixed-rate Municipal Obligations.

         WHEN-ISSUED OBLIGATIONS. Each Fund may invest in when- issued Municipal Obligations. Obligations offered on a when- issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. A Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in fluctuation of the net asset value of the Tax-Free Money Fund and greater fluctuation of the net asset value of the Tax-Free Intermediate Term Fund. Each Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

         LENDING PORTFOLIO SECURITIES. Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by either Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. Each Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." Each Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. Each Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which a Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. Each Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by a Fund will not exceed 10% of its net assets.

         LEASE OBLIGATIONS. The Tax-Free Intermediate Term Fund may invest in Municipal Obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Tax-Free Intermediate Term Fund will seek to minimize these risks by not investing more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non-appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

         SECURITIES WITH LIMITED MARKETABILITY. Each Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Funds cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, each Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. Neither Fund will make any additional purchases of portfolio securities while borrowings are outstanding. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Funds will limit their borrowings as described above. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
         Tax-Free Money Fund
         -------------------
         Your initial investment in the Tax-Free Money Fund ordinarily must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is

$50. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Tax-Free Money Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Tax-Free Money Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Tax-Free Money Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Tax-Free Money Fund." Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Tax-Free Money Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

         Tax-Free Intermediate Term Fund
         -------------------------------
         Your initial investment in the Tax-Free Intermediate Term Fund ordinarily must be at least $1,000. However, the minimum initial investment in Class A shares for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Tax-Free Intermediate Term Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of shares of the Tax-Free Intermediate Term Fund. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Tax-Free Intermediate Term Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the "Tax-Free Intermediate Term Fund."

         Under the Open Account Program, you may also purchase shares of the Tax-Free Intermediate Term Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543- 0407; in Cincinnati call 629-2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Tax-Free Intermediate Term Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

Sales Load Alternatives
-----------------------
         The Tax-Free Intermediate Term Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Tax-Free Intermediate Term Fund purchased prior to February 1, 1994 are Class A shares.

         The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares, the quality and scope of the value-added services provided by financial advisers who may work with a particular sales load structure by way of compensation for their services, and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

         As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

         Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 2% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 2 1/2 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 2 1/2 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

         In determining the most appropriate sales load alternative, investors might wish to consider the services provided by their financial advisers and the compensation provided to those advisers under each such alternative. Countrywide Investments works in conjunction with many experienced and very qualified financial advisers throughout the country that may provide valuable assistance to investors by way of ongoing education, asset allocation programs, personalized financial planning reviews, or other services vital to an investor's long-term success. Countrywide Investments believes that these value-added services can greatly benefit investors through market cycles and will work diligently with an investor's chosen adviser. Countrywide Investments has a financial adviser referral service available, at no cost to investors, which can help them choose a financial adviser in their local area if they currently do not have one.

         In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Tax-Free Intermediate Term Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds in Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares
--------------
         Class A shares of the Tax-Free Intermediate Term Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of Class A shares applicable to investors whose accounts are opened after January 31, 1995 is the next determined net asset value per share plus a sales load as shown in the following table.

                                                      Dealer
                                                      Reallowance
                                 Sales Load as % of:  as % of
                                 Public    Net        Public
                                 Offering  Amount     Offering
Amount of Investment             Price     Invested   Price
--------------------             --------- --------  ---------
Less than $100,000                 2.00%      2.04%     1.80%
$100,000 but less than $250,000    1.50       1.52      1.35
$250,000 but less than $500,000    1.00       1.01       .90
$500,000 but less than $1,000,000   .75        .76       .65
$1,000,000 or more                 None*      None*

Investors whose accounts were opened prior to February 1, 1995 are subject to a different table of sales loads as follows:

                                                       Dealer
                                                       Reallowance
                                  Sales Load as % of:  as % of
                                  Public    Net        Public
                                  Offering  Amount     Offering
Amount of Investment              Price     Invested   Price
--------------------              --------  --------  ---------
Less than $500,000                 1.00%     1.01%      1.00%
$500,000 but less than $1,000,000   .75       .76        .75
$1,000,000 or more                 None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of an account, a dealer's commission of up to 1% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Tax-Free Intermediate Term Fund may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. Class A shares of the Tax-Free Intermediate Term Fund may be purchased at net asset value by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

         In addition, Class A shares of the Tax-Free Intermediate Term Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Associations and affinity groups and their members may purchase Class
A shares of the Tax-Free Intermediate Term Fund at net asset value provided that management of these groups or their financial adviser has made arrangements to permit them to do so with the Trust. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, may also purchase Class A shares of the Tax-Free Intermediate Term Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Tax-Free Intermediate Term Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to 1% of the lesser of (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such Class A shares of the Tax-Free Intermediate Term Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         Class C Shares
         ---------------
         Class C shares of the Tax-Free Intermediate Term Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

         A contingent deferred sales load is imposed on Class C shares of the Tax-Free Intermediate Term Fund if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

         Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

              Year Since Purchase         Contingent Deferred
               Payment was Made               Sales Load
              -------------------         --------------------
                  First Year                      1%
                  Thereafter                     None

         In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

         The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares of the Tax-Free Intermediate Term Fund in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

         All sales loads imposed on redemptions are paid to the Adviser. The Adviser intends to pay a commission of 1% of the purchase amount to participating brokers at the time the investor purchases Class C shares of the Tax-Free Intermediate Term Fund.

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Tax-Free Intermediate Term Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Direct Deposit Plans
         --------------------
         Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Funds.

         Automatic Investment Plan
         --------------------------
         You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

         InvestPlus Plan
         ----------------
         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in either Fund by including your investment with your mortgage payment. You may write one check for the total amount.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of the Tax-Free Intermediate Term Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of either Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check, government check or wire.

         A contingent deferred sales load may apply to a redemption of Class C shares of the Tax-Free Intermediate Term Fund or to a redemption of certain Class A shares of the Fund purchased at net asset value. See "How to Purchase Shares." A contingent deferred sales load may be imposed on a redemption of shares of the Tax-Free Money Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

        BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds from your Tax-Free Money Fund account will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions; any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

         Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account have been changed within the previous 30 days.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with either Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check. Checks will be processed at the net asset value on the day the check is presented to the Custodian for payment.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. Shareholders of the Tax-Free Intermediate Term Fund should consider potential fluctuations in the net asset value of the Fund's shares when writing checks. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of

Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals.

         The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders of the Tax-Free Intermediate Term Fund should be aware that writing a check (a redemption of shares) is a taxable event. Shares of the Tax-Free Intermediate Term Fund for which certificates have been issued may not be redeemed by check. Shareholders who invest in the Tax-Free Money Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

         THROUGH BROKER-DEALERS. You may also redeem shares of the Tax-Free Intermediate Term Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         If a certificate for shares of the Tax-Free Intermediate Term Fund was issued to you, you will not be permitted to exchange shares by telephone, to redeem shares by check or to use the automatic withdrawal plan as to those shares. In order to redeem such shares, the certificate must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of either Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

          Class C shares of the Tax-Free Intermediate Term Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust               Countrywide Strategic Trust
 Tax-Free Money Fund                     *Equity Fund
 Ohio Tax-Free Money Fund                *Utility Fund
 California Tax-Free Money Fund          *Aggressive Growth Fund
 Florida Tax-Free Money Fund             *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund               Countrywide Investment Trust
*Kentucky Tax-Free Fund                   Short Term Government Income Fund
                                          Institutional Government Income Fund
                                          Money Market Fund
                                         *Intermediate Bond Fund
                                         *Intermediate Term Government Income
                                              Fund
                                         *Adjustable Rate U.S. Government
                                              Securities Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
----------------------------
         All of the net investment income of each Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

The Funds will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

      Distributions are paid according to one of the following options:

      Share Option -                income distributions and capital gains
                                    distributions reinvested in additional
                                    shares.

      Income Option -               income distributions and short-term capital
                                    gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

      Cash Option -                 income  distributions  and  capital
                                    gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

      If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

      An investor in the Tax-Free Intermediate Term Fund who has received in cash any dividend or capital gains distribution may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
      Each Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

      Each Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from a Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Funds' investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

      Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by each Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held for more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

      Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

      Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Funds may invest in such "specified private activity bonds" subject to the requirement that each Fund invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Funds may be a tax preference for corporate investors.

      Redemptions and exchanges of shares of the Tax-Free Intermediate Term Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Tax-Free Intermediate Term Fund and sells them at a loss within six months, any loss will be disallowed for federal income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the

Tax-Free Intermediate Term Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of either Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

      The Funds will mail to each of their shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. Each Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

      Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Funds and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Funds may not be appropriate investments for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Funds.

OPERATION OF THE FUNDS
-----------------------
      The Funds are diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

      The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Funds' investments and their business affairs. The Adviser was organized in 1974 and is also the investment adviser to five other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Each Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

      John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of each Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing each Fund's portfolio since October 1986.

      The Adviser serves as principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. The officers of the Trust are also officers of the Adviser.

      The Funds are responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Funds, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Funds may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

      The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent.

      The Transfer Agent also provides accounting and pricing services to the Funds. The Transfer Agent receives a monthly fee from each Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

      In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays the Transfer Agent a fee for these administrative services.

      Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Funds as a factor in the selection of brokers and dealers to execute portfolio transactions of the Funds. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

      Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Tax-Free Intermediate Term Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS
------------------
      CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution- related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

      Pursuant to the Class A Plan, the Funds may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Funds. For the fiscal year ended June 30, 1998, the Tax-Free Money Fund and Class A shares of the Tax-Free Intermediate Term Fund paid $9,000 and $68,158, respectively, to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

      The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the Tax-Free Money Fund's average daily net assets and .25% of the Tax-Free Intermediate Term Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

      CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Tax-Free Intermediate Term Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

      Pursuant to the Class C Plan, the Tax-Free Intermediate Term Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended June 30, 1998, Class C shares of the Tax-Free Intermediate Term Fund paid $32,842 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

      Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Tax- Free Intermediate Term Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to
 .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

      GENERAL. Pursuant to the Plans, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

      The National Association of Securities Dealers places certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
      On each day that the Trust is open for business, the share price (net asset value) of the Tax-Free Money Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The share price of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Tax-Free Intermediate Term Fund are determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

      The Tax-Free Money Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Tax-Free Money Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Tax-Free Money Fund to maintain a stable net asset value per share of $1.

      Tax-exempt portfolio securities are valued for the Tax-Free Intermediate Term Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Tax-Free Intermediate Term Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Tax- Free Intermediate Term Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
      From time to time, the Tax-Free Money Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Tax-Free Money Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Tax-Free Money Fund may advertise together with its "current yield" or "effective yield" a tax-equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."

      From time to time, the Tax-Free Intermediate Term Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

      The "average annual total return" of the Tax-Free Intermediate Term Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Tax-Free Intermediate Term Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

      The "yield" of the Tax-Free Intermediate Term Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Tax-Free Intermediate Term Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

      From time to time, the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. Each Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

      Further information about the Tax-Free Intermediate Term Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

Account Application (check appropriate Fund)                                    ACCOUNT NO.  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
[  ] Tax Free Money Fund (2)                 $____________________    Home Office Address:____________________________
     Tax Free Intermediate Term  Fund                                 Branch Address:_________________________________
[  ]  A Shares (3)                           $____________________    Rep Name & No.:_________________________________
[  ]  C Shares (16)                          $____________________    Rep Signature:__________________________________

___________________________________________________________________________________________________________________

[  ]  Check or draft enclosed payable to the Fund(s) designated above.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax I.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER _ Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[  ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[  ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option    _  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option   _  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option     _  Income distributions and capital gains distributions paid in cash
                         [ ] By Check        [  ] By ACH to my bank checking or savings account.  Please attach a voided check.

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from our account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

[  ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below.  NOTE:  For wire redemptions, the indicated bank should be a commercial bank.
Please attach a voided check for the account.

Bank Account Number ____________________________________________
Bank Routing Transit Number ____________________________________

Name of Account Holder ____________________________________________________________________________
Bank Address_____________________________________________________

Checkwriting (A signature card must be completed)
 ...to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks.  I (we) authorize the persons whose signatures appear on the PTDA ure
card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust.   I (we) agree to be bound by the Rules
and Regulations for the Countrywide Pay Through Draft Account as such Rules and Regulations may be amended from time to time
___________________________________________________________________________________________________________________

REDUCED SALES CHARGES (TAX FREE INTERMEDIATE TERM FUND'S CLASS A SHARES ONLY)
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your
Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________
19 _______ (Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of
Countrywide Investments at least equal to (check appropriate box):
          [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
___________________________________________________________________________________________________________________


_______________________________________________________________-    ________________________________________________________

Signature of Individual Owner, Corporate Officer, Trustee, etc.                Signature of Joint Owner, if Any

___________________________________________________________-     ________________________________________________________

          Title of Corporate Officer, Trustee, etc.                                            Date

 NOTE:   Corporations, trusts and other organizations must complete the resolution form on the reverse side.
 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund(s))
The Automatic Investment  Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.  The minimum investment is $50.00 per month.
For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund. (Check applicable Fund)        ABA Routing Number_______________________

[  ] Tax Free Money Fund  [  ] Tax Free Intermediate Term Fund                  FI Account Number________________________

                                                                 [  ]  Checking Account        [  ]  Savings Account
_____________________________________________________________
Name of Financial Institution (FI)                               Please make my automatic investment on:

                                                                 [  ]  the last business day of each month
_____________________________________________________________    [  ]  the 15th day of each month
City                                    State                    [  ]  both the 15th and last business day


X____________________________________________________________    X________________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)               (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names.  Please sign exactly as signature appears on your FI's records.)

Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the
Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
     CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks.  CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.
CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
____________________________________________________________________________________________________________________________

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):  Please indicate which Fund:   [  ] Tax Free Money Fund
                                                                                [  ] Tax Free Intermediate Term Fund

[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  ___ ___ _  ___ ___ ___  ___
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

____________________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA)
and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

____________________________________________________________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                            Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


____________________________________________________________________________________________________________________________
                                                       (Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                                 (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                   Name                                                        Title

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


________________________________________________________________      _______________________________________________________
                    *Secretary-Clerk                                            Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio 45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati:  513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information.....................................................
Financial Highlights. . . . . . ........................................
Investment Objectives...................................................
Investment Policies.....................................................
How to Purchase Shares..................................................
Shareholder Services....................................................
How to Redeem Shares....................................................
Exchange Privilege......................................................
Dividends and Distributions.............................................
Taxes...................................................................
Operation of the Funds..................................................
Distribution Plan. . . . ...............................................
Calculation of Share Price and Public Offering Price....................
Performance Information.................................................

      No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                               November 1, 1998

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                  800-543-0407

                           OHIO INSURED TAX-FREE FUND

     The Ohio Insured Tax-Free Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium- quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. Insurance does not guarantee the value of the Fund's shares. See "Investment Objective and Policies
- Insurance."

     THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     The Fund offers two classes of shares: Class A shares (sold subject to a maximum 4% front-end sales load and a 12b-1 fee of up to .25% of average daily net assets) and Class C shares (sold subject to a 1% contingent deferred sales load for a one-year period and a 12b-1 fee of up to 1% of average daily net assets). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

     Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

     For further information or assistance in opening an account, please contact your broker, or call us at the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION                                     Class A       Class C
-------------------                                     Shares        Shares
                                                        --------      --------
SHAREHOLDER TRANSACTION EXPENSES
      Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)                   4%         None
      Maximum Contingent Deferred Sales Load
      (as a percentage of original purchase price)       None*           1%
      Sales Load Imposed on Reinvested Dividends         None          None
      Exchange Fee                                       None          None
      Redemption Fee                                     None**        None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.
** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                                                Class A        Class C
                                                Shares         Shares
                                                --------       --------
Management Fees                                   .50%           .50%
12b-1 Fees(A)                                     .03%           .56%
Other Expenses                                    .22%           .44%
                                                  ----          -----
Total Fund Operating Expenses                     .75%          1.50%
                                                  ====          =====

(A) Class A shares may incur 12b-1 fees in an amount up to .25% of average net assets and Class C shares may incur 12b-1 fees in an amount up to 1.00% of average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example You would pay the following
expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at
the end of each time period:
                              1 Year   3 Years   5 Years   10 Years
                              ------   -------   -------   --------
      Class A Shares. . . . . .$ 47    $  63      $ 80     $  129
      Class C Shares. . . . . .$ 25    $  47      $ 81     $  177

FINANCIAL HIGHLIGHTS
--------------------
      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

===================================================================================================================
                                                   Per Share Data for a Share Outstanding Throughout Each Year
===================================================================================================================
                                                              CLASS A
                                                        Year Ended June 30,

                               1998     1997     1996     1995     1994     1993     1992     1991     1990     1989
------------------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of year.          $12.22    11.97   $11.99    $11.74   $12.41   $11.67   $11.13   $10.96   $11.11    $10.85
                              ------   -------   -------   ------  ------   -------  ------   ------   ------    ------
Income from investment
  operations:
  Net investment income.....    0.61     0.61      0.62     0.63      0.61     0.65     0.70     0.68      0.74     0.76
  Net realized and
  unrealized gains (losses)
   on investments...........    0.23     0.25     (0.02)    0.25     (0.64)    0.74     0.54     0.17     (0.15)    0.26
                               ------   -------   -------   ------   ------   ------    -----     -----    -----   ------
Total from investment
  operations ...............    0.84     0.86      0.60     0.88     (0.03)    1.39     1.24     0.85      0.59     1.02
                               -----     -----     -----     ------   ----     -----    -----     ----     ----     ----
Less distributions:
  Dividends from net
  investment income........... (0.61)   (0.61)    (0.62)   (0.63)    (0.61)   (0.65)   (0.70)   (0.68)    (0.74)   (0.76)
  Distributions from net
  realized gains............   (0.08)      -         -       -       (0.03)      -        -        -        -        -
                               ------    ------   ------    ------   ------   ------   ------    -----    -----    ------
Total distributions........... (0.69)   (0.61)    (0.62)   (0.63)    (0.64)   (0.65)   (0.70)   (0.68)    (0.74)  (0.76)
                               ------    ------   ------    ------   ------   ------   -------   ------   ------   ------
Net asset value at
  end of year...............  $12.37   $12.22   $11.97   $11.99     $11.74   $12.41   $11.67    $11.13    $10.96   $11.11
                              ======   ======    ======    ======   ======    ======   ======   ======    ======   ======

Total return(A)...........      7.03%    7.36%    5.05%    7.75%    (0.41%)   12.24%   11.55%     7.98%     5.53%   9.75%
                                =====    =====   ======    ======    ======   ======    =====     =====     =====   =====
Net assets at
 end of year (000's)........   $69,289  $70,816   $75,938   $71,393  $79,889   $81,101  $49,288  $20,791   $16,928  $17,741
                               =======   =======   =======  =======   =======  =======   ======   ========  =======  ======
Ratio of expenses to average
  net assets(B).........         0.75%    0.75%     0.75%   0.75%     0.75%     0.75%    0.60%     1.07%    1.02%    1.15%

Ratio of net investment
  income to average
  net assets...............       4.95%   5.05%     5.12%    5.35%    4.94%    5.35%     6.10%     6.14%     6.74%    6.96%

Portfolio turnover rate......       41%     33%       46%      29%      45%      15%        3%       86%       29%     49%

(A)The total returns shown exclude the effect of applicable sales loads.
(B)Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77%, 0.77% and 1.07% for the years ended June 30, 1995, 1992 and 1990, respectively.

                                                Per Share Data for a Share Outstanding Throughout Each Period
===================================================================================================================
                                                              CLASS C

                                                                                                         Period
                                                                          Year Ended June 30,            Ended
                                                        ---------------------------------------------    June 30,
                                                         1998     1997       1996          1995          1994(A)

Net asset value at beginning of period.................$12.22    $ 11.97      $ 12.00       $ 11.74      $ 12.62
                                                       -------   -------      -------       -------      -------

Income from investment operations:
   Net investment income................................ 0.52     0.53          0.56          0.57         0.36
   Net realized and unrealized gains                     0.23     0.25         (0.03)         0.26        (0.85)
     (losses) on investments                            ------   ------        ------       -------       -------
Total from investment operations.......................  0.75     0.78          0.53          0.83        (0.49)
                                                        ------  -------       --------      --------     --------
Less distributions:
   Dividends from net investment income...............  (0.52)   (0.53)        (0.56)        (0.57)       (0.36)
   Distributions from net realized gains................(0.08)       -             -             -        (0.03)
                                                        ------  -------       --------       --------    --------

Total distributions.....................................(0.60)   (0.53)        (0.56)        (0.57)       (0.39)
                                                        ------  -------       ---------      ---------    --------

Net asset value at end of period........................$12.37  $ 12.22      $ 11.97      $  12.00       $ 11.74
                                                        ======  =======      =======      =========      ========

Total return(B) ........................................  6.24%    6.65%       4.44%         7.31%        (6.05%)(D)
                                                         ======  =======       =====        =======       =======

Net assets at end of period (000's).....................$5,215  $4,639        $ 3,972      $  4,165        $ 2,659
                                                        ======  =======      =========       ========      =======


Ratio of expenses to average net assets(C) .............  1.50%   1.42%         1.25%         1.25%        1.22% (D)

Ratio of net investment income to average net assets....  4.20%   4.37%         4.62%         4.84%        4.09% (D)

Portfolio turnover rate.................................   41%      33%           46%           29%          45% (D)

(A) Represents the period from the initial offering of Class C shares (November 1, 1993) through June 30, 1994.
(B) Total returns shown exclude the effect of applicable sales loads.
(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% and 1.28%(D) for the periods ended June 30, 1995 and 1994, respectively.
(D) Annualized.

                                                          - 5 -

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in investment grade, long-term Ohio Obligations (described below) that are insured as to the timely payment of principal and interest. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Ohio Obligations which are insured as to payment of interest and principal either by an insurance policy obtained by the issuer of the obligation at original issuance or by an insurance policy obtained by the Fund from a recognized insurer. In the event of a default on an insured obligation, the insurer is required to make payments of interest and principal, when due, to the Fund. Insurance does not guarantee the market value of the obligations or the value of the shares of the Fund. The Fund also may own uninsured Ohio Obligations, including obligations where the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. Government, or where the payment of interest and principal is secured by an escrow account consisting of obligations of the U.S. Government. The Fund may also invest up to 20% of its net assets in short-term Ohio Obligations which are not insured, since insurance on these obligations is generally unavailable. For temporary defensive purposes, the Fund may invest more than 20% of its net assets in uninsured short-term Ohio Obligations. The Board of Trustees may terminate the practice of investing in insured obligations if it determines that such practice is not in the best interests of the Fund's shareholders. For a further discussion of the types of insurance available to the Fund, see "Insurance."

         The Fund invests in Ohio Obligations and other securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group (AAA, AA, A or BBB) or Fitch Investors Services, Inc. (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

         It is anticipated that under normal circumstances the Fund's dollar-weighted average maturity will be more than fifteen years, although the Fund may invest in securities of any maturity, including tax-exempt notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG
3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings. If the Adviser determines that the market conditions warrant a shorter dollar-weighted average maturity, the Fund's investments will be adjusted accordingly, but not so as to reduce the Fund's dollar-weighted average maturity below ten years.

         It is a fundamental policy that under normal market conditions the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The  Fund  may,  from  time  to  time,   invest  in  other  short-term,
high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of the Fund will be invested so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, the Fund's assets will be invested so that no more than 20% of the Fund's annual income will be subject to federal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company.

         Ohio Obligations
         ----------------
         Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest on obligations which are not insured. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Insurance
         ---------
         Ohio Obligations purchased by the Fund may be insured by one of the following types of insurance: new issue insurance, mutual fund insurance, or secondary insurance.

         NEW ISSUE INSURANCE. A new issue insurance policy is purchased by the issuer or underwriter of an obligation in order to increase the credit rating of the obligation. All premiums are paid in advance by the issuer or underwriter. A new issue insurance policy is non-cancelable and continues in effect as long as the obligation is outstanding and the insurer remains in business.

         MUTUAL FUND INSURANCE. A mutual fund insurance policy is purchased by the Fund from an insurance company. All premiums are paid from the Fund's assets, thereby reducing the yield from an investment in the Fund. A mutual fund insurance policy is non-cancelable except for non-payment of premiums and remains in effect only as long as the Fund holds the insured obligation. In the event the Fund sells an obligation covered by a mutual fund policy, the insurance company is liable only for those payments of principal and interest then due and in default. If the Fund holds a defaulted obligation, the Fund continues to pay the insurance premium thereon but is entitled to collect interest payments from the insurer and may collect the full amount of principal from the insurer when the obligation becomes due. Accordingly, it is expected that the Fund will retain in its portfolio any obligations so insured which are in default or are in significant risk of default to avoid forfeiture of the value of the insurance feature of such obligations, which would not be reflected in the price for which the Fund could sell such obligations. In valuing such defaulted obligations, the Fund will value the insurance in an amount equal to the difference between the market value of the defaulted obligation and the market value of similar obligations which are not in default. Because the Fund must hold defaulted obligations in its portfolio, its ability in certain circumstances to purchase other obligations with higher yields will be limited.

         SECONDARY INSURANCE. A secondary insurance policy insures an obligation for as long as it remains outstanding, regardless of the owner of such obligation. Premiums are paid by the Fund and coverage is non-cancelable, except for non-payment of premiums. Because secondary insurance provides continuous coverage during the term of the obligation, it provides greater marketability of the Fund's obligations than is allowed under a mutual fund insurance policy. Thus, the Fund with secondary insurance may sell an obligation to a third party as a high-rated insured security at a higher market price than would otherwise be obtained if the obligation were insured under a mutual fund policy. Secondary insurance also gives the Fund the option of selling a defaulted obligation rather than compelling it to hold a defaulted security in its portfolio so that it may continue to be afforded insurance protection.

         The Fund currently intends to purchase only Ohio Obligations which are insured by the issuer of the obligation under a new issue insurance policy. In the event the Adviser makes a recommendation to purchase an obligation which is not otherwise insured, the Fund may purchase such obligation and thereafter obtain mutual fund or secondary insurance. The Fund will purchase insurance from, or obligations insured by, MBIA Insurance Corp., AMBAC Indemnity Corp., Financial Guaranty Insurance Co. and Financial Security Assurance Inc. The Fund may also purchase insurance from, or obligations insured by, other insurance companies provided that such companies have a claims-paying ability rated AAA by Standard and Poor's or Aaa by Moody's. There can be no assurance that any insurer will be able to meet its obligations under an insurance policy.

         Risk Factors
         -------------
         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The Fund's portfolio securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, in instances where a security is not insured, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer of an uninsured obligation be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

         The Fund may purchase Ohio Obligations which are rated at the time of purchase within the four highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. Ohio Obligations rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In management's opinion, however, the risk involved in investing in these Baa or BBB rated obligations will be substantially reduced by insurance. In addition, Ohio Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. While insurance minimizes the risks to the Fund by protecting against loss from defaults by the issuer, it does not protect against market fluctuation. Consequently, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio, once reliant upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances, has diversified since the 1980's. This has brought the State's employment mix more in line with that of the nation, although manufacturing is still above the national average, at 20.7% of employment in 1996, versus 15.3% for the nation. Statewide employment levels continue to increase, with total employment in 1997 up 2.4% over the prior year. Ohio's unemployment rate since 1991 has remained below that of the nation. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability. Other key factors which have contributed to Ohio's ongoing strong economic performance include strong export activity, a stable real estate market and a stable banking/financial services industry. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance and sound financial management have enabled the State to accumulate sizable financial reserves. The State has posted consistently strong operating results over the past four fiscal years. Fiscal 1997 ended with tax receipts $334.7 million ahead of estimates and total spending $727.3 million below estimates, primarily in the human services areas of Medicaid and welfare. Combined reserves in the general revenue fund exceeded $2.3 billion at June 30, 1997, or 13% of the general revenue fund's $17.6 billion fiscal 1997 budget. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

         Other Investment Techniques
         ---------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes.

Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         INVERSE FLOATING OBLIGATIONS. The Fund may invest in securities representing interests in tax-exempt obligations, known as inverse floating obligations, which pay interest rates that vary inversely to changes in the interest rates of specified short-term tax-exempt obligations or an index of short-term tax-exempt obligations. The interest rates on inverse floating obligations will typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed-rate, long-term tax-exempt obligations increase or decrease in response to such changes. As a result, the market value of inverse floating obligations will generally be more volatile than the market values of fixed-rate tax-exempt obligations.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in greater fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         LEASE OBLIGATIONS. The Fund may invest in tax-exempt obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 10% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non- appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks or other persons in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities while borrowings are outstanding. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
-----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000. However, the minimum initial investment in Class A shares for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Insured Tax-Free Fund." An account application is included in this Prospectus.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the Fund.

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         Sales Load Alternatives
         -----------------------
         The Fund offers two classes of shares which may be purchased at the election of the purchaser. The two classes of shares each represent interests in the same portfolio of investments of the Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The net income attributable to Class C shares and the dividends payable on Class C shares will be reduced by the amount of the incremental expenses associated with the distribution fee. See "Distribution Plans." Shares of the Fund purchased prior to November 1, 1993 are Class A shares.

         The Fund's alternative sales arrangements permit investors to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold his shares, the quality and scope of the value-added services provided by financial advisers who may work with a particular sales load structure by way of compensation for their services, and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur a front-end sales load and be subject to lower ongoing charges, as discussed below, or to have all of the initial purchase price invested in the Fund with the investment thereafter being subject to higher ongoing charges. A salesperson or any other person entitled to receive any portion of a distribution fee may receive different compensation for selling Class A or Class C shares.

         As an illustration, investors who qualify for reduced sales loads as described below, might elect the Class A sales load alternative because similar sales load reductions are not available for purchases under the Class C sales load alternative. Moreover, shares acquired under the Class A sales load alternative would be subject to lower ongoing distribution fees as described below. Investors not qualifying for reduced initial sales loads who expect to maintain their investment for an extended period of time might also elect the Class A sales load alternative because over time the accumulated continuing distribution fees on Class C shares may exceed the difference in initial sales loads between Class A and Class C shares. Again, however, such investors must weigh this consideration against the fact that less of their funds will be invested initially under the Class A sales load alternative. Furthermore, the higher ongoing distribution fees will be offset to the extent any return is realized on the additional funds initially invested under the Class C sales load alternative.

         Some investors might determine that it would be more advantageous to utilize the Class C sales load alternative to have more of their funds invested initially, although remaining subject to higher ongoing distribution fees and, for a one-year period, being subject to a contingent deferred sales load. For example, based on estimated fees and expenses, an investor subject to the maximum 4% initial sales load on Class A shares who elects to reinvest dividends in additional shares would have to hold the investment in Class A shares approximately 5 years before the accumulated ongoing distribution fees on the alternative Class C shares would exceed the initial sales load plus the accumulated ongoing distribution fees on Class A shares. In this example and assuming the investment was maintained for more than 5 years, the investor might consider purchasing Class A shares. This example does not take into account the time value of money which reduces the impact of the higher ongoing Class C distribution fees, fluctuations in net asset value or the effect of different performance assumptions.

         In determining the most appropriate sales load alternative, investors might wish to consider the services provided by their financial adviser and the compensation provided to those advisers under each such alternative. Countrywide Investments works in conjunction with many experienced and very qualified financial advisers throughout the country that may provide valuable assistance to investors by way of ongoing education, asset allocation programs, personalized financial planning reviews, or other services vital to an investor's long-term success. Countrywide Investments believes that these value-added services can greatly benefit investors through market cycles and will work diligently with an investor's chosen adviser. Countrywide Investments has a financial adviser referral service available, at no cost to investors, which can help them choose a financial adviser in their local area if they currently do not have one.

         In addition to the compensation otherwise paid to securities dealers, the Adviser may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Fund. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds of Countrywide Investments during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

Class A Shares
--------------
         Class A shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of Class A shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                                        Dealer
                                                        Reallowance
                                   Sales Load as % of:  as % of
                                   Public    Net        Public
                                   Offering  Amount     Offering
Amount of Investment               Price     Invested   Price
--------------------               --------  --------   ------------
Less than $100,000                  4.00%      4.17%      3.60%
$100,000 but less than $250,000     3.50       3.63       3.30
$250,000 but less than $500,000     2.50       2.56       2.30
$500,000 but less than $1,000,000   2.00       2.04       1.80
$1,000,000 or more                  None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply with respect to Class A shares if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of Class A shares of $1,000,000 or more made after October 1, 1995 and subsequent purchases further increasing the size of the account, a dealer's commission of up to 1% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Fund may be aggregated with concurrent purchases of Class A shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the applicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Charge for Certain Purchases of Class A Shares" below.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.


         PURCHASES AT NET ASSET VALUE. Class A shares of the Fund may be purchased at net asset value by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.

         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase Class A shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase Class A shares at net asset value.

         In addition, Class A shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers may also purchase Class A shares of the Fund at net asset value if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Associations and affinity groups and their members may purchase Class
A shares of the Fund at net asset value provided that management of these groups or their financial adviser has made arrangements to permit them to do so with the Trust. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.


         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, may also purchase Class A shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Fund (or shares into which such Class A shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to 1% of the lesser of
(1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of Class A shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such Class A shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such Class A shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such Class A shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such Class A shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

Class C Shares
--------------
         Class C shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's net asset value. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the net asset value next determined on the following business day.

         A contingent deferred sales load is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account to fall below the total dollar amount of purchase payments subject to the deferred sales load, except that no such charge is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or to the extent the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the deferred sales load.

         Whether a contingent deferred sales load is imposed will depend on the amount of time since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the contingent deferred sales load according to the following schedule:

                  Year Since Purchase                Contingent Deferred
                  Payment was Made                        Sales Load
                  -------------------                --------------------
                     First Year                                1%
                     Thereafter                              None

         In determining whether a contingent deferred sales load is payable, it is assumed that the purchase payment from which the redemption is made is the earliest purchase payment (from which a redemption or exchange has not already been effected). If the earliest purchase from which a redemption has not yet been effected was made within one year before the redemption, then a deferred sales load at the rate of 1% will be imposed.

         The following example will illustrate the operation of the contingent deferred sales load. Assume that an individual opens an account and purchases 1,000 shares at $10 per share and that six months later the net asset value per share is $12 and, during such time, the investor has acquired 50 additional shares through reinvestment of distributions. If at such time the investor should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 1%, the contingent deferred sales load would be $40. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all Class C shares in the shareholder's account are aggregated, and the current value of all such shares is aggregated.

         All sales loads  imposed on  redemptions  are paid to the Adviser.  The
Adviser   intends  to  pay  a  commission  of  1%  of  the  purchase  amount  to participating brokers at the time the investor purchases Class C shares.

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

SHAREHOLDER SERVICES
---------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         AUTOMATIC WITHDRAWAL PLAN

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional Class A shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         DIRECT DEPOSIT PLANS

         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         AUTOMATIC INVESTMENT PLAN

         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         INVESTPLUS PLAN

         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.

         REINVESTMENT PRIVILEGE

         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------

         You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must be guaranteed regardless of the value of the shares being redeemed.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         If a certificate for the shares was issued to you, you will not be permitted to exchange shares by telephone or to use the automatic withdrawal plan as to those shares. In order to redeem such shares, the certificate must be delivered to the Transfer Agent, or the dealer in the case of a wire redemption, duly endorsed or accompanied by a duly endorsed stock power, with the signature guaranteed by any of the eligible guarantor institutions outlined above.

         A contingent deferred sales load may apply to a redemption of Class C shares or to a redemption of certain Class A shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time.

After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Class A shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

          Class C shares of the Fund, as well as Class A shares of the Fund subject to a contingent deferred sales load, may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust                 Countrywide Strategic Trust
Tax-Free Money Fund                        *Equity Fund
 Ohio Tax-Free Money Fund                  *Utility Fund
 California Tax-Free Money Fund            *Aggressive Growth Fund
 Florida Tax-Free Money Fund               *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund                Countrywide Investment Trust
*Kentucky Tax-Free Fund                    Short Term Government Income Fund
                                           Institutional Government Income Fund
                                           Money Market Fund
                                           *Intermediate Bond Fund
                                           *Intermediate Term Government Income
                                               Fund
                                           *Adjustable Rate U.S. Government
                                               Securities Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

         Distributions are paid according to one of the following options:

         Share Option -       income  distributions  and capital
                              gains    distributions     reinvested    in
                              additional shares.

         Income Option -      income distributions and short-term capital
                              gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

         Cash Option  -       income   distributions   and  capital  gains
                              distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed dividend checks.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

         Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

         Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

         Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal and Ohio income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

         Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
         The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide

Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

         John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing the Fund's portfolio since October 1986.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plans"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its plan of distribution pursuant to Rule 12b-1 (see "Distribution Plans"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLANS
------------------
         CLASS A SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class A Plan") under which the Class A shares may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class A Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class A shares. For the fiscal year ended June 30, 1998, Class A shares of the Fund paid $14,149 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the Fund's average daily net assets allocable to Class A shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

         CLASS C SHARES. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Class C Plan") which provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the Fund's average daily net assets allocable to Class C shares, which may be paid to other dealers based on the average value of such shares owned by clients of such dealers. In addition, the Class C shares may directly incur or reimburse the Adviser in an amount not to exceed .75% per annum of the Fund's average daily net assets allocable to Class C shares for expenses incurred in the distribution and promotion of the Fund's Class C shares, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the

Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

         Pursuant to the Class C Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Class C shares. For the fiscal year ended June 30, 1998, Class C shares of the Fund paid $28,799 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

         Unreimbursed expenditures will not be carried over from year to year. In the event the Class C Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class C Plan terminates. The Adviser may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

         GENERAL. Pursuant to the Plans, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers places certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the share price (net asset value) of Class C shares and the public offering price (net asset value plus applicable sales load) of Class A shares of the Fund are determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Total return and yield are computed separately for Class A and Class C shares. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and, for Class A shares, the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in the Trust's annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) or by writing to the Trust at the address on the front of this Prospectus.

Account Application                                                             ACCOUNT NO.  ____________________________
                                                                                               (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                         FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                           Firm Name:______________________________________
Ohio Insured Tax-Free Fund                                            Home Office Address:____________________________
                                                                      Branch Address:_________________________________
[  ]  A Shares (9)                                                    Rep Name & No.:_________________________________
[  ]  C Shares (14)                                                   Rep Signature:__________________________________

___________________________________________________________________________________________________________________

Initial Investment of $___________________ ($1,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                    (Fund Name)                                       (Fund Account Number)

Account Name                                                          S.S. #/Tax l.D.#

_________________________________________________________________     _________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.         (In case of custodial account
                                                                       please list minor's S.S.#)

_________________________________________________________________     Citizenship:   [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                             [  ]  Other ______________________

Address                                                               Phone

_________________________________________________________________     (_____)__________________________________________
Street or P.O. Box                                                    Business Phone

_________________________________________________________________     (_____)__________________________________________
City                                    State          Zip            Home Phone

Check Appropriate Box:   [  ] Individual     [  ] Joint Tenant (Right of survivorship presumed)     [  ] Partnership
[  ] Corporation    [  ] Trust     [  ] Custodial      [  ] Non-Profit     [  ] Other

Occupation and Employer Name/Address __________________________________________________________________________________

Are you an associated person of an NASD member?   [  ]  Yes   [  ]   No
___________________________________________________________________________________________________________________

TAXPAYER IDENTIFICATION NUMBER _ Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[  ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[  ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
___________________________________________________________________________________________________________________

DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)
[  ]  Share Option   -  Income distributions and capital gains distributions automatically reinvested in additional shares.
[  ]  Income Option  -  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.
[  ]  Cash Option    -  Income distributions and capital gains distributions paid in cash.
                        [ ] By Check  [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
__________________________________________________________________________________________________________________________

REDUCED SALES CHARGES
Right of Accumulation:  I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                         Account Number/Name                                    Account Number/Name
___________________________________________________________-     ________________________________________________________

___________________________________________________________-     ________________________________________________________

Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[  ] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust.  Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 __
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of COuntrywide Investments at least equal to (check appropriate box):
          [  ] $100,000       [  ]  $250,000      [  ] $500,000       [  ]  $1,000,000
____________________________________________________________________________________________________________________________

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ] [ ] [ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
______________________________________________________________________________________________________________________________

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably  believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide
Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.
These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

_______________________________________________________________-    ________________________________________________________

Signature of Individual Owner, Corporate Officer, Trustee, etc.                Signature of Joint Owner, if Any

___________________________________________________________-     ________________________________________________________

          Title of Corporate Officer, Trustee, etc.                                            Date

     NOTE:   Corporations, trusts and other organizations must complete the resolution form on the reverse side.
     Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment  Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis.  The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00.
Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued
by the shareholder at any time.

Please invest $ _________________per month in the Fund.          ABA Routing Number________

                                                                 FI Account Number__________
                                                                 [  ]  Savings Account
_____________________________________________________________
Name of Financial Institution (FI)                               Please make my automatic investment on:


_____________________________________________________________    [  ]  the last business day
City                                    State                    [  ] 15th and last business day


X____________________________________________________________    X________________________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)               (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names.  Please sign exactly as signature appears on your FI's records.)

Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the
Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees: CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement.  CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
____________________________________________________________________________________________________________________________

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________________ from my mutual fund account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[  ] Monthly - Withdrawals will be made on the last business day of each month.
[  ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[  ] Annually - Please make withdrawals on the last business day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange:  Please exchange the withdrawal proceeds into another Countrywide account number:  __ __ -  __ __ __ __ __ __
[  ] Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[  ] ACH Transfer:  Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     understand that the transfer will be completed in two to three business days and that there is no charge.
[  ] Bank Wire:  Please send my withdrawal proceeds via bank wire, to the account indicated below.  I understand that the wire will be completed in one business day and that there is an $8.00  fee.

Please attach a voided             _______________________________________________________________________________________
check for ACH or bank wire         Bank Name                               Bank Address

                                   _______________________________________________________________________________________
                                   Bank ABA#                     Account #                               Account Name

[  ]  Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                Street address                         City                               State                    Zip
____________________________________________________________________________________________________________________________

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

_____________________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint
Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the
Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.


                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


____________________________________________________________________________________________________________________________
(Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                            (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_______________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                                   Name                                                        Title

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________

________________________________________________________________      _______________________________________________________


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


________________________________________________________________      _______________________________________________________
                    *Secretary-Clerk                                            Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information....................................................
Financial Highlights. . . . . .........................................
Investment Objective and Policies......................................
How to Purchase Shares.................................................
Shareholder Services...................................................
How to Redeem Shares...................................................
Exchange Privilege.....................................................
Dividends and Distributions............................................
Taxes..................................................................
Operation of the Fund..................................................
Distribution Plans . . . ..............................................
Calculation of Share Price and Public Offering Price...................
Performance Information................................................


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                                November 1, 1998
                             Countrywide Tax-Free Trust
                             312 Walnut Street, 21st Floor
                             Cincinnati, Ohio 45202-4094
                                    800-543-0407

                            OHIO TAX-FREE MONEY FUND
                                  RETAIL SHARES

      The Ohio Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

      Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      This Prospectus sets forth concisely the information about Retail Shares that you should know before investing. Please retain this Prospectus for future reference. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling one of the numbers listed below.

     For information or assistance in opening an account, please contact your broker, or call us at the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------
                                  RETAIL SHARES

Shareholder Transaction Expenses
      Sales Load Imposed on Purchases                             None
      Sales Load Imposed on Reinvested Dividends                  None
      Exchange Fee                                                None
      Redemption Fee                                              None*
      Check Redemption Processing Fee (per check):
        First six checks per month                                None
        Additional checks per month                              $0.25

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Operating Expenses (as a percentage of average net assets)
      Management Fees After Waivers                                .43%(A)
      12b-1 Fees                                                   .22%(B)
      Other Expenses                                               .10%
                                                                   ----
      Total Operating Expenses After Waivers                       .75%(C)
                                                                   ====

(A)  Absent  waivers of  management  fees,  such fees would have been .44%.
(B) Retail Shares may incur 12b-1 fees in an amount up to .25% of average net assets.
(C) Absent waivers of management fees, total operating expenses would have been .76%.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Retail Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      Example                            1 Year  3 Years  5 Years   10 Years
      -------                            ------  -------  -------   --------
      You would pay the following
      expenses on a $1,000 invest-
      ment, assuming (1) 5% annual
      return and (2) redemption at
      the end of each time period:        $  8    $ 24    $ 42      $ 93

FINANCIAL HIGHLIGHTS
---------------------
      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                 Per Share Data for a Share Outstanding Throughout Each Period
=========================================================================================================================

                                                                                                                 From
                                                                                                                 Sept. 1,
                                                    Year Ended June 30,                                           1988
                                -------------------------------------------------------------------------------- through
                                                                                                                 June 30,
                                1998     1997      1996     1995     1994     1993     1992     1991     1990     1989
                                -------------------------------------------------------------------------------------------
Net asset value at beginning of
  period....................   $1.000   $1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000     $1.000
                               ------   ------  -------  -------  -------  -------  -------  -------  -------     ------
Net investment income.......    0.030    0.030    0.031    0.031    0.020    0.022    0.034    0.048    0.055      0.047
                               ------   ------  -------  -------  -------  -------   ------   -------  -------    -------
Dividends from net
  investment income ........   (0.030)  (0.030)  (0.031)  (0.031)  (0.020)  (0.022)  (0.034)  (0.048)  (0.055)     (0.047)
                               ------   ------   ------  ------   -------   ------  -------   -------  ------      ------

Net asset value at
end of period .........        $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000  $ 1.000  $ 1.000     $1.000
                               ======   ======   ======   ======   ======   ======   ======    ======   ======     ======

Total return.............       3.07%    2.99%    3.14%    3.12%    1.99%    2.19%    3.52%    4.99%    5.62%      5.77%(B)
                               ======   ======    =====   ======    ======   =====    ======   ======   ======     ========

Net assets at end
 of period (000's)........    $205,316  $166,719  $240,323 $226,606 $213,001 $221,775  $218,503 $204,034 $124,145  $78,241
                              ========  ========  =======  =======   =======  =======  =======  ======  =========  ========

Ratio of expenses to
  average net assets(A)  ...    0.75%    0.75%      0.75%    0.74%    0.73%    0.74%     0.75%    0.77%    0.75%   0.71%(B)
Ratio of net investment income
  to average net assets......   3.02%    2.93%      3.09%    3.08%    1.97%    2.16%    3.43%     4.80%    5.47%   5.64%(B)

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.76%, 0.77% and 0.85%(B)
    for the periods ended June 30, 1998, 1997 and 1989, respectively.
(B) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Ohio Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

         The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

         It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of
(1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The  Fund  may,  from  time  to  time,   invest  in  other  short-term,
high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

         Ohio Obligations
         -----------------
         Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors
         ------------
         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio, once reliant upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances, has diversified since the 1980's. This has brought the State's employment mix more in line with that of the nation, although manufacturing is still above the national average, at 20.7% of employment in 1996, versus 15.3% for the nation. Statewide employment levels continue to increase, with total employment in 1997 up 2.4% over the prior year. Ohio's unemployment rate since 1991 has remained below that of the nation. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability. Other key factors which have contributed to Ohio's ongoing strong economic performance include strong export activity, a stable real estate market and a stable banking/financial services industry. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance and sound financial management have enabled the State to accumulate sizable financial reserves. The State has posted consistently strong operating results over the past four fiscal years. Fiscal 1997 ended with tax receipts $334.7 million ahead of estimates and total spending $727.3 million below estimates, primarily in the human services areas of Medicaid and welfare. Combined reserves in the general revenue fund exceeded $2.3 billion at June 30, 1997, or 13% of the general revenue fund's $17.6 billion fiscal 1997 budget. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

Other Investment Techniques
---------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above;

floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------

         Your initial investment in Retail Shares of the Fund ordinarily must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

        CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the Retail Shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

         Direct Deposit Plans
         --------------------
         Retail Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in Retail Shares of the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         InvestPlus Plan
         ---------------
         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.

HOW TO REDEEM SHARES
--------------------
         You may redeem Retail Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.


        BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

         Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account have been changed within the previous 30 days.

         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming Retail Shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more  than six check  redemptions  are  effected  in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals.

         The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
-------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust              Countrywide Strategic Trust
 Tax-Free Money Fund                    *Equity Fund
 Ohio Tax-Free Money Fund               *Utility Fund
 California Tax-Free Money Fund         *Aggresssive Growth Fund
 Florida Tax-Free Money Fund            *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund

                                        Countrywide Investment Trust
                                        Short Term Government Income Fund
                                        Institutional Government Income
                                           Fund
                                        Money Market Fund
                                       *Intermediate Bond Fund
                                       *Intermediate Term Government Income
                                           Fund
                                       *Adjustable Rate U.S. Government
                                           Securities Fund

  You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor,

Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

  Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
  All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

  Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----
  The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

  The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

  Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

  The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
  The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

  The  Trust  retains   Countrywide   Investments,   Inc.,  312  Walnut  Street,
Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

  The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

  The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto. Retail Shares are also responsible for the payment of expenses related to the distribution of such shares (see "Distribution Plan").

  The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

  The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

  In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

  Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

  Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Retail Shares of the Fund shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Distribution Plan"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

  The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus. BHC Securities Inc., 2005 Market Street, Philadelphia Pennsylvania, may be deemed to control Retail Shares of the Fund by virtue of the fact that it owns of record more than 25% of such shares as of the date of this Prospectus.

DISTRIBUTION PLAN
------------------
  Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Retail Shares of the Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution- related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

  Pursuant to the Class A Plan, Retail Shares may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Retail Shares of the Fund. For the fiscal year ended June 30, 1998, Retail Shares of the Fund paid $425,979 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

  The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the average daily net assets allocable to Retail Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

  Pursuant to the Class A Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
---------------------------
  On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

  The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
  From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Retail and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application                    Account No. 07 - ____________________
                                                         (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354               FOR BROKER/DEALER USE ONLY
                                          Firm Name: __________________________
OHIO TAX-FREE MONEY FUND                  Home Office Address:_________________
(RETAIL SHARES)                           Branch Address:______________________
                                          Rep Name & No. ______________________

________________________________________________________________________________

Initial Investment of $___________________________ ($1,000 minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________

[  ]  Exchange From: __________________________________________________________
                              (Fund Name)               (Fund Account Number)

Account Name                                                         S.S.#/Tax I.D.#

_____________________________________________________________        ____________________________
Name of Individual, Corporation, Organization, or Minor, etc.        In case of custodial account
                                                                     please list minor's S.S.#
_________________________________________________________________
Name of Joint Tenant, Partner, Custodian                             Citizenship: [ ] U.S.
                                                                                  [ ] Other _______
Address                                                              Phone

___________________________________________________________________   (  ) _________________________
Street or P.O. Box                                                          Business Phone

___________________________________________________________________   (   ) _________________________
City                                    State           Zip                 Home Phone

Check Appropriate Box:  [  ] Individual  [  ] Joint Tenant (Right of survivorship presumed) [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit   [  ] Other
-------------------------------------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social
Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[  ]  Reinvest all distributions

[  ]  Pay all distributions in cash
-------------------------------------------------------------------------------------------------------------------

REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below.
NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number___________________________________

Name of Account Holder_________________________________________________________________________________________________________

Bank Name __________________________________________________Bank Address________________________________________________
                                                                         City                        State

[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on  the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I
(we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and
Regulations may be amended from time to time.
------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ] [ ] [ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably  believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide
Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.
These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


______________________________________________________________                   ___________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

                                                                                 __________________________________________________
_______________________________________________________________                  Date
  Title of Corporate Officer, Trustee, etc.

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00.
Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund.

ABA Routing Number_______________________

FI Account Number________________________

[  ]  Checking Account     [  ]  Savings Account

________________________________________________
Name of Financial Institution (FI)

_________________________________________________
City                     State

Please make my automatic investment on:

[  ]  the last business day of each month
[  ]  the 15th day of each month
[  ]  both the 15th and last business day

X________________________________________________________________________
 Signature of Depositor EXACTLY as it appears on FI Records)

X_________________________________________________________________________
(Signature of Joint Tenant - if any)

 (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check from your checking account or a voided deposit/ withdrawal slip from your savings account for the Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS,
CFS hereby agrees:
     CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
------------------------------------------------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly - Withdrawals will be made on the last business day of each month.
[ ] Quarterly - Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually - Please make withdrawals on the last business day of the month of:____________________.

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Countrywide account number: ____ ____ _ ____ ____ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 _______________________________________________________________________________________
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to:__________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
------------------------------------------------------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

------------------------------------------------------------------------------------------------------------------------

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any ction for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA)
and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

------------------------------------------------------------------------------------------------------------------------
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


-------------------------------------------------------------------------------
                           (Name of Organization)

incorporated or formed under the laws of_______________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                                                     Title

---------------------------------------                  ----------------------

---------------------------------------                  ----------------------

---------------------------------------                  ----------------------

Witness my hand and seal of the corporation or organization this________________ day of_____________________________, 19_______



-----------------------------------      -------------------------------------
 *Secretary-Clerk                        Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bodgon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information..............................................
Financial Highlights . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies................................
How to Purchase Shares...........................................
Shareholder Services.............................................
How to Redeem Shares.............................................
Exchange Privilege...............................................
Dividends and Distributions......................................
Taxes............................................................
Operation of the Fund............................................
Distribution Plan. . . . ........................................
Calculation of Share Price.......................................
Performance Information..........................................
----------------------------------------------------------------

  No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                                PROSPECTUS
                                                                November 1, 1998
                            Countrywide Tax-Free Trust
                            312 Walnut Street, 21st Floor
                            Cincinnati, Ohio 45202-4094
                                   800-543-0407

                            OHIO TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES

      The Ohio Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

      Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      This Prospectus sets forth concisely the information about Institutional Shares that you should know before investing. Please retain this Prospectus for future reference. Retail Shares are offered in a separate prospectus and additional information about Retail Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

      For information or assistance in opening an account, please contact your broker, or call us at the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------
                              INSTITUTIONAL SHARES

Shareholder Transaction Expenses
      Sales Load Imposed on Purchases                                 None
      Sales Load Imposed on Reinvested Dividends                      None
      Exchange Fee                                                    None
      Redemption Fee                                                  None

Annual Operating Expenses (as a percentage of average net assets)
   Management Fees After Waivers                                    .43%(A)
   12b-1 Fees                                                        None
   Other Expenses After Reimbursements                              .07%(B)
                                                                    -------
   Total Operating Expenses After
         Waivers and Expense Reimbursements                         .50%(C)
                                                                    ========

(A)  Absent  waivers of  management  fees,  such fees would have been .44%.
(B) Absent expense reimbursements by the Adviser, other expenses would have been .08%.
(C) Absent waivers of management fees and expense reimbursements by the Adviser, total operating expenses would have been .52%.

       The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Institutional Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       Example
                                          1 Year  3 Years  5 Years  10 Years
                                          ------  -------  -------  --------
      You would pay the following
      expenses on a $1,000 investment,
      assuming (1) 5% annual return
      and (2) redemption at the end
      of each time period:                 $ 5     $ 16     $ 28     $ 63

FINANCIAL HIGHLIGHTS
--------------------
      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

Per Share Data for a Share Outstanding Throughout Each Period

                                                              Year      Period
                                                              Ended     Ended
                                                              June 30,  June 30,
                                                              1998      1997(A)
                                                             -------   --------
Net asset value at beginning of period ........................$1.000   $1.000
                                                               ------   ------

Net investment income ..........................................0.033    0.016
                                                                -----    -----

Dividends from net investment income.......................    (0.033)  (0.016)
                                                               -------  -------

Net asset value at end of period...............................$1.000    $1.000
                                                               ======    ======

Total return....................................................3.33%   3.31%(C)
                                                                =====   ======

Net assets at end of period (000's)........................... $115,266  $97,589
                                                               ========  =======

Ratio of expenses to average net assets(B)......................0.50%    .50%(C)

Ratio of net investment income to
average net assets..............................................3.27%   3.28%(C)

(A) Represents the period from the initial public offering of Institutional shares (January 7, 1997) through June 30, 1997.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.52% and 0.56%(C) for the periods ended June 30, 1998 and 1997, respectively.
(C)  Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective may be changed by the Board of Trustees without shareholder approval, but only after notification has been given to shareholders and after this Prospectus has been revised accordingly. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Ohio Obligations (described below) determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

         The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

         It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The  Fund  may,  from  time  to  time,   invest  in  other  short-term,
high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Ohio, income tax and taxable obligations such as certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Ohio Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. The Fund reserves the right to hold cash reserves as the Adviser deems necessary for temporary defensive purposes. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Ohio income tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal and/or Ohio income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies. Investments by the Fund in shares of other investment companies may result in duplication of advisory and administrative fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund will only invest in securities of other investment companies which hold themselves out to be money market funds.

         Ohio Obligations
         ----------------
         Ohio Obligations are debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and Ohio personal income tax. For purposes of this definition, Ohio Obligations include participation interests in Ohio Obligations and shares of an investment company which invests at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax, and Ohio personal income tax. Ohio Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Ohio Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Ohio Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors
         ------------
         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Ohio Obligations decline.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Ohio Obligations. The Fund's performance is closely tied to conditions within the State of Ohio and to the financial condition of the State and its authorities and municipalities. The economy in the State of Ohio, once reliant upon durable goods manufacturing, largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances, has diversified since the 1980's. This has brought the State's employment mix more in line with that of the nation, although manufacturing is still above the national average, at 20.7% of employment in 1996, versus 15.3% for the nation. Statewide employment levels continue to increase, with total employment in 1997 up 2.4% over the prior year. Ohio's unemployment rate since 1991 has remained below that of the nation. Although manufacturing is expected to slow in the future, growth in nonmanufacturing output and employment, led by the financial services, distribution and trade sectors, has contributed to greater stability. Other key factors which have contributed to Ohio's ongoing strong economic performance include strong export activity, a stable real estate market and a stable banking/financial services industry. While Ohio has in the past experienced budget shortfalls due to weak revenue results and higher-than-budgeted human services expenditures, improved economic performance and sound financial management have enabled the State to accumulate sizable financial reserves. The State has posted consistently strong operating results over the past four fiscal years. Fiscal 1997 ended with tax receipts $334.7 million ahead of estimates and total spending $727.3 million below estimates, primarily in the human services areas of Medicaid and welfare. Combined reserves in the general revenue fund exceeded $2.3 billion at June 30, 1997, or 13% of the general revenue fund's $17.6 billion fiscal 1997 budget. Although revenue obligations of the State of Ohio or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Ohio Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

Other Investment Techniques
---------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when- issued tax-exempt obligations. Obligations offered on a when- issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------

         Your initial investment in Institutional Shares of the Fund ordinarily must be at least $1,000,000. Shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Ohio Tax-Free Money Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 12:00 noon, Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

HOW TO REDEEM SHARES
--------------------
         You may redeem Institutional Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on yo ur application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

         Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account have been changed within the previous 30 days.


         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         ADDITIONAL REDEMPTION INFORMATION. There is currently no charge for processing wire redemptions. However, the Trust reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust            Countrywide Strategic Trust
 Tax-Free Money Fund                  *Equity Fund
 Ohio Tax-Free Money Fund             *Utility Fund
 California Tax-Free Money Fund       *Aggressive Growth Fund
 Florida Tax-Free Money Fund          *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund

                                    Countrywide Investment Trust
                                    Short Term Government Income Fund
                                    Institutional Government Income
                                        Fund
                                    Money Market Fund
                                   *Intermediate Bond Fund
                                   *Intermediate Term Government Income
                                        Fund
                                   *Adjustable Rate U.S. Government
                                        Securities Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

SUBACCOUNTING SERVICES
----------------------
         Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a subaccounting fee based on the level of services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of, or in addition to, normal trust or agency account fees. This Prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fee charged for those services and any restrictions and limitations imposed.

DIVIDENDS AND DISTRIBUTIONS
----------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

         Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
------
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

         Dividends received from the Fund that are exempt from federal income tax are exempt from the Ohio personal income tax and the net income base of the Ohio corporation franchise tax to the extent derived from interest on Ohio Obligations. However, shares of the Fund will be included in the computation of the Ohio corporation franchise tax on the net worth basis. Distributions received from the Fund are generally not subject to Ohio municipal income taxation.

         Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

         Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

         Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Ohio personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

         The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
         The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its own distribution arrangements. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

         The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, may be deemed to control the Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

CALCULATION OF SHARE PRICE
--------------------------
         On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
         From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Institutional and Retail Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application

OHIO TAX-FREE MONEY FUND
(Institutional Shares)

ACCOUNT NO. 04 - ________________
                 (For Fund Use Only)

Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FOR BROKER/DEALER USE ONLY

Firm Name:_____________________________________
Home Office Address:___________________________
Branch Address:________________________________
Rep Name & No._________________________________

Initial Investment of $___________________________ ($500,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________

[  ]  Exchange From: __________________________________________________
                     (Fund Name)                  (Fund Account Number)

Account Name

_________________________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.


_________________________________________________________________
Name of Joint Tenant, Partner, Custodian

Address

___________________________________________________________________
Street or P.O. Box

____________________________________________________________________
City                                    State           Zip

S.S.#/Tax I.D.#

________________________________________________________
(In case of custodial account please list minor's S.S.#)

Citizenship:  ___ U.S.          Phone

              ___ Other         (   )______________________
                                 Business Phone

                                (   )______________________
                                Home Phone

Check Appropriate Box:  [  ] Individual  [  ] Joint Tenant (Right of survivorship presumed) [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit    [  ] Other

--------------------------------------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social
Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[  ]  Share Option - Income distributions and capital gains distributions automatically reinvested in additional shares.

[  ]  Cash Option -  Income distributions and capital gains distributions paid in cash.

--------------------------------------------------------------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in Countrywide Investments (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State

-----------------------------------------------------------------------------------------------------------------------------------
ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ] [ ] [ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably  believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide
Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.
These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


-------------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.

--------------------------------------------------------------
Signature of Joint Owner, if Any

---------------------------------------------------------------
Title of Corporate Officer, Trustee, etc.

---------------------------------------------------------------
Date

    NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

___________________________________________________________________________________________________________________
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

_____________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.
                                              Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

______________________________________________________________________________________________________________________
                                                  (Name of Organization)

incorporated or formed under the laws of

__________________________________________
           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                                   Title

_______________________________        _______________________________


________________________________       ________________________________


_________________________________      __________________________________

Witness my hand and seal of the corporation or organization this________________day of_____________________________,
19_______


________________________________________________
                   *Secretary-Clerk


__________________________________________________
Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information........................................................
Financial Highlights. . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies..........................................
How to Purchase Shares.....................................................
How to Redeem Shares.......................................................
Exchange Privilege.........................................................
Subaccounting Services . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions................................................
Taxes......................................................................
Operation of the Fund......................................................
Calculation of Share Price.................................................
Performance Information....................................................
----------------------------------------------------------------

         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                               November 1, 1998
                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                  800-543-0407

                         CALIFORNIA TAX-FREE MONEY FUND


      The California Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of current income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.


      Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

     For further information or assistance in opening an account, please contact your broker, or call us at the above number.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------

SHAREHOLDER TRANSACTION EXPENSES
      Sales Load Imposed on Purchases                             None
      Sales Load Imposed on Reinvested Dividends                  None
      Exchange Fee                                                None
      Redemption Fee                                              None*
      Check Redemption Processing Fee (per check):
        First six checks per month                                None
        Additional checks per month                              $0.25

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
      Management Fees                                      .50%
      12b-1 Fees                                           .05%(A)
      Other Expenses                                       .22%
                                                           ----
      Total Fund Operating Expenses                        .77%
                                                           ====

(A) The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

      Example                          1 Year   3 Years   5 Years  10 Years
      -------                          ------   -------   -------  --------
      You would pay the following
      expenses on a $1,000 invest-
      ment, assuming (1) 5% annual
      return and (2) redemption at
      the end of each time period:      $8       $25       $43      $95

FINANCIAL HIGHLIGHTS
---------------------
      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.


             PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------------
                                                                                                        FROM DATE
                                                                                                        OF PUBLIC
                                                                                                        OFFERING
                                                                                                        (JULY 25,
                                                                                                          1989)
                                                                                                         THROUGH
                                                    YEAR ENDED JUNE 30,                                   JUNE
                                    ---------------------------------------------------------------------  30,
                                     1998     1997    1996     1995     1994     1993     1992     1991   1990
                                    -------------------------------------------------------------------------------

Net asset value at
  beginning of period..............$1.000   $1.000  $1.000  $1.000  $1.000    $1.000    $1.000   $1.000     $1.000
                                   ------   ------  ------  ------   ------   -------   ------   ------     -------

Net investment income...............0.029    0.028   0.029   0.029   0.019     0.022      0.035   0.046      0.053
                                    -----    -----   -----   -----   ------    -----      -----   -----      ------

Dividends from net
  investment income................(0.029)  (0.028) (0.029)  (0.029) (0.019)  (0.022)    (0.035) (0.046)    (0.053)
                                   -------  -------  ------- ------- -------   ------    -------  -------   -------

Net asset value at end
  of period........................$1.000   $1.000   $1.000  $1.000  $1.000   $1.000    $1.000  $1.000      $1.000
                                   ======   ======  ======   ======   ======   ======   ======   ======     =======

Total return........................ 2.94%   2.81%    2.95%    2.95%   1.93%    2.26%    3.71%   4.70%       5.79%(B)
                                    =====    =====   =====    =====    =====    =====   ======   ======      ========

Net assets at end
  of period (000's)................$41,013  $32,186  $36,122  $19,525  $24,508  $34,487    $21,246  $13,524  $12,205
                                   =======  =======  =======   =======  =======  =======   =======  =======  ========

Ratio of expenses to
  average net assets(A).............. 0.77%  0.80%    0.80%   0.70%    0.60%     0.56%     0.34%    0.40%    0.08%(B)

Ratio of net investment
  income to average net
  assets............................. 2.89%  2.76%    2.88%    2.83%   1.90%     2.22%      3.49%    4.56%   5.65%(B)
---------------------------------------------------------------------------------------------------------------------
(A)      Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85%, 0.86%, 0.85%, 0.89%, 1.01% and 1.15%(B) for the periods ended June 30,
         1996, 1995, 1994, 1993, 1992, 1991 and 1990, respectively.
(B)      Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide  Tax-Free Trust (the "Trust").  The
Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term California Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. California Obligations are debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax, including the alternative minimum tax, and California income tax. To the extent acceptable California Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal, but not California, income tax.

         The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         Municipal Obligations
         ---------------------
         Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         Basic Investment Policies
         -------------------------
         It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in California Obligations and the remainder may be invested in obligations that are not California Obligations and therefore are subject to California income tax (see "Taxes"). When the Fund has adopted a temporary defensive position (including circumstances when acceptable California Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not exempt from California income tax.

         The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

         The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least

80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

         Risk Factors
         -------------
         The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of California Obligations. The Fund's performance is closely tied to conditions within the State of California and to the financial condition of the State and its authorities and municipalities. The nationwide recession of the early 1990s severely affected several key industries in California's economy, such as defense, aerospace and high technology. However, gains in the export, entertainment, tourism and computer services sectors have helped drive the recent recovery. The state's economy remains very broad-based as manufacturing represents just 15% of state employment, with services representing 31% and trade at 23%. Although California's job growth rate now outpaces the nation, unemployment remains above the national level. However, the long-term decline in wealth levels relative to the nation appears to have stabilized, as personal income growth in 1998 was 7.2%.

The economic upturn has led to improved state finances, after the 1990s recession caused deficits in the general fund balances. Increased liquidity has eliminated the need to borrow externally across fiscal years for cash flow purposes. In the past, overly optimistic assumptions have caused extremely large variances from budget. However, more conservative budgeting and economic gains have allowed positive or close to break-even operating results since 1995, gradually moving the state's unreserved general fund balance deficit to a positive accumulated surplus at fiscal year-end 1998 of $521 million or 1% of expenditures. The 1999 budget reflects reasonable economic and expenditure assumptions and grants both tax-cuts and additional spending. Nevertheless, the state's cash position remains poor, due to the need to carry the school loans, although other internally borrowable funds have grown enough in recent years to substantially reduce the size of the state's external note borrowing. The state's future budgets will be challenged by school enrollment growth, Proposition 98 mandates, prison funding required by new mandatory sentencing laws, social services needs and a two-thirds legislative requirement for budget passage. These impediments will offset some of the economic benefits of the state's recovery. In addition, political pressures have made it difficult to maintain substantial fund balances. On October 2, 1998, Moody's Investors Service, Inc. upgraded California's general obligation debt rating from A1 to Aa3. The upgrade reflects the state's continuing economic recovery, coupled with a number of actions taken in the recent legislative budget session to improve the state's credit condition, including the rebuilding of cash and budget reserves. Although no issuers of California Obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all California Obligations and, consequently, the net asset value of the Fund.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

         Other Investment Techniques
         ----------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes.

Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

         BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

         INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "California Tax-Free Money Fund." An account application is included in this Prospectus.

         You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares of the Fund are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free
800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

         CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

         Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         AUTOMATIC WITHDRAWAL PLAN

         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

         DIRECT DEPOSIT PLANS

         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         AUTOMATIC INVESTMENT PLAN

         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         INVESTPLUS PLAN

         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.

HOW TO REDEEM SHARES
--------------------
         You may redeem shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

         A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

         BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

        Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account have been changed within the previous 30 days.


         Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

         Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

         BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

         When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

         If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

         As long as no more  than six check  redemptions  are  effected  in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals.

         The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

         Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

         ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
-------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust           Countrywide Strategic Trust
 Tax-Free Money Fund                 *Equity Fund
 Ohio Tax-Free Money Fund            *Utility Fund
 California Tax-Free Money Fund      *Aggressive Growth Fund
 Florida Tax-Free Money Fund         *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund           Countrywide Investment Trust
*Kentucky Tax-Free Fund               Short Term Government Income Fund
                                      Institutional Government Income
                                        Fund
                                      Money Market Fund
                                     *Intermediate Term Government Income
                                        Fund
                                     *Adjustable Rate U.S. Government
                                        Securities Fund
                                     *Intermediate Bond Fund

  You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

  Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
  All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

  Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----
  The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

  The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Except for dividends from taxable investments, the Fund anticipates that substantially all dividends paid by the Fund will not be subject to California state income tax. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

  The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and California state income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
  The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

  The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

  The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

  The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

  The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

  The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

  In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

  Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

  Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
------------------

  Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund;

expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

  Pursuant to the Plan, the Fund may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of shares of the Fund. For the fiscal year ended June 30, 1998, the Fund paid $15,000 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

  The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

  Pursuant  to the  Plan,  the  Fund may also  make  payments  to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
--------------------------
  On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

  The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------

  From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield."

Account Application                                                                       ACCOUNT NO. 24-_______________________
                                                                                                            (For Fund Use Only)
Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354                                                                   FOR BROKER/DEALER USE ONLY
Cincinnati, Ohio 45201-5354                                                     Firm Name:______________________________________

CALIFORNIA TAX-FREE MONEY FUND                                                  HOME OFFICE ADDRESS:____________________________
                                                                                BRANCH ADDRESS:_________________________________
                                                                                Rep Name & No.:_________________________________
_________________________________________________________________________________________________________________________________

Initial Investment of $___________________________

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________________________________________________

[  ]  Exchange From: _________________________________________________________________________________________________
                                (Fund Name)                                     (Fund Account Number)
Account Name                                                                    S.S. #/Tax I.D.#

________________________________________________________________                _______________________________
Name of Individual, Corporation, Organization, or Minor, etc.                   (In case of custodial account
                                                                                 please list minor's S.S.#)

_________________________________________________________________               Citizenship:    [  ]  U.S.
Name of Joint Tenant, Partner, Custodian                                                        [  ]  Other _____________________
Address                                                                                                 Phone

___________________________________________________________________             (     )____________________________________
Street or P.O. Box                                                              Business Phone


___________________________________________________________________             (     )____________________________________
City                                    State           Zip                     Home Phone

Check Appropriate Box:  [  ] Individual    [  ] Joint Tenant (Right of survivorship presumed)   [  ] Partnership
                        [  ] Corporation   [  ] Trust      [  ] Custodial  [  ] Non-Profit      [  ] Other

-------------------------------------------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)

[  ]  Reinvest all distributions

[  ]  Pay all distributions in cash [ ] By Check  [ ] By ACH to my bank checking or savings account.  Please attach a voided check.

-------------------------------------------------------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investements (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number ________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State
[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I (we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and Regulations may be amended from time to time
-------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund
Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


----------------------------------------------------------------    --------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

----------------------------------------------------------------    --------------------------------------------------------
                Title of Corporate Officer, Trustee, etc.                                     Date

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the California Tax-Free Money Fund.      ABA Routing Number_______________________

                                                                                FI Account Number________________________

                                                                                [  ]  Checking Account     [  ]  Savings Account
-------------------------------------------------------------------------
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                [  ]  the last business day of each month
_________________________________________________________________________       [  ]  the 15th day of each month
City                                           State                            [  ]  both the 15th and last business day


X________________________________________________________________________       X_______________________________________________
(Signature of Depositor EXACTLY as it appears on FI Records)                    (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the
Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
     CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
___________________________________________________________________________________________________________________________________

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly - Withdrawals will be made on the last business day of each month.
[ ] Quarterly- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually - Please  make  withdrawals  on the last  business  day of the month of:____________________

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Countrywide account number: ____ ____ _ ____ ____ ____ ____
     ____ ____ _ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated
     below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 ________________________________________________________________________________________
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to: __________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
----------------------------------------------------------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

_________________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA) and
that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

____________________________________________________________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


----------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of ___________________________________________________________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on
_________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                            Name                                                                          Title

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------

----------------------------------------------------------------                ------------------------------------------------


Witness my hand and seal of the corporation or organization this________________day of_____________________________, 19_______


----------------------------------------------------------------                ------------------------------------------------
                    *Secretary-Clerk                                                  Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bodgon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information..................................................
Financial Highlights ................................................
Investment Objective and Policies....................................
How to Purchase Shares...............................................
Shareholder Services.................................................
How to Redeem Shares.................................................
Exchange Privilege...................................................
Dividends and Distributions..........................................
Taxes................................................................
Operation of the Fund................................................
Distribution Plan. . . . ............................................
Calculation of Share Price...........................................
Performance Information..............................................
----------------------------------------------------------------

  No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                              PROSPECTUS
                                                              November 1, 1998
                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnat, Ohio 45202-4094
                                  800-543-0407

                           FLORIDA TAX-FREE MONEY FUND
                                   RETAIL SHARES
                           -----------------------------

      The Florida Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

      Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      This Prospectus sets forth concisely the information about Retail Shares that you should know before investing. Please retain this Prospectus for future reference. Institutional Shares are offered in a separate prospectus and additional information about Institutional Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

     For further information or assistance in opening an account, please contact your broker, or call us at the above number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
                                  RETAIL SHARES

Shareholder Transaction Expenses
      Sales Load Imposed on Purchases                                 None
      Sales Load Imposed on Reinvested Dividends                      None
      Exchange Fee                                                    None
      Redemption Fee                                                  None*
      Check Redemption Processing Fee (per check):
        First six checks per month                                    None
        Additional checks per month                                   $0.25

* A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Operating Expenses (as a percentage of average net assets)
         Management Fees After Waivers                               .30%(A)
         12b-1 Fees                                                  .20%(B)
         Other Expenses                                              .25%
                                                                     ----
         Total Operating Expenses After Waivers                      .75%(C)
                                                                     ====

(A)  Absent  waivers of  management  fees,  such fees would have been .50%.
(B) Retail Shares may incur 12b-1 fees in an amount up to .25% of average net assets.
(C) Absent waivers of management fees, total operating expenses would have been .95%.

       The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Retail Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       Example
                                             1 Year  3 Years  5 Years  10 Years
                                             ------  -------  -------  --------
      You would pay the following
      expenses on a $1,000 investment,
      assuming (1) 5% annual return and
      (2) redemption at the end
      of each time period:                    $ 8     $ 24      $42     $ 93

FINANCIAL HIGHLIGHTS
--------------------
      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                                                    Period
                                                                                                                    Ended
                                                                                  Year Ended June 30,               June 30,
                                                          -------------------------------------------------------
                                                            1998        1997       1996       1995       1994       1993(A)
                                                            ----        ----       ----       ----       ----       -----
Net asset value at beginning
  of period................................................$1.000      $1.000     $1.000     $1.000     $1.000     $1.000
                                                           ------      ------     ------     ------     ------     ------
Net investment income.......................................0.030       0.029      0.032      0.031      0.021      0.016
                                                            -----       -----      -----      -----      -----      -----
Dividends from net
  investment income....................................    (0.030)     (0.029)    (0.032)    (0.031)     (0.021)    (0.016)
                                                           -------     -------    -------    -------     -------    -------
Net asset value at end of
  period...................................................$1.000      $1.000     $1.000     $1.000      $1.000     $1.000
                                                           ======      ======     ======     ======      ======     ======
Total return................................................3.03%       2.90%      3.29%      3.17%      2.11%       2.49%(C)
                                                            =====       =====      =====      =====      =====      ======
Net assets at end of period
 (000's)..................................................$14,368      $22,434     $28,906   $24,119    $26,276    $21,907
                                                          =======      =======     =======   =======    =======    =======
Ratio of expenses to average
  net assets(B).............................................0.75%       0.75%        0.61%      0.66%      0.58%     0.34%(C)

Ratio of net investment income
  to average net assets.....................................2.98%       2.85%        3.24%       3.12%      2.10%     2.41%(C)

(A)Represents the period from the initial public offering of Retail shares (November 13, 1992) through June 30, 1993.
(B)Absent fee waivers and/or expense  reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.95%,  0.94%,  0.80%,  0.80%, 0.81% and 0.94% (C) for the periods  ended June 30, 1998, 1997, 1996, 1995,
   1994 and 1993, respectively.
(C)Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
  The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Florida Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida Obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida intangible personal property tax. To the extent acceptable Florida Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax, but which are not Florida Obligations.

  The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

  Municipal Obligations
  ---------------------
  Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

  The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

  Basic Investment Policies
  -------------------------
  It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida Obligations and the remainder may be invested in obligations that are not Florida Obligations. When the Fund has adopted a temporary defensive position (including circumstances when acceptable Florida Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Florida Obligations.

  The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

  The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

  The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

  From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

  The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

  Risk Factors
  ------------
  The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

  There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida Obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the state. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet state expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the state, without recourse to any specific project.

     Florida has been among the fastest growing states as a result of migration to Florida from other areas of the United States and from foreign countries. Its population in 1997 represents an increase of 50% from 1980 levels, ranking the state fourth in the nation. Florida's per capita income is on par with national averages and is 11% above regional levels, reflecting healthy growth since the early 1990s recession. During recent years, strong growth in Florida's services, construction and trade sectors contributed to a 10% increase in total employment between 1993 and 1997. These sectors now account for more than 64% of the state's work force and will be the state's primary growth sectors in the future. The largest components of Florida's service-based economy consist of health and business services which should remain strong growth areas, given the state's demographics. Growth in the services, construction and trade sectors has diversified the state's overall economy, which at one time was dominated by the citrus and tourism industries. The tourism industry, which supports many of the state's employment sectors, continues to be somewhat cyclical. The state continues to have a relatively narrow tax base, with 71% of revenues derived from the 6% sales and use tax. The state's income structure is more dependent on property income (dividends, income and rent) and transfer payments (social security and pension benefits) due to the significant retirement age population. Despite this reliance on a cyclical revenue source, Florida has managed its overall financial program well. The state has generated operating surpluses in recent years, while maintaining tax levels and funding growth-related service requirements. Its budget stabilization reserve reached record levels at June 30, 1998. In December 1996, it was reported that Miami, Florida was facing a budget shortfall of $68 million. As a result, Miami's debt ratings were reduced to "junk" bond status by both Standard & Poor's and Moody's Investors Service, Inc. Florida's governor appointed an oversight panel to assist Miami in recovering from its financial crisis, and all expenses and debts for at least five years must be approved by the panel. On May 6, 1998, Standard & Poor's increased its ratings of Miami's general obligation bonds to "BB" as a result of efforts by city officials to return financial stability to Miami. Although no issuers of Florida Obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all Florida Obligations and, consequently, the net asset value of the Fund.

  The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

  Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

  Other Investment Techniques
  ---------------------------
  The Fund may also engage in the following investment techniques, each of which may involve certain risks:

  PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

  FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

  WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

  LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

  OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

  SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

  BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------

  Your initial  investment  in Retail Shares of the Fund  ordinarily  must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. Shares of the Fund are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

  INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Florida Tax-Free Money Fund." An account application is included in this Prospectus.

  You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

  Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges and check redemptions) made available to investors.

  Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

  INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

  You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 4:00 p.m., Eastern time, on the preceding business day (or 12:00 noon, Eastern time, on the same day of a wire investment in the case of investors utilizing institutions that have made appropriate arrangements with the Transfer Agent). Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

  ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

  CASH SWEEP PROGRAM. Cash accumulations in accounts with financial institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

  Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

SHAREHOLDER SERVICES
--------------------
  Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

  Automatic Withdrawal Plan
  -------------------------
  If the Retail Shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service.

  Direct Deposit Plans
  ---------------------
  Retail Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

  Automatic Investment Plan
  --------------------------
  You may make automatic monthly investments in Retail Shares of the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

  InvestPlus Plan
  ---------------
  If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.

HOW TO REDEEM SHARES
--------------------
  You may redeem Retail Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

  A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

  BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

        Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account have been changed within the previous 30 days.

  Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

  BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

  Written redemption requests may also direct that the proceeds be deposited directly in a domestic bank or brokerage account designated on your account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

  BY CHECK. You may establish a special checking account with the Fund for the purpose of redeeming Retail Shares by check. Checks may be made payable to anyone for any amount, but checks may not be certified.

  When a check is presented to the Custodian for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the check.

  If the amount of a check is greater than the value of the shares held in your account, the check will be returned. A check representing a redemption request will take precedence over any other redemption instructions issued by a shareholder.

  As long as no more than six check redemptions are effected in your account in any month, there will be no charge for the check redemption privilege. After six check redemptions are effected in your account in a month, the Transfer Agent will charge you $.25 for each additional check redemption effected that month. However, there is no charge for any check redemptions effected by employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals.

  The Transfer Agent charges shareholders its costs for each stop payment and each check returned for insufficient funds. In addition, the Transfer Agent reserves the right to make additional charges to recover the costs of providing the check redemption service. All charges will be deducted from your account by redemption of shares in your account. The check redemption procedure may be suspended or terminated at any time upon written notice by the Trust or the Transfer Agent.

  Shareholders who invest in the Fund through a cash sweep or similar program with a financial institution are not eligible for the checkwriting privilege.

  ADDITIONAL REDEMPTION INFORMATION. If your instructions request a redemption by wire, you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

  Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

  At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

  The Trust reserves the right to suspend the right of redemption or to postpone
the  date  of  payment  for  more  than  three   business   days  under  unusual
circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
  Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

  The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust             Countrywide Strategic Trust
 Tax-Free Money Fund                   *Equity Fund
 Ohio Tax-Free Money Fund              *Utility Fund
 California Tax-Free Money Fund        *Aggressive Growth Fund
 Florida Tax-Free Money Fund           *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund
*Kentucky Tax-Free Fund

                                       Countrywide Investment Trust
                                       Short Term Government Income Fund
                                       Institutional Government Income
                                          Fund
                                       Money Market Fund
                                      *Intermediate Bond Fund
                                      *Intermediate Term Government Income
                                          Fund
                                      *Adjustable Rate U.S. Government
                                          Securities Fund

  You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

  Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
  All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

  Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
-----
  The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

  The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

  Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida Obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

  Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

  Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

  Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

  The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

  The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
  The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

  The  Trust  retains   Countrywide   Investments,   Inc.,  312  Walnut  Street,
Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

  The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

  The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto. Retail Shares are also responsible for the payment of expenses related to the distribution of such shares (see "Distribution Plan").

  The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

  The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

  In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

  Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

  Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Retail Shares of the Fund shall vote separately on matters relating to the plan of distribution pursuant to Rule 12b-1 (see "Distribution Plan"). When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

  The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio, and Bode Finn Limited Partnership, P.O. Box 83250, Columbus, Ohio, may each be deemed to control the Fund by virtue of the fact that each owns of record more than 25% of the Fund's shares as of the date of this Prospectus.

DISTRIBUTION PLAN
-----------------
  Pursuant to Rule 12b-1 under the Investment Company Act of 1940, Retail Shares of the Fund have adopted a plan of distribution (the "Class A Plan") under which such shares may directly incur or reimburse the Adviser for certain distribution- related expenses, including payments to securities dealers and others who are engaged in the sale of such shares and who may be advising investors regarding the purchase, sale or retention of such shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer
Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of such shares.

  Pursuant to the Class A Plan, Retail Shares may make payments to dealers and other persons, including the Adviser and its affiliates, who may be advising investors regarding the purchase, sale or retention of Retail Shares of the Fund. For the fiscal year ended June 30, 1998, Retail Shares of the Fund paid $37,114 to the Adviser to reimburse it for payments made to dealers and other persons who may be advising shareholders in this regard.

  The annual limitation for payment of expenses pursuant to the Class A Plan is .25% of the average daily net assets allocable to Retail Shares. Unreimbursed expenditures will not be carried over from year to year. In the event the Class A Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Class A Plan terminates.

  Pursuant to the Class A Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

CALCULATION OF SHARE PRICE
---------------------------
  On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

  The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
  From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Retail and Institutional Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FLORIDA TAX-FREE MONEY FUND
(RETAIL SHARES)

FOR BROKER/DEALER USE ONLY
Firm Name:________________________________________
Home Office Address:______________________________
Branch Address:___________________________________
Rep Name & No.____________________________________

______________________________________________________________________________

Initial Investment of $___________________________ ($1,000 minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________________

[  ]  Exchange From: __________________________________________________________
                                (Fund Name)               (Fund Account Number)

Account Name

_____________________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.

_________________________________________________________________
Name of Joint Tenant, Partner, Custodian

Address

___________________________________________________________________
Street or P.O. Box

___________________________________________________________________
City                                    State           Zip


S.S.#/Tax I.D.#

________________________________________________________
(In case of custodial account please list minor's S.S.#)

Citizenship: ___ U.S.

             ___ Other____________________

Phone

(     )_________________________________
Business Phone

(     )___________________________________
Home Phone

Check Appropriate Box:  [  ] Individual  [  ] Joint Tenant (Right of survivorship presumed) [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit   [  ] Other
____________________________________________________________________________________________________________________
TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social
Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (Distributions are reinvested if no choice is indicated)
[  ]  Reinvest all distributions
[  ]  Pay all distributions in cash
-------------------------------------------------------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund of Countrywide Investments (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the use of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number___________________________________

Name of Account Holder_________________________________________________________________________________________________________

Bank Name __________________________________________________Bank Address________________________________________________
                                                                              City                        State
[  ] CHECKWRITING (A signature card must be completed)
 ... to deposit the proceeds of such redemptions in the applicable Countrywide Pay Through Draft Account (PTDA) or otherwise arrange for application of such proceeds to payment of said checks. I (we) authorize the persons whose signatures appear on  the PTDA signature card to draw checks on the PTDA and to cause the redemption of my (our) shares of the Trust. I
(we) agree to be bound by the Rules and Regulations for the Countrywide Pay Through Draft Account as such Rules and
Regulations may be amended from time to time.
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably  believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide
Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.
These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


______________________________________________________________                   ___________________________________________________
Signature of Individual Owner, Corporate Officer, Trustee, etc.                  Signature of Joint Owner, if Any

                                                                                 __________________________________________________
_______________________________________________________________                  Date
  Title of Corporate Officer, Trustee, etc.

        NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC INVESTMENT PLAN (Complete for Investments into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00.
Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ __________per month in the Fund.

ABA Routing Number_______________________

FI Account Number________________________

[  ]  Checking Account     [  ]  Savings Account

________________________________________________
Name of Financial Institution (FI)

_________________________________________________
City                     State

Please make my automatic investment on:

[  ]  the last business day of each month
[  ]  the 15th day of each month
[  ]  both the 15th and last business day


X________________________________________________________________________
 Signature of Depositor EXACTLY as it appears on FI Records)

X_________________________________________________________________________
(Signature of Joint Tenant - if any)

 (Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the
Automatic Investment Plan.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund, for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
     CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment;
your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
------------------------------------------------------------------------------------------------------------------------

AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw $_________________ from my account beginning the last business day of the month of _____________________.

Please Indicate Withdrawal Schedule (Check One):

[ ] Monthly _ Withdrawals will be made on the last business day of each month.
[ ] Quarterly _ Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ] Annually  _ Please make withdrawals on the last business day of the month of:____________________.

Please Select Payment Method (Check One):

[  ] Exchange: Please exchange the withdrawal proceeds into another Countrywide account number: ____ ____ _ ____ ____ ____

[  ] Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.

[  ] ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.

[  ] Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided           _______________________________________________________________________________________
check for ACH or bank wire       Bank Name                                          Bank Address

                                 _______________________________________________________________________________________
                                 Bank ABA#                              Account #                       Account Name

[  ] Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee_____________________________________________________________________________________________________________

Please send to:__________________________________________________________________________________________________________
                       Street address                      City                     State                           Zip
------------------------------------------------------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

______________________________________________________________________________________________________________________

is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any ction for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application, and it is (If checkwriting privilege is not desired, please cross out the following resolution.)
FURTHER RESOLVED: That the corporation or organization participate in the Countrywide Pay Through Draft Account (PTDA)
and that until otherwise ordered in writing, Countrywide Fund Services, Inc. is authorized to make redemptions of shares held by the corporation or organization, and to make payment from PTDA upon and according to the check, draft, note or order of this corporation or organization when signed by

______________________________________________________________________________________________________________________________
and to receive the same when so signed to the credit of, or payment to, the payee or any other holder without inquiry as to the circumstances of issue or the disposition or proceeds, whether drawn to the individual order or tendered in payment of individual obligations of the persons above named or other officers of this corporation or organization or otherwise.

                                                   Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________
  (Name of Organization)

incorporated or formed under the laws of_______________________________________
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                                                     Title

---------------------------------------                  ----------------------

---------------------------------------                  ----------------------

---------------------------------------                  ----------------------

Witness my hand and seal of the corporation or organization this________________ day of_____________________________, 19_______



___________________________________      _____________________________________
 *Secretary-Clerk                        Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information.............................................
Financial Highlights . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies...............................
How to Purchase Shares..........................................
Shareholder Services............................................
How to Redeem Shares............................................
Exchange Privilege..............................................
Dividends and Distributions.....................................
Taxes...........................................................
Operation of the Fund...........................................
Distribution Plan. . . . .......................................
Calculation of Share Price......................................
Performance Information.........................................
----------------------------------------------------------------

  No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                               November 1, 1998
                           Countrywide Tax-Free Trust
                           312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                  800-543-0407


                           FLORIDA TAX-FREE MONEY FUND
                              INSTITUTIONAL SHARES
                           ----------------------------

      The Florida Tax-Free Money Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

      THE FUND'S PORTFOLIO SECURITIES ARE VALUED ON AN AMORTIZED COST BASIS. FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ANY OTHER ENTITY. IT IS ANTICIPATED, BUT THERE IS NO ASSURANCE, THAT THE FUND WILL MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.

      THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

      The Fund offers two classes of shares: Class A shares ("Retail Shares"), sold subject to a 12b-1 fee of up to .25% of average daily net assets, and Class B shares ("Institutional Shares"), sold without a 12b-1 fee. Each Retail and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail Shares bear the expenses of distribution fees, which will cause Retail Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail Shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional Shares such as checkwriting and automatic investment and redemption plans.

    Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

     This Prospectus sets forth concisely the information about Institutional Shares that you should know before investing. Please retain this Prospectus for future reference. Retail Shares are offered in a separate prospectus and additional information about Retail Shares may be obtained by calling one of the numbers listed below. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

For further information or assistance in opening an account, please contact your broker, or call us at the above number.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

EXPENSE INFORMATION
-------------------
                              INSTITUTIONAL SHARES

Shareholder Transaction Expenses
      Sales Load Imposed on Purchases                                 None
      Sales Load Imposed on Reinvested Dividends                      None
      Exchange Fee                                                    None
      Redemption Fee                                                  None

Annual Operating Expenses (as a percentage of average net assets)
   Management Fees After Waivers                                     .30%(A)
   12b-1 Fees                                                         None
   Other Expenses After Reimbursements                               .20% (B)
   Total Operating Expenses After Waivers                            --------
         and Expense Reimbursements                                  .50%(C)
                                                                     ========

(A)  Absent  waivers of  management  fees,  such fees would have been .50%.
(B) Absent expense reimbursements by the Adviser, other expenses would have been .21%.
(C) Absent waivers of management fees and expense reimbursements by the Adviser, total operating expenses would have been .71%.

       The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in Institutional Shares will bear directly or indirectly. The percentages expressing annual operating expenses are based on amounts incurred during the most recent fiscal year. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

       Example
                                        1 Year   3 Years    5 Years    10 Years
                                        ------   -------    -------    --------
      You would pay the following
      expenses on a $1,000 investment,
      assuming (1) 5% annual return
      and (2) redemption at the end
      of each time period:               $ 5     $ 16        $ 28      $ 63

FINANCIAL HIGHLIGHTS
--------------------
      The following information, which has been audited by Arthur Andersen LLP, is an integral part of the audited financial statements and should be read in conjunction with the financial statements. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

Per Share Data for a Share Outstanding Throughout Each Period
-------------------------------------------------------------


                                                                                    Period
                                                                                    Ended
                                                             Year Ended June 30,    June 30,
                                                             -------------------    --------
                                                            1998       1997           1996(A)

Net asset value at beginning of period....................$1.000       $1.000        $1.000
                                                          ------       ------        ------

Net investment income .....................................0.032        0.031         0.003
                                                           -----        -----         -----

Dividends from net investment income .....................(0.032)      (0.031)       (0.003)
                                                          -------      -------       -------

Net asset value at end of period..........................$1.000       $1.000        $1.000
                                                          ======       ======        ======

Total return...............................................3.28%        3.16%         3.03%(C)
                                                           =====        =====         =====

Net assets at end of period (000's)........................$49,159      $19,349       $19,145
                                                           =======      =======       =======

Ratio of net expenses to average
net assets(B).............................................  0.50%        0.50%         0.50%(C)

Ratio of net investment income to
average net assets......................................... 3.23%        3.11%         3.03%(C)

(A)   Represents  the  period  from  the  initial  public  offering  of Institutional shares
      (May 29, 1996) through June 30, 1996.
(B)   Absent fee waivers and/or expense  reimbursements by the Adviser, the ratio of  expenses to  average  net  assets  would have been 0.71%, 0.79% and 0.87%(C) for the periods ended June 30, 1998, 1997 and 1996, respectively.
(C)   Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
      The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal. The Fund seeks to achieve its investment objective by investing primarily in high-quality, short-term Florida Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. Florida Obligations are debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax, and the value of which is exempt from the Florida intangible personal property tax. To the extent acceptable Florida Obligations are at any time unavailable for investment by the Fund, the Fund will invest, for temporary defensive purposes, primarily in other debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax, but which are not Florida Obligations.

      The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

      Municipal Obligations
      ---------------------
      Debt securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax ("Municipal Obligations") generally include debt obligations issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

      The two principal classifications of Municipal Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

      Basic Investment Policies
      -------------------------
      It is a fundamental policy that under normal market conditions the Fund will invest at least 80% of the value of its net assets in short-term obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Florida Obligations and the remainder may be invested in obligations that are not Florida Obligations. When the Fund has adopted a temporary defensive position (including circumstances when acceptable Florida Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Florida Obligations.

      The Fund seeks to achieve its investment objective by investing in high-quality, short-term Municipal Obligations determined by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. The Fund will purchase only obligations that enable it to employ the amortized cost method of valuation. Under the amortized cost method of valuation, the Fund's obligations are valued at original cost adjusted for amortization of premium or accumulation of discount, rather than valued at market. This method should enable the Fund to maintain a stable net asset value per share. The Fund will invest in obligations which have received a short-term rating in one of the two highest categories by any two nationally recognized statistical rating organizations ("NRSROs") or by any one NRSRO if the obligation is rated by only that NRSRO. The Fund may purchase unrated obligations determined by the Adviser to be of comparable quality to rated obligations meeting the Fund's quality standards. These standards must be satisfied at the time an investment is made. If an obligation ceases to meet these standards, or if the Board of Trustees believes such obligation no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the obligation as soon as practicable. The Statement of Additional Information describes ratings of the NRSROs.

      The Fund's dollar-weighted average maturity will be 90 days or less. The Fund will invest in obligations with remaining maturities of thirteen months or less at the time of purchase.

      The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

      From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on Municipal Obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest no more than 20% of its net assets in obligations the interest from which gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

      The Fund may, from time to time, invest in taxable short-term, high-quality obligations (subject to the fundamental policy that under normal market conditions the Fund will invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax). These include, but are not limited to, certificates of deposit and other bank debt instruments, commercial paper, obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Interest earned from such investments will be taxable to investors. Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund's net assets be invested in taxable obligations. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information.

      Risk Factors
      ------------
      The Fund's yield will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of Municipal Obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Municipal Obligations decline.

      There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Florida Obligations. The Fund's performance is closely tied to conditions within the State of Florida and to the financial condition of the State and its authorities and municipalities. Under current law, the State of Florida is required to maintain a balanced budget such that current expenses are met from current revenues. Florida does not currently impose a tax on personal income but does impose taxes on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on intangible personal property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State, without recourse to any specific project.

     Florida has been among the fastest growing states as a result of migration to Florida from other areas of the United States and from foreign countries. Its population in 1997 represents an increase of 50% from 1980 levels, ranking the state fourth in the nation. Florida's per capita income is on par with national averages and is 11% above regional levels, reflecting healthy growth since the early 1990s recession. During recent years, strong growth in Florida's services, construction and trade sectors contributed to a 10% increase in total employment between 1993 and 1997. These sectors now account for more than 64% of the state's work force and will be the state's primary growth sectors in the future. The largest components of Florida's service-based economy consist of health and business services which should remain strong growth areas, given the state's demographics. Growth in the services, construction and trade sectors has diversified the state's overall economy, which at one time was dominated by the citrus and tourism industries. The tourism industry, which supports many of the state's employment sectors, continues to be somewhat cyclical. The state continues to have a relatively narrow tax base, with 71% of revenues derived from the 6% sales and use tax. The state's income structure is more dependent on property income (dividends, income and rent) and transfer payments (social security and pension benefits) due to the significant retirement age population. Despite this reliance on a cyclical revenue source, Florida has managed its overall financial program well. The state has generated operating surpluses in recent years, while maintaining tax levels and funding growth-related service requirements. Its budget stabilization reserve reached record levels at June 30, 1998. In December 1996, it was reported that Miami, Florida was facing a budget shortfall of $68 million. As a result, Miami's debt ratings were reduced to "junk" bond status by both Standard & Poor's and Moody's Investors Service, Inc. Florida's governor appointed an oversight panel to assist Miami in recovering from its financial crisis, and all expenses and debts for at least five years must be approved by the panel. On May 6, 1998, Standard & Poor's increased its ratings of Miami's general obligation bonds to "BB" as a result of efforts by city officials to return financial stability to Miami. Although no issuers of Florida Obligations are currently in default on their payments of interest and principal, the occurrence of a default could adversely affect the market values and marketability of all Florida Obligations and, consequently, the net asset value of the Fund.

      The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may increase the possibility of fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

      Certain provisions in the Internal Revenue Code relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on Municipal Obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

      Other Investment Techniques
      ---------------------------
      The Fund may also engage in the following investment techniques, each of which may involve certain risks:

      PARTICIPATION INTERESTS. The Fund may purchase participation interests in Municipal Obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the Municipal Obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests that do not have this demand feature and all other illiquid securities.

      FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate Municipal Obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 10% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

      WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued Municipal Obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. No additional when-issued commitments will be made if more than 20% of the Fund's net assets would be so committed.

      LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than 25% of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

      OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase Municipal Obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase Municipal Obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on Municipal Obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks.

      SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 10% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; and repurchase agreements not terminable within seven days.

      BORROWING AND PLEDGING. As a temporary measure for extraordinary or emergency purposes, the Fund may borrow money from banks in an amount not exceeding 10% of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than 10% of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, the Fund will limit its borrowings as described above. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

HOW TO PURCHASE SHARES
----------------------
      Your initial investment in Institutional Shares of the Fund ordinarily must be at least $100,000. Shares are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Trust.

      INITIAL INVESTMENTS BY MAIL. You may open an account and make an initial investment in the Fund by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Florida Tax-Free Money Fund." An account application is included in this Prospectus.

      You will be sent within five business days after the end of each month a written statement disclosing each purchase or redemption effected and each dividend or distribution credited to your account during the month. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

      Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone redemptions and exchanges) made available to investors.

      Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

      INITIAL INVESTMENTS BY WIRE. You may also purchase shares of the Fund by wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. You should be prepared to give the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

      You may receive a dividend on the day of your wire investment provided you have given notice of your intention to make such investment to the Transfer Agent by 12:00 noon, Eastern time, on that day. Your investment will be made at the net asset value next determined after your wire is received together with the account information indicated above. If the Trust does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

      ADDITIONAL INVESTMENTS. You may purchase and add shares to your account by mail or by bank wire. Checks should be sent to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the Fund. Bank wires should be sent as outlined above. You may also make additional investments at the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement.

     CASH  SWEEP  PROGRAM.   Cash  accumulations  in  accounts  with  financial
institutions may be automatically invested in shares of the Fund at the next determined net asset value on a day selected by the institution or its customer, or when the account balance reaches a predetermined dollar amount (e.g., $5,000).

      Participating institutions are responsible for prompt transmission of orders relating to the program. Institutions participating in this program may charge their customers fees for services relating to the program which would reduce the customers' yield from an investment in the Fund. This Prospectus should, therefore, be read together with any agreement between the customer and the participating institution with regard to the services provided, the fees charged for these services and any restrictions and limitations imposed.

HOW TO REDEEM SHARES
---------------------
      You may redeem Institutional Shares of the Fund on each day that the Trust is open for business. You will receive the net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described below. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

      A contingent deferred sales load may be imposed on a redemption of shares of the Fund if such shares had previously been acquired in connection with an exchange from another fund of Countrywide Investments which imposes a contingent deferred sales load, as described in the Prospectus of such other fund.

      BY TELEPHONE. You may redeem shares having a value of less than $25,000 by telephone. The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050). The redemption proceeds will normally be sent by mail or by wire within one business day (but not later than three business days) after receipt of your telephone instructions. Any redemption requests by telephone must be received in proper form prior to 12:00 noon, Eastern time, on any business day in order for payment by wire to be made that day.

        Unless you have specifically notified the Transfer Agent not to honor redemption requests by telephone, the telephone redemption privilege is automatically available to your account. You may change the bank or brokerage account which you have designated under this procedure at any time by writing to the Transfer Agent with your signature guaranteed by any eligible guarantor institution (including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form. Contact the Transfer Agent to obtain this form. Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.

     The Transfer Agent reserves the right to suspend the telephone redemption privilege with respect to any account if the name(s) or the address on the account have been changed within the previous 30 days.

      Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

      BY MAIL. You may redeem any number of shares from your account by sending a written request to the Transfer Agent. The request must state the number of shares to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any of the eligible guarantor institutions outlined above. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request the redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

      Written redemption requests may also direct that the proceeds be deposited
directly in a domestic  bank  or  brokerage  account  designated   on  your
account application for telephone redemptions. Proceeds of redemptions requested by mail are normally mailed within three business days following receipt of instructions in proper form.

      ADDITIONAL REDEMPTION INFORMATION. There is currently no charge for processing wire redemptions. However, the Trust reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

      Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

      At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $100,000 (based on actual amounts invested, unaffected by market fluctuations) or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

      The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
      Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other. A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

      The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust         Countrywide Strategic Trust
 Tax-Free Money Fund               *Equity Fund
 Ohio Tax-Free Money Fund          *Utility Fund
 California Tax-Free Money Fund    *Aggressive Growth Fund
 Florida Tax-Free Money Fund       *Growth Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund        Countrywide Investment Trust
*Kentucky Tax-Free Fund            Short Term Government Income Fund
                                   Institutional Government Income
                                      Fund
                                   Money Market Fund
                                  *Intermediate Bond Fund
                                  *Intermediate Term Government Income
                                     Fund
                                  *Adjustable Rate U.S. Government
                                     Securities Fund

      You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

      Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

SUBACCOUNTING SERVICES
----------------------
      Institutions are encouraged to open single master accounts. However, certain institutions may wish to use the Transfer Agent's subaccounting system to minimize their internal recordkeeping requirements. The Transfer Agent may charge a subaccounting fee based on the level of services rendered. Institutions holding Fund shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of, or in addition to, normal trust or agency account fees. This Prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to the services provided, the fee charged for those services and any restrictions and limitations imposed.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
      All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. Although the Fund does not expect to realize any long-term capital gains, if the Fund does realize such gains it will distribute them at least once each year. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

      Dividends are automatically reinvested in additional shares of the Fund (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES
------
      The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

      The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

      Florida does not impose an income tax on individuals but does have a corporate income tax. For purposes of the Florida income tax, corporate shareholders are generally subject to tax on all distributions of the Fund. Florida imposes an intangible personal property tax on shares of the Fund owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. Shares of the Fund owned by a Florida resident will be exempt from the intangible personal property tax so long as the portion of the Fund's portfolio which is not invested in direct U.S. Government obligations is at least 95% invested in Florida Obligations which are exempt from that tax. The Fund will attempt to ensure that at least 95% of the Fund's portfolio on January 1 of each year consists of Florida Obligations exempt from the Florida intangible personal property tax.

      Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

      Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest at least 80% of its net assets in obligations the interest on which is exempt from federal income tax, including the alternative minimum tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

      Shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

      The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

      The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
      The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

      The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

      The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

      The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

      The Trust has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., P.O. Box 5354, Cincinnati, Ohio, to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

      The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

      In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

      Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

      Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. Each class of shares of the Fund shall vote separately on matters relating to its own distribution arrangements. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

      The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio, and Bode Finn Limited Partnership, P.O. Box 83250, Columbus, Ohio, may each be deemed to control the Fund by virtue of the fact that each owns of record more than 25% of the Fund's shares as of the date of this Prospectus. Wachovia Investments, Inc., P.O. Box 110, Winston Salem, North Carolina may be deemed to control Institutional Shares of the Fund by virtue of the fact that it owns of record more than 25% of such shares as of the date of this Prospectus.

CALCULATION OF SHARE PRICE
--------------------------
      On each day that the Trust is open for business, the share price (net asset value) of the Fund's shares is determined as of 12:00 noon and 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

      The Fund's portfolio securities are valued on an amortized cost basis. In connection with the use of the amortized cost method of valuation, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less, purchases only United States dollar-denominated securities having remaining maturities of thirteen months or less and invests only in securities determined by the Board of Trustees to meet the Fund's quality standards and to present minimal credit risks. Other assets of the Fund are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. It is anticipated, but there is no assurance, that the use of the amortized cost method of valuation will enable the Fund to maintain a stable net asset value per share of $1.

PERFORMANCE INFORMATION
-----------------------
      From time to time the Fund may advertise its "current yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment. In addition, the Fund may advertise together with its "current yield" or "effective yield" a tax equivalent "current yield" or "effective yield" which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "current yield" or "effective yield." Yields are computed separately for Institutional and Retail Shares. The yield of Institutional Shares is expected to be higher than the yield of Retail Shares due to the distribution fees imposed on Retail Shares.

Account Application

FLORIDA TAX-FREE MONEY FUND
(Institutional Shares)

ACCOUNT NO. 6 - ________________
               (For Fund Use Only)

Please mail account application to:
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

FOR BROKER/DEALER USE ONLY
Firm Name:_____________________________________
Home Office Address:___________________________
Branch Address:________________________________
Rep Name & No._________________________________

Initial Investment of $___________________________ ($100,000 Minimum)

[  ]  Check or draft enclosed payable to the Fund.

[  ]  Bank Wire From: _________________________________________________

[  ]  Exchange From: __________________________________________________
                     (Fund Name)                  (Fund Account Number)

Account Name

_________________________________________________________________
Name of Individual, Corporation, Organization, or Minor, etc.


_________________________________________________________________
Name of Joint Tenant, Partner, Custodian

Address


___________________________________________________________________
Street or P.O. Box


____________________________________________________________________
City                                    State           Zip

S.S.#/Tax I.D.#

________________________________________________________
(In case of custodial account please list minor's S.S.#)

Citizenship:  ___ U.S.          Phone

              ___ Other         (   )______________________
                                 Business Phone

                                (   )______________________
                                   Home Phone

Check Appropriate Box:  [  ] Individual  [  ] Joint Tenant (Right of survivorship presumed) [  ] Partnership
[  ] Corporation        [  ] Trust      [  ] Custodial  [  ] Non-Profit    [  ] Other

--------------------------------------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding. Check box if appropriate:
[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.
[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social
Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[  ]  Share Option - Income distributions and capital gains distributions automatically reinvested in additional shares.

[  ]  Cash Option -  Income distributions and capital gains distributions paid in cash.

-------------------------------------------------------------------------------------------------------------------
REDEMPTION OPTIONS
I (we) authorize the Trust or Countrywide Fund Services, Inc. to act upon instructions received by telephone, or upon receipt of and in the amounts of checks as described below (if checkwriting is selected), to have amounts withdrawn from my (our) account in any fund in Countrywide Investments (see prospectus for limitations on this option) and:

[ ] WIRED ($1,000 minimum OR MAILED to my (our) bank account designated below. I (we) further authorize the used of automated cash transfers to and from the account designated below. NOTE: For wire redemptions, the indicated bank should be a commercial bank. Please attach a voided check for the account.

Bank Account Number ____________________________________________Bank Routing Transit Number________________________________

Name of Account Holder _____________________________________________________________________________________________________

Bank Name ______________________________________________________Bank Address________________________________________________
                                                                                 City                         State

_________________________________________________________________________________________________________________________________

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that
Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application.  The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.  Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably  believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions.  The investor(s) will bear the risk of any such loss.  The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide
Fund Services, Inc. do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions.
These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.


-------------------------------------------------------------
Signature of Individual Owner, Corporate Officer, Trustee, etc.


--------------------------------------------------------------
Signature of Joint Owner, if Any

---------------------------------------------------------------
Title of Corporate Officer, Trustee, etc.

---------------------------------------------------------------
Date

    NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.


-----------------------------------------------------------------------------

RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

------------------------------------------------------------------------------------------------------------------------
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Fund, and it is

FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the Fund, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.
                                              Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the

------------------------------------------------------------------------------------------------------------------------
                                                  (Name of Organization)

incorporated or formed under the laws of

---------------------------------------------------------------------------------------------------------------------------
                                                           (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on _________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect.
I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

Name                                   Title


------------------------------          ------------------------------------


------------------------------          ------------------------------------


------------------------------          -------------------------------------

Witness my hand and seal of the corporation or organization this________________day of_____________________________,
19_______



------------------------------------------------
                    *Secretary-Clerk


-------------------------------------------------
Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide:  (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L. Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information.....................................................
Financial Highlights. . . . . . . . . . . . . . . . . . . . . . .
Investment Objective and Policies.......................................
How to Purchase Shares..................................................
How to Redeem Shares....................................................
Exchange Privilege......................................................
Subaccounting Services . . . . . . . . . . . . . . . . . . . . .
Dividends and Distributions.............................................
Taxes...................................................................
Operation of the Fund...................................................
Calculation of Share Price..............................................
Performance Information.................................................
----------------------------------------------------------------

      No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                                                               PROSPECTUS
                                                               November 1, 1998

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094
                                   800-543-0407

                             KENTUCKY TAX-FREE FUND

     The Kentucky Tax-Free Fund (the "Fund"), a separate series of Countrywide Tax-Free Trust, seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations.

     THE FUND IS A NON-DIVERSIFIED SERIES AND MAY INVEST A SIGNIFICANT PERCENTAGE OF ITS ASSETS IN A SINGLE ISSUER. THEREFORE, AN INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MUTUAL FUNDS. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

      Countrywide Investments, Inc. (the "Adviser") manages the Fund's investments and its business affairs.

      Pursuant to an Agreement and Plan of  Reorganization  dated May 31,
1997, the Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Fund and the Predecessor Fund are substantially identical.

     This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated November 1, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the above number.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

EXPENSE INFORMATION

Shareholder Transaction Expenses
---------------------------------
      Maximum Sales Load Imposed on Purchases
      (as a percentage of offering price)                          4%
      Maximum Contingent Deferred Sales Load
      (as a percentage of original purchase price)               None*
      Sales Load Imposed on Reinvested Dividends                 None
      Exchange Fee                                               None
      Redemption Fee                                             None**

* Purchases at net asset value of amounts totaling $1 million or more may be subject to a contingent deferred sales load of 1% if a redemption occurred within 12 months of purchase and a commission was paid by the Adviser to a participating unaffiliated dealer.

** A wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $8. See "How to Redeem Shares."

Annual Fund Operating Expenses (as a percentage of average net assets)
------------------------------
Management Fees After Waivers                            .00%(A)
12b-1 Fees                                               .07%(B)
Other Expenses After Reimbursements                      .42%(C)
                                                         -----
Total Fund Operating Expenses After Waivers
      and Expense Reimbursements                         .49%(D)
                                                         ======
(A) Absent waivers of management  fees,  such fees would have been .50%.
(B) The Fund may incur 12b-1 fees in an amount up to .25% of its average net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.
(C) Absent expense reimbursements by the Adviser, other expenses would have been .98%.
(D) Absent waivers of management fees and expense reimbursements by the Adviser, total operating expenses would have been 1.55%.

      The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The percentages expressing annual fund operating expenses are based on amounts incurred by the Fund during the most recent fiscal year. The Adviser will, until at least August 31, 1999, waive fees and reimburse expenses to the extent necessary to limit total operating expenses to .82% of the Fund's average net assets. THE EXAMPLE BELOW SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Example
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

         1 Year      3 Years     5 Years     10 Years
         ------      -------     -------     --------
          $ 45        $ 55         $ 66        $ 99

FINANCIAL HIGHLIGHTS
--------------------

      The following audited financial information for the Fund for the fiscal periods ended August 31, 1997 and thereafter has been audited by Arthur Andersen LLP, independent auditors, and should be read in conjunction with the financial statements. The audited financial information for the fiscal period ended August 31, 1996 was audited by other independent accountants. The financial statements as of June 30, 1998 and related auditors' report appear in the Statement of Additional Information of the Fund, which can be obtained by shareholders at no charge by calling Countrywide Fund Services, Inc. (Nationwide call toll-free 800-543-0407, in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

Per Share Data for a Share Outstanding Throughout Each Period

==========================================================================================================
                                                               Ten Months          Year          Period
                                                                  Ended            Ended           Ended
                                                                June 30,         August 31,      August 31,
                                                                  1998(A)           1997           1996(B)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..................   $        10.26    $       10.06     $       10.00
                                                           --------------   ---------------   ---------------
Income from investment operations:
   Net investment income................................             0.41             0.44              0.51(C)
   Net realized and unrealized gains on investments.....             0.20             0.28              0.06
                                                           --------------   ---------------   ---------------
Total from investment operations........................             0.61             0.72              0.57
                                                           --------------   ---------------   ---------------
Less distributions:
   Dividends from net investment income.................           ( 0.41)          ( 0.44 )          ( 0.51 )
   Distributions in excess of net investment income.....               --           ( 0.08 )              --
                                                           --------------   ---------------   ---------------
Total distributions.....................................           ( 0.41)          ( 0.52 )          ( 0.51 )
                                                           --------------   ---------------   ---------------
Net asset value at end of period........................   $        10.46    $       10.26     $       10.06
                                                           ==============   ===============   ===============
Total return(D) ........................................            7.29%(F)         7.36%             5.80%
                                                           ==============   ===============   ===============
Net assets at end of period (000's).....................   $        7,330    $       8,438     $      15,840
                                                           ==============   ===============   ===============
Ratio of expenses to average net assets(E) .............            0.49%(F)         0.85%             0.82%(F)

Ratio of net investment income to average net assets....            4.75%(F)         4.35%             5.30%(F)

Portfolio turnover rate.................................              61%(F)            0%              145%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to June 30.
(B) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.
(C) Calculated using weighted average shares outstanding during the period.
(D) Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been
    1.55%(F), 1.78% and 1.65%(F) for the periods ended June 30, 1998 and August 31, 1997 and 1996, respectively.
(F) Annualized.

INVESTMENT OBJECTIVE AND POLICIES
---------------------------------
         The Fund is a series of Countrywide Tax-Free Trust (the "Trust"). The Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund's investment objective is fundamental and as such may not be changed without the affirmative vote of a majority of its outstanding shares. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all investment practices and limitations of the Fund are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

         The Fund seeks to achieve its investment objective by investing primarily in investment grade Kentucky Obligations (described below) of any maturity. Under normal market conditions, at least 65% of the value of the Fund's total assets will be invested in Kentucky Obligations and the remainder may be invested in obligations that are not Kentucky Obligations. When the Fund has adopted a temporary defensive position (including circumstances when acceptable Kentucky Obligations are unavailable for investment by the Fund), the Fund may invest more than 35% of its total assets in obligations that are not Kentucky Obligations.

         The Fund invests in Kentucky Obligations and other securities which are rated at the time of purchase within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A or Baa), Standard & Poor's Ratings Group (AAA, AA, A or BBB) or Fitch Investors Services, Inc. (AAA, AA, A or BBB), or unrated securities determined by the Adviser to be of comparable quality. While securities in these categories are generally accepted as being of investment grade, the fourth highest grade is considered to be a medium grade and has speculative characteristics even though it is regarded as having adequate capacity to pay interest and repay principal.

         The Fund may invest in securities of any maturity, including tax-exempt bonds, notes and commercial paper determined by the Adviser to meet the Fund's quality standards. The Fund's quality standards limit its investments in tax-exempt notes to those which are rated within the three highest grades by Moody's (MIG 1, MIG 2 or MIG 3) or Fitch (F-1+, F-1 or F-2) or the two highest grades by Standard & Poor's (SP-1 or SP-2) and in tax-exempt commercial paper to those which are rated within the two highest grades by Moody's (Prime-1 or Prime-2), Standard & Poor's (A-1 or A-2) or Fitch (Fitch-1 or Fitch-2). The Statement of Additional Information contains a description of tax-exempt notes and commercial paper and a description of Moody's, Standard & Poor's and Fitch ratings.

         It is a fundamental policy that under normal market conditions the Fund's assets will be invested so that at least 80% of the annual income of the Fund will be exempt from federal income tax, including the alternative minimum tax, and Kentucky income tax. This policy may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. The term "majority" of the outstanding shares means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund.

         The  Fund  may,  from  time  to  time,   invest  in  other  short-term,
high-quality obligations for temporary defensive purposes (subject to the fundamental policy that under normal market conditions the assets of the Fund will be invested so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax, and Kentucky income tax). These include, but are not limited to, obligations the interest on which is exempt from federal, but not Kentucky, income tax and taxable obligations such as obligations issued by the U.S. Government or any of its agencies or instrumentalities and repurchase agreements. Except for temporary defensive purposes, the Fund's assets will be invested so that no more than 20% of the Fund's annual income will be subject to federal income tax. Under normal market conditions, the Fund anticipates that not more than 5% of the value of its net assets will be invested in any one type of taxable obligation. Taxable obligations are more fully described in the Statement of Additional Information. The Fund may invest in these other short-term obligations, for example, due to market conditions under which Kentucky Obligations are temporarily unavailable for purchase or available only in limited amounts, or pending investment of proceeds of sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned on these short-term obligations is taxable as ordinary income for federal and/or Kentucky tax purposes, the Fund intends to minimize taxable income through investment, when possible, in other available securities exempt from federal income tax and/or Kentucky income taxes, including shares of investment companies whose dividends are tax-exempt. The Fund may invest up to 10% of its total assets in shares of other investment companies.

Investments by the Fund in shares of other investment companies may result in duplication of sales loads and advisory, administrative and distribution fees. The Fund will not invest more than 5% of its total assets in securities of any single investment company and will not purchase more than 3% of the outstanding voting securities of any investment company. The Fund reserves the right to hold cash reserves for temporary defensive purposes and to vary its dollar-weighted average portfolio maturity, as the Adviser deems necessary.

         Although the Fund has no current intention of doing so, the Fund may buy and sell futures contracts relating to indices on municipal bonds and to U.S. Government securities. The Fund may also write and purchase put and call options on futures. Futures and options may be used to attempt to hedge against changes in the market price of the Fund's municipal obligations caused by interest rate fluctuations. Futures and options also may provide a hedge against increases in the cost of securities the Fund intends to purchase.

         Kentucky Obligations
         --------------------
         Kentucky Obligations are debt obligations issued by the Commonwealth of Kentucky and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, including the alternative minimum tax and Kentucky personal income tax. For purposes of this definition, Kentucky Obligations include participation interests in Kentucky Obligations and shares of an investment company which invests its assets so that at least 80% of its annual income is exempt from federal income tax, including the alternative minimum tax and Kentucky personal income tax. Kentucky Obligations are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Kentucky Obligations consist of tax-exempt bonds, tax-exempt notes and tax-exempt commercial paper. The Statement of Additional Information contains a description of tax-exempt bonds, notes and commercial paper.

         The two principal classifications of Kentucky Obligations are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility, and therefore investments in these bonds have more potential risk. The Fund's ability to achieve its investment objective depends to a great extent on the ability of these various issuers to meet their scheduled payments of principal and interest. Tax-exempt notes generally are used to provide short-term capital needs and generally have maturities of one year or less. The tax-exempt notes in which the Fund may invest are tax anticipation notes (TANs), revenue anticipation notes (RANs) and bond anticipation notes (BANs). TANs, RANs and BANs are issued by state and local government and public authorities as interim financing in anticipation of tax collections, revenue receipts or bond sales, respectively. Tax- exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes.

         The Fund may invest in any combination of general obligation bonds, revenue bonds and industrial development bonds. The Fund may invest more than 25% of its assets in tax-exempt obligations issued by municipal governments or political subdivisions of governments within a particular segment of the bond market, such as housing agency bonds, hospital revenue bonds or airport bonds. It is possible that economic, business or political developments or other changes affecting one bond may also affect other bonds in the same segment in the same manner, thereby potentially increasing the risk of such investments.

         From time to time, the Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. However, the Fund will not invest more than 25% of its assets in securities backed by nongovernmental users which are in the same industry. Interest on municipal obligations (including certain industrial development bonds) which are private activity obligations, as defined in the Internal Revenue Code, issued after August 7, 1986, while exempt from federal income tax, is a preference item for purposes of the alternative minimum tax. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company will be treated as such a preference item to shareholders. The Fund will invest its assets so that no more than 20% of its annual income gives rise to a preference item for the purpose of the alternative minimum tax and in other investments subject to federal income tax.

         The Fund may purchase other types of tax-exempt obligations which may become available in the future, provided the obligations are consistent with the Fund's investment objective and policies, the Adviser believes their quality meets the Fund's quality standards, and this Prospectus has been appropriately revised to reflect the Fund's policies with respect to such obligations.

         Risk Factors
         ------------
         The market value of investments available to the Fund, and therefore the Fund's yield and net asset value, will fluctuate due to changes in interest rates, economic conditions, quality ratings and other factors beyond the control of the Adviser. The Fund's portfolio securities are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise. In addition, the financial condition of an issuer or adverse changes in general economic conditions, or both, may impair the issuer's ability to make payments of interest and principal. There is no limit on the percentage of a single issue of tax-exempt obligations that the Fund may own. If the Fund holds a significant portion of the obligations of an issuer, there may not be a readily available market for the obligations. Reduced diversification could involve an increased risk to the Fund should an issuer be unable to make interest or principal payments or should the market value of Kentucky Obligations decline.

         The Fund may purchase Kentucky Obligations which are rated at the time of purchase within the four highest grades assigned by Moody's, Standard & Poor's or Fitch. Subsequent to its purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. In the event a security's rating is reduced below the Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Adviser's assessment of the most opportune time for sale. Although lower rated securities will generally provide higher yields than higher rated securities of similar maturities, they are subject to a greater degree of market fluctuation. Kentucky Obligations rated Baa or BBB have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In addition, Kentucky Obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates. Consequently, investors in the Fund should be aware that there is a possibility of greater fluctuation in the Fund's net asset value.

         There are also risks of reduced diversification because the Fund invests primarily in obligations of issuers within a single state. The Fund is more likely to invest its assets in the securities of fewer issuers because of the relatively smaller number of issuers of Kentucky Obligations. The Fund's performance is closely tied to conditions within the Commonwealth of Kentucky and to the financial condition of the Commonwealth and its authorities and municipalities. The economy in the Commonwealth of Kentucky, once dominated by coal mining, tobacco and heavy manufacturing industries, is diversifying into a more modern manufacturing and service-oriented base. Kentucky's manufacturing sector is heavily reliant on transportation equipment, but also includes industrial machinery, consumer appliances and apparel. Its service sector consists of air transportation, health and business services and retail trade. Kentucky's manufacturing and service sectors have both grown steadily, with much of the economic development occurring in the "Golden Triangle" bounded by Cincinnati, Louisville and Lexington. Development in other regions of Kentucky has not prospered as well and may lag statewide development efforts. The Commonwealth has been successful in attracting new businesses through its low cost structure, high quality of life and probusiness regulatory environment. Yet despite improvement in its education system resulting from sweeping educational reform in 1990, the Commonwealth will be challenged by growing educational demands facing its workforce. To address this problem, Kentucky's legislature passed a bill in 1997 to appropriate money towards improving its post-secondary education in order to enhance job opportunities. In recent fiscal years, effective budgetary management has enabled Kentucky to reverse a trend of poor financial performance which had deteriorated year-end balances through fiscal 1993. A reversal in the negative trend began in fiscal 1994 and has carried forward through fiscal 1998, enabling the Commonwealth to establish a budgetary reserve which is expected to be maintained through fiscal 1999. General fund receipts for fiscal 1998 are estimated to be 4.1% above the 1997 level and the Commonwealth expects to have cash surpluses of $316.5 million at the end of fiscal 1998. During the past seven years, Kentucky's growth in both employment and personal income has outpaced that of the nation; however, major structural weaknesses exist within Kentucky's economic base, creating vulnerabilities given rapid technological change. Although revenue obligations of the Commonwealth of Kentucky or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic and political developments and the resulting impact on state and local governmental finances will not adversely affect the market values and marketability of the Kentucky Obligations held by the Fund or the ability of a specific issuer to make interest or principal payments.

         The Fund is a non-diversified fund under the Investment Company Act of 1940. Thus, its investments may be more concentrated in fewer issuers than those of a diversified fund. This concentration may cause greater fluctuation in the Fund's net asset value. As the Fund intends to comply with Subchapter M of the Internal Revenue Code, it may invest up to 50% of its assets at the end of each quarter of its fiscal year in as few as two issuers, provided that no more than 25% of the assets are invested in one issuer. With respect to the remaining 50% of its assets at the end of each quarter, it may invest no more than 5% in one issuer.

         Certain provisions in the Internal Revenue Code relating to the issuance of municipal obligations may reduce the volume of municipal obligations qualifying for federal tax exemptions. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in the Fund. Proposals that may further restrict or eliminate the income tax exemptions for interest on municipal obligations may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal obligations for investment by the Fund so as to adversely affect its shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable, the Fund would treat such security as a permissible taxable investment within the applicable limits set forth herein.

         Other Investment Techniques
         ---------------------------
         The Fund may also engage in the following investment techniques, each of which may involve certain risks:

         PARTICIPATION INTERESTS. The Fund may purchase participation interests in tax-exempt obligations owned by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation and provides that the holder may demand repurchase within a specified period. Participation interests frequently are backed by irrevocable letters of credit or a guarantee of a bank. Participation interests will be purchased only if, in the opinion of counsel to the issuer, interest income on the participation interests will be tax-exempt when distributed as dividends to shareholders. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of its participation interest in the tax-exempt obligation, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the obligation, as needed to provide liquidity to meet redemptions, or to maintain a high-quality investment portfolio. The Fund will not invest more than 10% of its net assets in participation interests.

         FLOATING AND VARIABLE RATE OBLIGATIONS. The Fund may invest in floating or variable rate tax-exempt obligations. Floating rate obligations have an interest rate which is fixed to a specified interest rate, such as a bank prime rate, and is automatically adjusted when the specified interest rate changes. Variable rate obligations have an interest rate which is adjusted at specified intervals to a specified interest rate. Periodic interest rate adjustments help stabilize the obligations' market values. The Fund may purchase these obligations from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon not more than 30 days' notice at any time or prior to specific dates. Certain of these variable rate obligations, often referred to as "adjustable rate put bonds," may have a demand feature exercisable on specific dates once or twice each year. The Fund will not invest more than 15% of its net assets in floating or variable rate obligations as to which the Fund cannot exercise the demand feature on not more than seven days' notice if the Adviser, under the direction of the Board of Trustees, determines that there is no secondary market available for these obligations and all other illiquid securities. If the Fund invests a substantial portion of its assets in obligations with demand features permitting sale to a limited number of entities, the inability of the entities to meet demands to purchase the obligations could affect the Fund's liquidity. However, obligations with demand features frequently are secured by letters of credit or comparable guarantees that may reduce the risk that an entity would not be able to meet such demands. In determining whether an obligation secured by a letter of credit meets the Fund's quality standards, the Adviser will ascribe to such obligation the same rating given to unsecured debt issued by the letter of credit provider. In looking to the creditworthiness of a party relying on a foreign bank for credit support, the Adviser will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls or other governmental restrictions affecting its ability to honor its credit commitment.

         WHEN-ISSUED OBLIGATIONS. The Fund may invest in when-issued tax-exempt obligations. Obligations offered on a when-issued basis are settled by delivery and payment after the date of the transaction, usually within 15 to 45 days. The Fund will maintain a segregated account with its Custodian of cash or liquid securities, marked to market daily, in an amount equal to its when-issued commitments. Because these transactions are subject to market fluctuations, a significant commitment to when- issued purchases could result in greater fluctuation of the Fund's net asset value. The Fund will only make commitments to purchase when-issued obligations with the intention of actually acquiring the obligations and not for the purpose of investment leverage. Under normal market conditions, the Fund will not invest more than 25% of its net assets in when-issued obligations.

         LENDING PORTFOLIO SECURITIES. The Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities. The Fund will limit the amount of its loans of portfolio securities to no more than one-third of its net assets. This lending policy may not be changed by the Fund without the affirmative vote of a majority of its outstanding shares.

         OBLIGATIONS WITH PUTS ATTACHED. The Fund may purchase tax-exempt obligations with the right to resell the obligation to the seller at a specified price or yield within a specified period. The right to resell is commonly known as a "put" or a "standby commitment." The Fund may purchase tax-exempt obligations with puts attached from banks and broker-dealers. The Fund intends to use obligations with puts attached for liquidity purposes to ensure a ready market for the underlying obligations at an acceptable price. Although no value is assigned to any puts on tax-exempt obligations, the price which the Fund pays for the obligations may be higher than the price of similar obligations without puts attached. The purchase of obligations with puts attached involves the risk that the seller may not be able to repurchase the underlying obligation. The Fund intends to purchase such obligations only from sellers deemed by the Adviser, under the direction of the Board of Trustees, to present minimal credit risks. In addition, the value of the obligations with puts attached held by the Fund will not exceed 10% of its net assets.

         LEASE OBLIGATIONS. The Fund may invest in tax-exempt obligations that constitute participations in lease obligations or installment purchase contract obligations ("lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on an annual basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are secured by the leased property, the disposition of the property in the event of foreclosure might prove difficult. The Fund will seek to minimize these risks by not investing more than 15% of its net assets in lease obligations if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities, and by only investing in "non- appropriation" lease obligations that meet certain criteria of the Adviser. The Fund does not intend to invest more than an additional 5% of its net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. The Fund will only purchase unrated lease obligations which meet the Fund's quality standards, as determined by the Adviser, under the direction of the Board of Trustees, including an assessment of the likelihood that the lease will not be cancelled.

         SECURITIES WITH LIMITED MARKETABILITY. The Fund may invest in the aggregate up to 15% of its net assets in securities that are not readily marketable, including: participation interests that are not subject to the demand feature described above; floating and variable rate obligations as to which the Fund cannot exercise the related demand feature described above and as to which there is no secondary market; lease obligations for which there is no secondary market; repurchase agreements not terminable within seven days; and all other illiquid securities.

        BORROWING AND PLEDGING. The Fund may borrow money from banks (provided there is 300% asset coverage) or from banks or other persons for temporary purposes (in an amount not exceeding 5% of its total assets). The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. The Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets. Borrowing magnifies the potential for gain or loss on the Fund's portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value. This is the speculative factor known as leverage. The Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares.

     FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may also enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

         The Fund may enter into futures contracts in an effort to hedge against market risks and in anticipation of future purchases or sales of securities. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek to offset a decline in the value of its portfolio securities by entering into futures contract transactions. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

         The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to repurchase the underlying futures contract, upon exercise of the option, at any time during the option period.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets (other than in connection with bona fide hedging purposes), and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of the Fund's total assets.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities. The Fund may lose the expected benefit of futures transactions if interest rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

         PORTFOLIO TURNOVER. The Fund does not intend to use short-term trading as a primary means of achieving its investment objective. However, the Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. High turnover involves correspondingly greater commission expenses and transaction costs and may result in the Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to its shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes (see "Taxes").

HOW TO PURCHASE SHARES
----------------------
         Your initial investment in the Fund ordinarily must be at least $1,000. However, the minimum initial investment for employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, is $50. You may purchase additional shares through the Open Account Program described below. You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, Countrywide Investments, Inc. (the "Adviser"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to the "Kentucky Tax-Free Fund." An account application is included in this Prospectus.

          Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Adviser by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Adviser by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m., Eastern time, and orders received from dealers after 5:00 p.m., Eastern time, are confirmed at the public offering price next determined on the following business day.

         The public offering price of shares is the next determined net asset value per share plus a sales load as shown in the following table.

                                                          Dealer
                                                         Reallowance
                                   Sales Load as % of:     as % of
                                   Public    Net         Public
                                   Offering  Amount      Offering
Amount of Investment               Price     Invested    Price
---------------------              -------   ---------   -------
Less than $100,000                  4.00%      4.17%      3.60%
$100,000 but less than $250,000     3.50       3.63       3.30
$250,000 but less than $500,000     2.50       2.56       2.30
$500,000 but less than $1,000,000   2.00       2.04       1.80
$1,000,000 or more                  None*      None*

* There is no front-end sales load on purchases of $1 million or more but a contingent deferred sales load of 1% may apply if a commission was paid by the Adviser to a participating unaffiliated dealer and the shares are redeemed within twelve months from the date of purchase.

         Under certain circumstances, the Adviser may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Adviser retains the entire sales load on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

         For initial purchases of $1,000,000 or more and subsequent purchases further increasing the size of the account, a dealer's commission of up to 1% of the purchase amount may be paid by the Adviser to participating unaffiliated dealers through whom such purchases are effected. In determining a dealer's eligibility for such commission, purchases of shares of the Fund may be aggregated with concurrent purchases of shares of other funds of Countrywide Investments. Dealers should contact the Adviser concerning the pplicability and calculation of the dealer's commission in the case of combined purchases. An exchange from other funds of Countrywide Investments will not qualify for payment of the dealer's commission, unless such exchange is from a Countrywide fund with assets as to which a dealer's commission or similar payment has not been previously paid. Redemptions of shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Shares" below.

         OPEN ACCOUNT PROGRAM. Please direct inquiries concerning the services described in this section to the Transfer Agent at the address or numbers listed below.

         After an initial investment, all investors are considered participants in the Open Account Program. The Open Account Program helps investors make purchases of shares of the Fund over a period of years and permits the automatic reinvestment of dividends and distributions of the Fund in additional shares without a sales load.

         Under the Open Account Program, you may purchase and add shares to your account at any time either through your securities dealer or by sending a check to Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the Fund.

         Under the Open Account Program, you may also purchase shares of the Fund by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629- 2050) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such requirement. All purchases under the Open Account Program are made at the public offering price next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Fund to a current shareholder, such broker-dealer will receive the concessions described above with respect to additional investments by the shareholder.

         REDUCED SALES LOAD. A "purchaser" (defined below) may use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made in any load fund distributed by the Adviser pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. The load funds currently distributed by the Adviser are listed in the Exchange Privilege section of this Prospectus. Shareholders should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

         PURCHASES AT NET ASSET VALUE. Shares of the Fund may be purchased at net asset value by pension and profit-sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, or (2) have, at the time of purchase, 100 or more eligible participants, or (3) certify that they project to have annual plan purchases of $200,000 or more, or
(4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plan.


         Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

         In addition, shares of the Fund may be purchased at net asset value by broker-dealers who have a sales agreement with the Adviser, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

         Clients of investment advisers may also purchase shares of the Fund at net asset value if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Trust. The investment adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

     Associations and affinity groups and their members may purchase shares of the Fund at net asset value provided that management of these groups or their financial adviser has made arrangements to permit them to do so with the Trust. Investors or their financial adviser must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

         Employees, shareholders and customers of Countrywide Credit Industries, Inc. or any affiliated company, including members of the immediate family of such individuals, may also purchase shares of the Fund at net asset value.

         CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF SHARES. A contingent deferred sales load is imposed upon certain redemptions of shares of the Fund (or shares into which such shares were exchanged) purchased at net asset value in amounts totaling $1 million or more, if the dealer's commission described above was paid by the Adviser and the shares are redeemed within twelve months from the date of purchase. The contingent deferred sales load will be paid to the Adviser and will be equal to 1% of the lesser of (1) the net asset value at the time of purchase of the shares being redeemed or (2) the net asset value of such shares at the time of redemption. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation. If a purchase of shares is subject to the contingent deferred sales load, the investor will be so notified on the confirmation for such purchase.

         Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales load and an exchange of such shares into another fund of Countrywide Investments is not treated as a redemption and will not trigger the imposition of the contingent deferred sales load at the time of such exchange. A fund will "tack" the period for which such shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange; however, the period of time that the redemption proceeds of such shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable. See "Exchange Privilege."

         The contingent deferred sales load is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Adviser may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

         ADDITIONAL INFORMATION. For purposes of determining the initial investment requirements and the applicable sales load and for purposes of the Letter of Intent and Right of Accumulation privileges, a purchaser includes an individual, his spouse and their children under the age of 21, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense. Contact the Transfer Agent for additional information concerning purchases at net asset value or at reduced sales loads.

         The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Adviser reserve the rights to limit the amount of investments and to refuse to sell to any person.

        Investors should be aware that the Fund's account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

SHAREHOLDER SERVICES
--------------------
         Contact the Transfer Agent (Nationwide call toll-free 800- 543-0407; in Cincinnati call 629-2050) for additional information about the shareholder services described below.

         Automatic Withdrawal Plan
         -------------------------
         If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Fund while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

         Direct Deposit Plans
         --------------------
         Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

         Automatic Investment Plan
         -------------------------
         You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Fund.

         InvestPlus Plan
         ---------------
         If you are a Countrywide Home Loans mortgage holder, you may make monthly investments in the Fund by including your investment with your mortgage payment. You may write one check for the total amount.

         Reinvestment Privilege
         ----------------------
         If you have redeemed shares of the Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

HOW TO REDEEM SHARES
--------------------

         You may redeem shares of the Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, your signature must be guaranteed regardless of the value of the shares being redeemed.

         You may also redeem shares by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged an $8 processing fee. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution via an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

         A contingent deferred sales load may apply to a redemption of certain shares purchased at net asset value. See "How to Purchase Shares."

         Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of a proper redemption request in the form described above, less any applicable contingent deferred sales load. Payment is made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Fund by certified check, government check or wire.

         The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than the minimum amount required by the Trust for your account (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given thirty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

EXCHANGE PRIVILEGE
------------------
         Shares of the Fund and of any other fund of Countrywide Investments may be exchanged for each other.

         Shares of the Fund which are not subject to a contingent deferred sales load may be exchanged for Class A shares of any other fund and for shares of any other fund which offers only one class of shares (provided such shares are not subject to a contingent deferred sales load). A sales load will be imposed equal to the excess, if any, of the sales load rate applicable to the shares being acquired over the sales load rate, if any, previously paid on the shares being exchanged.

          Shares of the Fund subject to a contingent deferred sales load may be exchanged, on the basis of relative net asset value per share, for shares of any other fund which imposes a contingent deferred sales load and for shares of any fund which is a money market fund. A fund will "tack" the period for which the shares being exchanged were held onto the holding period of the acquired shares for purposes of determining if a contingent deferred sales load is applicable in the event that the acquired shares are redeemed following the exchange. The period of time that shares are held in a money market fund will not count toward the holding period for determining whether a contingent deferred sales load is applicable.

         The following are the funds of Countrywide Investments currently offered to the public. Funds which may be subject to a front-end or contingent deferred sales load are indicated by an asterisk.

Countrywide Tax-Free Trust           Countrywide Strategic Trust
 Tax-Free Money Fund                 *Equity Fund
 Ohio Tax-Free Money Fund            *Utility Fund
 California Tax-Free Money Fund      *Aggressive Growth Fund
 Florida Tax-Free Money Fund         *Growth/Value Fund
*Tax-Free Intermediate Term Fund
*Ohio Insured Tax-Free Fund           Countrywide Investment Trust
*Kentucky Tax-Free Fund               Short Term Government Income Fund
                                      Institutional Government Income Fund
                                      Money Market Fund
                                     *Intermediate Term Government Income
                                        Fund
                                     *Adjustable Rate U.S. Government
                                        Securities Fund
                                     *Intermediate Bond Fund

         You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value (or offering price, if sales load is applicable) after receipt of a request by the Transfer Agent.

         Exchanges may only be made for shares of funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of fund shares, which may cause you to recognize a capital gain or loss. Before making an exchange, contact the Transfer Agent to obtain a current prospectus for any of the other funds of Countrywide Investments and more information about exchanges among Countrywide Investments.

DIVIDENDS AND DISTRIBUTIONS
---------------------------
         All of the net investment income of the Fund is declared as a dividend to shareholders of record on each business day of the Trust and paid monthly. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains. The Fund will, at the time dividends are paid, designate as tax-exempt the same percentage of the distribution as the actual tax-exempt income earned during the period covered by the distribution bore to total income earned during the period; the percentage of the distribution which is tax-exempt may vary from distribution to distribution.

         Distributions are paid according to one of the following options:

         Share Option          - income distributions and capital gains
                                 distributions reinvested in additional shares.

         Income Option         - income  distributions  and  short-term
                                 capital  gains   distributions  paid  in  cash;
                                 long-term capital gains distributions
                                 reinvested in additional shares.

         Cash Option           - income   distributions   and  capital  gains
                                 distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

         If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

         An investor who has received in cash any dividend or capital gains distribution from the Fund may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. The investor or his dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

TAXES
-----
         The Fund has qualified in all prior years and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund also intends to meet all IRS requirements necessary to ensure that it is qualified to pay "exempt-interest dividends," which means that it may pass on to shareholders the federal tax-exempt status of its investment income.

         The Fund intends to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. For federal income tax purposes, a shareholder's proportionate share of taxable distributions from the Fund's net investment income as well as from net realized short-term capital gains, if any, is taxable as ordinary income. Since the Fund's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends received deduction available to corporations.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 20% with respect to assets held more than 12 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income.

         Shareholders of the Fund who are individuals residing in Kentucky or corporations with their corporate domicile in Kentucky will not be subject to Kentucky income tax on distributions with respect to their shares in the Fund to the extent that such distributions are attributable to interest on Kentucky Obligations. Under Kentucky income tax law, short-term capital gains distributions to Kentucky residents and corporations domiciled in Kentucky are generally not exempt from Kentucky income tax unless the statute authorizing the issuance of the particular obligations involved expressly exempts such gains. Kentucky taxes long-term capital gains distributions to Kentucky residents and corporations domiciled in Kentucky at its ordinary individual and corporate income tax rates. Depending on the level and nature of its activities within Kentucky, all or a portion of the shares of the Fund held by corporations will be deemed to constitute capital employed in Kentucky for purposes of the Kentucky corporate license tax. To the extent that the Fund's holdings consist of Kentucky Obligations and the balance consists of obligations of the U.S. Government or any of its agencies or instrumentalities, shares of the Fund will be exempt from the Kentucky intangible property tax. Distributions received from the Fund by individuals are generally not subject to Kentucky municipal income taxation; however, many local governments in Kentucky impose taxes on the net profits of businesses operating within their local jurisdiction.

         Issuers of tax-exempt securities issued after August 31, 1986 are required to comply with various restrictions on the use and investment of proceeds of sales of the securities. Any failure by the issuer to comply with these restrictions would cause interest on such securities to become taxable to the security holders as of the date the securities were issued.

         Interest on "specified private activity bonds," as defined by the Tax Reform Act of 1986, is an item of tax preference possibly subject to the alternative minimum tax (at the rate of 26% to 28% for individuals and 20% for corporations). The Fund may invest in such "specified private activity bonds" subject to the requirement that it invest its assets so that at least 80% of its annual income will be exempt from federal income tax, including the alternative minimum tax, and Kentucky personal income tax. The Tax Reform Act of 1986 also created a tax preference for corporations equal to one-half of the excess of adjusted net book income over alternative minimum taxable income. As a result, one-half of tax-exempt interest income received from the Fund may be a tax preference for corporate investors.

         Redemptions and exchanges of shares of the Fund are taxable events on which a shareholder may realize a gain or loss. If a shareholder buys shares of the Fund and sells them at a loss within six months, any loss will be disallowed for federal and Kentucky income tax purposes to the extent of the exempt-interest dividends received on such shares. Any loss realized upon the sale of shares of the Fund within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net realized long-term capital gains during such six month period. In addition, shareholders should be aware that interest on indebtedness incurred to purchase or carry shares of the Fund is not deductible for federal income tax purposes. Shareholders receiving Social Security benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income.

         The Fund will mail to each of its shareholders a statement indicating the amount and federal income tax status of all distributions made during the year. The Fund will report to its shareholders the percentage and source of income earned on tax-exempt obligations held by it during the preceding year. An exemption from federal income tax and Kentucky personal income tax may not result in similar exemptions under the laws of a particular state or local taxing authority.

         Shareholders should consult their tax advisors about the tax effect of distributions and withdrawals from the Fund and the use of the Automatic Withdrawal Plan and the Exchange Privilege. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds or are "related persons" to such users; such persons should consult their tax advisors before investing in the Fund.

OPERATION OF THE FUND
---------------------
         The Fund is a non-diversified series of Countrywide Tax-Free Trust, an open-end management investment company organized as a Massachusetts business trust on April 13, 1981. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Fund.

         The Trust retains Countrywide Investments, Inc., 312 Walnut Street, Cincinnati, Ohio 45202 (the "Adviser"), to manage the Fund's investments and its business affairs. The Adviser was organized in 1974 and is also the investment adviser to six other series of the Trust, six series of Countrywide Investment Trust and four series of Countrywide Strategic Trust. The Adviser is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Fund pays the Adviser a fee equal to the annual rate of
 .5% of the average value of its daily net assets up to $100 million; .45% of such assets from $100 million to $200 million; .4% of such assets from $200 million to $300 million; and .375% of such assets in excess of $300 million.

         John J. Goetz, the Chief Investment Officer of the Adviser, is primarily responsible for managing the portfolio of the Fund. Mr. Goetz has been employed by the Adviser in various capacities since 1981 and has been managing the Fund's portfolio since September 1997.

         The Adviser serves as principal underwriter for the Fund and, as such, is the exclusive agent for the distribution of shares of the Fund. The officers of the Trust are also officers of the Adviser.

         The Fund is responsible for the payment of all operating expenses, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Fund's shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board of Trustees who are not interested persons of the Trust, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and Trustees with respect thereto.

         The Trust has retained Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio (the "Transfer Agent"), an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., to serve as the Fund's transfer agent, dividend paying agent and shareholder service agent.

         The Transfer Agent also provides accounting and pricing services to the Fund. The Transfer Agent receives a monthly fee from the Fund for calculating daily net asset value per share and maintaining such books and records as are necessary to enable it to perform its duties.

         In addition, the Transfer Agent has been retained by the Adviser to assist the Adviser in providing administrative services to the Fund. In this capacity, the Transfer Agent supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Fund) pays the Transfer Agent a fee for these administrative services.

         Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to its objective of seeking best execution of portfolio transactions, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund. Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust or the Adviser.

         Shares of the Fund have equal voting rights and liquidation rights. The Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

DISTRIBUTION PLAN
-----------------
     Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan of distribution (the "Plan") under which the Fund may directly incur or reimburse the Adviser for certain distribution-related expenses, including payments to securities dealers and others who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

         The annual limitation for payment of expenses pursuant to the Plan is .25% of the Fund's average daily net assets. Unreimbursed expenditures will not be carried over from year to year. In the event the Plan is terminated by the Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred by the Adviser after the date the Plan terminates.

    Pursuant to the Plan, the Fund may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Trust believes that the Glass- Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Trust believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

         The National Association of Securities Dealers places certain limitations on asset-based sales charges of mutual funds. These limitations require fund-level accounting in which all sales charges - front-end load, 12b-1 fees or contingent deferred load - terminate when a percentage of gross sales is reached.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., Eastern time. The Trust is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's investments that its net asset value might be materially affected. The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Tax-exempt portfolio securities are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities. If, in the Adviser's opinion, the valuation provided by the service does not accurately reflect the fair value of a tax-exempt security, it will value the security at the average of the prices quoted by at least two independent market makers. The quoted price will represent the market maker's opinion as to the price that a willing buyer would pay for the security. All other securities (and other assets) of the Fund for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of the Fund will fluctuate with the value of the securities it holds.

PERFORMANCE INFORMATION
-----------------------
         From time to time, the Fund may advertise its "average annual total return." The Fund may also advertise "yield." Both yield and average annual total return figures are based on historical earnings and are not intended to indicate future performance.

         The "average annual total return" of the Fund refers to the average annual compounded rates of return over the most recent 1, 5 and 10 year periods or, where the Fund has not been in operation for such period, over the life of the Fund (which periods will be stated in the advertisement) that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial investment. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from "average annual total return." A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return may also indicate average annual compounded rates of return over periods other than those specified for "average annual total return." These nonstandardized returns do not include the effect of the applicable sales load which, if included, would reduce total return. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

         The "yield" of the Fund is computed by dividing the net investment income per share earned during a thirty-day (or one month) period stated in the advertisement by the maximum public offering price per share on the last day of the period (using the average number of shares entitled to receive dividends). The yield formula assumes that net investment income is earned and reinvested at a constant rate and annualized at the end of a six-month period. In addition, the Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield."

         From time to time, the Fund may advertise its performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc. ("Lipper"), or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Fund may also compare its performance to that of other selected mutual funds, averages of the other mutual funds within its category as determined by Lipper, or recognized indicators. In connection with a ranking, the Fund may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Fund may also present its performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

         Further information about the Fund's performance is contained in its annual report which can be obtained by shareholders at no charge by calling the Transfer Agent (Nationwide call toll-free 800-543-0407; in Cincinnati call 629-2050) or by writing to the Trust at the address on the front of this Prospectus.

                                              ACCOUNT NO. 94-__________________
Account Application                                         (For Fund Use Only)

 Kentucky Tax-Free Fund                    FOR BROKER/DEALER USE ONLY
                                           Firm Name:___________________________
                                           Home Office Address: ________________
                                           Branch Address: ____________________
                                           Rep Name & No.: _____________________
Please mail account application to:        Rep Signature: ______________________
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

========================================================================================================================
Initial Investment of $_______________________

[ ]  Check or draft enclosed payable to the Fund.

[ ]  Bank Wire From:

______________________________________________________________________________________________________________

[ ]  Exchange From:

______________________________________________________________________________________________________________
                     (Fund Name)                                                  (Fund Account Number)

Account Name                                                                            S.S. #/Tax I.D.#

________________________________________________________________________________________  _____________________________
Name of Individual, Corporation, Organization, or Minor, etc.                               (In case of custodial
                                                                                             account please list
                                                                                             minor's S.S.#)


___________________________________________________________________________________________________  Citizenship:[] U.S.
Name of Joint Tenant, Partner, Custodian                                                                         []Other

Address                                                                                              Phone

___________________________________________________________________________________________________  (  )_______________
Street or P.O. Box                                                                                    Business Phone

___________________________________________________________________________________________________  (  )_______________
City                                                       State       Zip                            Home Phone

Check Appropriate Box:          [] Individual      [] Joint Tenant (Right of survivorship presumed)
                                [] Partnership     [] Corporation    [] Trust     [] Custodial     [] Non-Profit  [] Other

Occupation and Employer Name/Address________________________________________________________________________________________

Are you an associated person of an NASD member?   [ ]  Yes   [ ]   No

========================================================================================================================
TAXPAYER  IDENTIFICATION  NUMBER -- Under  penalties  of perjury I certify that the Taxpayer  Identification  Number  listed above is my correct number. The Internal Revenue Service does not require my consent to any provision of this document other than the certifications required to avoid backup withholding.  Check box if appropriate:

[ ] I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not
subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

[ ] I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security
Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.

=======================================================================================================================
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

[ ]  Share Option  --  Income distributions and capital gains distributions automatically reinvested in additional shares.

[ ]  Income Option  --  Income distributions and short term capital gains distributions paid in cash, long term capital gains distributions reinvested in additional shares.

[ ]  Cash Option  --  Income distributions and capital gains distributions paid in cash.
                      [ ] By Check    [ ] By ACH to my bank checking or savings account.  Please attach a voided check.
========================================================================================================================
REDUCED SALES CHARGES
Right of Accumulation: I apply for Right of Accumulation subject to the Agent's confirmation of the following holdings of eligible load funds of Countrywide Investments.

                      Account Number/Name                                                    Account Number/Name

_______________________________________________________          ______________________________________________________

_______________________________________________________          ______________________________________________________
Letter of Intent:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

[ ] I agree to the Letter of Intent in the current Prospectus of Countrywide Tax-Free Trust. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ____________________ 19
(Purchase Date of not more than 90 days prior to this Letter) an aggregate amount in the load funds of Countrywide Investments at least equal to (check appropriate box):

               [ ] $100,000                [ ] $250,000                 [ ] $500,000                [ ] $1,000,000
========================================================================================================================

ACCOUNT SECURITY
For increased security, Countrywide Fund Services, Inc. requires that you establish a Personal Identification Number  [ ][ ][ ][ ]
(PIN).  You will need to use this PIN when requesting account information and placing transactions.  For institutional accounts, please use a four digit number.  For retail accounts, please use the first four letters of your mother's maiden name.
------------------------------------------------------------------------------------------------------------------------------------

SIGNATURES
By signature below each investor certifies that he has received a copy of the Fund's current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Fund for credit to the investor's account and to surrender for redemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days' notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Countrywide Tax-Free Trust, Countrywide
Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein provided that such entities have exercised due care to determine that the instructions are genuine.



    ___________________________________________________             ___________________________________________________
    Signature of Individual Owner, Corporate Officer,                Signature of Joint Owner, if Any
    Trustee, etc.



    ________________________________________________            ____________________________________________________
          Title of Corporate Officer, Trustee, etc.                                     Date

               NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side.
                 Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.
==================================================================================================================================
AUTOMATIC INVESTMENT PLAN (Complete for Investments Into the Fund)
The Automatic Investment Plan is available for all established accounts of Countrywide Tax-Free Trust. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month.

For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per month in the Fund.

ABA Routing Number______________________________
FI Account Number________________________________

[]  Checking Account            []  Savings Account


_____________________________________________________________________________
Name of Financial Institution (FI)                                              Please make my automatic investment on:

                                                                                []  the last business day of each month
______________________________________________________________________          []  the 15th day of each month
City                                        State                               []  both the 15th and last business day


X_____________________________________________________________________         X_______________________________________
      (Signature of Depositor EXACTLY as it appears on FI Records)                 (Signature of Joint Tenant - if any)

(Joint Signatures are required when bank account is in joint names. Please sign exactly as signature appears on your FI's records.)

 Please attach a voided check from your checking account or a voided deposit/withdrawal slip from your savings account for the Automatic Investment Plan.

Indemnification to Depositor's Bank
   In consideration of your participation in a plan which Countrywide Fund Services, Inc. ("CFS") has put into effect, by which amounts, determined by your depositor, payable to the Fund for purchase of shares of the Fund, are collected by CFS, CFS hereby agrees:
   CFS will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Fund to its own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such checks. CFS will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. CFS will refund to you any amount erroneously paid by you to the Fund on any such check if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Fund may be terminated by thirty (30) days written notice from either party to the other.
========================================================================================================================
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund)
This is an authorization for you to withdraw  $_________ from my mutual fund account beginning the last business day of the month of __________________.

Please Indicate Withdrawal Schedule (Check One):
[ ]  Monthly -- Withdrawals will be made on the last business day of each month.
[ ]  Quarterly -- Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
[ ]  Annually -- Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

[ ]  Exchange:  Please  exchange  the  withdrawal  proceeds  into  another  Countywide  account  number:_ _-- _ _ _ _--_
[ ]  Check:  Please mail a check for my withdrawal proceeds to the mailing address on this account.
[ ]  ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below.
     I understand that the transfer will be completed in two to three business days and that there is no charge.
[ ]  Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

     Please attach a voided check for ACH or bank wire_________________________________________________________________________
                                                          Bank Name                                       Bank Address


________________________________________________________________________________________________________________________________
                                    Bank ABA#                              Account #                          Account Name

[ ] Send to special payee (other than applicant):  Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee___________________________________________________________________________________________________________________

Please send to:_________________________________________________________________________________________________________________
              Street address                                               City                 State            Zip
=================================================================================================================================
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of Countrywide Tax-Free Trust (the Trust) and that

________________________________________________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                                             Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and By-Laws or other empowering documents of the


_______________________________________________________________________________________________________________________
                                                        (Name of Organization)

incorporated or formed under the laws of__________________________________________________________________________________________
                                                                (State)


and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                              Name                                                 Title

     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _________________________________________________________


     ___________________________________________________       _______________________________________________________


Witness my hand and seal of the corporation or organization this_______________________day of______________________, 19_______


     ___________________________________________________       _________________________________________________________
                      *Secretary-Clerk                                      Other Authorized Officer (if required)

*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.


COUNTRYWIDE TAX-FREE TRUST
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094
Nationwide: (Toll-Free) 800-543-8721
Cincinnati: 513-629-2000

BOARD OF TRUSTEES
Donald L.Bogdon, M.D.
H. Jerome Lerner
Robert H. Leshner
Howard J. Levine
Angelo R. Mozilo
Fred A. Rappoport
Oscar P. Robertson
John F. Seymour, Jr.
Sebastiano Sterpa

INVESTMENT ADVISER
COUNTRYWIDE INVESTMENTS, INC.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202-4094

TRANSFER AGENT
COUNTRYWIDE FUND SERVICES, INC.
P.O. Box 5354
Cincinnati, Ohio  45201-5354

Shareholder Service
Nationwide: (Toll-Free) 800-543-0407
Cincinnati: 513-629-2050

TABLE OF CONTENTS

Expense Information................................................
Financial Highlights...............................................
Investment Objective and Policies..................................
How to Purchase Shares.............................................
Shareholder Services...............................................
How to Redeem Shares...............................................
Exchange Privilege.................................................
Dividends and Distributions........................................
Taxes..............................................................
Operation of the Fund..............................................
Distribution Plan . . . ...........................................
Calculation of Share Price and Public Offering Price...............
Performance Information............................................


         No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Trust. This Prospectus does not constitute an offer by the Trust to sell shares in any State to any person to whom it is unlawful for the Trust to make such offer in such State.

                          COUNTRYWIDE TAX-FREE TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                                November 1, 1998

                               Tax-Free Money Fund
                         Tax-Free Intermediate Term Fund
                           Ohio Insured Tax-Free Fund
                            Ohio Tax-Free Money Fund
                         California Tax-Free Money Fund
                           Florida Tax-Free Money Fund
                             Kentucky Tax-Free Fund


         This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the applicable Fund of Countrywide Tax-Free Trust dated November 1, 1998. A copy of a Fund's Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

                       STATEMENT OF ADDITIONAL INFORMATION

                           Countrywide Tax-Free Trust
                          312 Walnut Street, 21st Floor
                           Cincinnati, Ohio 45202-4094



                             TABLE OF CONTENTS                           PAGE

THE TRUST................................................................... 3
MUNICIPAL OBLIGATIONS....................................................... 5
QUALITY RATINGS OF MUNICIPAL OBLIGATIONS.................................... 9
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS...............................13
INVESTMENT LIMITATIONS......................................................19
INSURERS OF THE OHIO INSURED TAX-FREE FUND'S PORTFOLIO SECURITIES.......... 27
TRUSTEES AND OFFICERS.......................................................29
THE INVESTMENT ADVISER AND UNDERWRITER......................................32
DISTRIBUTION PLANS..........................................................35
SECURITIES TRANSACTIONS.....................................................38
PORTFOLIO TURNOVER..........................................................40
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE........................40
OTHER PURCHASE INFORMATION..................................................44
TAXES.......................................................................46
REDEMPTION IN KIND..........................................................49
HISTORICAL PERFORMANCE INFORMATION..........................................49
PRINCIPAL SECURITY HOLDERS................................................. 55
CUSTODIAN...................................................................56
AUDITORS....................................................................57
TRANSFER AGENT . ...........................................................57
TAX EQUIVALENT YIELD TABLES.................................................59
ANNUAL REPORT . . . ........................................................61

THE TRUST
---------
         Countrywide Tax-Free Trust (the "Trust"), formerly Midwest Group Tax Free Trust, was organized as a Massachusetts business trust on April 13, 1981. The Trust currently offers seven series of shares to investors: the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund, the Florida Tax-Free Money Fund and the Kentucky Tax-Free Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective(s) and policies.

         Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Kentucky Tax-Free Fund, on August 29, 1997, succeeded to the assets and liabilities of another mutual fund of the same name (the "Predecessor Fund"), which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of the Kentucky Tax-Free Fund and its Predecessor Fund are substantially identical and the financial data and information in this Statement of Additional Information with respect to the Kentucky Tax-Free Fund for periods ended prior to September 1, 1997 relates to the Predecessor Fund.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

         Both Class A (Retail) shares and Class B (Institutional) shares of the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class A shares bear the expenses of distribution fees; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Class A shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Class B shares such as checkwriting privileges and automatic investment and redemption plans.

         Both Class A shares and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) Class C shares bear the expenses of higher distribution fees; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

         The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

         Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

MUNICIPAL OBLIGATIONS
---------------------
         Each Fund invests primarily in Municipal Obligations. Municipal Obligations are debt obligations issued by a state and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. Municipal Obligations include tax-exempt bonds, notes and commercial paper. The Ohio Insured Tax- Free Fund and the Ohio Tax-Free Money Fund invest primarily in Ohio Obligations, which are Municipal Obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and Ohio personal income tax. The California Tax-Free Money Fund invests primarily in California Obligations, which are Municipal Obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from both federal income tax and California income tax. The Florida Tax-Free Money Fund invests primarily in Florida Obligations, which are Municipal Obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers, the value of which is exempt from the Florida intangible personal property tax, which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax. The Kentucky Tax-Free Fund invests primarily in Kentucky Obligations, which are Municipal Obligations issued by the State of Kentucky and its political subdivisions, agencies, authorities and instrumentalities and other qualifying issuers which pay interest that is, in the opinion of bond counsel to the issuer, exempt from federal income tax, Kentucky personal income tax and the Kentucky intangible property tax.

         TAX-EXEMPT  BONDS.  Tax-exempt  bonds are  issued  to  obtain  funds to construct, repair or improve various facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities.

         The two principal classifications of tax-exempt bonds are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private user of the facility.

         TAX-EXEMPT NOTES. Tax-exempt notes generally are used to provide for short-term capital needs and generally have maturities of one year or less. Tax-exempt notes include:

                  1. Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

                  2. Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the federal revenue sharing programs.

                  3. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         TAX-EXEMPT COMMERCIAL PAPER. Tax-exempt commercial paper typically represents short-term, unsecured, negotiable promissory notes issued by a state and its political subdivisions. These notes are issued to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

         WHEN-ISSUED OBLIGATIONS. Each Fund may invest in when- issued Municipal Obligations. In connection with these investments, each Fund will direct its Custodian to place cash or liquid securities in a segregated account in an amount sufficient to make payment for the securities to be purchased. When a segregated account is maintained because a Fund purchases securities on a when-issued basis, the assets deposited in the segregated account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase securities on a when-issued basis. To the extent funds are in a segregated account, they will not be available for new investment or to meet redemptions. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e, all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will have greater fluctuation. The purchase of securities on a when-issued basis may involve a risk of loss if the broker-dealer selling the securities fails to deliver after the value of the securities has risen.

         When the time comes for a Fund to make payment for securities purchased on a when-issued basis, the Fund will do so by using then-available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued basis themselves (which may have a market value greater or less than the Fund's payment obligation). Although a Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, the Funds may sell these obligations before the settlement date if it is deemed advisable by the Adviser as a matter of investment strategy. Sales of securities for these purposes carry a greater potential for the realization of capital gains and losses, which are not exempt from federal income taxes.

         PARTICIPATION INTERESTS. Each Fund may invest in participation interests in Municipal Obligations. A Fund will have the right to sell the interest back to the bank or other financial institution and draw on the letter of credit on demand, generally on seven days' notice, for all or any part of the Fund's participation interest in the par value of the Municipal Obligation plus accrued interest. Each Fund intends to exercise the demand on the letter of credit only under the following circumstances: (1) default of any of the terms of the documents of the Municipal Obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. The bank or financial institution will retain a service and letter of credit fee and a fee for issuing the repurchase commitment in an amount equal to the excess of the interest paid by the issuer on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel of the issuer, interest income on the interests will be tax-exempt when distributed as dividends to shareholders.

         Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest.

         LEASE OBLIGATIONS. The Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund may invest in Municipal Obligations that constitute participation in lease obligations or installment purchase contract obligations (hereinafter collectively called "lease obligations") of municipal authorities or entities. Lease obligations provide a premium interest rate, which along with the regular amortization of the principal, may make them attractive for a portion of the assets of the Funds. As described in the Prospectus, certain of these lease obligations contain "non-appropriation" clauses, and the Trust will seek to minimize the special risks associated with such securities by only investing in "non-appropriation" lease obligations where (1) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (2) the lease payments will commence amortization of principal at an early date resulting in an average life of seven years or less for the lease obligation, (3) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if the lease payments are not appropriated, (4) the lease obligor has maintained good market acceptability in the past, (5) the investment is of a size that will be attractive to institutional investors, and (6) the underlying leased equipment has elements of portability and/or use that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

         Each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund will not invest more than 10% of its net assets in lease obligations (and the Kentucky Tax-Free Fund will not invest more than 15% of its net assets in lease obligations) if the Adviser determines that there is no secondary market available for these obligations and all other illiquid securities. The Funds do not intend to invest more than an additional 5% of their net assets in municipal lease obligations determined by the Adviser, under the direction of the Board of Trustees, to be liquid. In determining the liquidity of such obligations, the Adviser will consider such factors as (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer.

QUALITY RATINGS OF MUNICIPAL OBLIGATIONS
-----------------------------------------
         The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may invest in Municipal Obligations only if rated at the time of purchase within the two highest grades assigned by any two nationally recognized statistical rating organizations ("NRSROs") (or by any one NRSRO if the obligation is rated by only that NRSRO). The NRSROs which may rate the obligations of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") or Fitch Investors Services, Inc. ("Fitch").

         The Tax-Free Intermediate Term Fund may invest in Municipal Obligations rated at the time of purchase within the three highest grades assigned by Moody's, S&P or Fitch. The Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund may invest in Municipal Obligations rated at the time of purchase within the four highest grades assigned by Moody's, S&P or Fitch. The Tax- Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund may also invest in tax-exempt notes and commercial paper determined by the Adviser to meet the Funds' quality standards. In making this determination, the Adviser will consider the ratings assigned by the NRSROs for those obligations.

         Moody's Ratings
         ----------------
         1. TAX-EXEMPT BONDS. The four highest ratings of Moody's for tax-exempt bonds are Aaa, Aa, A and Baa. Bonds rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's says that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long term risks appear somewhat larger than Aaa bonds. Moody's describes bonds rated A as possessing many favorable investment attributes and as upper medium grade obligations. Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated by Moody's in the fourth highest rating (Baa) are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Those obligations in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1.

         2. TAX-EXEMPT NOTES. Moody's highest rating for tax-exempt notes is MIG-1. Moody's says that notes rated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Notes bearing the MIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1 group. Notes bearing the designation MIG-3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

         3. TAX-EXEMPT COMMERCIAL PAPER. The rating Prime-1 is the highest tax-exempt commercial paper rating assigned by Moody's. Issuers rated Prime-1 are judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term obligations.

         S&P Ratings
         -----------
         1. TAX-EXEMPT BONDS. The four highest ratings of S&P for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds which are rated by S&P in the fourth highest rating (BBB) are regarded as having an adequate capacity to pay interest and repay principal and are considered "investment grade." Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories. The ratings for tax-exempt bonds may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         2. TAX-EXEMPT NOTES. Tax-exempt note ratings are generally given by S&P to notes that mature in three years or less. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus designation. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

         3. TAX-EXEMPT COMMERCIAL PAPER. The ratings A-1+ and A-1 are the highest tax-exempt commercial paper ratings assigned by S&P. These designations indicate the degree of safety regarding timely payment is either overwhelming (A-1+) or very strong (A- 1). Capacity for timely payment on issues rated A-2 is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

         Fitch Ratings
         -------------
         1. TAX-EXEMPT BONDS. The four highest ratings of Fitch for tax-exempt bonds are AAA, AA, A and BBB. Bonds rated AAA are regarded by Fitch as being of the highest quality, with the obligor having an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are regarded by Fitch as high quality obligations. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated bonds, and more subject to possible change over the term of the issue. Bonds rated A are regarded by Fitch as being of good quality. The obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are regarded by Fitch as being of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings. Fitch ratings may be modified by the addition of a plus (+) or minus (-) sign.

         2. TAX-EXEMPT NOTES. The ratings F-1+, F-1 and F-2 are the highest ratings assigned by Fitch for tax-exempt notes. Notes assigned the F-1+ rating are regarded by Fitch as having the strongest degree of assurance for timely payment. Notes assigned the F-1 rating reflect an assurance for timely payment only slightly less than the strongest issues. Notes assigned the F-2 rating have a degree of assurance for timely payment with a lesser margin of safety than higher-rated notes.

         3. TAX-EXEMPT COMMERCIAL PAPER. Commercial paper rated Fitch-1 is regarded as having the strongest degree of assurance for timely payment. Issues assigned the Fitch-2 rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

         GENERAL. The ratings of Moody's, S&P and Fitch represent their opinions of the quality of the obligations rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, obligations with the same maturity, coupon and rating may have different yields, while obligations of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of the Adviser to appraise independently the fundamental quality of the obligations held by the Funds. Certain Municipal Obligations may be backed by letters of credit or similar commitments issued by banks and, in such instances, the obligation of the bank and other credit factors will be considered in assessing the quality of the Municipal Obligations.

         Any Municipal Obligation which depends on the credit of the U.S. Government (e.g. project notes) will be considered by the Adviser as having the equivalent of the highest rating of Moody's, S&P or Fitch. In addition, unrated Municipal Obligations will be considered as being within the foregoing quality ratings if other equal or junior Municipal Obligations of the same issuer are rated and their ratings are within the foregoing ratings of Moody's, S&P or Fitch. Each Fund may also invest in Municipal Obligations which are not rated if, in the opinion of the Adviser, such obligations are of comparable quality to those rated obligations in which the applicable Fund may invest.

         Subsequent to its purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If the rating of an obligation held by a Fund is reduced below its minimum requirements, the Fund will be required to exercise the demand provision or sell the obligation as soon as practicable.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------
         A more  detailed  discussion  of some of the terms used and  investment
policies   described  in  the  Prospectuses  (see  "Investment   Objectives  and
Policies") appears below:

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or of banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The Funds will only invest in bankers' acceptances of banks having a short-term rating of A-1 by S&P or Prime-1 by Moody's. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 10% (or 15%, with respect to the Kentucky Tax-Free Fund) of the value of its net assets would be invested in such securities and other illiquid securities.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in taxable commercial paper provided the paper is rated in one of the two highest categories by any two NRSROs (or by any one NRSRO if the security is rated by only that NRSRO). Each Fund may also invest in unrated commercial paper of issuers who have outstanding unsecured debt rated Aa or better by Moody's or AA or better by S&P. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations") unless, in the judgment of the Adviser, subject to the direction of the Board of Trustees, such note is liquid. The Funds do not presently intend to invest in taxable commercial paper.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity;

amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A (highest quality) by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1 or A-2.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 10% (or 15%, with respect to the Kentucky Tax-Free Fund) of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must consist of either certificates of deposit, eligible bankers' acceptances or securities which are issued or guaranteed by the United States Government or its agencies. The collateral will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to that Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         TRANSACTIONS IN OPTIONS AND FUTURES. The Adviser may engage in the use of the options and futures strategies for the Kentucky Tax-Free Fund described below.

          o FUTURES CONTRACTS: The Kentucky Tax-Free Fund may enter into Municipal Bond Index Futures and U.S. Government Securities Futures (referred to herein as "futures contracts") described below, which are contracts for the future delivery of fixed-income securities. Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer. U.S. Government Securities Futures are futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. In this context, a futures contract is an agreement by the Fund to buy or sell fixed-income securities at a specified date and price. No payment is made for securities when the Fund buys a futures contract and no securities are delivered when the Fund sells a futures contract. Instead, the Fund makes a deposit called an "initial margin" equal to a percentage of the contract's value. Payment or delivery is made when the contract expires. Futures contracts will be used only as a hedge against anticipated interest rate changes and for other transactions permitted to entities exempt from the definition of the term commodity pool operator. The Fund will not enter into a futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial or other instruments required to be delivered under open futures contract sales and the aggregate futures market prices of financial instruments required to be delivered under open futures contract purchases would exceed one-third of the value of its total assets. The Fund will not enter into a futures contract if immediately thereafter more than 5% of the fair market value of its assets would be committed to initial margins.

     The Municipal Bond Index is comprised of forty tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's, S&P or Fitch and must have a remaining maturity of nineteen years or more. Twice a month, new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers. A Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

         U.S. Government Securities Futures which may be purchased by the Kentucky Tax-Free Fund include Treasury Bonds, Notes and Bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, therefore the depth and liquidity available in the trading market is generally greater for U.S. Government Securities Futures.

          o WRITING COVERED CALL OPTIONS: The Kentucky Tax-Free Fund may write covered call options on futures contracts to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if the Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.

     The writing of covered call options is a conservative investment technique which the Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

          o WRITING COVERED PUT OPTIONS: The Kentucky Tax-Free Fund may write covered put options on futures contracts to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid debt obligations in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case the Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

         o PURCHASING OPTIONS ON FUTURES CONTRACTS: The Kentucky Tax-Free Fund may purchase put and call options on futures contracts. The purchase of put options on futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

         The Kentucky Tax-Free Fund may purchase put and call options on futures contracts which are traded on a national exchange or board of trade and sell such options to terminate an existing position. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified exercise price at any time during the period of the option.

         The holder of an option on a futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

          o OPTIONS TRANSACTIONS GENERALLY: Option transactions in which the Kentucky Tax-Free Fund may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund. The success of the Fund in using the option strategies described above depends, among other things, on the Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Adviser's ability to select the proper time, type and duration of the options.

         MAJORITY. As used in the Prospectuses and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

INVESTMENT LIMITATIONS
----------------------
         The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in the Funds. These limitations may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding shares of that Fund. For the purpose of these investment limitations, the identification of the "issuer" of Municipal Obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

         THE LIMITATIONS APPLICABLE TO THE TAX-FREE MONEY FUND, THE TAX-FREE INTERMEDIATE TERM FUND AND THE OHIO INSURED TAX-FREE FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money or pledge, mortgage or hypothecate its assets, except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. A Fund will not make any additional purchases of portfolio securities while borrowings are outstanding.

         2. Underwriting. Each Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         3. Illiquid Investments. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the total assets of the Fund would be invested in such securities.

         4. Real Estate. Each Fund will not purchase, hold or deal in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

         5.  Commodities.   Each  Fund  will  not  purchase,  hold  or  deal  in
commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs.

         6. Loans. Each Fund will not make loans to other persons, except (a) by the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, (b) by loaning portfolio securities, or (c) by engaging in repurchase transactions.

         7. Certain Companies. Each Fund will not purchase securities of a company, if such purchase at the time thereof, would cause more than 5% of the Fund's total assets to be invested in securities of companies, which, including predecessors, have a record of less than three years' continuous operation.

         8. Obligations of One Issuer. Each Fund will not purchase more than 10% of the outstanding publicly issued debt obligations of any issuer. With respect to the Ohio Insured Tax-Free Fund, this limitation does not apply to securities issued or guaranteed by the State of Ohio and its political subdivisions and duly constituted authorities and corporations. This limitation is not applicable to privately issued Municipal Obligations.

         9. Investing for Control. Each Fund will not invest in companies for the purpose of exercising control.

         10. Other Investment Companies. Each Fund will not invest more than 10% of its total assets in the securities of other investment companies and then only for temporary purposes in companies whose dividends are tax-exempt or invest more than 5% of its total assets in the securities of any investment company. Each Fund will not purchase more than 3% of the outstanding voting stock of any investment company.

         11. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities.

         12. Common Stocks. Each Fund will not invest in common stocks.

         13. Securities Owned by Affiliates. Each Fund will not purchase or retain the securities of any issuer if, to the Trust's knowledge, those Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

         14. Short Sales and Options. Each Fund will not sell any securities short or write call options. This limitation is not applicable to the extent that sales by a Fund of Municipal Obligations with puts attached or sales by a Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         As diversified series of the Trust, the Tax-Free Money Fund and the Tax-Free Intermediate Term Fund have adopted the following additional investment limitation, which may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of the applicable Fund. Neither Fund will purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of the Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of a Fund and to not more than 10% of the outstanding voting securities of such issuer.

         THE LIMITATIONS APPLICABLE TO THE OHIO TAX-FREE MONEY FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets. The Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by it except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. The Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. The Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. The Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Fund may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. The Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by the Fund of tax-exempt obligations with puts attached or sales by the Fund of other securities in which the Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by the U.S. Government, its territories and possessions, the District of Columbia and their respective agencies and instrumentalities or any state and its political subdivisions, agencies, authorities and instrumentalities. The Fund may invest more than 25% of its total assets in tax-exempt obligations in a particular segment of the bond market.

         THE LIMITATIONS APPLICABLE TO THE CALIFORNIA TAX-FREE MONEY FUND AND THE FLORIDA TAX-FREE MONEY FUND ARE:

         1. Borrowing Money. Each Fund will not borrow money, except from a bank for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 10% of its total assets. Each Fund will not make any additional purchases of portfolio securities if outstanding borrowings exceed 5% of the value of its total assets.

         2. Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than 10% of the value of its total assets in connection with borrowings.

         3. Underwriting. Each Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

         4. Illiquid Investments. Each Fund will not invest more than 10% of its net assets in securities for which there are legal or contractual restrictions on resale, repurchase agreements maturing in more than seven days and other illiquid securities.

         5. Real Estate. Each Fund will not purchase, hold or deal in real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate.

         6. Commodities. Each Fund will not purchase, hold or deal in commodities or commodities futures contracts, or invest in oil, gas or other mineral explorative or development programs. This limitation is not applicable to the extent that the tax-exempt obligations, U.S. Government obligations and other securities in which the Funds may otherwise invest would be considered to be such commodities, contracts or investments.

         7. Loans. Each Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of tax-exempt obligations or publicly distributed bonds, debentures or other securities.

         8. Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Funds for the clearance of purchases and sales or redemption of securities.

         9. Short Sales and Options. Each Fund will not sell any securities short or sell put and call options. This limitation is not applicable to the extent that sales by a Fund of tax-exempt obligations with puts attached or sales by a Fund of other securities in which a Fund may otherwise invest would be considered to be sales of options.

         10. Other Investment Companies. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of its total assets in securities of other investment companies.

         11. Concentration. Each Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

         12. Senior Securities. Each Fund will not issue or sell any class of senior security as defined by the Investment Company Act of 1940 except to the extent that notes evidencing temporary borrowings or the purchase of securities on a when-issued basis might be deemed as such.

         THE LIMITATIONS APPLICABLE TO THE KENTUCKY TAX-FREE FUND ARE:

         1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

         2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

         3. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund will not purchase, hold or deal in real estate, but this shall not prevent investments in Municipal Obligations which are secured by or represent interests in real estate.

         5. Commodities. The Fund will not purchase hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

         6. Loans. The Fund will not make loans to other persons if, as a result, more than one-third of the value of the Fund's total assets would be subject to such loans. This limitation does not apply to (a) the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations or (b) engaging in repurchase transactions.

         7. Options. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and Statement of Additional Information.

         8. Concentration. The Fund will not invest more than 25% of its total assets in a particular industry; this limitation is not applicable to investments in tax-exempt obligations issued by governments or political subdivisions of governments.

      9. Senior Securities. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

        THE KENTUCKY TAX-FREE FUND HAS ALSO ADOPTED THE FOLLOWING NONFUNDAMENTAL INVESTMENT LIMITATIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

         1. Illiquid Investments. The Fund will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

         2. Other Investment Companies. The Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

         3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities or margin payments in connection with futures contracts or options on futures contracts.

         4. Short Sales. The Fund will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

         With respect to the percentages adopted by the Trust as maximum limitations on the Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

         The Trust has never pledged, mortgaged or hypothecated the assets of any Fund, and the Trust presently intends to continue this policy. The Trust has never acquired, nor does it presently intend to acquire, securities issued by any other investment company or investment trust. The Funds will not purchase securities for which there are legal or contractual restrictions on resale or enter into a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% (or 15%, with respect to the Kentucky Tax-Free
Fund) of the value of a Fund's net assets would be invested in such securities. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

INSURERS OF THE OHIO INSURED TAX-FREE FUND'S PORTFOLIO SECURITIES
-----------------------------------------------------------------
         In connection with its investments in insured long-term Ohio Obligations, the Ohio Insured Tax-Free Fund may purchase insurance from, or obligations insured by, one of the following recognized insurers of municipal obligations: MBIA Insurance Corp.("MBIA"), AMBAC Assurance Corp. ("AMBAC"), Financial Guaranty Insurance Co. ("FGIC") or Financial Security Assurance Inc. ("FSA"). Each insurer is rated Aaa by Moody's and AAA by S&P and each insurer maintains a statutory capital claims ratio well below the exposure limits set by the Insurance Commissioner of New York (300:1 insurance risk exposure to every dollar of statutory capital). While such insurance reduces the risk that principal or interest will not be paid when due, it is not a protection against market risks arising from other factors, such as changes in prevailing interest rates. If the issuer defaults on payments of interest or principal, the trustee and/or payment agent of the issuer will notify the insurer who will make payment to the bondholders. There is no assurance that any insurance company will meet its obligations.

         MBIA has been the leader in the municipal bond insurance market for the past sixteen years, holding a 42% share of the market in 1997. MBIA's volume of new issue municipal bonds increased to approximately $44 billion in 1997, as compared to $37 billion during the previous year. While premium levels in the municipal market continue to be very competitive, insurers throughout the industry are diversifying their products by targeting both the asset-based and the international markets. Although municipal bond insurance remains the dominant component of MBIA's written and earned premiums, the company further expanded its asset-backed business in 1998 with the acquisition of CapMAC
Holdings Inc. MBIA's efforts to capitalize on international insurance opportunities began in 1995 when it entered into a European joint venture with AMBAC and expanded further in 1998 with the opening of an office in Japan. MBIA's international business volume as of December 31, 1997 represents 2.3% of its total insured portfolio. MBIA continues to successfully position itself for continued growth and diversification without a material negative impact on its overall consolidated risk profile. MBIA is 98.4% publicly owned, with its remaining shares owned by Aetna Casualty & Surety Company.

         AMBAC is the oldest and second largest bond insurer. AMBAC held a 24% share of the municipal bond market in 1997, down from 29% the previous year, as management was not willing to follow downward pricing trends to maintain its share of the market. AMBAC has historically taken a very conservative approach to the bond insurance business, beyond simply underwriting, to a zero- loss philosophy. Management remains committed to investment- grade underwriting and risk management, not only for its bond insurance business, but for all of its products. AMBAC's disciplined underwriting continues to produce a high-quality book of business with a very low insured portfolio risk profile and a high margin of safety. As with other insurers, product diversification has been a cornerstone of the AMBAC strategic plan. The AMBAC and MBIA joint venture in Europe has made a material contribution to the overall business success of AMBAC's specialized finance division and AMBAC's entry into the asset-based insurance sector now accounts for 35% of its net par written. AMBAC is entirely owned by public shareholders.

         FGIC is 99% owned by General Electric Capital Services and 1% owned by Sumitomo Marine & Fire Insurance Co. Ltd. FGIC remains committed to investment-grade, zero-loss underwriting and risk management standards. This has resulted in a high-quality book of insured business. FGIC employs a conservative underwriting strategy in terms of its target markets, focusing on the low-risk sectors of the municipal market such as general obligations, tax-backed, water, sewer and transportation sectors. Although the company posted a 49.7% increase in net par written in 1997, net premiums written only rose 12.7%. The lower growth rate of net premiums written compared to net par written is the result of pricing declines in FGIC's targeted sectors, which represent the most competitively priced sectors. Without pressure from its parent to provide ever increasing returns, FGIC has little incentive to expand into the riskier sectors of the municipal market and therefore continues to focus on the lower- risk sectors that provide stable earnings.

         FSA continues to expand its presence in the municipal bond market with a 15% market share in 1997, up from a 5% market share in 1995. While FSA's roots are in the asset-based insurance sector, it no longer is the perennial market share leader in this market, although it remains a major player. From a total portfolio perspective, municipal insurance in force has surpassed the insured asset-backed portfolio. Municipal net par now represents 63% of the total par book of business with asset- backed net exposure declining to about 37%. The company's quality and risk management measurements are generally equal to or slightly better than most industry averages and it continues to predominately seek investment-grade underwriting. FSA's capital adequacy margin of safety, currently in the 1.5x - 1.6x range is above the industry average of 1.3x - 1.4x and management has indicated that it intends for the near-term to maintain its current margin of safety. Notwithstanding its underwriting conservatism, FSA's earnings measurements have exhibited recent improvement due to increased municipal bond market share, lower capital charges and economy of scale improvements. During the year ended December 31, 1997, net premiums written by FSA increased 43%.

TRUSTEES AND OFFICERS
---------------------
         The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Countrywide complex of mutual funds (consisting of the Trust, Countrywide Investment Trust and Countrywide Strategic Trust) for the fiscal year ended June 30, 1998. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk. Each of the Trustees is also a Trustee of Countrywide Investment Trust and Countrywide Strategic Trust.

                                                                     AGGREGATE
                                                                    COMPENSATION
                                                    COMPENSATION       FROM
                                   POSITION             FROM        COUNTRYWIDE
NAME                       AGE       HELD               TRUST         COMPLEX
---------------------      ---     --------          ------------    ---------
 Donald L. Bodgon, MD      67      Trustee             $ 4,000       $ 12,000
+H. Jerome Lerner          60      Trustee               4,000         12,000
*Robert H. Leshner         59      President/Trustee         0              0
 Howard J. Levine          62      Trustee                   0              0
*Angelo R. Mozilo          59      Chairman/Trustee          0              0
 Fred A. Rappoport         51      Trustee               2,000          6,000
+Oscar P. Robertson        59      Trustee               4,000         12,000
 John F. Seymour, Jr.      60      Trustee               3,500         10,500
+Sebastiano Sterpa         69      Trustee               4,000         12,000
 Robert G. Dorsey          41      Vice President            0              0
 Maryellen Peretzky        46      Vice President            0              0
 William E. Hortz          40      Vice President            0              0
 John F. Splain            42      Secretary                 0              0
 Mark J. Seger             36      Treasurer                 0              0

  * Mr. Leshner and Mr. Mozilo, as officers and directors of Countrywide Investments, Inc., are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

 +    Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

         DONALD L. BOGDON, M.D., 1551 Hillcrest, Glendale, California is a physician with Hematology Oncology Consultants and a Director of Verdugo VNA (a hospice facility). Until 1996 he was President of Western Hematology/Oncology.

         H. JEROME LERNER, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc. (a manufacturer of electronic connectors). He is also a director of Slush Puppy Inc. (a manufacturer of frozen beverages) and Peerless Manufacturing (a manufacturer of bakery equipment).

         ROBERT H. LESHNER, 312 Walnut Street, Cincinnati, Ohio is
President and a director of Countrywide Investments, Inc. (the investment adviser and principal underwriter of the Trust) and Countrywide Financial Services, Inc. (a financial services company and parent of Countrywide Investments, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.). He is Vice Chairman and a director of Countrywide Fund Services, Inc. (a registered transfer agent) and CW Fund Distributors, Inc. (a registered broker-dealer) and President and a Trustee of Countrywide Strategic Trust and Countrywide Investment Trust, registered investment companies.

         HOWARD J. LEVINE, 26901 Agoura Road, Calabasas Hills, California is President of ARCS Commercial Mortgage Co., L.P. Until 1995, he was President of ARCS Mortgage, Inc.

         ANGELO R. MOZILO, 4500 Park Granada Boulevard, Calabasas, California is Vice Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc. (a holding company). He is a director of Countrywide Home Loans, Inc. (a residential mortgage lender), CTC Foreclosure Services Corporation (a foreclosure trustee), CCM Municipal Services, Inc. (a tax lien purchaser), Countrywide Field Services Corporation (foreclosure property maintenance), Countrywide Tax Services Corporation (mortgage tax services) and LandSafe, Inc. (the parent company of various LandSafe entities which provide property appraisals, credit reporting services, title insurance and/or closing services for residential mortgages). He is Chairman and a director of Countrywide Financial Services, Inc., Countrywide Investments, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Servicing Exchange (a loan servicing broker), Countrywide Lending Corporation, Countrywide Capital Markets, Inc., (parent company), LandSafe Servicing, Inc. (a property surveyor) and various LandSafe subsidiaries and is Chairman and Chief Executive Officer of Countrywide Securities Corporation (a registered broker-dealer). He is also Vice Chairman of CWM Mortgage Holdings, Inc. (a real estate investment trust).

         FRED A. RAPPOPORT, 830 Birchwood Drive, Los Angeles, California is Chairman of The Fred Rappoport Company (a broadcasting and entertainment company).

         OSCAR P. ROBERTSON, 4293 Muhlhauser Road, Fairfield, Ohio is
President of Orchem Corp. (a chemical specialties distributor) and Orpack Stone Corporation (a corrugated box manufacturer).

         JOHN F. SEYMOUR, JR., 46-393 Blackhawk Drive, Indian Wells, California is Chief Executive Officer of the Southern California Housing Development Corporation (a non-profit affordable housing company). He is a director and a consultant for Orange Coast Title Insurance Co. and is also a director of Irvine Apartment Communities (a REIT) and Inco Homes (a home builder). Until
January 1, 1995, he was the Executive Director of the California Housing Finance Agency. He is a former U.S. Senator, State

Senator, California State Legislator and Mayor of Anaheim, California.

         SEBASTIANO STERPA, 200 West Glenoaks Boulevard, Glendale, California is Chairman of Sterpa Realty, Inc. and Chairman and a director of the California Housing Finance Agency. He is also a director of Real Estate Business Services and a director of the SunAmerica Mutual Funds.

         ROBERT G. DORSEY, 312 Walnut Street, Cincinnati, Ohio is President and Treasurer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc., First Vice President - Finance and Treasurer of Countrywide Financial Services, Inc. and First Vice President and Treasurer of Countrywide Investments, Inc. He is also Vice President of Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., The Dean Family of Funds, The New York State Opportunity Funds, the Wells Family of Real Estate Funds, the Lake Shore Family of Funds, Boyar Value Fund, Inc., Bowes Investment Trust, Profit Funds Investment Trust, Atalanta/Sosnoff Investment Trust and UC Investment Trust and Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Albemarle Investment Trust and The James Advantage Funds, all of which are registered investment companies.

         MARYELLEN PERETZKY, 312 Walnut Street, Cincinnati, Ohio is Senior Vice President and Chief Operating Officer of Countrywide Investments, Inc. and Senior Vice President and Chief Administrative Officer of Countrywide Financial Services, Inc. She is also Senior Vice President-Administration of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

         WILLIAM E. HORTZ, 312 Walnut Street, Cincinnati, Ohio is Executive Vice President and Director of Sales of Countrywide Investments, Inc. and Countrywide Financial Services, Inc. From 1996 until 1998, he was President of Peregrine Asset Management (an investment adviser). From 1991 until 1996, he was Regional Director of Neuberger & Berman Management (an investment adviser).

         JOHN F. SPLAIN, 312 Walnut Street, Cincinnati, Ohio is First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc.,
CW Fund Distributors, Inc., Countrywide Investments, Inc. and Countrywide Financial Services, Inc. He is also Secretary of Countrywide Strategic Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the Lake Shore Family of Funds, the Wells Family of Real Estate Funds, Boyar Value Fund, Inc. and Profit Funds Investment Trust and Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the New York State Opportunity Funds, the Dean Family of Funds, the Westport Funds, Bowes Investment Trust, Atalanta/Sosnoff Investment Trust, Albemarle Investment Trust, The James Advantage Funds and UC Investment Trust.

         MARK J. SEGER, C.P.A., 312 Walnut Street, Cincinnati, Ohio is First Vice President and Chief Operating Officer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc. He is also Treasurer of Countrywide Strategic Trust, Countrywide Investment Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, a series company, The Thermo Opportunity Fund, Inc., the New York State Opportunity Funds, the Dean Family of Funds, the Wells Family of Real Estate Funds, Bowes Investment Trust, Profit Funds Investment Trust, the Lake Shore Family of Funds, Albemarle Investment Trust, Atalanta/Sosnoff Investment Trust and UC Investment Trust and Assistant Treasurer of Schwartz Investment Trust, The Tuscarora Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, the Westport Funds, Boyar Value Fund, Inc. and The James Advantage Funds.

         Each Trustee, except for Messrs. Leshner and Mozilo, receives a quarterly retainer of $1,500 and a fee of $1,500 for each Board meeting attended. Such fees are split equally among the Trust, Countrywide Strategic Trust and Countrywide Investment
Trust.

THE INVESTMENT ADVISER AND UNDERWRITER
--------------------------------------
         Countrywide Investments, Inc. (the "Adviser"), formerly Midwest Group Financial Services, Inc., is the Funds' investment manager. The Adviser is a subsidiary of Countrywide Financial Services, Inc., which is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Messrs. Mozilo and Leshner are deemed to be affiliates of the Adviser by reason of their position as Chairman and President, respectively, of the Adviser. Messrs. Mozilo and Leshner, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

         Under the terms of the investment advisory agreements between the Trust and the Adviser, the Adviser manages the Funds' investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of
 .5% of its average daily net assets up to $100,000,000, .45% of such assets from $100,000,000 to $200,000,000, .4% of such assets from

$200,000,000 to $300,000,000 and .375% of such assets in excess of $300,000,000.
The total fees paid by a Fund during the first and second halves of each fiscal year of the Trust may not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period.

         For the fiscal years ended June 30, 1998, 1997 and 1996, the Tax-Free Money Fund paid advisory fees of $150,790, $149,097 and $140,891, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, the Tax-Free Intermediate Term Fund paid advisory fees of $302,947, $343,509 and $398,576, respectively. For the fiscal years ended June 30, 1998, 1997 and 1996, the Ohio Insured Tax-Free Fund paid advisory fees of $378,345, $393,579 and $397,265, respectively; however, the Adviser voluntarily reimbursed the Fund for $948 and $2,708 of Class A expenses for the fiscal years ended June 30, 1998 and 1996, respectively, in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1998, 1997 and 1996, the Ohio Tax- Free Money Fund accrued advisory fees of $1,421,029, $1,181,638 and $1,117,233, respectively; however, the Adviser voluntarily waived $46,680 and $54,672 of its fees and reimbursed the Fund for $7,979 and $9,148 of Class B expenses for the fiscal years ended June 30, 1998 and 1997, respectively, in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1998, 1997 and 1996, the California Tax-Free Money Fund accrued advisory fees of $210,813, $200,103 and $142,143, respectively; however, the Adviser voluntarily waived $6,600 of its fees for the fiscal year ended June 30, 1996 in order to reduce the operating expenses of the Fund. For the fiscal years ended June 30, 1998, 1997 and 1996, the Florida Tax-Free Money Fund accrued advisory fees of $276,608, $234,628 and $152,663, respectively; however, the Adviser voluntarily waived $107,645, $87,852 and $58,284 of its fees for the fiscal years ended June 30, 1998, 1997 and 1996, respectively, and reimbursed the Fund for $7,114 and $18,259 of Class B expenses for the fiscal years ended June 30, 1998 and 1997, respectively, in order to reduce the operating expenses of the Fund. For the fiscal period ended June 30, 1998, the Kentucky Tax-Free Fund accrued advisory fees of $32,172; however, the Adviser voluntarily waived all of its fees and reimbursed the Fund for $36,336 of other expenses in order to reduce the operating expenses of the Fund. Prior to August 29, 1997, the investment adviser of the Predecessor Fund was Trans Financial Bank, N.A. (the "Predecessor Adviser"). For the fiscal periods ended August 31, 1997 and 1996, the Predecessor Fund accrued advisory fees of $47,946 and $63,051, respectively; however, the Predecessor Adviser voluntarily waived all of its fees and reimbursed the Predecessor Fund for $64,639 and $57,829 of other expenses for the fiscal periods ended August 31, 1997 and 1996, respectively, in order to reduce the operating expenses of the Predecessor Fund.

     The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The Adviser bears promotional expenses in connection with the distribution of the Funds' shares to the extent that such expenses are not assumed by the Funds under their plans of distribution (see below). The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, director or employee of the Adviser are paid by the Adviser.

         By their terms, the Funds' investment advisory agreements remain in force until February 28, 1999 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreements automatically terminate in the event of their assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

         The Adviser is also the principal underwriter of the Funds and, as such, the exclusive agent for distribution of shares of the Funds. The Adviser is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

         The Adviser currently allows concessions to dealers who sell shares of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund. The Adviser retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record. For the fiscal year ended June 30, 1998, the aggregate underwriting commissions on sales of the Funds' shares were $141,856 of which the Adviser paid $124,248 to unaffiliated broker-dealers in the selling network, earned $7,484 as a broker-dealer in the selling network and retained $10,124 in underwriting commissions. For the fiscal year ended June 30, 1997, the aggregate underwriting commissions on sales of the Funds' shares were $190,011 of which the Adviser paid $170,321 to unaffiliated broker-dealers in the selling network, earned $5,456 as a broker-dealer in the selling network and retained $14,234 in underwriting commissions. For the fiscal year ended June 30, 1996, the aggregate underwriting commissions on sales of the Funds' shares were $311,870 of which the Adviser paid $279,354 to unaffiliated dealers in the selling network, earned $14,509 as a broker-dealer in the selling network and retained $18,007 in underwriting commissions.

         The Adviser retains the contingent deferred sales load on redemptions of shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund which are subject to a contingent deferred sales load. For the fiscal year ended June 30, 1998, the Adviser retained $6,430 and $5,587 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively. For the fiscal year ended June 30, 1997, the Adviser retained $5,958 and $1,441 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively. For the fiscal year ended June 30, 1996, the Adviser retained $5,802 and $349 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

         The Funds may compensate dealers, including the Adviser and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS
-------------------
         CLASS A PLAN -- As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of the Funds' shares, including but
not  limited  to,  the  printing  of  prospectuses,   statements  of  additional
information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Adviser. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of
 .25% of the average daily net assets of the Tax-Free Money Fund and the Kentucky Tax-Free Fund and .25% of the average daily net assets of the Class A shares of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund. Unreimbursed expenses will not be carried over from year to year.

         For the fiscal year ended June 30, 1998, the aggregate distribution-related expenditures of the Tax-Free Money Fund ("MF"), the Tax-Free Intermediate Term Fund ("ITF"), the Ohio Insured Tax-Free Fund ("OIF"), the Ohio Tax-Free Money Fund ("OMF"), the California Tax-Free Money Fund ("CMF"), the Florida Tax-Free Money Fund ("FMF") and the Kentucky Tax-Free Fund ("KY") under the Class A Plan were $10,767, $71,805, $18,754, $435,722, $19,803,
$39,096 and $4,776, respectively. Amounts were spent as follows:

                             MF       ITF        OIF        OMF         CMF        FMF        KY
                             --       ---        ---        ---         ---        ---        --
Printing and mailing
of prospectuses and
reports to prospective
shareholders . . . .      $ 1,767   $  3,647   $ 4,605   $   5,283  $  4,803    $ 1,982       $4,776
Payments to broker-
dealers and others
for the sale or
retention of assets .       9,000     68,158     14,149    425,979     15,000     37,114        ---
Other promotional
expenses . . . . . .          ---        ---       ---       4,460        ---        ---        ---
                         --------    -------    -------   ---------- --------- ----------   ---------
                          $10,767   $ 71,805    $18,754    $435,722    $19,803    $39,096     $4,776
                          =======   ========    =======    ========    =======    =======     ======

     CLASS C PLAN  (Tax-Free  Intermediate  Term Fund and Ohio Insured  Tax-Free
Fund) -- The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of such Funds. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to the Adviser of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

      For the fiscal year ended June 30, 1998, the aggregate distribution-related expenditures of the Tax-Free Intermediate Term Fund ("ITF") and the Ohio Insured Tax-Free Fund ("OIF") under the Class C Plan were $33,170 and $29,140, respectively. Amounts were spent as follows:

                                           ITF       OIF
Printing and mailing of
  prospectuses and reports
  to prospective shareholders. . . . . . $   328     $  341
Payments to broker-dealers and
  others for the sale or
  retention of assets. . . . . . . . . .  32,842     28,799
                                         -------     -------
                                         $33,170     $29,140
                                         =======     =======

         GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

         The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by the Adviser after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

         In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit the Funds and their shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the

Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of such Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

         Angelo R. Mozilo and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------
         Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         Generally, the Funds attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer. Because the portfolio securities of the Funds are generally traded on a net basis and transactions in such securities do not normally involve brokerage commissions, the cost of portfolio securities transactions of the Funds will consist primarily of dealer or underwriter spreads. No brokerage commissions have been paid by the Funds or the Predecessor Fund during the last three fiscal years.

         The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

         Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

         The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Adviser and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Adviser nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

CODE OF ETHICS. The Trust and the Adviser have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Code significantly restricts the personal investing activities of all employees of the Adviser and, as described below, imposes additional, more onerous, restrictions on investment personnel of the Adviser. The Code requires that all employees of the Adviser preclear any personal securities investment (with limited exceptions, such as U.S. Government obligations). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any Fund. The substantive restrictions applicable to investment personnel of the Adviser include a ban on acquiring any securities in an initial public offering and a prohibition from profiting on short-term trading in securities. Furthermore, the Code provides for trading "blackout periods" which prohibit trading by investment personnel of the Adviser within periods of trading by the Funds in the same (or equivalent) security.

PORTFOLIO TURNOVER
------------------
         The Adviser intends to hold the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund to maturity and to limit portfolio turnover to the extent possible. Nevertheless, changes in a Fund's portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the original investment decision, and usually without reference to the length of time a security has been held.

         The Tax-Free Intermediate Term Fund, the Ohio Insured Tax- Free Fund and the Kentucky Tax-Free Fund do not intend to purchase securities for short term trading; however, a security may be sold in anticipation of a market decline, or purchased in anticipation of a market rise and later sold. Securities will be purchased and sold in response to the Adviser's evaluation of an issuer's ability to meet its debt obligations in the future. A security may be sold and another purchased when, in the opinion of the Adviser, a favorable yield spread exists between specific issues or different market sectors.

         A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Funds. The Adviser anticipates that the portfolio turnover rate for each Fund normally will not exceed 100%. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------
         The share price (net asset value) of the shares of the Tax- Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund is determined as of 12:00 noon and 4:00 p.m., Eastern time, on each day the Trust is open for business. The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax- Free Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m.,

Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Share Price and Public Offering Price" in the Prospectus.

         Pursuant to Rule 2a-7 promulgated under the Investment Company Act of 1940, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund each value their portfolio securities on an amortized cost basis. The use of the amortized cost method of valuation involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund is affected by any unrealized appreciation or depreciation of the portfolio. The Board of Trustees has determined in good faith that utilization of amortized cost is appropriate and represents the fair value of the portfolio securities of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund.

         Pursuant to Rule 2a-7, the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund each maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only securities having remaining maturities of thirteen months or less and invest only in United States dollar-denominated securities determined by the Board of Trustees to be of high quality and to present minimal credit risks. If a security ceases to be an eligible security, or if the Board of Trustees believes such security no longer presents minimal credit risks, the Trustees will cause the Fund to dispose of the security as soon as possible.

         The maturity of a floating or variable rate instrument subject to a demand feature held by the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund will be determined as follows, provided that the conditions set forth below are met. The maturity of a long-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand.

The maturity of a short-term floating rate instrument with a demand feature (or a participation interest in such a floating rate instrument) will be one day. The maturity of a long-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand. The maturity of a short-term variable rate instrument with a demand feature (or a participation interest in such a variable rate instrument) will be deemed to be the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         The demand feature of each such instrument must entitle a Fund to receive the principal amount of the instrument plus accrued interest, if any, at the time of exercise and must be exercisable either (1) at any time upon no more than thirty days' notice or (2) at specified intervals not exceeding thirteen months and upon no more than thirty days' notice. Furthermore, the maturity of any such instrument may only be determined as set forth above as long as the instrument continues to receive a short-term rating in one of the two highest categories from any two nationally recognized statistical rating organizations ("NRSROs") (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, is determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. However, an instrument having a demand feature other than an "unconditional" demand feature must have both a short-term and a long-term rating in one of the two highest categories from any two NRSROs (or from any one NRSRO if the security is rated by only that NRSRO) or, if not rated, to have been determined to be of comparable quality by the Adviser, under the direction of the Board of Trustees. An "unconditional" demand feature is one that by its terms would be readily exercisable in the event of a default on the underlying instrument.

         The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the price per share of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund as computed for the purpose of sales and redemptions at $1 per share. The procedures include review of each Fund's portfolio holdings by the Board of Trustees to determine whether a Fund's net asset value calculated by using available market quotations deviates more than one-half of one percent from $1 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Board of Trustees determines that such a deviation exists, it will take corrective action as it regards necessary and appropriate, including the sale of portfolio securities prior to maturity to realize capital gains or losses or to shorten average portfolio maturities; withholding dividends; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations. The Board of Trustees has also established procedures designed to ensure that each Fund complies with the quality requirements of Rule 2a-7.

         While the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund or the Florida Tax-Free Money Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of each Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

         Tax-exempt portfolio securities are valued for the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund by an outside independent pricing service approved by the Board of Trustees. The service generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Funds for purposes of valuing tax-exempt securities and that valuations supplied by the pricing service are more likely to approximate the fair value of the tax-exempt securities.

         If, in the Adviser's opinion, the valuation provided by the pricing service ignores certain market conditions affecting the value of a security, the Adviser will use (consistent with procedures established by the Board of Trustees) such other valuation as it considers to represent fair value. Valuations, market quotations and market equivalents provided to the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund by pricing services will only be used when such use and the methods employed have been approved by the Board of Trustees. Valuations provided by pricing services or the Adviser may be determined without exclusive reliance on matrixes and may take into consideration appropriate factors such as bid prices, quoted prices, institution-size trading in similar groups of securities, yield, quality, coupon rates, maturity, type of issue, trading characteristics and other market data.

         Since it is difficult to evaluate the likelihood of exercise or the potential benefit of a put attached to an obligation, it is expected that such puts will be determined to have a value of zero, regardless of whether any direct or indirect consideration was paid.

         The Board of Trustees has adopted the policy for the Tax- Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund which may be changed without shareholder approval, that the maturity of fixed rate or floating and variable rate instruments with demand features will be determined as follows. The maturity of each such fixed rate or floating rate instrument will be deemed to be the period of time remaining until the principal amount owed can be recovered through demand. The maturity of each such variable rate instrument will be deemed to be the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount owed can be recovered through demand.

         Taxable securities, if any, held by the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

OTHER PURCHASE INFORMATION
--------------------------
         The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund and shares of the Kentucky Tax-Free Fund is set forth below.

         RIGHT OF ACCUMULATION. A "purchaser" (as defined in the Prospectus) of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund or shares of the Kentucky Tax-Free Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of the load funds distributed by the Adviser with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

         LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund or shares of the Kentucky Tax-Free Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in any load fund distributed by the Adviser a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

         The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

         A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

         OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund or purchases of shares of the Kentucky Tax-Free Fund made under the reinvestment privilege or the purchases described in the "Reduced Sales Load," "Purchases at Net Asset Value" or "Exchange Privilege" sections in the Prospectus because such purchases require minimal sales effort by the Adviser. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----
         The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal and state taxes.

         Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

         Each Fund intends to invest in sufficient obligations so that it will qualify to pay, for federal income tax purposes, "exempt-interest dividends" (as defined in the Internal Revenue Code) to shareholders. A Fund's dividends payable from net tax-exempt interest earned from tax-exempt obligations will qualify as exempt-interest dividends for federal income tax purposes if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of its total assets consists of tax-exempt obligations. The percentage of income that is exempt from federal income taxes is applied uniformly to all distributions made during each calendar year. This percentage may differ from the actual tax-exempt percentage during any particular month.

         Each Fund intends to invest primarily in obligations with interest income exempt from federal income taxes. To the extent possible, the Ohio Insured Tax-Free Fund and the Ohio Tax-Free Money Fund intend to invest primarily in obligations the income from which is exempt from Ohio personal income tax, the California Tax-Free Money Fund intends to invest primarily in obligations the income from which is exempt from California income tax, the Florida Tax-Free Money Fund intends to invest primarily in obligations the value of which is exempt from the Florida intangible personal property tax and the Kentucky Tax- Free Fund intends to invest primarily in obligations the income from which is exempt from Kentucky income tax and the Kentucky intangible property tax. Distributions from net investment income and net realized capital gains, including exempt-interest dividends, may be subject to state taxes in other states.

         Under the Internal Revenue Code, interest on indebtedness incurred or continued to purchase or carry shares of investment companies paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for federal income tax purposes. Shareholders should consult their tax advisors as to the application of these provisions.

         Shareholders receiving Social Security benefits may be subject to federal income tax (and perhaps state personal income tax) on a portion of those benefits as a result of receiving tax-exempt income (including exempt-interest dividends distributed by the Funds). In general, the tax will apply to such benefits only in cases where the recipient's provisional income, consisting of adjusted gross income, tax-exempt interest income and 50% of any Social Security benefits, exceeds a base amount ($25,000 for single individuals and $32,000 for individuals filing a joint return). In such cases, the tax will be imposed on the lesser of 50% of the recipient's Social Security benefits or the excess of provisional income over the base amount. A second tier of inclusion rules for high-income social security recipients has been added for tax years beginning after 1993. These new rules apply to taxpayers who have provisional income over $44,000 (married filing jointly) or $34,000 (single). For these taxpayers, the amount of benefit subject to tax is the lesser of (1) 85% of the social security benefit received or (2) 85% of the excess of the taxpayer's provisional income over $44,000 (married filing jointly) or $34,000 (single) plus the smaller of
(a) $6,000 (married filing jointly) or $4,500 (single) or (b) the amount taxable under the 50% inclusion rules described above. Shareholders receiving Social Security benefits may wish to consult their tax advisors.

         All or a portion of the sales load incurred in purchasing Class A shares of each of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund or shares of the Kentucky Tax-Free Fund will not be included in the federal tax basis of any of such shares sold within 90 days of their purchase (for the purpose of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in any other fund of Countrywide Investments and a sales load that would otherwise apply to the reinvestment is reduced or eliminated because the sales proceeds were reinvested in the funds of Countrywide Investments. The portion of the sales load so excluded from the tax basis of the shares sold will equal the amount by which the sales load that would otherwise be applicable upon the reinvestment is reduced. Any portion of such sales load excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment.

         A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of June 30, 1998, the Tax- Free Intermediate Term Fund had capital loss carryforwards for federal income tax purposes of $996,209, none of which expire prior to June 30, 1999.

     Investments by the Kentucky Tax-Free Fund in certain options, futures contracts and options on futures contracts are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Section 1256 contracts held by the Fund at the end of each taxable year are treated for federal income tax purposes as being sold on such date for their fair market value. The resultant paper gains or losses are also treated as 60/40 gains or losses. When the section 1256 contract is subsequently disposed of, the actual gain or loss will be adjusted by the amount of any preceding year-end gain or loss.

         Certain hedging transactions undertaken by the Kentucky Tax- Free Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred, rather than being taken into account in calculating taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Fund are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Internal Revenue Code of 1986 which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain in any year, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

         A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on October 31 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

         The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

REDEMPTION IN KIND
------------------
         Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

         Yield quotations on investments in the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund are provided on both a current and an effective (compounded) basis. Current yields are calculated by determining the net change in the value of a hypothetical account for a seven calendar day period (base period) with a beginning balance of one share, dividing by the value of the account at the beginning of the base period to obtain the base period return, multiplying the result by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. Effective yields reflect daily compounding and are calculated as follows: Effective yield = (base period return + 1)365/7 - 1. For purposes of these calculations, no effect is given to realized or unrealized gains or losses (the Tax-Free

Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund do not normally recognize unrealized gains and losses under the amortized cost valuation method). The Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1998 were 3.04% and 3.09%, respectively. The Ohio Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1998 were 3.02% and 3.07%, respectively, for Class A shares and 3.27% and 3.32%, respectively, for Class B shares. The California Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1998 were 3.12% and 3.17%, respectively. The Florida Tax-Free Money Fund's current and effective yields for the seven days ended June 30, 1998 were 3.00% and 3.04%, respectively, for Class A shares and 3.26% and 3.31%, respectively, for Class B shares. The Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may also quote a tax- equivalent current or effective yield, computed by dividing that portion of a Fund's current or effective yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1998 were 5.03% and 5.12%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the Ohio Tax-Free Money Fund's tax- equivalent current and effective yields for the seven days ended June 30, 1998 were 5.41% and 5.49%, respectively, for Class A shares and 5.85% and 5.94%, respectively, for Class B shares. Based on the highest combined marginal federal and California income tax rate for individuals (45.22%), the California Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1998 were 5.70% and 5.79%, respectively. Based on the highest marginal federal income tax rate for individuals (39.6%), the Florida Tax-Free Money Fund's tax-equivalent current and effective yields for the seven days ended June 30, 1998 were 4.97% and 5.03%, respectively, for Class A shares and 5.40% and 5.48%, respectively, for Class B shares.

         From time to time, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                    P (1 + T)n = ERV
Where:
P =               a hypothetical initial payment of $1,000
T =               average annual total return
n =               number of years
ERV =             ending redeemable value of a hypothetical $1,000
                  payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The calculation also assumes the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund (or class) has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. The average annual total returns of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund for the periods ended June 30, 1998 are as follows:

TAX-FREE INTERMEDIATE TERM FUND (CLASS A)
1 year                                                                 3.52%
5 years                                                                4.44%
10 years                                                               6.10%

TAX-FREE INTERMEDIATE TERM FUND (CLASS C)
1 year                                                                 4.85%
Since inception (February 1, 1994)                                     3.74%

OHIO INSURED TAX-FREE FUND (CLASS A)
1 year                                                                 2.75%
5 years                                                                4.45%
10 years                                                               6.89%

OHIO INSURED TAX-FREE FUND (CLASS C)
1 year                                                                 6.24%
Since inception (November 1, 1993)                                     4.33%

KENTUCKY TAX-FREE FUND
1 year                                                                 3.17%
Since inception (September 27, 1995)                                   5.40%

         The Tax-Free Intermediate Term Fund, the Ohio Insured Tax- Free Fund and the Kentucky Tax-Free Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable front-end sales load (or contingent deferred sales load for the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund) which, if included, would reduce total return. The total returns of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                                          Ohio         Ohio
                      Tax-Free          Tax-Free          Insured      Insured
                      Intermediate      Intermediate      Tax-Free     Tax-Free     Kentucky
                      Term Fund         Term Fund         Fund         Fund         Tax-Free
                      Class A           Class C           Class A      Class C      Fund
Period Ended          ------------      ------------      ---------    --------     ---------
June 30, 1989            5.76%                              9.75%
June 30, 1990            6.35%                              5.53%
June 30, 1991            7.38%                              7.98%
June 30, 1992            8.78%                             11.55%
June 30, 1993           10.75%                             12.24%
June 30, 1994            1.70%           -3.40%(1)         -0.41%      -4.01%(2)
June 30, 1995            6.36%            5.82%             7.75%        7.31%
June 30, 1996            4.51%            4.00%             5.05%        4.44%       6.97%(3)
June 30, 1997            6.19%            5.49%             7.36%        6.65%       7.89%
June 30, 1998            5.63%            4.85%             7.03%        6.24%       7.46%

(1)      From date of initial public offering on February 1, 1994.
(2)      From date of initial public offering on November 1, 1993.
(3)      From date of initial public offering on September 27, 1995.

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable front-end or contingent deferred sales load or over periods other than those specified for average annual total return. The average annual compounded rates of return for Class A shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund and shares of the Kentucky Tax-Free Fund (excluding sales loads) for the periods ended June 30, 1998 are as follows:

TAX-FREE INTERMEDIATE TERM FUND (CLASS A)
1 Year                                                  5.63%
3 Years                                                 5.44%
5 Years                                                 4.86%
10 Years                                                6.32%
Since inception (September 10, 1981)                    6.42%

OHIO INSURED TAX-FREE FUND (CLASS A)
1 Year                                                  7.03%
3 Years                                                 6.47%
5 Years                                                 5.31%
10 Years                                                7.33%
Since inception (April 1, 1985)                         8.01%

KENTUCKY TAX-FREE FUND
1 Year                                                  7.46%
Since inception (September 27, 1995)                    6.97%

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

         From time to time, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund may advertise their yield and tax-equivalent yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                             Yield = 2[(a-b/cd + 1)6 - 1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1998 were 4.10% and 3.44%, respectively. The yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1998 were 4.53% and 3.97%, respectively. The yield of the Kentucky Tax-Free Fund for June 1998 was 5.32%. Tax-equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Based on the highest marginal federal income tax rate for individuals (39.6%), the tax-equivalent yields of Class A and Class C shares of the Tax-Free Intermediate Term Fund for June 1998 were 6.79% and 5.70%, respectively. Based on the highest combined marginal federal and Ohio income tax rate for individuals (44.13%), the tax-equivalent yields of Class A and Class C shares of the Ohio Insured Tax-Free Fund for June 1998 were 8.11% and 7.11%, respectively. Based on the highest combined marginal federal and Kentucky income tax rate for individuals (43.22%), the Kentucky Tax-Free Fund's tax- equivalent yield for June 1998 was 9.37%.

         The performance quotations described above are based on historical earnings and are not intended to indicate future performance. Yield quotations are computed separately for Class A and Class B shares of the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund. The yield of Class B shares is expected to be higher than the yield of Class A shares due to the distribution fees imposed on Class A shares. Average annual total return and yield are computed separately for Class A and Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

         To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         IBC's Money Fund Report provides a comparative analysis of performance for various categories of money market funds. The Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax-Free Stockbroker & General Purpose Funds category. In addition, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund may compare performance rankings with money market funds appearing in the Tax-Free State Specific Stockbroker & General Purpose Funds categories.

         Lipper Fixed Income Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Tax-Free Money Fund may provide comparative performance information appearing in the Tax-Exempt Money Market Funds category, the Ohio Tax-Free Money Fund may provide comparative performance information appearing in the Ohio Tax- Exempt Money Market Funds category, the California Tax-Free Money Fund may provide comparative performance information appearing in the California Tax-Exempt Money Market Funds category and the Florida Tax-Free Money Fund may provide comparative performance information appearing in the Other States Tax-Exempt Money Market Funds category. The Tax-Free Intermediate Term Fund may provide comparative performance information appearing in the Intermediate (5-10 year) Municipal Debt Funds category, the Ohio Insured Tax- Free Fund may provide comparative performance information appearing in the Ohio Municipal Debt Funds category and the Kentucky Tax-Free Fund may provide comparative performance information appearing in the Kentucky Municipal Debt Funds category.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

         As of October 2, 1998, The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio, owned of record 26.47% of the Trust's outstanding shares, including 96.96% of the outstanding Class B shares of the Ohio Tax-Free Money Fund and 14.31% of the outstanding Class B shares of the Florida Tax- Free Money Fund. The Fifth Third Bank may be deemed to control the Trust and the Ohio Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of such shares as of such date. As of October 2, 1998, The Huntington Trust Company, N.A., Trust Department, 41 South High Street, Columbus, Ohio, owned of record 52.46% of the outstanding Class B shares of the Florida Tax-Free Money Fund. The Huntington Trust Company, N.A. may be deemed to control the Florida Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of the Fund's shares as of such date. As of October 2, 1998, BHC Securities, Inc., 2005 Market Street, Philadelphia, Pennsylvania owned of record 32.72% of the outstanding Class A shares of the Ohio Tax- Free Money Fund and 5.23% of the outstanding Class C shares of the Ohio Insured Tax-Free Fund. BHC Securities, Inc. may be deemed to control the Class A shares of the Ohio Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of such shares as of such date. As of October 2, 1998, Wachovia Investments, Inc., P.O. Box 110, Winston Salem, North Carolina owned of record 54.56% of the outstanding Class A shares of the Florida Tax-Free Money Fund. Wachovia Investments, Inc. may be deemed to control the Class A shares of the Florida Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of such shares on such date. As of October 2, 1998, Bode Finn Limited
Partnership, P.O. Box 83250, Columbus, Ohio owned of record 33.23% of the outstanding Class B shares of the Florida Tax-Free Money Fund. Bode Finn Limited Partnership may be deemed to control the Florida Tax-Free Money Fund by virtue of the fact that it owned of record more than 25% of such shares on such date. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote on such matters.

         As of October 2, 1998, Charles S. Lazerwitz Revocable Trust, 8252 Virginia Street, Merrillville, Indiana owned of record 9.22% of the outstanding shares of the Tax-Free Money Fund; Merrill Lynch, Pierce, Fenner & Smith Incorporated, For the Sole Benefit of Its Customers, 4800 Deer Lake Drive East, Jacksonville, Florida owned of record 6.03% of the outstanding Class A shares of the Tax-Free Intermediate Term Fund; Deborah L. Lontor, 584 Lindford Drive, Bay Village, Ohio owned of record 13.10% of the outstanding Class C shares of the Tax-Free Intermediate Term Fund; Everen Clearing Corp. FBO a customer, 111 East Kilbourn Avenue, Milwaukee, Wisconsin owned of record 7.13% of the outstanding Class C shares of the Tax-Free Intermediate Term Fund; PaineWebber FBO Leland Brubaker Trustee, 4229 Westleton Court, Columbus, Ohio owned of record 6.07% of the outstanding Class C shares of the Ohio Insured Tax-Free Fund; Jerry Bach, 9055 Shawnee Run Road, Cincinnati, Ohio owned of record 7.17% of the outstanding Class A shares of the Ohio Tax-Free Money Fund; Bear Stearns & Co. FBO its customers, One Metrotech Center North, Brooklyn, New York owned of record 9.60% and 8.57% of the outstanding shares of the California Tax-Free Money Fund; Joseph H. Kanter, 7759 Montgomery Road, Cincinnati, Ohio owned of record 8.22% of the outstanding Class A shares of the Florida Tax-Free Money Fund; Milton R. Psaty Trustee, The Milton Psaty Revocable Living Trust, 2580 S. Ocean Boulevard, Palm Beach, Florida owned of record 6.42% of the outstanding Class A shares of the Florida Tax-Free Money Fund; Lawrence B. Taishoff, c/o Highpoint General Contracting Inc., 4420 Mercantile Avenue, Naples, Florida owned of record 5.08% of the outstanding Class A shares of the Florida Tax-Free Money Fund.

         As of October 2, 1998, the Trustees and officers of the Trust as a group owned of record and beneficially 1.11% of the outstanding shares of the Tax-Free Money Fund. As of the same date, the Trustees and officers owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each other Fund.

CUSTODIAN
---------
         The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, has been retained to act as Custodian for investments of the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Kentucky
Tax-Free Fund. The Fifth Third Bank acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Fifth Third Bank receives from each Fund a base fee at the annual rate of .005% of average net assets (subject to a minimum annual fee of $1,500 per Fund and a maximum fee of $5,000 per Fund) plus transaction charges for each security transaction of the Funds.

         The Huntington Trust Company, N.A., 41 South High Street, Columbus, Ohio, has been retained to act as Custodian for investments of the Florida Tax-Free Money Fund. The Huntington Trust Company, N.A. acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, The Huntington Trust Company receives a fee at the annual rate of .026% of the Fund's average net assets.

AUDITORS
--------
         The firm of Arthur Andersen LLP has been selected as independent auditors for the Trust for the fiscal year ending June 30, 1999. Arthur Andersen LLP, 425 Walnut Street, Cincinnati, Ohio, performs an annual audit of the Trust's financial statements and advises the Funds as to certain accounting matters.

TRANSFER AGENT
--------------
         The Trust's transfer agent, Countrywide Fund Services, Inc. ("CFS"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. CFS is an affiliate of the Adviser by reason of common ownership. CFS receives for its services as transfer agent a fee payable monthly at an annual rate of $25 per account from each of the Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Florida Tax-Free Money Fund and $21 per account from each of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund, provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

         CFS also provides accounting and pricing services to the Trust. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable CFS to perform its duties, the Tax-Free Money Fund, the California Tax-Free Money Fund and the Kentucky Tax-Free Fund each pay CFS a fee in accordance with the following schedule:

         Asset Size of Fund                   Monthly Fee
         ------------------                   -----------
     $          0 - $ 50,000,000              $2,500
     $ 50,000,000 - $100,000,000              $3,000
     $100,000,000 - $200,000,000              $3,500
     $200,000,000 - $300,000,000              $4,000
               Over $300,000,000              $5,000*

The Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each pay CFS a fee in accordance with the following schedule:

           Asset Size of Fund                  Monthly Fee
           ------------------                  -----------
  $          0 - $ 50,000,000                  $3,500
  $ 50,000,000 - $100,000,000                  $4,000
  $100,000,000 - $200,000,000                  $4,500
  $200,000,000 - $300,000,000                  $5,000
            Over $300,000,000                  $6,000*

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million.

In addition, each Fund pays all costs of external pricing services.

         CFS is  retained  by the  Adviser  to assist the  Adviser in  providing administrative services to the Funds. In this capacity, CFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. CFS supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, CFS receives a fee from the Adviser. The Adviser is solely responsible for the payment of these administrative fees to CFS, and CFS has agreed to seek payment of such fees solely from the Adviser.

TAX EQUIVALENT YIELD TABLES
---------------------------
         The tax equivalent yield tables illustrate approximately the yield an individual investor must earn on taxable investments to equal a tax-exempt yield in various income tax brackets.

     TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND AND FLORIDA TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under marginal federal 1998 income tax rates. No adjustments have been made for state or local taxes.

         OHIO INSURED TAX-FREE FUND AND OHIO TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Ohio 1998 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         CALIFORNIA TAX-FREE MONEY FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and California 1998 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         KENTUCKY TAX-FREE FUND TABLE. The table on the following page shows the approximate taxable yields for individuals that are equivalent to tax-exempt yields under combined marginal federal and Kentucky 1998 income tax rates. Where more than one state bracket falls within a federal bracket, the highest state tax bracket has been combined with the federal bracket. The combined marginal state and federal tax brackets shown reflect the fact that state income tax payments are currently deductible for federal tax purposes.

         For federal income tax purposes, the total amount otherwise allowable as a deduction for personal exemptions in computing taxable income is reduced by 2% for each $2,500 (or fraction of that amount) by which the taxpayer's adjusted gross income exceeds $124,500 (single return) or $186,800 (joint return). In addition, the total amount otherwise allowable as itemized deductions in computing taxable income is reduced by 3% of the amount by which the taxpayer's adjusted gross income exceeds $124,500. The tax equivalent yield tables have not been adjusted to reflect the impact of these adjustments to taxable income.


TAX-FREE MONEY FUND, TAX-FREE INTERMEDIATE TERM FUND
AND FLORIDA TAX-FREE MONEY FUND
                                   Tax-Exempt Yield
               --------------------------------------------
                3.0%    3.5%    4.0%    4.5%    5.0%   5.5%
Federal
Tax Bracket*                 Tax Equivalent Yield
-----------    ---------------------------------------------
15%             3.53%   4.12%   4.71%   5.29%   5.88%    6.47
28%             4.17    4.86    5.56    6.25     6.94    7.64
31%             4.35    5.07    5.80    6.52     7.25    7.97
36%             4.69    5.47    6.25    7.03     7.81    8.59
39.6%           4.97    5.79    6.62    7.45     8.28    9.11

OHIO INSURED TAX-FREE FUND
OHIO TAX-FREE MONEY FUND
                                   Tax-Exempt Yield
Combined       --------------------------------------------
Ohio and        3.0%    3.5%    4.0%     4.5%    5.0%    5.5%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
18.788%        3.69%    4.31%   4.93%    5.54%   6.16%   6.77
31.745%        4.40     5.13    5.86     6.59    7.33    8.06
35.761%        4.67     5.45    6.23     7.01    7.78    8.56
40.800%        5.07     5.91    6.76     7.60    8.45    9.29
44.130%        5.37     6.26    7.16     8.05    8.95    9.84

CALIFORNIA TAX-FREE MONEY FUND
                                   Tax-Exempt Yield
Combined       --------------------------------------------
California and   3.0%   3.5%   4.0%     4.5%    5.0%    5.5%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
20.100%         3.75%   4.38%   5.01%   5.63%   6.26%   6.88
34.696%         4.59    5.36    6.13    6.89    7.66    8.42
37.417%         4.79    5.59    6.39    7.19    7.99    8.79
41.952%         5.17    6.03    6.89    7.75    8.61    9.47
45.217%         5.48    6.39    7.30    8.21    9.13   10.04

KENTUCKY TAX-FREE MONEY FUND
                                   Tax-Exempt Yield
Combined       --------------------------------------------
Kentucky and   3.0%   3.5%   4.0%     4.5%    5.0%    5.5%
Federal
Tax Bracket*                       Tax Equivalent Yield
-----------    ---------------------------------------------
20.100%         3.75%   4.38%   5.01%   5.63%   6.26%   6.88
32.320%         4.43    5.17    5.91    6.65    7.39    8.13
35.140%         4.63    5.40    6.17    6.94    7.71    8.48
39.840%         4.99    5.82    6.65    7.48    8.31    9.14
43.224%         5.28    6.16    7.05    7.93    8.81    9.69

*Tax Brackets                                               Combined         Combined            Combined
-------------                                               Ohio and         California and      Kentucky and
                                            Federal         Federal          Federal             Federal
Single             Joint                    Tax             Tax              Tax                 Tax
Return             Return                   Bracket         Bracket          Bracket             Bracket
---------------------------------------------------------------------------------------------------------------
Not over $25,350  Not Over $42,350          15%             18.788%          20.100%             20.100%
$25,350-$61,400   $42,350-$102,300          28%             31.745%          34.696%             32.320%
$61,400-$128,100  $102,300-$155,950         31%             35.761%          37.417%             35.140%
$128,100-$278,450 $155,950-$278,450         36%             40.800%          41.952%             39.840%
Over $278,450     Over $278,450           39.6%             44.130%          45.217%             43.224%


ANNUAL REPORT
-------------
     The Funds' financial statements as of June 30, 1998 appear in the Trust's annual report which is attached to this Statement of Additional Information.

                                  ANNUAL REPORT
                                  JUNE 30, 1998


                                    TAX-FREE
                                   MONEY FUND



                               CALIFORNIA TAX-FREE
                                   MONEY FUND


                                 OHIO TAX-FREE
                                   MONEY FUND


                                FLORIDA TAX-FREE
                                   MONEY FUND


                              TAX-FREE INTERMEDIATE
                                    TERM FUND


                                  OHIO INSURED
                                  TAX-FREE FUND


                                KENTUCKY TAX-FREE
                                      FUND

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================
Overview
The performance of the domestic economy over the twelve months ended June 30, 1998 has been nothing short of remarkable. Economic growth continued at an above trend pace with little or no signs of inflation. In fact, inflation, as measured by the Consumer Price Index, declined from an annual rate of 2.3% on June 30, 1997 to 1.7% a year later. Employment growth, rising incomes and a very strong stock market buoyed consumer confidence and led to the tremendous growth experienced over the past year. After a rocky start, the performance of the bond market was impressive as well. During the summer of 1997, bond yields experienced somewhat of a roller coaster ride as investor focus shifted from the low level of inflation to the robust domestic economy. However, in the months that followed, the focus of investors shifted again to the financial crisis unfolding in Asia. Bond investors became concerned that weakness in the Asian economies would negatively impact our domestic economy and, in turn, allow interest rates to move lower. This remained the dominant theme for the balance of the fiscal year.

In the Treasury market, yields declined with the 30-year Treasury bond reaching a near record low of 5.62% on June 30,1998. Yields on short and intermediate-term Treasuries did not decline as much, however, as the realization that the Federal Reserve would not lower interest rates provided a floor for yields on short and intermediate-term Treasuries. Performance in the municipal market lagged that of the Treasury market for much of the fiscal year. Low interest rates and healthy financial positions spurred municipalities to issue a near record amount of new debt. This burdensome new-issue supply caused municipal bonds to underperform relative to Treasuries.

Tax-Free Intermediate Term Fund
The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective. For the fiscal year ended June 30, 1998, the Fund's total returns (excluding the impact of applicable sales loads) were 5.63% and 4.85% for Class A shares and Class C shares, respectively. The Lehman Brothers 5-Year Municipal G.O. Bond Index returned 6.35% during the same period.

The Tax-Free Intermediate Term Fund performed comparably to the Lehman Brothers 5-Year Municipal G.O. Bond Index after giving consideration to associated operating expenses of the Fund. Our focus in this Fund remains unchanged: to provide high tax-free income while minimizing principal volatility. Given the relative steepness of the municipal yield curve, we have recently been buying in the ten to fifteen year maturity range where the investor is being compensated for the additional risk.

Ohio Insured Tax-Free Fund
The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default. For the fiscal year ended June 30, 1998, the Fund's total returns (excluding the impact of applicable sales loads) were 7.03% and 6.24% for Class A shares and Class C shares, respectively. The Lehman Brothers 15-Year Municipal G.O. Bond Index returned 9.64% during the same period.

Performance of the Fund lagged the performance of the Lehman Brothers 15-Year Municipal G.O. Bond Index during the first half of the fiscal year as the general decline in interest rates, combined with the Fund's shorter maturity and duration, hampered our ability to keep pace. In the second half of the fiscal year, we selectively sold short-term prerefunded issues and invested the proceeds in securities with maturities of twenty to twenty-five years and good call protection. While this swap generated long-term capital gains in the Fund, we felt it was necessary for two reasons. First, the issues that were sold had realized most of their upside price potential and would only decline in price as they approached maturity. Second, we felt the need to restructure the maturity and duration characteristics of the portfolio in an effort to keep pace with its benchmark on a total return basis. Going forward, we will continue to look for those issues which, we believe, will provide the best combination of yield and total return.

Kentucky Tax-Free Fund
The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with the protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations. For the ten months ended June 30, 1998, the Fund's total return (excluding the impact of applicable sales loads) was 6.05%, as compared to 6.72% for the Lehman Brothers Municipal Bond Index during the same period.

In September 1997, we acquired the Kentucky Tax-Free Fund and assumed portfolio management responsibility. At that time, the Fund was managed to maximize liquidity and, as a result, had a weighted-average maturity comparable to that of intermediate-term funds. After researching the market, we determined that a long-term maturity structure would allow us to be more competitive with the other Kentucky tax-free funds in the marketplace. During the first four months of the fiscal period, we underperformed the Lehman Brothers Municipal Bond Index due to the relatively short average maturity of the portfolio. In late 1997, we began to extend the weighted-average maturity of the Fund to bring it more in line with its benchmark and our peers. This enhanced the performance of the Fund during the last six months of the period. We will continue to extend the average maturity of the Fund by seeking issues with maturities of twenty to twenty-five years and good call protection.

Outlook
Our outlook for the remainder of the year is constructive for the bond market. With the exception of a larger trade deficit, there has been little impact on the U.S. economy from the Asian financial crisis. Consumer demand, which has been one of the main drivers of economic growth, remains strong. However, if the stock market should falter, consumers will be less willing to spend more than they are earning. A slowdown in consumption would likely reduce economic activity, allowing interest rates to move lower. In addition, given that municipals have lagged the Treasury market for much of the year, we believe that municipal bonds offer investors added value as a fixed-income investment alternative.

A Representation of the Graphic Material Contained in the June 30, 1998 Annual Report for Countrywide Tax-Free Trust is set forth below:

Comparison of the Change in Value since June 30, 1988 of a $10,000 Investment in the Tax-Free Intermediate Term Fund* and the Lehman Brothers 5-Year Municipal G.O. Bond Index

LEHMAN BROTHERS 5-YEAR MUNICIPAL G.O.           TAX-FREE INTERMEDIATE TERM FUND:
BOND INDEX:
              QTRLY                                         QTRLY
 DATE         RETURN        BALANCE            DATE         RETURN      BALANCE

 06/30/88                    10,000            06/30/88                  9,800
 09/30/88      1.14%         10,114            09/30/88       1.14%      9,911
 12/31/88      0.61%         10,176            12/31/88       1.16%     10,027
 03/31/89     -0.28%         10,147            03/31/89       0.79%     10,106
 06/30/89      4.70%         10,624            06/30/89       2.56%     10,364
 09/30/89      1.11%         10,742            09/30/89       1.54%     10,524
 12/31/89      2.99%         11,063            12/31/89       2.32%     10,769
 03/31/90      0.48%         11,116            03/31/90       0.57%     10,830
 06/30/90      2.24%         11,365            06/30/90       1.78%     11,023
 09/30/90      1.06%         11,486            09/30/90       0.47%     11,075
 12/31/90      3.32%         11,867            12/31/90       3.11%     11,419
 03/31/91      2.15%         12,122            03/31/91       1.93%     11,638
 06/30/91      1.75%         12,334            06/30/91       1.69%     11,836
 09/30/91      3.55%         12,772            09/30/91       2.89%     12,178
 12/31/91      3.35%         13,200            12/31/91       2.29%     12,457
 03/31/92     -0.08%         13,190            03/31/92       0.48%     12,516
 06/30/92      3.25%         13,618            06/30/92       2.87%     12,875
 09/30/92      2.49%         13,957            09/30/92       2.19%     13,157
 12/31/92      1.59%         14,179            12/31/92       1.98%     13,417
 03/31/93      2.54%         14,539            03/31/93       3.40%     13,874
 06/30/93      2.36%         14,883            06/30/93       2.78%     14,259
 09/30/93      2.16%         15,204            09/30/93       3.17%     14,711
 12/31/93      1.23%         15,391            12/31/93       1.19%     14,885
 03/31/94     -3.15%         14,906            03/31/94      -3.37%     14,383
 06/30/94      1.34%         15,106            06/30/94       0.82%     14,501
 09/30/94      0.81%         15,228            09/30/94       0.57%     14,583
 12/31/94     -0.33%         15,178            12/31/94      -0.91%     14,450
 03/31/95      4.06%         15,794            03/31/95       4.35%     15,077
 06/30/95      2.55%         16,197            06/30/95       2.29%     15,422
 09/30/95      2.73%         16,639            09/30/95       2.07%     15,741
 12/31/95      1.83%         16,944            12/31/95       2.43%     16,123
 03/31/96      0.32%         16,999            03/31/96      -0.43%     16,054
 06/30/96      0.43%         17,072            06/30/96       0.40%     16,119
 09/30/96      1.63%         17,350            09/30/96       1.60%     16,377
 12/31/96      2.18%         17,728            12/31/96       2.26%     16,747
 03/31/97     -0.16%         17,700            03/31/97      -0.15%     16,722
 06/30/97      2.49%         18,141            06/30/97       2.36%     17,116
 09/30/97      2.19%         18,539            09/30/97       1.87%     17,435
 12/31/97      1.84%         18,880            12/31/97       1.69%     17,729
 03/31/98      1.17%         19,101            03/31/98       0.84%     17,878
 06/30/98      1.01%         19,294            06/30/98       1.13%     18,080

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was September 10, 1981, and the initial public offering of Class C shares commenced on February 1, 1994.

Tax-Free Intermediate Term Fund
Average Annual Total Returns

                    1 Year     5 Years     10 Years     Since Inception
Class A             3.52%      4.44%       6.10%        6.29%
Class C             4.85%       ---         ---         3.74%

Past performance is not predictive of future performance.

Comparison of the Change in Value since June 30, 1988 of a $10,000 Investment in the Ohio Insured Tax-Free Fund* and the Lehman Brothers 15-Year Municipal G.O. Bond Index

LEHMAN BROTHERS 15-YEAR MUNICIPAL
G.O. BOND INDEX:                                  OHIO INSURED TAX-FREE FUND:

                QTRLY                                         QTRLY
 DATE           RETURN       BALANCE           DATE           RETURN     BALANCE

 06/30/88                    10,000            06/30/88                    9,600
 09/30/88       2.57%        10,257            09/30/88        2.15%       9,806
 12/31/88       1.94%        10,456            12/31/88        2.24%      10,026
 03/31/89       0.38%        10,496            03/31/89        0.79%      10,104
 06/30/89       6.32%        11,159            06/30/89        4.27%      10,536
 09/30/89      -0.43%        11,111            09/30/89       -0.04%      10,532
 12/31/89       4.42%        11,602            12/31/89        3.71%      10,923
 03/31/90      -0.01%        11,601            03/31/90       -0.10%      10,912
 06/30/90       2.29%        11,867            06/30/90        1.90%      11,118
 09/30/90      -0.41%        11,818            09/30/90        0.08%      11,127
 12/31/90       4.42%        12,340            12/31/90        3.97%      11,569
 03/31/91       1.85%        12,569            03/31/91        1.78%      11,775
 06/30/91       1.96%        12,815            06/30/91        1.96%      12,006
 09/30/91       4.09%        13,339            09/30/91        3.67%      12,446
 12/31/91       3.13%        13,757            12/31/91        3.19%      12,842
 03/31/92       0.54%        13,831            03/31/92       -0.06%      12,835
 06/30/92       3.81%        14,358            06/30/92        4.35%      13,393
 09/30/92       2.86%        14,769            09/30/92        1.95%      13,654
 12/31/92       2.47%        15,133            12/31/92        2.29%      13,967
 03/31/93       4.24%        15,775            03/31/93        3.78%      14,495
 06/30/93       3.67%        16,354            06/30/93        3.70%      15,032
 09/30/93       4.17%        17,036            09/30/93        3.86%      15,611
 12/31/93       1.56%        17,302            12/31/93        0.73%      15,725
 03/31/94      -6.78%        16,129            03/31/94       -5.28%      14,894
 06/30/94       1.42%        16,358            06/30/94        0.50%      14,969
 09/30/94       0.41%        16,425            09/30/94        0.17%      14,995
 12/31/94      -1.75%        16,137            12/31/94       -0.77%      14,880
 03/31/95       8.41%        17,494            03/31/95        6.59%      15,861
 06/30/95       2.23%        17,885            06/30/95        1.69%      16,129
 09/30/95       3.65%        18,537            09/30/95        2.33%      16,506
 12/31/95       4.05%        19,288            12/31/95        4.45%      17,241
 03/31/96      -0.95%        19,105            03/31/96       -2.15%      16,869
 06/30/96       0.35%        19,172            06/30/96        0.44%      16,944
 09/30/96       2.40%        19,632            09/30/96        2.38%      17,346
 12/31/96       3.03%        20,227            12/31/96        2.44%      17,770
 03/31/97      -0.07%        20,213            03/31/97       -0.81%      17,625
 06/30/97       4.18%        21,057            06/30/97        3.21%      18,190
 09/30/97       3.43%        21,780            09/30/97        2.42%      18,631
 12/31/97       2.83%        22,396            12/31/97        2.24%      19,049
 03/31/98       1.32%        22,692            03/31/98        0.89%      19,218
 06/30/98       1.76%        23,091            06/30/98        1.31%      19,469


Ohio Insured Tax-Free Fund
Average Annual Total Returns

                    1 Year     5 Years     10 Years     Since Inception
Class A             2.75%      4.45%       6.89%        7.68%
Class C             6.24%       ---         ---         4.33%

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was April 1, 1985, and the initial public offering of Class C shares commenced on November 1, 1993.

Past performance is not predictive of future performance.

Comparison of the Change in Value Since Inception (September 27, 1995) of a $10,000 Investment in the Kentucky Tax-Free Fund and the Lehman Brothers Municipal Bond Index

LEHMAN BROTHERS MUNICIPAL
BOND INDEX: (w/ reinvested divds)               KENTUCKY TAX-FREE FUND:

             MONTHLY                                    MONTHLY
DATE         RETURN        BALANCE         DATE         RETURN        BALANCE
09/27/95                   10,000          09/27/95                     9,600
10/31/95     1.45%         10,145          10/31/95      2.42%          9,832
11/30/95     1.66%         10,313          11/30/95      1.90%         10,019
12/31/95     0.96%         10,412          12/31/95      1.23%         10,142
01/31/96     0.76%         10,492          01/31/96      0.65%         10,208
02/29/96    -0.68%         10,420          02/29/96     -0.73%         10,133
03/31/96    -1.28%         10,287          03/31/96     -1.20%         10,011
04/30/96    -0.28%         10,258          04/30/96     -0.17%          9,994
05/31/96    -0.04%         10,254          05/31/96     -0.01%          9,992
06/30/96     1.09%         10,366          06/30/96     -0.18%          9,974
07/31/96     0.91%         10,460          07/31/96      1.66%         10,140
08/31/96    -0.02%         10,458          08/31/96      0.17%         10,157
09/30/96     1.40%         10,604          09/30/96      1.00%         10,259
10/31/96     1.13%         10,724          10/31/96      0.94%         10,355
11/30/96     1.83%         10,920          11/30/96      1.53%         10,514
12/31/96    -0.42%         10,875          12/31/96     -0.34%         10,478
01/31/97     0.19%         10,895          01/31/97      0.26%         10,505
02/28/97     0.92%         10,995          02/28/97      0.89%         10,598
03/31/97    -1.33%         10,849          03/31/97     -0.75%         10,518
04/30/97     0.84%         10,940          04/30/97      0.53%         10,574
05/31/97     1.50%         11,104          05/31/97      1.03%         10,684
06/30/97     1.07%         11,223          06/30/97      0.72%         10,761
07/31/97     2.77%         11,534          07/31/97      1.90%         10,965
08/31/97    -0.94%         11,426          08/31/97     -0.55%         10,904
09/30/97     1.19%         11,562          09/30/97      1.13%         11,027
12/31/97     2.71%         11,875          12/31/97      2.06%         11,254
03/31/98     1.15%         12,012          03/31/98      1.02%         11,368
06/30/98     1.52%         12,194          06/30/98      1.72%         11,564

Kentucky Tax-Free Fund
Average Annual Total Returns

1 Year       Since Inception
3.17%        5.40%

Past performance is not predictive of future performance.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998
======================================================================================
                                                                            CALIFORNIA
                                                                TAX-FREE      TAX-FREE
                                                              MONEY FUND    MONEY FUND
--------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ...................................   $36,750,235   $40,814,685
                                                             ===========   ===========

   At amortized cost .....................................   $36,707,536   $40,697,653
                                                             ===========   ===========
   At market value (Note 2) ..............................   $36,707,536   $40,697,653
Cash .....................................................       325,444       105,757
Interest receivable ......................................       309,049       503,229
Receivable for securities sold ...........................       500,000          --
Other assets .............................................         8,908         2,348
                                                             -----------   -----------
     TOTAL ASSETS ........................................    37,850,937    41,308,987
                                                             -----------   -----------

LIABILITIES
Dividends payable ........................................           954         5,230
Payable for securities purchased .........................       438,641       264,008
Payable to affiliates (Note 4) ...........................        23,780        23,446
Other accrued expenses and liabilities ...................         4,119         3,471
                                                             -----------   -----------

     TOTAL LIABILITIES ...................................       467,494       296,155
                                                             -----------   -----------


NET ASSETS ...............................................   $37,383,443   $41,012,832
                                                             ===========   ===========

Net assets consist of:
Paid-in capital ..........................................   $37,384,479   $41,014,335
Accumulated net realized losses from security transactions       ( 1,036 )     ( 1,503 )
                                                             -----------   -----------

Net assets ...............................................   $37,383,443   $41,012,832
                                                             ===========   ===========


Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ...    37,394,922    41,014,335
                                                             ===========   ===========


Net asset value, offering price and redemption price
  per share (Note 2) .....................................   $      1.00   $      1.00
                                                             ===========   ===========

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998
=======================================================================================================
                                                                                OHIO            FLORIDA
                                                                                TAX-FREE       TAX-FREE
                                                                              MONEY FUND     MONEY FUND
-------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ..................................................   $322,702,801   $ 68,259,809
                                                                            ============   ============

   At amortized cost ....................................................   $322,516,570   $ 68,180,277
                                                                            ============   ============
   At market value (Note 2) .............................................   $322,516,570   $ 68,180,277
Cash ....................................................................           --           73,888
Interest receivable .....................................................      2,701,856        489,684
Other assets ............................................................         13,706          2,925
                                                                            ------------   ------------
   TOTAL ASSETS .........................................................    325,232,132     68,746,774
                                                                            ------------   ------------

LIABILITIES
Bank overdraft ..........................................................         49,333           --
Dividends payable .......................................................        314,897         81,525
Payable for securities purchased ........................................      4,103,340      5,102,873
Payable to affiliates (Note 4) ..........................................        161,437         27,839
Other accrued expenses and liabilities ..................................         20,614          7,841
                                                                            ------------   ------------

     TOTAL LIABILITIES ..................................................      4,649,621      5,220,078
                                                                            ------------   ------------


NET ASSETS ..............................................................   $320,582,511   $ 63,526,696
                                                                            ============   ============

Net assets consist of:
Paid-in capital .........................................................   $320,568,987   $ 63,504,408
Accumulated net realized gains from security transactions ...............         13,524         22,288
                                                                            ------------   ------------

Net assets ..............................................................   $320,582,511   $ 63,526,696
                                                                            ============   ============
PRICING OF RETAIL SHARES
Net assets applicable to Retail shares ..................................   $205,316,016   $ 14,367,574
                                                                            ============   ============
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ...................................    205,302,700     14,363,852
                                                                            ============   ============

Net asset value, offering price and redemption price per share (Note 2) .   $       1.00   $       1.00
                                                                            ============   ============
PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional shares ...........................   $115,266,495   $ 49,159,122
                                                                            ============   ============

Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ...................................    115,266,287     49,140,556
                                                                            ============   ============

Net asset value, offering price and redemption price per share (Note 2) .   $       1.00   $       1.00
                                                                            ============   ============


See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998
=====================================================================================================
                                                                               TAX-FREE  OHIO INSURED
                                                                           INTERMEDIATE      TAX-FREE
                                                                              TERM FUND          FUND
-----------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ..................................................   $55,640,628   $67,563,484
                                                                            ===========   ===========
   At amortized cost ....................................................   $55,269,289   $67,480,117
                                                                            ============  ===========
   At market value (Note 2) .............................................   $57,707,503   $72,161,280
Cash ....................................................................       196,257        21,861
Interest receivable .....................................................     1,007,671       642,409
Receivable for capital shares sold ......................................        57,052       246,525
Receivable for securities sold ..........................................       486,250     3,287,142
Other assets ............................................................        13,430         4,090
                                                                            -----------   -----------
   TOTAL ASSETS .........................................................    59,468,163    76,363,307
                                                                            -----------   -----------
LIABILITIES
Dividends payable .......................................................        39,217        74,833
Payable for capital shares redeemed .....................................       262,082        24,084
Payable for securities purchased ........................................     1,472,824     1,706,334
Payable to affiliates (Note 4) ..........................................        43,229        45,207
Other accrued expenses and liabilities ..................................         7,824         9,005
                                                                            -----------   -----------
   TOTAL LIABILITIES ....................................................     1,825,176     1,859,463
                                                                            -----------   -----------

NET ASSETS ..............................................................   $57,642,987   $74,503,844
                                                                            ===========   ===========
Net assets consist of:
Paid-in capital .........................................................   $56,200,982   $68,581,109
Accumulated net realized gains (losses) from security transactions ......     ( 996,209 )   1,241,572
Net unrealized appreciation on investments ..............................     2,438,214     4,681,163
                                                                            -----------   -----------
Net assets ..............................................................   $57,642,987   $74,503,844
                                                                            ===========   ===========
PRICING OF CLASS A SHARES
Net assets applicable to Class A shares .................................   $52,896,431   $69,289,212
                                                                            ===========   ===========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ...................................     4,757,501     5,599,945
                                                                            ===========   ===========
Net asset value and redemption price per share (Note 2) .................   $     11.12   $     12.37
                                                                            ===========   ===========
Maximum offering price per share (Note 2) ...............................   $     11.35   $     12.89
                                                                            ===========   ===========
PRICING OF CLASS C SHARES
Net assets applicable to Class C shares .................................   $ 4,746,556   $ 5,214,632
                                                                            ===========   ===========
Shares of beneficial interest outstanding (unlimited number of shares
   authorized, no par value) (Note 5) ...................................       426,820       421,552
                                                                            ===========   ===========
Net asset value, offering price and redemption price per share (Note 2) .   $     11.12   $     12.37
                                                                            ===========   ===========
See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998
======================================================================
                                                              KENTUCKY
                                                              TAX-FREE
                                                                  FUND
----------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost ..................................   $7,400,843
                                                            ==========
   At amortized cost ....................................   $7,363,205
                                                            ==========
   At market value (Note 2) .............................   $7,506,941
Cash ....................................................       39,027
Interest receivable .....................................      131,806
Receivable from affiliates (Note 4) .....................        1,527
Organization costs, net (Note 2) ........................       14,288
Other assets ............................................          667
                                                            ----------

   TOTAL ASSETS .........................................    7,694,256
                                                            ----------

LIABILITIES
Dividends payable .......................................       15,160
Payable for securities purchased ........................      344,806
Other accrued expenses and liabilities ..................        4,460
                                                            ----------

   TOTAL LIABILITIES ....................................      364,426
                                                            ----------

NET ASSETS ..............................................   $7,329,830
                                                            ==========

Net assets consist of:
Paid-in capital .........................................   $7,072,889
Accumulated net realized gains from security transactions      113,205
Net unrealized appreciation on investments ..............      143,736
                                                            ----------

Net assets ..............................................   $7,329,830
                                                            ==========


Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) (Note 5) ..      700,507
                                                            ==========

Net asset value and redemption price per share (Note 2) .   $    10.46
                                                            ==========

Maximum offering price per share (Note 2) ...............   $    10.90
                                                            ==========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1998
==================================================================================
                                                                        CALIFORNIA
                                                             TAX-FREE     TAX-FREE
                                                           MONEY FUND   MONEY FUND
----------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income .....................................   $1,176,743   $1,546,509
                                                           ----------   ----------

EXPENSES
   Investment advisory fees (Note 4) ...................      150,790      210,813
   Accounting services fees (Note 4) ...................       34,500       34,500
   Transfer agent and shareholder services fees (Note 4)       29,891       25,510
   Distribution expenses (Note 4) ......................       10,767       19,803
   Postage and supplies ................................       19,032        7,693
   Professional fees ...................................        7,379        8,179
   Registration fees ...................................        8,777        2,151
   Trustees' fees and expenses .........................        4,835        4,835
   Insurance expense ...................................        3,212        4,138
   Pricing expenses ....................................        2,987        2,697
   Custodian fees ......................................        1,890        3,681
   Reports to shareholders .............................        2,085        1,970
   Other expenses ......................................        1,107          767
                                                           ----------   ----------

TOTAL EXPENSES .........................................      277,252      326,737
                                                           ----------   ----------

NET INVESTMENT INCOME ..................................      899,491    1,219,772
                                                           ----------   ----------

NET REALIZED GAINS FROM SECURITY TRANSACTIONS ..........            7        2,000
                                                           ----------   ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .............   $  899,498   $1,221,772
                                                           ==========   ==========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1998
==================================================================================================
                                                                                OHIO       FLORIDA
                                                                            TAX-FREE      TAX-FREE
                                                                          MONEY FUND    MONEY FUND
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income ...................................................   $12,057,007   $ 2,062,394
                                                                         -----------   -----------

EXPENSES
   Investment advisory fees (Note 4) .................................     1,421,029       276,608
   Distribution expenses, Retail class (Note 4) ......................       435,722        39,096
   Accounting services fees (Note 4) .................................        69,223        48,500
   Transfer agent and shareholder services fees, Retail class (Note 4)        73,358        12,000
   Transfer agent and shareholder services fees,
   Institutional class (Note 4) ......................................        12,000        12,000
   Postage and supplies ..............................................        53,096        10,520
   Professional fees .................................................        24,679         9,679
   Insurance expense .................................................        18,808         5,239
   Custodian fees (Note 4) ...........................................         5,731        14,395
   Pricing expenses ..................................................         7,609         3,886
   Trustees' fees and expenses .......................................         4,835         4,835
   Registration fees .................................................         7,530         1,034
   Reports to shareholders ...........................................         4,928           487
   Other expenses ....................................................        12,887         2,341
                                                                         -----------   -----------

TOTAL EXPENSES .......................................................     2,151,435       440,620
   Fees waived by the Adviser (Note 4) ...............................      ( 46,680 )   ( 107,645 )
   Institutional class expenses reimbursed by the Adviser (Note 4) ...       ( 7,979 )     ( 7,114 )
                                                                         -----------   -----------

NET EXPENSES .........................................................     2,096,776       325,861
                                                                         -----------   -----------


NET INVESTMENT INCOME ................................................     9,960,231     1,736,533
                                                                         -----------   -----------

NET REALIZED GAINS FROM SECURITY TRANSACTIONS ........................           573        23,116
                                                                         -----------   -----------


NET INCREASE IN NET ASSETS FROM OPERATIONS ...........................   $ 9,960,804   $ 1,759,649
                                                                         ===========   ===========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Year Ended June 30, 1998
================================================================================================
                                                                          TAX-FREE  OHIO INSURED
                                                                      INTERMEDIATE      TAX-FREE
                                                                         TERM FUND          FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income .................................................   $ 3,326,159   $ 4,313,747
                                                                       -----------   -----------

EXPENSES
   Investment advisory fees (Note 4) ...............................       302,947       378,345
   Distribution expenses, Class A (Note 4) .........................        71,805        18,754
   Distribution expenses, Class C (Note 4) .........................        33,170        29,140
   Transfer agent and shareholder services fees, Class A (Note 4) ..        59,018        34,859
   Transfer agent and shareholder services fees, Class C (Note 4) ..        12,000        12,000
   Accounting services fees (Note 4) ...............................        52,500        52,500
   Postage and supplies ............................................        46,573        25,209
   Pricing expenses ................................................        12,659        15,165
   Professional fees ...............................................         9,679        10,679
   Registration fees, Common .......................................         1,768           192
   Registration fees, Class A ......................................         6,093         3,344
   Registration fees, Class C ......................................         4,279         1,905
   Insurance expense ...............................................         5,752         6,566
   Custodian fees ..................................................         4,823         6,017
   Trustees' fees and expenses .....................................         4,835         4,835
   Reports to shareholders .........................................         5,266         3,265
   Other expenses ..................................................         3,885         4,600
                                                                       -----------   -----------

TOTAL EXPENSES .....................................................       637,052       607,375
   Class A expenses reimbursed by the Adviser (Note 4) .............          --            (948)
                                                                       -----------   -----------
NET EXPENSES .......................................................       637,052       606,427
                                                                       -----------   -----------

NET INVESTMENT INCOME ..............................................     2,689,107     3,707,320
                                                                       -----------   -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions ...................       504,427     1,576,938
   Net change in unrealized appreciation/depreciation on investments       120,496       (19,066)
                                                                       -----------   -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...................       624,923     1,557,872
                                                                       -----------   -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .........................   $ 3,314,030   $ 5,265,192
                                                                       ===========   ===========

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
For the Periods Ended June 30, 1998 and August 31, 1997
=========================================================================================
                                                                   KENTUCKY TAX-FREE FUND
                                                                    Ten Months       Year
                                                                         Ended      Ended
                                                                      June 30, August 31,
                                                                        1998(A)      1997
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest income ................................................   $337,659   $626,947
                                                                      --------   --------

EXPENSES
   Investment advisory fees (Note 4) ..............................     32,172     47,946
   Accounting services fees (Note 4) ..............................     28,000     36,000
   Transfer agent fees (Note 4) ...................................      9,830     29,221
   Professional fees ..............................................      5,821     25,286
   Shareholder services fees (Note 4) .............................       --       29,966
   Administration fees (Note 4) ...................................       --       24,866
   Amortization of organization costs (Note 2) ....................      5,296      6,351
   Pricing expenses ...............................................      3,330      6,443
   Custodian fees .................................................      2,839      2,150
   Distribution expenses (Note 4) .................................      4,776       --
   Trustees' fees and expenses ....................................      3,562      1,193
   Reports to shareholders ........................................        592      2,199
   Postage and supplies ...........................................      2,279       --
   Insurance expense ..............................................        716      1,367
   Registration fees ..............................................        149        238
   Other expenses .................................................        454      1,623
                                                                      --------   --------

TOTAL EXPENSES ....................................................     99,816    214,849
   Fees waived and expenses reimbursed (Note 4) ...................   ( 68,508 )( 112,585)
                                                                      --------   --------

NET EXPENSES ......................................................     31,308    102,264
                                                                      --------   --------

NET INVESTMENT INCOME .............................................    306,351    524,683
                                                                      --------   --------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions ...................    109,080      6,913
  Net change in unrealized appreciation/depreciation on investments     51,636    351,842
                                                                      --------   --------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ..................    160,716    358,755
                                                                      --------   --------

NET INCREASE IN NET ASSETS FROM OPERATIONS ........................   $467,067   $883,438
                                                                      ========   ========

(A) Effective as of the close of business on August 29, 1997, the Kentucky Tax-Free Fund was reorganized and the fiscal year-end of the Fund, subsequent to August 31, 1997, was changed to June 30 (Note 7).

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1998 and 1997
=============================================================================================================
                                                                                            CALIFORNIA
                                                          TAX-FREE                           TAX-FREE
                                                         MONEY FUND                         MONEY FUND
                                                      Year             Year             Year             Year
                                                     Ended            Ended            Ended            Ended
                                                  June 30,         June 30,         June 30,         June 30,
                                                      1998             1997             1998             1997
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .................   $     899,491    $     850,627    $   1,219,772    $   1,106,884
   Net realized gains (losses) from
     security transactions ...............               7                7            2,000           (1,923)
                                             -------------    -------------    -------------    -------------

Net increase in net assets from operations         899,498          850,634        1,221,772        1,104,961
                                             -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income ............        (899,491)        (850,627)      (1,219,772)      (1,106,884)
                                              -------------    -------------    -------------    -------------
FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5):
   Proceeds from shares sold .............      63,515,504       59,171,857      178,294,681      166,476,608
   Net asset value of shares issued in
     reinvestment of distributions
       to shareholders ...................         884,700          828,537        1,138,976        1,029,746
   Payments for shares redeemed ..........     (57,142,444)     (55,217,113)    (170,609,136)    (171,440,181)
                                             -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
   from capital share transactions .......       7,257,760        4,783,281        8,824,521       (3,933,827)
                                             -------------    -------------    -------------    -------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS .........................       7,257,767        4,783,288        8,826,521       (3,935,750)
NET ASSETS:
   Beginning of year .....................      30,125,676       25,342,388       32,186,311       36,122,061
                                             -------------    -------------    -------------    -------------

   End of year ...........................   $  37,383,443    $  30,125,676    $  41,012,832    $  32,186,311
                                             =============    =============    =============    =============
See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1998 and 1997
===================================================================================================================
                                                                    OHIO                          FLORIDA
                                                                  TAX-FREE                       TAX-FREE
                                                                 MONEY FUND                     MONEY FUND
                                                            Year             Year             Year             Year
                                                           Ended            Ended            Ended            Ended
                                                        June 30,         June 30,         June 30,         June 30,
                                                            1998             1997             1998             1997
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income .......................   $   9,960,231    $   7,733,755    $   1,736,533    $   1,386,725
   Net realized gains from security transactions             573               46           23,116              370
                                                   -------------    -------------    -------------    -------------

Net increase in net assets from operations .....       9,960,804        7,733,801        1,759,649        1,387,095
                                                   -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Retail ..........      (6,053,491)      (6,297,760)        (586,926)        (814,499)
   From net investment income, Institutional ...      (3,906,740)      (1,435,995)      (1,149,607)        (572,226)
                                                   -------------    -------------    -------------    -------------
Decrease in net assets from distributions to
   shareholders ................................      (9,960,231)      (7,733,755)      (1,736,533)      (1,386,725)
                                                   -------------    -------------    -------------    -------------
FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5):
RETAIL
   Proceeds from shares sold ...................     443,151,458      572,337,891       27,490,101       57,130,891
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ...........................       5,971,760        4,862,899          577,444          675,817
   Payments for shares redeemed ................    (410,526,902)    (650,804,392)     (36,138,595)     (64,279,383)
                                                   -------------    -------------    -------------    -------------

Net increase (decrease) in net assets
   from Retail share transactions ..............      38,596,316      (73,603,602)      (8,071,050)      (6,472,675)
                                                   -------------    -------------    -------------    -------------

INSTITUTIONAL
   Proceeds from shares sold ...................     303,525,174      216,396,635      129,691,125       38,407,914
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ...........................           1,880             --            106,367             --
   Payments for shares redeemed ................    (285,849,088)    (118,808,315)    (100,005,326)     (38,204,284)
                                                   -------------    -------------    -------------    -------------

Net increase in net assets
   from Institutional share transactions .......      17,677,966       97,588,320       29,792,166          203,630
                                                   -------------    -------------    -------------    -------------


TOTAL INCREASE (DECREASE)
    IN NET ASSETS ..............................      56,274,855       23,984,764       21,744,232       (6,268,675)

NET ASSETS:
   Beginning of year ...........................     264,307,656      240,322,892       41,782,464       48,051,139
                                                   -------------    -------------    -------------    -------------

   End of year .................................   $ 320,582,511    $ 264,307,656    $  63,526,696    $  41,782,464
                                                   =============    =============    =============    =============

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended June 30, 1998 and 1997
===============================================================================================================
                                                            TAX-FREE                     OHIO INSURED
                                                          INTERMEDIATE                     TAX-FREE
                                                            TERM FUND                        FUND
                                                        Year             Year             Year             Year
                                                       Ended            Ended            Ended            Ended
                                                    June 30,         June 30,         June 30,         June 30,
                                                        1998             1997             1998             1997
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ...................   $   2,689,107    $   3,097,197    $   3,707,320    $   3,949,356
   Net realized gains from security
     transactions ..........................         504,427          120,146        1,576,938          134,212
   Net change in unrealized appreciation/
     depreciation on investments ...........         120,496          896,811          (19,066)       1,565,046
                                               -------------    -------------    -------------    -------------

Net increase in net assets from operations .       3,314,030        4,114,154        5,265,192        5,648,614
                                               -------------    -------------    -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income, Class A .....      (2,502,901)      (2,894,253)      (3,489,518)      (3,767,741)
   From net investment income, Class C .....        (186,206)        (202,944)        (217,802)        (181,615)
   From net realized gains, Class A ........            --               --           (434,273)            --
   From net realized gains, Class C ........            --               --            (34,811)            --
                                               -------------    -------------    -------------    -------------
Decrease in net assets from distributions to
   shareholders ............................      (2,689,107)      (3,097,197)      (4,176,404)      (3,949,356)
                                               -------------    -------------    -------------    -------------
FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5):
CLASS A
   Proceeds from shares sold ...............      12,407,637       12,588,991      140,842,715      171,413,856
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders .......................       2,009,499        2,298,321        2,921,236        2,840,761
   Payments for shares redeemed ............     (20,581,067)     (25,016,687)    (146,316,005)    (180,995,415)
                                               -------------    -------------    -------------    -------------
Net decrease in net assets
   from Class A share transactions .........      (6,163,931)     (10,129,375)      (2,552,054)      (6,740,798)
                                               -------------    -------------    -------------    -------------
CLASS C
   Proceeds from shares sold ...............       1,781,236        1,847,102        2,551,977        1,641,830
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders .......................         173,075          191,889          209,923          159,120
   Payments for shares redeemed ............      (2,418,483)      (2,193,811)      (2,249,977)      (1,214,900)
                                               -------------    -------------    -------------    -------------
Net increase (decrease) in net assets
   from Class C share transactions .........        (464,172)        (154,820)         511,923          586,050
                                               -------------    -------------    -------------    -------------

TOTAL DECREASE IN NET ASSETS ...............      (6,003,180)      (9,267,238)        (951,343)      (4,455,490)

NET ASSETS:
   Beginning of year .......................      63,646,167       72,913,405       75,455,187       79,910,677
                                               -------------    -------------    -------------    -------------

   End of year .............................   $  57,642,987    $  63,646,167    $  74,503,844    $  75,455,187
                                              =============    =============    =============    =============
See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 1998 and August 31, 1997 and 1996
====================================================================================================
                                                                    KENTUCKY TAX-FREE FUND
                                                           Ten Months           Year          Period
                                                                Ended          Ended           Ended
                                                             June 30,     August 31,      August 31,
                                                              1998(A)           1997          1996(B)
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net investment income ............................   $    306,351    $    524,683    $    714,832
   Net realized gains (losses) from
     security transactions ..........................        109,080           6,913          (2,788)
   Net change in unrealized appreciation/depreciation
     on investments .................................         51,636         351,842        (259,742)
                                                        ------------    ------------    ------------

Net increase in net assets from operations ..........        467,067         883,438         452,302
                                                        ------------    ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income .......................       (306,351)       (524,683)       (828,883)
   Distributions in excess of net investment income .           --          (100,598)           --
                                                        ------------    ------------    ------------

Decrease in net assets from distributions
  to shareholders ...................................       (306,351)       (625,281)       (828,883)
                                                        ------------    ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5):
   Proceeds from shares sold ........................        458,492       1,302,552      28,751,437
   Net asset value of shares issued in
     reinvestment of distributions to shareholders ..        157,294         303,297         559,139
   Payments for shares redeemed .....................     (1,884,304)     (9,266,863)    (13,093,506)
                                                        ------------    ------------    ------------

Net increase (decrease) in net assets from
  capital share transactions ........................     (1,268,518)     (7,661,014)     16,217,070
                                                        ------------    ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .............     (1,107,802)     (7,402,857)     15,840,489

NET ASSETS:
   Beginning of period ..............................      8,437,632      15,840,489            --
                                                        ------------    ------------    ------------

   End of period ....................................   $  7,329,830    $  8,437,632    $ 15,840,489
                                                        ============    ============    ============


(A) Effective as the close of business on August 29, 1997, the Kentucky Tax-Free Fund was reorganized and the fiscal year-end of the Fund, subsequent to August 31, 1997, was changed to June 30 (Note 7).

(B) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.

See accompanying notes to financial statements.

TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
=============================================================================================================
                                                                       Year Ended June 30,
-------------------------------------------------------------------------------------------------------------
                                                        1998        1997        1996        1995         1994
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ----------   ---------   ----------   ---------  ----------

Net investment income...........................       0.030       0.029       0.031       0.030       0.021
                                                  ----------   ---------   ----------   ---------  ----------

Dividends from net investment income............      (0.030)     (0.029)     (0.031)     (0.030)     (0.021)
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of year..................    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ==========   =========   ==========   =========  ==========

Total return ...................................      3.03%        2.89%       3.15%       3.07%       2.12%
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of year (000's) ..............    $ 37,383    $ 30,126    $ 25,342    $ 26,692     $31,168
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets.........       0.92%       0.99%       0.99%       0.99%       0.99%


Ratio of net investment income to average
  net assets...................................        2.98%       2.85%       3.09%       3.00%       2.09%

CALIFORNIA TAX-FREE MONEY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
=============================================================================================================
                                                                      Year Ended June 30,
-------------------------------------------------------------------------------------------------------------
                                                        1998        1997        1996        1995        1994
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ----------   ---------   ----------   ---------  ----------

Net investment income...........................       0.029       0.028       0.029       0.029       0.019
                                                  ----------   ---------   ----------   ---------  ----------

Dividends from net investment income............     (0.029)      (0.028)     (0.029)     (0.029)     (0.019)
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of year..................    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ==========   =========   ==========   =========  ==========
Total return ...................................       2.94%       2.81%       2.95%       2.95%       1.93%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's) ..............    $ 41,013    $ 32,186    $ 36,122    $ 19,525     $24,508
                                                  ==========   =========   ==========   =========  ==========
Ratio of expenses to average net assets(A)  ....       0.77%       0.80%       0.80%       0.70%       0.60%


Ratio of net investment income to average
  net assets....................................       2.89%       2.76%       2.88%       2.83%       1.90%

(A) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.82%, 0.85% and 0.86% for the years ended June 30, 1996, 1995 and 1994, respectively.

See accompanying notes to financial statements.

OHIO TAX-FREE MONEY FUND - RETAIL
FINANCIAL HIGHLIGHTS
============================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Year
============================================================================================================
                                                                       Year Ended June 30,
------------------------------------------------------------------------------------------------------------
                                                        1998        1997        1996        1995        1994
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ----------   ---------   ----------   ---------  ----------

Net investment income...........................       0.030       0.030       0.031       0.031       0.020
                                                  ----------   ---------   ----------   ---------  ----------
Dividends from net investment income ...........     (0.030)      (0.030)     (0.031)     (0.031)     (0.020)
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of year..................    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ==========   =========   ==========   =========  ==========

Total return....................................       3.07%       2.99%       3.14%       3.12%       1.99%
                                                  ==========   =========   ==========   =========  ==========
Net assets at end of year (000's) ..............    $205,316    $166,719    $240,323    $226,606     $213,001
                                                  ==========   =========   ==========   =========  ==========
Ratio of expenses to average net assets(A) .....       0.75%       0.75%       0.75%       0.74%       0.73%

Ratio of net investment income to average
  net assets....................................       3.02%       2.93%       3.09%       3.08%       1.97%

(A) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 0.76% and 0.77%
    for the years ended June 30, 1998 and 1997, respectively (Note 4).

OHIO TAX-FREE MONEY FUND - INSTITUTIONAL
FINANCIAL HIGHLIGHTS
==================================================================================
                     Per Share Data for a Share Outstanding Throughout Each Period
==================================================================================
                                                               Year         Period
                                                              Ended          Ended
                                                           June 30,       June 30,
                                                               1998        1997(A)
----------------------------------------------------------------------------------
Net asset value at beginning of period .............   $      1.000    $     1.000
                                                       ------------    -----------

Net investment income ..............................          0.033          0.016
                                                       ------------    -----------

Dividends from net investment income ...............         (0.033)        (0.016)
                                                       ------------    -----------

Net asset value at end of period ...................   $      1.000    $     1.000
                                                       ============    ===========

Total return .......................................          3.33%          3.31%(C)
                                                       ============    ===========
Net assets at end of period (000's) ................   $    115,266    $    97,589
                                                       ============    ===========

Ratio of expenses to average net assets(B) .........          0.50%          0.50%(C)


Ratio of net investment income to average net assets          3.27%          3.28%(C)

(A) Represents the period from the initial public offering of Institutional shares (January 7, 1997) through June 30, 1997.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.52% and 0.56%(C) for the periods ended June 30, 1998 and 1997, respectively (Note 4).

(C) Annualized.

See accompanying notes to financial statements.

FLORIDA TAX-FREE MONEY FUND - RETAIL
FINANCIAL HIGHLIGHTS
============================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Year
============================================================================================================
                                                                       Year Ended June 30,
------------------------------------------------------------------------------------------------------------
                                                        1998        1997        1996        1995        1994
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ----------   ---------   ----------   ---------  ---------

Net investment income...........................       0.030       0.029       0.032       0.031       0.021
                                                  ----------   ---------   ----------   ---------  ---------

Dividends from net investment income ...........      (0.030)    ( 0.029)    ( 0.032)    ( 0.031 )    (0.021)
                                                  ----------   ---------   ----------   ---------  ---------

Net asset value at end of year .................    $  1.000    $  1.000    $  1.000    $  1.000     $ 1.000
                                                  ==========   =========   ==========   =========  =========

Total return ...................................       3.03%       2.90%       3.29%       3.17%       2.11%
                                                  ==========   =========   ==========   =========  =========

Net assets at end of year (000's) ..............    $ 14,368    $ 22,434    $ 28,906    $ 24,119     $26,276
                                                  ==========   =========   ==========   =========  =========

Ratio of expenses to average net assets(B)  ....       0.75%       0.75%       0.61%       0.66%       0.58%


Ratio of net investment income to average
  net assets....................................       2.98%       2.85%       3.24%       3.12%       2.10%


(A) Represents the period from the initial public offering of Retail shares (November 13, 1992) through June 30, 1993.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.95%, 0.94%, 0.80%, 0.80% and 0.81% for the years ended June 30, 1998, 1997, 1996, 1995 and 1994, respectively (Note 4).

FLORIDA TAX-FREE MONEY FUND - INSTITUTIONAL
FINANCIAL HIGHLIGHTS
============================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Period
============================================================================================================
                                                                                                      Period
                                                                    Year Ended June 30,                Ended
                                                                                                    June 30,
                                                                     1998             1997             1996(A)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .................   $        1.000    $       1.000     $       1.000
                                                           --------------   ---------------   ---------------
Net investment income...................................            0.032            0.031             0.003
                                                           --------------   ---------------   ---------------
Dividends from net investment income ...................           (0.032)          (0.031)           (0.003)
                                                           --------------   ---------------   ---------------
Net asset value at end of period .......................   $        1.000    $       1.000     $       1.000
                                                           ==============   ===============   ===============
Total return............................................            3.28%            3.16%             3.03%(C)
                                                           ==============   ===============   ===============
Net assets at end of period (000's) ....................   $       49,159    $      19,349     $      19,145
                                                           ==============   ===============   ===============
Ratio of net expenses to average net assets(B)  ........            0.50%            0.50%             0.50%(C)


Ratio of net investment income to average net assets....            3.23%            3.11%             3.03%(C)

(A) Represents the period from the initial public offering of Institutional shares (May 29, 1996) through June 30, 1996.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.71%, 0.79% and 0.87%(C) for the periods ended June 30, 1998, 1997 and 1996, respectively (Note 4).

(C) Annualized.

See accompanying notes to financial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS A
FINANCIAL HIGHLIGHTS
============================================================================================================
                                                 Per Share Data for a Share Outstanding Throughout Each Year
============================================================================================================
                                                                       Year Ended June 30,
------------------------------------------------------------------------------------------------------------
                                                        1998        1997        1996        1995        1994
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  11.01    $  10.85    $  10.86    $  10.69     $ 10.98
                                                  ----------   ---------   ----------   ---------  ---------


Income from investment operations:
   Net investment income .......................        0.50        0.50        0.50        0.49        0.48
   Net realized and unrealized gains (losses)
     on investments.............................        0.11        0.16       (0.01)       0.17       (0.29)
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations ...............        0.61        0.66        0.49        0.66        0.19
                                                  ----------   ---------   ----------   ---------  ----------


Dividends from net investment income ...........       (0.50)      (0.50)      (0.50)      (0.49)      (0.48)
                                                  ----------   ---------   ----------   ---------  ----------


Net asset value at end of year..................    $  11.12    $  11.01    $  10.85    $  10.86     $ 10.69
                                                  ==========   =========   ==========   =========  ==========


Total return(A) ................................       5.63%       6.19%       4.51%       6.36%       1.70%
                                                  ==========   =========   ==========   =========  ==========


Net assets at end of year (000's) ..............    $ 52,896    $ 58,485    $ 67,675    $ 81,140    $106,472
                                                  ==========   =========   ==========   =========  ==========


Ratio of expenses to average net assets ........       0.99%       0.99%       0.99%       0.99%       0.99%

Ratio of net investment income to average
  net asset.....................................       4.50%       4.55%       4.52%       4.59%       4.35%

Portfolio turnover rate.........................         36%         30%         37%         32%         46%

(A) Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

TAX-FREE INTERMEDIATE TERM FUND - CLASS C
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                Per Share Data for a Share Outstanding Throughout Each Period
=============================================================================================================
                                                                                                       Period
                                                                   Year Ended June 30,                  Ended
                                                                                                     June 30,
                                                        1998        1997        1996        1995       1994(A)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  11.01    $  10.85    $  10.86    $  10.69     $ 11.27
                                                  ----------   ---------   ----------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.42        0.43        0.44        0.44        0.20
   Net realized and unrealized gains (losses)
     on investments.............................        0.11        0.16      ( 0.01)       0.17      ( 0.58 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        0.53        0.59        0.43        0.61      ( 0.38 )
                                                  ----------   ---------   ----------   ---------  ----------

Dividends from net investment income............      ( 0.42)     ( 0.43)     ( 0.44)     ( 0.44 )    ( 0.20 )
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of period................    $  11.12    $  11.01    $  10.85    $  10.86     $ 10.69
                                                  ==========   =========   ==========   =========  ==========

Total return(B) ................................       4.85%       5.49%       4.00%       5.82%     ( 8.28%)(D)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  4,747    $  5,161    $  5,239    $  4,814     $ 3,084
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets(C) .....       1.74%       1.65%       1.49%       1.49%       1.45%(D)

Ratio of net investment income to average
  net assets....................................       3.75%       3.89%       4.02%       4.08%       3.79%(D)

Portfolio turnover rate.........................         36%         30%         37%         32%         46%(D)

(A) Represents the period from the initial public offering of Class C shares (February 1, 1994) through June 30, 1994.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.75%(D) for the period ended June 30, 1994.

(D) Annualized.

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS A
FINANCIAL HIGHLIGHTS
=============================================================================================================
                                                  Per Share Data for a Share Outstanding Throughout Each Year
=============================================================================================================
                                                                       Year Ended June 30,
-------------------------------------------------------------------------------------------------------------
                                                        1998        1997        1996        1995         1994
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year............    $  12.22    $  11.97    $  11.99    $  11.74     $ 12.41
                                                  ----------   ---------   ----------   ---------  ----------


Income from investment operations:
   Net investment income .......................        0.61        0.61        0.62        0.63        0.61
   Net realized and unrealized gains (losses)
     on investments.............................        0.23        0.25      ( 0.02)       0.25      ( 0.64 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations ...............        0.84        0.86        0.60        0.88      ( 0.03 )
                                                  ----------   ---------   ----------   ---------  ----------


Less distributions:
   Dividends from net investment income ........      ( 0.61)     ( 0.61)     ( 0.62)     ( 0.63 )    ( 0.61 )
   Distributions from net realized gains........      ( 0.08)         --          --          --      ( 0.03 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions ............................      ( 0.69)     ( 0.61)     ( 0.62)     ( 0.63 )    ( 0.64 )
                                                  ----------   ---------   ----------   ---------  ----------

Net asset value at end of year..................    $  12.37    $  12.22    $  11.97    $  11.99     $ 11.74
                                                  ==========   =========   ==========   =========  ==========


Total return(A)  ...............................       7.03%       7.36%       5.05%       7.75%     ( 0.41% )
                                                  ==========   =========   ==========   =========  ==========


Net assets at end of year (000's) ..............    $ 69,289    $ 70,816    $ 75,938    $ 71,393     $79,889
                                                  ==========   =========   ==========   =========  ==========

Ratio of expenses to average net assets(B)  ....       0.75%       0.75%       0.75%       0.75%       0.75%

Ratio of net investment income to average
  net assets....................................       4.95%       5.05%       5.12%       5.35%       4.94%

Portfolio turnover rate.........................         41%         33%         46%         29%         45%

(A) Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 0.77% for the year ended June 30, 1995.

See accompanying notes to financial statements.

OHIO INSURED TAX-FREE FUND - CLASS C
FINANCIAL HIGHLIGHTS
============================================================================================================
                                               Per Share Data for a Share Outstanding Throughout Each Period
============================================================================================================
                                                                                                      Period
                                                                 Year Ended June 30,                   Ended
                                                                                                    June 30,
                                                      1998        1997        1996        1995       1994(A)
------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..........    $  12.22    $  11.97    $  12.00    $  11.74     $12.62
                                                  ----------   ---------   ----------   ---------  ----------

Income from investment operations:
   Net investment income........................        0.52        0.53        0.56        0.57        0.36
   Net realized and unrealized gains (losses)
     on investments.............................        0.23        0.25      ( 0.03)       0.26      ( 0.85 )
                                                  ----------   ---------   ----------   ---------  ----------

Total from investment operations................        0.75        0.78        0.53        0.83      ( 0.49 )
                                                  ----------   ---------   ----------   --------   ----------

Less distributions:
   Dividends from net investment income.........      ( 0.52)     ( 0.53)     ( 0.56)     ( 0.57 )    ( 0.36 )
   Distributions from net realized gains........      ( 0.08)         --          --          --      ( 0.03 )
                                                  ----------   ---------   ----------   ---------  ----------

Total distributions.............................      ( 0.60)     ( 0.53)     ( 0.56)     ( 0.57 )    ( 0.39 )
                                                  ----------   ---------   ---------    ---------  ----------

Net asset value at end of period................    $  12.37    $  12.22    $  11.97    $  12.00     $11.74
                                                  ==========   =========   ==========   =========  ==========

Total return(B) ................................       6.24%       6.65%       4.44%       7.31%     ( 6.05%)(D)
                                                  ==========   =========   ==========   =========  ==========

Net assets at end of period (000's).............    $  5,215    $  4,639    $  3,972    $  4,165     $ 2,659
                                                  ==========   =========   =========    =========  =========

Ratio of expenses to average net assets(C) .....       1.50%       1.42%       1.25%       1.25%       1.22% (D)

Ratio of net investment income to average
  net assets....................................       4.20%       4.37%       4.62%       4.84%       4.09% (D)

Portfolio turnover rate.........................         41%         33%         46%         29%         45% (D)

(A) Represents the period from the initial public offering of Class C shares (November 1, 1993) through June 30, 1994.

(B) Total returns shown exclude the effect of applicable sales loads.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratio of expenses to average net assets would have been 1.27% and 1.28%(D) for the periods ended June 30, 1995 and 1994, respectively.

(D) Annualized.

See accompanying notes to financial statements.

KENTUCKY TAX-FREE FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                                             Per Share Data For a Share Outstanding Throughout Each Period
==========================================================================================================
                                                               Ten Months             Year          Period
                                                                    Ended            Ended           Ended
                                                                 June 30,        August 31,     August 31,
                                                                  1998(A)             1997         1996(B)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period..................   $        10.26    $       10.06     $       10.00
                                                           --------------   ---------------   ---------------

Income from investment operations:
   Net investment income................................             0.41             0.44              0.51(C)
   Net realized and unrealized gains on investments.....             0.20             0.28              0.06
                                                           --------------   ---------------   ---------------

Total from investment operations........................             0.61             0.72              0.57
                                                           --------------   ---------------   ---------------

Less distributions:
   Dividends from net investment income.................           ( 0.41)          ( 0.44 )          ( 0.51 )
   Distributions in excess of net investment income.....               --           ( 0.08 )              --
                                                           --------------   ---------------   ---------------

Total distributions.....................................           ( 0.41)          ( 0.52 )          ( 0.51 )
                                                           --------------   ---------------   ---------------

Net asset value at end of period........................   $        10.46    $       10.26     $       10.06
                                                           ==============   ===============   ===============

Total return(D) ........................................            7.29%(F)         7.36%             5.80%
                                                           ==============   ===============   ===============

Net assets at end of period (000's).....................   $        7,330    $       8,438     $      15,840
                                                           ==============   ===============   ===============

Ratio of expenses to average net assets(E) .............            0.49%(F)         0.85%             0.82%(F)

Ratio of net investment income to average net assets....            4.75%(F)         4.35%             5.30%(F)

Portfolio turnover rate.................................              61%(F)            0%              145%

(A) Effective as of the close of business on August 29, 1997, the Kentucky Tax-Free Fund was reorganized and the fiscal year-end of the Fund, subsequent to August 31, 1997, was changed to June 30 (Note 7).

(B) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.

(C) Calculated using weighted average shares outstanding during the period.

(D) Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been
    1.55%(F), 1.78% and 1.65%(F) for the periods ended June 30, 1998 and August 31, 1997 and 1996, respectively (Note 4).

(F) Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
June 30, 1998
================================================================================
1. Organization
The Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund (collectively, the Funds) are each a separate series of shares of Countrywide Tax-Free Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 13, 1981. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. The Kentucky Tax-Free Fund was originally organized as a series of Trans Adviser Funds, Inc. (Note 7).

The Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-quality, short-term municipal obligations.

The California Tax-Free Money Fund seeks the highest level of interest income exempt from federal and California income taxes, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term California municipal obligations.

The Ohio Tax-Free Money Fund seeks the highest level of current income exempt from federal income tax and Ohio personal income tax, consistent with liquidity and stability of principal. The Fund invests primarily in a portfolio of high-quality, short-term Ohio municipal obligations.

The Florida Tax-Free Money Fund seeks the highest level of interest income exempt from federal income tax, consistent with liquidity and stability of principal, by investing primarily in high-quality, short-term Florida municipal obligations the value of which is exempt from the Florida intangible personal property tax.

The Tax-Free Intermediate Term Fund seeks high current income exempt from federal income tax, consistent with protection of capital, by investing primarily in high-grade municipal obligations maturing within twenty years or less with a dollar-weighted average portfolio maturity under normal market conditions of between three and ten years. To the extent consistent with the Fund's primary objective, capital appreciation is a secondary objective.

The Ohio Insured Tax-Free Fund seeks the highest level of interest income exempt from federal income tax and Ohio personal income tax, consistent with protection of capital. The Fund invests primarily in high and medium-quality, long-term Ohio municipal obligations which are protected by insurance guaranteeing the payment of principal and interest in the event of a default.

The Kentucky Tax-Free Fund seeks the highest level of interest income exempt from federal and Kentucky income taxes, consistent with protection of capital. The Fund invests primarily in high and medium-quality Kentucky municipal obligations.

The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund each offer two classes of shares: Class A shares (sold subject to a maximum front-end sales load of 2% for the Tax-Free Intermediate Term Fund and 4% for the Ohio Insured Tax-Free Fund and a distribution fee of up to 0.25% of average daily net assets of each Fund) and Class C shares (sold subject to a maximum contingent deferred sales load of 1% for a one-year period and a distribution fee of up to 1% of average daily net assets of each Fund). Each Class A and Class C share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which will cause Class C shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

The Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each offer two classes of shares: Retail shares (sold subject to a distribution fee of up to 0.25% of average daily net assets of each Fund) and Institutional shares (sold without a distribution fee). Each Retail and Institutional share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Retail shares bear the expenses of distribution fees, which will cause Retail shares to have a higher expense ratio and to pay lower dividends than those related to Institutional shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; (iii) each class has exclusive voting rights with respect to matters affecting only that class; and (iv) Retail shares are subject to a lower minimum initial investment requirement and offer certain shareholder services not available to Institutional shares such as checkwriting and automatic investment and redemption plans.

================================================================================
2. Significant Accounting Policies
The periods ended June 30, 1998, referred to within the Notes to Financial Statements, represent the year then ended, except for the Kentucky Tax-Free Fund which represents the ten months then ended. The following is a summary of the Trust's significant accounting policies:

Security valuation -- Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund and Florida Tax-Free Money Fund securities are valued on an amortized cost basis, which approximates market. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share. Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund and Kentucky Tax-Free Fund securities are valued at market using an independent pricing service which generally utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff to determine what it believes is the fair value of the securities. On limited occasions, if the valuation provided by the pricing service ignores certain market conditions affecting the value of a security or the pricing service cannot provide a valuation, the fair value of the security will be determined in good faith consistent with procedures established by the Board of Trustees.

Share valuation -- The net asset value per share of the Tax-Free Money Fund, the California Tax-Free Money Fund and the Kentucky Tax-Free Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by its number of shares outstanding. The net asset value per share of each class of shares of the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is also calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

The offering price per share of the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund is equal to the net asset value per share. The maximum offering price of Class A shares of the Tax-Free Intermediate Term Fund is equal to net asset value per share plus a sales load equal to 2.04% of the net asset value (or 2% of the offering price). The maximum offering price of Class A shares of the Ohio Insured Tax-Free Fund and shares of the Kentucky Tax-Free Fund is equal to net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of each Fund is equal to the net asset value per share.

The redemption price per share of each Fund, including each class of shares with respect to the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, is equal to net asset value per share. However, Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends from net investment income are declared daily and paid on the last business day of each month. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Allocations between classes -- Investment income earned by the Ohio Tax-Free Money Fund, the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund is allocated daily to each class of shares based on the percentage of the net asset value of settled shares of such class to the total of the net asset value of settled shares of both classes of shares. Realized capital gains and losses and unrealized appreciation and depreciation are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

================================================================================
Organization costs -- Costs incurred by the Kentucky Tax-Free Fund in connection with the organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made. In addition, each Fund intends to satisfy conditions which enable it to designate the interest income generated by its investment in municipal securities, which is exempt from federal income tax when received by the Fund, as exempt-interest dividends upon distribution to shareholders.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of June 30, 1998:

                                                               Tax-Free       Ohio Insured        Kentucky
                                                             Intermediate       Tax-Free          Tax-Free
                                                               Term Fund          Fund              Fund
Gross unrealized appreciation...........................   $    2,440,258    $   4,683,745     $     144,927
Gross unrealized depreciation...........................           (2,044)          (2,582)           (1,191)
                                                           --------------   ---------------   ---------------
Net unrealized appreciation.............................   $    2,438,214    $   4,681,163     $    143,736
                                                           ==============   ===============   ===============

The tax basis of investments for each Fund is equal to the amortized cost as shown on the Statements of Assets and Liabilities.

As of June 30, 1998, the Tax-Free Intermediate Term Fund had capital loss carryforwards for federal income tax purposes of $996,209, none of which expire prior to June 30, 1999. These capital loss carryforwards may be utilized in future years to offset net realized capital gains prior to distribution to shareholders.

3.  Investment Transactions
Investment transactions (excluding short-term investments) were as follows for the period ended June 30, 1998:

----------------------------------------------------------------------------------------------------------
                                                                 Tax-Free     Ohio Insured        Kentucky
                                                             Intermediate         Tax-Free        Tax-Free
                                                                Term Fund             Fund            Fund
----------------------------------------------------------------------------------------------------------
Purchases of investment securities......................   $   20,968,625   $   29,736,635   $   3,887,513
                                                           ==============   ==============   =============
Proceeds from sales and maturities of
  investment securities.................................   $   26,989,988   $   34,424,889   $   4,688,048
                                                           ==============   ==============   =============

4.  Transactions with Affiliates
The Chairman and the President of the Trust are also officers of Countrywide Financial Services, Inc., whose subsidiaries include Countrywide Investments, Inc. (the Adviser), the Trust's investment adviser and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's transfer agent, shareholder service agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

================================================================================
MANAGEMENT AGREEMENT
Each Fund's investments are managed by the Adviser under the terms of a Management Agreement. Under the Management Agreement, each Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.5% of its respective average daily net assets up to $100 million, 0.45% of such net assets from $100 million to $200 million, 0.4% of such net assets from $200 million to $300 million and 0.375% of such net assets in excess of $300 million.

In order to voluntarily reduce operating expenses during the periods ended June 30, 1998, the Adviser waived $46,680 of its investment advisory fees and reimbursed $7,979 of Institutional expenses for the Ohio Tax-Free Money Fund, waived $107,645 of its investment advisory fees and reimbursed $7,114 of Institutional expenses for the Florida Tax-Free Money Fund, reimbursed $948 of Class A expenses for the Ohio Insured Tax-Free Fund and waived its investment advisory fees of $32,172 and reimbursed $36,336 of other operating expenses for the Kentucky Tax-Free Fund.

The Adviser has agreed, until at least August 31, 1999, to waive fees and reimburse expenses to the extent necessary to limit total operating expenses to 0.82% for the Kentucky Tax-Free Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records for each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $25.00 per shareholder account from each of the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund and $21.00 per shareholder account from each of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net assets, of $2,500 per month from each of the Tax-Free Money Fund, the California Tax-Free Money Fund and the Kentucky Tax-Free Fund, $6,000 per month from the Ohio Tax-Free Money Fund and $4,000 per month from each of the Florida Tax-Free Money Fund, the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund. In addition, each Fund is subject to an additional charge of 0.001% of its respective average daily net assets in excess of $300 million, and each Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Adviser is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Adviser, the Adviser earned $3,650, $8,177 and $5,781 from underwriting and broker commissions on the sale of shares of the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund, respectively, during the periods ended June 30, 1998. In addition, the Adviser collected $6,430 and $5,587 of contingent deferred sales loads on the redemption of Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of the Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

================================================================================
CUSTODIAN AGREEMENTS
The Fifth Third Bank, which serves as the custodian for each Fund except for the Florida Tax-Free Money Fund, was a significant shareholder of record of the Ohio Tax-Free Money Fund as of June 30, 1998. Under the terms of its Custodian Agreement, The Fifth Third Bank receives from each such Fund an asset-based fee plus transaction charges for each security transaction entered into by the Funds. Huntington Trust Company, N.A. (Huntington), which serves as the custodian for the Florida Tax-Free Money Fund, was a significant shareholder of record of such Fund as of June 30, 1998. Under the terms of its Custodian Agreement, Huntington receives from the Fund an asset-based fee.

PRIOR AFFILIATE AGREEMENTS
Prior to August 30, 1997, the investment adviser of the Kentucky Tax-Free Fund was Trans Financial Bank, N.A.; Forum Financial Corp. served as the transfer agent and dividend disbursing agent and performed portfolio accounting services; Forum Financial Services, Inc. acted as distributor of the Fund's shares; and Forum Administrative Services, LLC supervised the administration of all aspects of the Fund's operations. Contractual amounts paid by the Fund for the performance of these services are reflected in the Fund's Statement of Operations for the year ended August 31, 1997. As of June 30, 1998, Trans Financial Bank, N.A. was a significant shareholder of record of the Kentucky Tax-Free Fund.

5. Capital Share Transactions
Capital share transactions for the Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund are identical to the dollar value of those transactions as shown in the Statements of Changes in Net Assets. Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets for the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund are the result of the following capital share transactions for the periods shown:

------------------------------------------------------------------------------------------------------------------------
                                                        Tax-Free Intermediate                      Ohio Insured
                                                              Term Fund                            Tax-Free Fund
                                                         Year               Year                Year               Year
                                                        Ended              Ended               Ended              Ended
                                                     June 30,           June 30,            June 30,           June 30,
                                                         1998               1997                1998               1997
------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ....................................     1,116,388          1,150,995         11,401,093         14,158,992
Shares issued in reinvestment of
   distributions to shareholders ...............       180,589            209,803            236,258            233,941
Shares redeemed ................................    (1,853,155)        (2,285,966)       (11,832,144)       (14,943,520)
                                                   -----------        -----------        -----------        -----------

Net decrease in shares outstanding .............      (556,178)          (925,168)          (194,793)       ( 550,587 )
Shares outstanding, beginning of year ..........     5,313,679          6,238,847          5,794,738          6,345,325
                                                   -----------        -----------        -----------        -----------

Shares outstanding, end of year ................     4,757,501          5,313,679          5,599,945          5,794,738
                                                   ===========        ===========        ===========        ===========

CLASS C
Shares sold ....................................       160,180            168,900            206,187            135,167
Shares issued in reinvestment of
   distributions to shareholders ...............        15,574             17,517             16,990             13,108
Shares redeemed ................................      (217,791)          (200,429)       ( 181,289 )        ( 100,548 )
                                                   -----------        -----------        -----------        -----------

Net increase (decrease) in shares outstanding ..       (42,037)           (14,012)            41,888             47,727
Shares outstanding, beginning of year ..........       468,857            482,869            379,664            331,937
                                                   -----------        -----------        -----------        -----------

Shares outstanding, end of year ................       426,820            468,857            421,552            379,664
                                                   ===========        ===========        ===========        ===========

================================================================================

-----------------------------------------------------------------------------------
                                                      Kentucky Tax-Free Fund
                                                Ten Months         Year      Period
                                                     Ended        Ended       Ended
                                                  June 30,     Aug. 31,    Aug. 31,
                                                      1998         1997      1996(A)
------------------------------------------------------------------------------------
Shares sold ..................................      43,967      127,642   2,814,888
Shares issued in reinvestment of distributions
  to shareholders ............................      15,102       29,744      57,538
Shares redeemed ..............................    (181,304)   ( 909,256 ) (1,297,814)
                                                 ---------    ---------   ---------
Net increase (decrease) in shares outstanding     (122,235)   ( 751,870 ) 1,574,612
Shares outstanding, beginning of period ......     822,742    1,574,612        --
                                                 ---------    ---------   ---------
Shares outstanding, end of period ............     700,507      822,742   1,574,612
                                                 =========    =========   =========

(A) Represents the period from the commencement of operations (September 27, 1995) through August 31, 1996.

6.  Portfolio Composition
As of June 30, 1998, the Ohio Tax-Free Money Fund and the Ohio Insured Tax-Free Fund were invested exclusively in debt obligations issued by the State of Ohio and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Ohio personal income tax. The California Tax-Free Money Fund was invested exclusively in debt obligations issued by the State of California and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from California income tax. The Florida Tax-Free Money Fund was 65.9% invested in debt obligations issued by the State of Florida and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the value of which is exempt from the Florida intangible personal property tax. The Kentucky Tax-Free Fund was invested exclusively in debt obligations issued by the State of Kentucky and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from Kentucky income tax. As of June 30, 1998, 22.8% of the portfolio securities of the Tax-Free Money Fund were concentrated in the State of Ohio, 12.9% in the State of Kentucky and 10.0% in the State of Texas. For information regarding portfolio composition by state for the Tax-Free Intermediate Term Fund, see the Fund's Portfolio of Investments.

The Ohio Insured Tax-Free Fund and the Kentucky Tax-Free Fund are each non-diversified Funds under the 1940 Act. Thus, investments may be concentrated in fewer issuers than those of a diversified fund. As of June 30, 1998, the Kentucky Tax-Free Fund had concentrations of investments (10% or greater) in two issuers which collectively totaled 23.2%. No other Funds had concentrations of investments in any one issuer.

The Tax-Free Money Fund, the California Tax-Free Money Fund, the Ohio Tax-Free Money Fund and the Florida Tax-Free Money Fund each invest in municipal securities maturing in 13 months or less and having a short-term rating in one of the top two ratings categories by at least two nationally recognized statistical rating agencies (or by one such agency if a security is rated by only that agency) or, if unrated, are determined by the Adviser, under the supervision of the Board of Trustees, to be of comparable quality.

As of June 30, 1998, 42.1% of the Tax-Free Intermediate Term Fund's portfolio securities were rated AAA/Aaa [using the higher of Standard & Poor's Corporation (S&P) or Moody's Investors Service, Inc. (Moody's) ratings], 28.2% were rated AA/Aa, 26.3% were rated A/A and 3.4% were not rated. For the Kentucky Tax-Free Fund's portfolio securities, 41.0% were rated AAA/Aaa, 10.2% were rated AA/Aa, 20.4% were rated A/A, and 25.7% were rated BBB/Baa, and 2.7% were not rated.

As of June 30, 1998, 92.9% of the Ohio Insured Tax-Free Fund's long-term portfolio securities were either (1) insured by an insurance policy obtained from a recognized insurer which carries a rating of AAA by S&P or Aaa by Moody's, (2) guaranteed as to the payment of interest and principal by an agency or instrumentality of the U.S. Government or (3) secured as to the payment of interest and principal by an escrow account consisting of obligations of the U.S. Government. Three private insurers individually insure more than 10% of the Ohio Insured Tax-Free Fund's portfolio securities and collectively insure 72.3% of its portfolio securities.

================================================================================
The concentration of investments for each Fund as of June 30, 1998, classified by revenue source, was as follows:

--------------------------------------------------------------------------------------------------------------------
                                                       California    Ohio  Florida     Tax-Free    Ohio
                                               Tax-Free Tax-Free Tax-Free Tax-Free Intermediate  Insured    Kentucky
                                                  Money    Money    Money    Money         Term Tax-Free    Tax-Free
                                                   Fund     Fund     Fund     Fund         Fund     Fund        Fund
--------------------------------------------------------------------------------------------------------------------
General Obligations............................   12.5%    14.7%    28.5%    14.5%        20.8%    42.9%         --
Revenue Bonds:
  Industrial Development/Pollution Control.....   38.1%    31.7%    24.2%    12.4%         8.2%     4.5%       10.7%
  Hospital/Health Care.........................   15.9%     4.6%    27.4%    29.0%        12.7%    20.6%       10.6%
  Housing/Mortgage.............................    9.3%     5.7%     2.8%    15.6%        11.5%     5.0%        7.1%
  Utilities....................................    6.9%    21.3%     3.4%     5.2%         4.2%    14.4%        7.6%
  Education....................................    6.3%     4.7%     4.5%     8.4%        21.2%     4.3%       11.0%
  Transportation...............................    4.6%     2.3%       --     1.3%         6.9%     2.8%       15.7%
  Public Facilities............................    1.4%     1.5%     3.5%     0.2%         1.8%     1.7%       19.2%
  Economic Development.........................    5.0%     4.8%     3.5%     5.6%         3.1%      --        12.6%
  Leases.......................................      --     4.0%       --     0.5%         2.9%       --        5.5%
  Special Tax..................................      --     1.3%     0.3%     0.5%         3.7%     2.7%         --
  Miscellaneous................................      --     3.4%     1.9%     6.8%         3.0%     1.1%         --
                                                -------  -------  -------  -------       ------   ------     -------

Total .........................................  100.0%   100.0%   100.0%   100.0%       100.0%   100.0%      100.0%
                                                =======  =======  =======  =======       ======   ======     =======

--------------------------------------------------------------------------------------------------------------------

7.  Agreement and Plan of Reorganization
The Kentucky Tax-Free Fund was originally organized as a series of Trans Adviser Funds, Inc. (Trans Adviser), an open-end management investment company incorporated under the laws of the State of Maryland. Pursuant to an Agreement and Plan of Reorganization dated May 31, 1997, the Fund, on August 29, 1997, succeeded to the assets and liabilities of a series of Trans Adviser with the same name (the Predecessor Fund). The investment objectives, policies and restrictions of the Fund and its Predecessor Fund are substantially identical.

For federal income tax purposes, the reorganization of the Kentucky Tax-Free Fund qualifies as a tax-free reorganization with no tax consequences to the Fund, its Predecessor Fund or their shareholders. In connection with the reorganization, the fiscal year-end of the Fund, subsequent to August 31, 1997, has been changed from August 31 to June 30.

8.  Federal Tax Information for Shareholders (Unaudited)
In accordance with federal tax requirements, each Fund designates its respective dividends paid from net investment income during the periods ended June 30, 1998 as "exempt-interest dividends". On November 28, 1997, the Ohio Insured Tax-Free Fund paid a short-term capital gain distribution of $0.0240 per share and a long-term capital gain distribution of $0.0550, of which $0.0253 was designated as 28% rate gains. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distributions, if any, paid during the 1998 calendar year early in 1999.

TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 21.8%          RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $    750,000  Goodman, WI, Sanitation Dist. No. 1 Sys. Rev. BANS..........  4.100%  12/01/1998  $   750,000
      500,000  Pima Co., AZ, USD No.1 (Tucson), Prerefunded @ 102..........  6.750   07/01/1998      510,000
      200,000  Arizona St. Highway Trans. Rev., Ser. A.....................  5.700   07/01/1998      200,000
      635,000  Los Alamos Co., NM, Income Utility Rev., Ser. A.............  4.800   07/01/1998      635,000
      110,000  University of New Mexico, Valencia Co. Branch Comm.
                College, GO................................................  4.500   08/01/1998      110,061
      100,000  Ohio St., GO................................................  3.850   08/01/1998      100,000
      500,000  Mesquite, TX, ISD GO, Ser. A................................  7.250   08/15/1998      502,014
      130,000  New York St. Medical Care Fac. Rev., Escrowed to Maturity...  7.250   08/15/1998      130,538
      370,000  Charlotte, NC, COP, Ser. D (Equipment Acq. Proj.)...........  4.050   09/01/1998      370,180
      245,000  Pace, FL, Ppty. Fin. Auth. Util. Sys. Rev...................  4.000   09/01/1998      245,000
      110,000  Philadelphia, PA, Parking Auth. Rev., Prerefunded @ 102.....  7.250   09/01/1998      112,825
      250,000  Alabama St. Municipal Elec. Auth. Power Supply Rev., Ser. A.  6.000   09/01/1998      250,937
      150,000  Ohio St. IDR, Ser. 1997 (Bomaine Corp. Proj.)...............  4.300   11/01/1998      150,000
      110,000  Okanogan Co., WA, GO........................................  3.800   12/01/1998      110,000
    1,000,000  Merrimack Co., NH, TANS.....................................  3.780   12/30/1998    1,000,146
      500,000  Chesterfield Co., VA, GO, Ser. B............................  6.200   01/01/1999      505,765
      600,000  Massillion, OH, GO BANS.....................................  4.550   01/15/1999      602,034
      641,600  American Municipal Power Sys. Impt. BANS (Village
                of Milan Proj.)............................................  3.950   01/22/1999      641,600
      435,000  Collin Co., TX, Comm. College Dist. Rev.....................  4.500   02/01/1999      436,684
      459,000  St. Mary's, OH, CSD, GO BANS................................  3.990   02/23/1999      459,399
      315,000  Washoe Co., NV, GO, Prerefunded @ 102.......................  7.375   07/01/1999      331,275
--------------                                                                                   ------------
 $  8,110,600  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
--------------
               (Amortized Cost $8,153,458).................................                      $ 8,153,458
                                                                                               ------------
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 57.5%                  RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $    900,000  Eddyville, IA, IDR (Heartland Lysine, Inc.).................  3.800%  07/01/1998  $   900,000
    1,500,000  Montgomery Co., OH, Ser. 1998A (Miami Valley Hosp.).........  4.000   07/01/1998    1,500,000
      500,000  Hopewell, VA, IDR (Hadson Power)............................  4.050   07/01/1998      500,000
      600,000  Idaho Health Fac. Auth. Rev., Ser. 1995 (St. Luke's Reg.
                Medical Cntr.).............................................  3.750   07/01/1998      600,000
    1,550,000  Kentucky Econ. Dev. Fin. Auth. Rev., Ser. 1995 (Sisters
                of Charity Nazareth).......................................  3.800   07/01/1998    1,550,000
      500,000  Arapahoe Co., CO, Rev., Ser. 1997 (Denver Jet Cntr. Proj.)..  3.900   07/01/1998      500,000
    1,000,000  Ohio St. Air Qual. Dev. Auth. Rev., Ser. 1995A..............  3.800   07/01/1998    1,000,000
    1,000,000  Cuyahoga Co., OH, Hosp. Impt. Rev., Ser. 1997D (Cleveland
                Clinic Foundation).........................................  4.000   07/01/1998    1,000,000
      700,000  Pinal, Co., AZ, IDA PCR (Magma Copper Co.)..................  3.900   07/01/1998      700,000
      900,000  Pinellas Co., FL, Health Fac. Rev. (Pooled Hosp. Loan)......  3.900   07/01/1998      900,000
    1,800,000  Trinity River, TX, Ser. 1997 (ADP Proj.)....................  4.000   07/01/1998    1,800,000
    1,000,000  Hamilton Co., OH, Health System Rev. (Franciscan Sisters)...  4.750   07/01/1998    1,000,000
    1,000,000  Chicago, IL, O'Hare International Airport, Ser. B
                (American Airlines)........................................  4.000   07/01/1998    1,000,000
    1,000,000  Illinois Dev. Fin. Auth. MFH Rev. (Cobbler Square Proj.)....  4.250   07/01/1998    1,000,000
      400,000  Montebello, CA, COP, Ser. 1997 (Montebello Public
                Impt. Corp.)...............................................  3.950   07/01/1998      400,000
      200,000  Kentucky EDR, Hosp. Facs. Rev., Ser. D (Health Alliance)....  3.550   07/01/1998      200,000
      330,000  Coppell, TX, IDR (Minyards Prop., Inc.).....................  3.900   07/01/1998      330,000
      335,000  Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)...................  4.050   07/02/1998      335,000
       70,000  St. Cloud, MN, Hsg. & Redev. Auth. Rev. (Coborn Realty Co.).  3.800   07/02/1998       70,000
    1,000,000  District of Columbia MFH, Tyler House Trust COP,
                Ser. 1995A.................................................  3.850   07/02/1998    1,000,000
      675,000  Brooklyn Park, MN, IDR (Schmidt Proj.)......................  3.800   07/02/1998      675,000
    1,500,000  Athens-Clarke Co., GA, IDR (Nakanishi Corp. Proj.)..........  4.125   07/02/1998    1,500,000
TAX-FREE MONEY FUND (Continued)
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 57.5%                  RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $  1,200,000  Indiana St. Dev. Fin. Auth. Rev. (Lutheran H.S. Proj.)......  3.700%  07/02/1998  $ 1,200,000
    1,315,000  Mankato, MN, IDR, Ser. 1998 (Sacco Family Proj.)............  3.950   07/02/1998    1,315,000
      525,000  Frankfort, MN, IDR, Ser. 1995 (J&B, Inc.)...................  3.800   07/02/1998      525,000
--------------                                                                                   ------------
 $ 21,500,000  TOTAL FLOATING & VARIABLE RATE DEMAND NOTES
--------------
               (Amortized Cost $21,500,000)................................                      $21,500,000
                                                                                                 ------------
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 18.9%                              RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $    735,000  Buckeye Tax-Exempt Mtg. Bond Trust..........................  4.050%  08/01/1998  $   733,481
      570,000  Fort Mitchell, KY, Indust. Bldg. Rev.
                (Grandview/Hemmer Proj.)...................................  4.000   08/01/1998      570,000
      605,000  Corpus Christi, TX, IDR (Tex-Air Investment Co. Proj.)......  3.900   08/01/1998      605,000
      290,000  Lansing, MI, EDR (LGH Office Bldg. Proj.)...................  3.700   08/15/1998      290,000
    1,200,000  Owensboro, KY, IDR, Ser. 1985 (Dart Container)..............  3.750   09/01/1998    1,200,000
      106,000  Citizens Federal Tax-Exempt Mtg. Bond Trust.................  3.850   09/01/1998      106,000
      150,000  Cuyahoga Co., OH, IDR (Halle Office Bldg.)..................  4.015   10/01/1998      150,000
      500,000  Santa Clara Co., CA, Hsg. Auth. Rev. (Orchard
                Glen Apartments)...........................................  5.250   11/01/1998      500,000
      180,000  Medina Co., OH, IDR (Nationwide One Proj.)..................  3.950   11/01/1998      179,948
    1,000,000  Westmoreland Co., PA, IDR (White Cons Indust.)..............  4.010   12/01/1998    1,000,000
      540,000  Henderson Co., KY, River Port Auth. IDR
                (David Joseph Proj.).......................................  3.700   01/01/1999      539,649
      500,000  Colorado Health Fac. Auth. Rev., Ser. 1998A.................  3.700   01/15/1999      500,000
      680,000  Lexington-Fayette Co., KY, Urban Govt. Rev.
                (Providence Montessori)....................................  4.125   07/01/1999      680,000
--------------                                                                                   ------------
 $  7,056,000  TOTAL ADJUSTABLE RATE PUT BONDS
--------------
               (Amortized Cost $7,054,078).................................                      $ 7,054,078
                                                                                                 ------------

 $ 36,666,600  TOTAL INVESTMENT SECURITIES-- 98.2%
==============
               (Amortized Cost $36,707,536)................................                      $36,707,536

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.8% ...............                          675,907
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $37,383,443
                                                                                                 ============

See accompanying notes to financial statements and notes to portfolios of investments.

CALIFORNIA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 37.5%          RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $    150,000  Brawley, CA, Wastewater Treatment Fac. Rev., COP............  3.800%  07/01/1998  $   150,000
      460,000  Shasta, CA, Joint Powers Fin. Auth. Landfill Rev.,
                Ser. 1997A.................................................  3.850   07/01/1998      460,000
      500,000  Los Angeles Co., CA, Transportation Sales Tax Rev., Ser. A..  5.200   07/01/1998      500,000
      160,000  Los Angeles Co., CA, Transportation Comm. Sales Tax
                Rev., Ser. A...............................................  7.200   07/01/1998      163,200
      110,000  San Mateo Co., CA, Joint Powers Fin. Auth. Lease Rev........  3.700   07/15/1998      110,000
    1,000,000  Santa Cruz Co., CA, Office of Educ. TRANS...................  4.500   07/30/1998    1,000,460
    1,000,000  Butte Co., CA, Office of Educ. TRANS........................  4.500   07/31/1998    1,000,487
      430,000  Calaveras, CA, USD, GO......................................  3.600   08/01/1998      430,000
      100,000  San Jose Redev. Agcy., Tax Alloc. (Merged Area Proj.).......  4.200   08/01/1998      100,032
      250,000  Pasadena, CA, Comm. Dev., Tax Alloc. (Downtown
                Redev. Proj.)..............................................  4.750   08/01/1998      250,185
    1,000,000  South Coast Air Quality Mgmt. Dist. Bldg. Corp.,
                CA, Rev., Prerefunded @ 102................................  7.800   08/01/1998    1,024,803
      500,000  California St. Dept. of Veteran Affairs, Home
                Purchase Rev., Ser. A......................................  8.300   08/01/1998      511,782
    1,000,000  Oxnard, CA, School Dist. TRANS..............................  4.500   08/13/1998    1,000,734
      235,000  Northern CA, Power Agcy. Rev................................  6.125   08/15/1998      235,657
      200,000  Los Angeles Co., CA, Public Works Fin. Auth. Rev............  4.000   09/01/1998      200,090
      400,000  Modesto, CA, Irrigation Dist. Fin. Auth. Water Proj.
                Rev., Ser. 1998D...........................................  4.250   09/01/1998      400,467
      265,000  Montebello, CA,  Comm. Redev. Agcy., Tax Alloc., Ser. A.....  4.500   09/01/1998      265,305
      300,000  California St. GO...........................................  5.400   09/01/1998      300,766
    1,200,000  Simi Valley, CA, Public Fin. Auth. Rev., Prerefunded @ 102..  7.000   09/01/1998    1,230,193
      635,000  California St. GO...........................................  4.700   10/01/1998      636,706
      190,000  Virgin Islands, Public Fin. Auth. Rev., Ser. B..............  6.900   10/01/1998      191,538
    1,000,000  California St. GO Veterans Bonds, Ser. A-Q..................  8.750   10/01/1998    1,012,074
      205,000  California St. GO, Veterans Bonds, Ser. A-S................. 11.000   10/01/1998      208,631
      215,000  Sacramento, CA, COP, Prerefunded @ 100......................  6.500   11/01/1998      217,126
      750,000  University of California, COP, UCLA Central
                Chiller/Congeneration Fac. ................................ 10.750   11/01/1998      767,349
      175,000  Rubidoux, CA, Community Service Dist. COP (Water Sys.
                Impt. Proj.)...............................................  3.500   12/01/1998      174,834
      100,000  California St. Dept. of Veteran Affairs, Home
                Purchase Rev., Ser. B......................................  3.850   12/01/1998      100,000
      205,000  San Ramon, CA, Public Fin. Auth., Tax Alloc.................  3.600   02/01/1999      205,000
      270,000  Big Bear Lake, CA, COP (Big Bear Lake Impt. Agcy.)..........  6.000   02/01/1999      273,226
      500,000  Los Angeles, CA, Wastewater Sys. Rev., Ser. A,
                Prerefunded @ 102..........................................  7.000   02/01/1999      519,835
      330,000  Los Angeles, CA, Wastewater Sys. Rev., Ser. A,
                Prerefunded @ 102..........................................  7.100   02/01/1999      342,715
      285,000  Madera Co., CA, COP (Valley Childrens Hosp.)................  3.600   03/15/1999      285,000
      200,000  California Fin. Auth. Solid Waste Disposal Rev.,
                Ser. 1998C (City Fibers, Inc.).............................  4.000   04/01/1999      200,000
      250,000  San Diego Co., CA, Regional Transportation Comm.
                Sales Tax Rev., Ser. A.....................................  5.000   04/01/1999      252,366
      100,000  San Diego, CA, Sewer Rev., Ser. A...........................  4.000   05/15/1999      100,125
      100,000  California St. GO, Ser. B-J.................................  4.125   06/01/1999      100,118
      160,000  California St. University Trust COP.........................  6.000   06/01/1999      163,139
      255,000  Napa Valley, CA, USD, GO....................................  7.000   08/01/1999      263,711
--------------                                                                                   ------------
 $ 15,185,000  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS.........
--------------
               (Amortized Cost $15,347,653)................................                      $15,347,653
                                                                                                 ------------
CALIFORNIA TAX-FREE MONEY FUND (Continued)
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 56.4%                  RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $  1,000,000  California Higher Educ. Loan Auth. Student Loan Rev.........  3.500%  07/01/1998  $ 1,000,000
    1,600,000  Vacaville, CA, IDA, IDR (Leggett & Platt, Inc.).............  3.650   07/01/1998    1,600,000
    1,500,000  Dinuba, CA, Fin. Auth. Rev., Ser. 1996A (Wastewater
                Treatment Plant Proj.).....................................  3.950   07/01/1998    1,500,000
      400,000  Newport Beach, CA, Rev., Ser. C (Hoag Memorial Hosp.).......  3.600   07/01/1998      400,000
    1,400,000  San Rafael, CA, IDR, Ser. 1984 (Phoenix American, Inc.).....  3.700   07/01/1998    1,400,000
    2,900,000  Santa Paula, CA, Public Fin. Auth. Rev., Ser. 1996
                (Water Sys. Acquisition Proj.).............................  4.300   07/01/1998    2,900,000
    1,500,000  Ontario, CA, Rev., Ser. A (Redev. Agcy. Hsg. Fin.)..........  4.250   07/01/1998    1,500,000
      600,000  Montebello, CA, COP, Ser. 1997 (Montebello Public
                Impt. Corp.)...............................................  3.950   07/01/1998      600,000
    1,200,000  Newport Beach, CA, Rev., Ser. A (Hoag Memorial Hosp.).......  3.600   07/01/1998    1,200,000
    1,000,000  San Bernardino Co., CA, Capital Impt.
                Refinancing Proj. Rev. ....................................  3.900   07/02/1998    1,000,000
    1,150,000  Alameda Co., CA, IDR, Ser. A (Tool Family Partnership)......  3.500   07/02/1998    1,150,000
    1,300,000  San Bernardino Co., CA, COP.................................  3.600   07/02/1998    1,300,000
      900,000  San Bernardino, CA, IDR (LaQuinta Motor Inns)...............  3.650   07/02/1998      900,000
    1,500,000  Hanford, CA, Sewer Rev., Ser. A.............................  3.900   07/02/1998    1,500,000
    2,000,000  Alameda Co., CA, IDR (Dicon Fiberoptics, Inc., Proj. A).....  3.500   07/02/1998    2,000,000
    3,200,000  California PCR Fin. Auth., Ser. 1983 (Southdown, Inc.)......  3.800   07/15/1998    3,200,000
--------------                                                                                   ------------
 $ 23,150,000  TOTAL FLOATING & VARIABLE RATE DEMAND NOTES
--------------
               (Amortized Cost $23,150,000)................................                      $23,150,000
                                                                                                 ------------
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 2.9%                               RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $  1,200,000  Huntington Park, CA, Redev. Agcy. Rev. (Huntington
                Park Personal Storage II)..................................  3.800%   08/01/1998 $ 1,200,000
--------------                                                                                   ------------
               (Amortized Cost $1,200,000)
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     COMMERCIAL PAPER-- 2.4%                                        RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $  1,000,000  San Diego, CA, IDR (SDG&E)..................................  3.550%  07/14/1998  $ 1,000,000
--------------                                                                                   ------------
               (Amortized Cost $1,000,000)

 $ 40,535,000  TOTAL INVESTMENT SECURITIES-- 99.2%
==============
               (Amortized Cost $40,697,653)................................                      $40,697,653

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.8% ...............                          315,179
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $41,012,832
                                                                                                 ============

See accompanying notes to financial statements and notes to portfolios of investments.

OHIO TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 33.7%          RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $    500,000  Ohio St. Higher Educ. Fac. Comm. Rev.
                (Western Reserve Univ.)....................................  4.750%  07/01/1998    $ 500,000
      925,000  Seneca Co., OH, Human Fac. GO BANS..........................  4.120   07/09/1998      925,054
      700,000  Marysville, OH, Road Realignment GO BANS....................  4.060   07/15/1998      700,069
    2,000,000  Plain Township, OH, Fire Station GO BANS....................  4.330   07/15/1998    2,000,438
      893,000  Reynoldsburg City, OH, Cap. Fac. GO BANS, Ser. 1998.........  4.150   07/15/1998      893,135
    1,000,000  Springboro City, OH, Water Sys. Impt. GO BANS, Ser. 1998....  4.050   07/28/1998    1,000,219
    2,226,000  Wood Co., OH, Sheriff's Dept. Impt. GO BANS, Ser. 1997......  4.250   07/31/1998    2,226,615
    1,000,000  Euclid City, OH, Various Purpose GO BANS....................  4.120   07/31/1998    1,000,134
    2,000,000  Ohio St. GO.................................................  3.850   08/01/1998    2,000,073
      250,000  Ohio St. GO.................................................  4.000   08/01/1998      250,054
    1,000,000  Ohio St. GO.................................................  5.500   08/01/1998    1,001,476
      270,000  Ohio St., Infrastructure GO.................................  3.800   08/01/1998      270,014
    1,000,000  Pickerington, OH, LSD School Impt. GO BANS, Ser. 1998.......  4.070   08/03/1998    1,000,393
    1,400,000  Wadsworth, OH, CSD School Impt. GO BANS, Ser. 1998..........  4.230   08/04/1998    1,400,554
    1,000,000  Wadsworth, OH, CSD School Impt. GO BANS.....................  4.375   08/04/1998    1,000,431
    1,060,000  Mason-Deerfield Joint Fire Dist. GO BANS, Ser. 1997.........  4.260   08/05/1998    1,060,254
    2,440,000  Ottawa Co., OH, Regional Water Sys. Impt. GO BANS...........  4.125   08/06/1998    2,440,578
    1,055,000  Marysville, OH, Downtown Sidewalk GO BANS...................  4.220   09/03/1998    1,055,481
      207,000  Plain, OH, LSD School Impt. GO BANS.........................  4.310   09/03/1998      207,067
      890,000  Marysville, OH, Various Purpose GO BANS.....................  4.160   09/03/1998      890,390
    1,000,000  Wilmington, OH, CSD School Impt. GO BANS....................  4.300   09/08/1998    1,001,113
    1,180,000  Loveland, OH, Real Estate Acq. GO BANS......................  4.110   09/10/1998    1,180,464
      250,000  Columbus, OH, GO, Ser. 2....................................  4.350   09/15/1998      250,329
    4,075,000  Mayfield Village, OH, Various Purpose GO BANS...............  4.125   09/29/1998    4,077,107
    1,200,000  Rural Lorain, OH, Water Auth. Rev., Prerefunded @ 102.......  7.700   10/01/1998    1,235,107
      900,000  Salem, OH, CSD Energy Conserv. GO BANS, Ser. 1997...........  4.130   10/01/1998      900,390
    1,050,000  Ohio St. Bldg. Auth. Rev., Ser. C...........................  7.100   10/01/1998    1,058,367
    2,000,000  Ontario, OH, LSD School Impt. GO BANS.......................  4.375   10/07/1998    2,003,340
    1,000,000  Lake Co., OH, Various Purpose GO BANS.......................  4.070   10/08/1998    1,000,442
    1,580,000  Streetsboro City, OH, Various Purpose GO BANS...............  4.150   10/09/1998    1,580,623
    2,030,000  Jackson Co., OH, Correction Fac. GO BANS,  Ser. 1997........  4.330   10/15/1998    2,031,884
    1,000,000  Hamilton, OH, Elec. Sys. Rev., Ser. B, Prerefunded @ 102....  8.000   10/15/1998    1,032,011
      500,000  Columbus, OH, Water Sys. Rev................................  5.500   11/01/1998      502,929
    1,000,000  Ohio St. Public Fac. Rev., Ser. II-B........................  4.500   11/01/1998    1,002,597
      500,000  Ohio St. Higher Educ. Fac. Comm. Rev. (Xavier
                Univ. Proj.), Prerefunded @ 100............................  7.200   11/01/1998      505,927
      500,000  Lima, OH, River Corridor Land Acq. GO BANS..................  4.250   11/10/1998      500,435
      500,000  Cuyahoga Co., OH, Hosp. Rev. (Cleveland Clinic Foundation)..  5.250   11/15/1998      502,819
    1,155,000  Marysville, OH, Various Purpose GO BANS.....................  4.220   11/19/1998    1,156,157
    3,500,000  Hamilton, OH, Real Estate Acq. GO BANS......................  4.850   11/19/1998    3,503,227
    2,000,000  Summit Co., OH, Various Purpose GO BANS, Ser. 1997B.........  4.875   11/19/1998    2,007,996
    1,425,000  Marion Co., OH, Correctional Fac. GO BANS...................  4.100   11/23/1998    1,426,195
    1,190,500  Fort Recovery, OH, LSD School Construction GO BANS..........  4.230   11/24/1998    1,192,721
      600,000  Gahanna-Jefferson, OH, CSD GO BANS..........................  4.500   12/01/1998      601,937
      500,000  Kettering, OH, Recreation Center GO.........................  4.300   12/01/1998      501,421
    1,580,000  Toledo, OH, Various Purpose GO, Ser. A......................  3.850   12/01/1998    1,580,000
      730,000  Toledo, OH, Various Purpose GO, Ser. B......................  3.850   12/01/1998      730,293
    1,135,000  Olentangy, OH, LSD School Impt. GO BANS.....................  3.900   12/01/1998    1,135,898
      300,000  Adams Co., OH, Valley LSD School Impt. GO BANS..............  4.550   12/01/1998      300,968
      640,000  Muskingum Co., OH, Brandywine Blvd. Extension GO BANS.......  4.350   12/02/1998      640,778
OHIO TAX-FREE MONEY FUND (Continued)
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 33.7%          RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $  1,200,000  Muskingum Co., OH, Juvenile Detention GO BANS...............  4.100%  12/03/1998  $ 1,202,079
      900,000  Hudson City, OH, Various Purpose GO BANS....................  4.125   12/10/1998      900,826
    2,900,000  Geauga Co., OH, Park Dist. GO...............................  4.080   12/10/1998    2,900,981
      840,000  Maple Heights, OH, CSD GO TRANS, Ser. 1998..................  4.000   12/11/1998      840,728
      885,000  Painesville City, OH, Various Purpose GO BANS...............  4.140   12/16/1998      885,937
      710,000  Wood Co., OH, Regional Water & Sewer GO BANS................  4.100   01/22/1999      710,570
      850,000  Marysville, OH, Various Purpose GO BANS.....................  4.070   01/28/1999      851,276
    3,239,377  Toledo, OH, CSD Energy Conserv. GO BANS.....................  4.000   01/29/1999    3,242,999
      600,000  North Ridgeville City, OH, Waterworks Sys. Impt. GO BANS....  4.200   02/03/1999      600,857
    1,190,000  Marion Co., OH, Human Services Bldg. Impt. GO BANS..........  4.100   02/10/1999    1,192,108
    1,200,000  South Euclid-Lyndhurst, OH, CSD Energy Conserv. GO..........  3.980   02/11/1999    1,201,636
    1,000,000  Mason, OH, CSD GO BANS, Ser. 1998A..........................  4.020   02/18/1999    1,002,575
    2,000,000  Van Wert Co., OH, Jail Construction GO BANS.................  3.930   02/18/1999    2,001,589
      950,000  Ottawa Co., OH,  Port Auth. Fac. GO BANS....................  3.980   02/23/1999      951,662
    1,130,000  Akron, OH, Waterworks Rev...................................  3.650   03/01/1999    1,130,000
      500,000  Ohio St. Bldg. Auth. Rev., Ser. A...........................  7.150   03/01/1999      511,060
    1,050,000  Salem, OH, CSD School Impt. GO BANS, Ser. 1998..............  3.900   03/04/1999    1,051,362
    3,960,000  American Municipal Power, OH, Rev. BANS (City of
                Wadsworth Proj.)...........................................  3.850   03/17/1999    3,960,000
      300,000  New Knoxville, OH, LSD School Impt. GO BANS.................  4.070   03/25/1999      300,463
    1,800,000  American Municipal Power, OH, Rev. BANS (Lodi Village Proj.)  3.875   03/25/1999    1,800,000
    1,266,000  Crestline Village, OH, Capital Facilities GO BANS, Ser. 1998  4.250   04/07/1999    1,267,865
      900,000  Allen Co., OH, Bath Township Ditch GO BANS..................  4.100   04/13/1999      902,037
    3,300,000  Hebron Village, OH, Sanitary Sewer Sys., Ser. 1998..........  4.580   04/15/1999    3,314,503
    1,000,000  Ohio St. Pub. Fac., Higher Educ. Rev., Ser. II-A............  4.750   05/01/1999    1,008,499
    1,250,000  Marysville, OH, Various Purpose GO BANS.....................  4.160   05/06/1999    1,252,639
    1,150,000  Ross Co., OH, Bldg. Acq. GO BANS............................  4.000   05/19/1999    1,150,000
    2,000,000  Summit Co., OH, Various Purpose GO BANS, Ser. 1998A.........  4.500   06/03/1999    2,013,462
    1,000,000  Norwalk City, OH, Street Impt. GO BANS (Downtown
                Rental Proj.)..............................................  4.000   06/10/1999    1,001,536
    2,500,000  Hamilton City, OH, Various Purpose GO BANS, Ser. 1998.......  3.750   06/11/1999    2,500,000
    2,400,000  Obetz Village, OH, Street Impt. GO BANS.....................  4.170   06/15/1999    2,403,736
    1,870,000  St. Mary's City, OH, Sanitation Impt. GO BANS...............  4.200   06/15/1999    1,875,160
    1,100,000  Van Wert City, OH, Sewer Sys. Impt. GO BANS.................  4.150   06/17/1999    1,103,054
      410,000  Parma, OH, CSD School Impt. GO BANS.........................  3.850   06/24/1999      410,000
    1,640,000  Clark Co., OH, Various Purpose GO BANS......................  4.150   06/24/1999    1,645,420
    2,100,000  American Municipal Power, OH, Rev. BANS
                (Montpelier Village Proj.).................................  3.950   07/15/1999    2,100,000
--------------                                                                                   ------------
 $107,926,877  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
--------------
               (Amortized Cost $108,152,523)...............................                      $108,152,523
                                                                                                 ------------
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 57.7%                  RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $     50,000  Franklin Co., OH, IDR (Columbus Dist.)......................  3.700%  07/01/1998  $    50,000
    2,200,000  Cuyahoga Co., OH, Educ. Fac. Rev., Ser. 1998 (United
                Cerebral Palsy Assoc.).....................................  3.650   07/01/1998    2,200,000
    4,100,000  Hamilton Co., OH, Hosp. Fac. Rev., Ser. 1997B
               (Health Alliance of Greater Cincinnati).....................  3.550   07/01/1998    4,100,000
    3,500,000  Summit, OH, Civic Fac. Rev., Ser. 1997 (YMCA Proj.).........  3.650   07/01/1998    3,500,000
      965,000  Centerville, OH, Health Care Rev. (Bethany Memorial)........  3.600   07/01/1998      965,000
    3,000,000  Cuyahoga Co., OH, Hosp. Rev., Ser. 1997C
                (Cleveland Clinic Foundation)..............................  3.550   07/01/1998    3,000,000
    1,700,000  Lorain Co., OH, IDR (EMH Med. Ctr. Proj.)...................  3.600   07/01/1998    1,700,000
    1,000,000  Butler Co., OH, IDR (Phillip Morris Co.)....................  3.600   07/01/1998    1,000,000
    1,375,000  Greene Co., OH, Health Care Fac. Rev. (Green Oaks Proj.)....  3.650   07/01/1998    1,375,000
OHIO TAX-FREE MONEY FUND (Continued)
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 57.7%                  RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $  2,320,000  Erie Co., OH, IDR (Toft Dairy, Inc.)........................  3.650%  07/01/1998  $ 2,320,000
      750,000  Orrville, OH, Hosp. Fac. Rev., Ser. 1990 (Orrville Hosp.)...  3.650   07/01/1998      750,000
    2,700,000  Hamilton Co., OH, Health Alliance, Ser. F...................  3.550   07/01/1998    2,700,000
    3,000,000  Clinton Co., OH, Hosp. Rev. (Ohio Hospital Cap., Inc.)......  3.650   07/01/1998    3,000,000
    2,000,000  Montgomery Co., OH, EDR Rev. (Dayton Art Institute).........  3.550   07/01/1998    2,000,000
      500,000  Ohio St. Environmental Impt. Rev. (U.S. Steel Corp.)........  3.850   07/01/1998      500,000
    2,900,000  Muskingum Co., OH, IDR (Elder-Beerman)......................  3.850   07/01/1998    2,900,000
    4,045,000  Cuyahoga Co., OH, IDR (S & R Playhouse Realty)..............  3.900   07/01/1998    4,045,000
    1,865,000  Franklin Co., OH, IDR (Capitol South).......................  3.950   07/01/1998    1,865,000
    2,200,000  Delaware Co., OH, IDR (Radiation Sterilizers, Inc.).........  3.900   07/01/1998    2,200,000
    1,000,000  Cuyahoga Co., OH, Hosp. Rev., Ser. 1997D (Cleveland
                Clinic Foundation).........................................  4.000   07/01/1998    1,000,000
      375,000  Franklin Co., OH, IDR (BOA Ltd. Proj.)......................  4.000   07/01/1998      375,000
    1,000,000  Wyandot Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)............  3.600   07/01/1998    1,000,000
      800,000  Cincinnati & Hamilton Co., OH, Port. Auth. EDR
                (Kenwood Office Assoc. Proj.)..............................  3.700   07/01/1998      800,000
    1,700,000  Montgomery Co., OH, Rev., Ser. 1998A (Miami Valley Hospital)  4.000   07/01/1998    1,700,000
   14,500,000  Hamilton Co., OH, Health Sys. Rev. (Franciscan Sisters).....  4.750   07/01/1998   14,500,000
    5,600,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. 1995A
                (Cincinnati Gas & Elect.)..................................  3.800   07/01/1998    5,600,000
      900,000  Lucas Co., OH, EDR (Glendale Meadows).......................  3.650   07/01/1998      900,000
      905,000  Cuyahoga Co., OH, IDR (Pleasant Lake Assoc.)................  3.650   07/01/1998      905,000
    2,170,000  Summit Co., OH, IDR (Bowery Assoc.).........................  3.600   07/01/1998    2,170,000
    1,000,000  Meigs Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)..............  3.600   07/01/1998    1,000,000
      494,000  Lorain Co., OH, IDR, Ser. C (Kindercare)....................  3.700   07/01/1998      494,000
      300,000  Medina, OH, IDR (Kindercare)................................  3.700   07/01/1998      300,000
    1,000,000  Delaware Co., OH, IDR, Ser. 1985 (MRG Ltd. Proj.)...........  3.600   07/01/1998    1,000,000
      375,000  Hudson Village, OH, IDR, Ser. A (Kindercare)................  3.700   07/01/1998      375,000
      965,000  Huron Co., OH, Rev. (Norwalk Furniture Corp.)...............  3.650   07/01/1998      965,000
      670,000  Montgomery Co., OH, Health Care Rev., Ser. A
                (Dayton Area MRI Consortium)...............................  3.650   07/01/1998      670,000
      200,000  Ohio St. Water Dev. Auth. Rev. (Timken Co. Proj.)...........  3.600   07/01/1998      200,000
      775,000  Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993A
               (Hospice of the Western Reserve)............................  3.650   07/01/1998      775,000
      900,000  Cuyahoga Co., OH, Health Care Fac. Rev. (Benjamin
                Rose Inst.)................................................  3.600   07/01/1998      900,000
      340,000  Montgomery Co., OH, IDR (Kindercare)........................  3.700   07/01/1998      340,000
      437,000  Stark Co., OH, IDR, Ser. D (Kindercare).....................  3.700   07/01/1998      437,000
      935,000  Lucas Co., OH, IDR, Ser. D (Kindercare).....................  3.700   07/01/1998      935,000
      564,000  Franklin Co., OH, IDR, Ser. D (Kindercare)..................  3.700   07/01/1998      564,000
    2,160,000  Defiance Co., OH, IDR (Isaac Property Proj.)................  3.650   07/01/1998    2,160,000
    1,000,000  Morrow Co., OH, IDR (Field Container Corp.).................  3.550   07/01/1998    1,000,000
    1,000,000  Toledo, OH, City Serv., Special Assessment..................  3.550   07/01/1998    1,000,000
      287,000  Middletown, OH, IDR, Ser. A (Kindercare)....................  3.700   07/01/1998      287,000
    1,300,000  Franklin Co., OH, IDR (Jacobsen Stores).....................  3.950   07/01/1998    1,300,000
      375,000  Wadsworth, OH, IDR (Kindercare).............................  3.700   07/01/1998      375,000
    1,750,000  Cuyahoga Co., OH, Health Care Fac. Rev., Ser. 1993B
                (Hospice of the Western Reserve)...........................  3.650   07/01/1998    1,750,000
    2,690,000  Hancock Co., OH, MFM Rev., Ser. A (Crystal Glen Apts.
                Proj. Phase II)............................................  3.600   07/02/1998    2,690,000
    4,485,000  Trumbull Co., OH, Health Care Fac. Rev. (Shepherd of
                the Valley)................................................  3.600   07/02/1998    4,485,000
      770,000  Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.).......  3.600   07/02/1998      770,000
      770,000  Marion Co., OH, Hosp. Impt. Rev., Ser. 1992
                (Pooled Lease Proj.).......................................  3.600   07/02/1998      770,000
    4,000,000  Montgomery Co., OH, Ltd. Oblig. Rev., Ser. 1996
                (St. Vincent De Paul Proj.)................................  3.750   07/02/1998    4,000,000
    3,500,000  Lima, OH, Hosp. Fac. & Impt. Rev., Ser. 1996
                (Lima Memorial Hosp.)......................................  3.600   07/02/1998    3,500,000
    1,610,000  Mahoning Co., OH, Health Care Fac. Rev.
                (Ohio Heart Institute).....................................  3.600   07/02/1998    1,610,000
    3,200,000  Butler Co., OH, Hosp. Fac. Rev., Ser. 1998A
               (Berkeley Square Retirement Cntr. Proj.)....................  3.650   07/02/1998    3,200,000
OHIO TAX-FREE MONEY FUND (Continued)
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 57.7%                  RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $    750,000  Pike Co., OH, EDR (Pleasant Hill)...........................  3.600%  07/02/1998  $   750,000
      450,000  Akron, Bath & Copley, OH, Joint Twp. Hosp. Rev.
                (Visiting Nurse Svcs. Proj.)...............................  3.600   07/02/1998      450,000
    1,252,900  Hamilton Co., OH, EDR, Ser. 1995 (Cincinnati Assoc.
                for the Performing Arts)...................................  3.650   07/02/1998    1,252,900
      350,000  Lucas Co., OH, Rev. (Sunshine Children's Home)..............  3.600   07/02/1998      350,000
    3,700,000  Ashtabula Co., OH, Hosp. Fac. Rev., Ser. 1995
                (Ashtabula Co. Med. Ctr. Proj.)............................  3.600   07/02/1998    3,700,000
    1,445,000  Village of Andover, OH, Health Care Rev., Ser. 1996
                (D&M Realty Proj.).........................................  3.600   07/02/1998    1,445,000
      405,000  Lucas Co., OH, IDR (S.A. Associates Proj.)..................  3.700   07/02/1998      405,000
      565,000  Summit Co., OH, IDR (Go-Jo Indust., Inc. Proj.).............  3.600   07/02/1998      565,000
      100,000  Marion Co., OH, Hosp. Impt. Rev. (Pooled Lease Proj.).......  3.600   07/02/1998      100,000
    1,180,000  Franklin Co., OH, IDR (Ohio Girl Scouts)....................  3.600   07/02/1998    1,180,000
    1,560,000  Allen Co., OH, Health Care Fac. Rev. (Mennonite
                Memorial Home Proj.).......................................  3.500   07/02/1998    1,560,000
    1,900,000  Summit Co., OH, Health Care Fac. Rev., Ser. 1997
                (Evant, Inc. Proj.)........................................  3.600   07/02/1998    1,900,000
    2,000,000  Franklin Co., OH, IDR (Alco Standard Corp.).................  3.650   07/02/1998    2,000,000
    1,700,000  Clinton Co., OH, Hosp. Rev. (Clinton Memorial Hosp.)........  3.600   07/02/1998    1,700,000
    5,630,000  Sharonville, OH, IDR (Duke Realty Proj.)....................  3.600   07/02/1998    5,630,000
    5,000,000  Hamilton Co., OH, Fac. Rev., Ser. 1997A (Episcopal
                Retirement Homes)..........................................  3.650   07/02/1998    5,000,000
    1,600,000  Warren Co., OH, IDR (Liquid Container Proj.)................  3.600   07/02/1998    1,600,000
    3,740,000  Montgomery Co., OH, Health Care Rev. (Comm.
                Blood Ctr. Proj.)..........................................  3.600   07/02/1998    3,740,000
    8,000,000  Franklin Co., OH, IDR (Berwick Steel).......................  4.250   07/02/1998    8,000,000
    1,000,000  Franklin Co., OH, Hosp. Rev. (U.S. Health Corp.)............  3.550   07/02/1998    1,000,000
    4,600,000  Ohio St. Higher Educ. Fac. Rev. (Pooled Fin.)...............  3.600   07/02/1998    4,600,000
      400,000  Franklin Co., OH, IDR (Columbus College)....................  3.600   07/02/1998      400,000
    4,800,000  Ohio St. EDR, Ser. 1983 (Court St. Ctr. Assoc. Ltd. Proj.)..  3.600   07/02/1998    4,800,000
      900,000  Rickenbacker, OH, Port. Auth. Rev. (Rickenbacker
                Holdings, Inc.)............................................  3.600   07/02/1998      900,000
    1,750,000  Westlake, OH, IDR (Nordson Co.).............................  3.500   07/02/1998    1,750,000
    5,000,000  Ohio St. Higher Educ. Fac. Comm. Rev. (Pooled Fin.).........  3.600   07/02/1998    5,000,000
    2,000,000  Cuyahoga Co., OH, IDR, Ser. 1989 (Motch Corp. Proj.)........  3.750   07/02/1998    2,000,000
    5,800,000  Hamilton Co., OH, Hosp. Fac. Rev., Ser. 1997A
                (Children's Hosp. Med. Ctr.................................  3.600   07/02/1998    5,800,000
    1,955,000  Mahoning Co., OH, Health Care Fac. Rev. (Copeland Oaks).....  3.600   07/02/1998    1,955,000
    1,975,000  Ashland Co., OH, Hosp. Fac. Rev., Ser. 1989
                (Good Shepherd Home).......................................  4.000   07/03/1998    1,975,000
      600,000  Ohio St. Higher Educ. Fac. Rev., (John Carroll University)..  4.250   07/06/1998      600,000
    4,250,000  Cincinnati & Hamilton Co., OH, Port. Auth. Rev.
                (Kaiser Agric. Chemical Co.)...............................  3.350   07/07/1998    4,250,000
    1,400,000  Hamilton Co., OH, IDR (ADP System)..........................  3.700   07/15/1998    1,400,000
--------------                                                                                   ------------
 $184,729,900  TOTAL FLOATING & VARIABLE RATE DEMAND NOTES
--------------
               (Amortized Cost $184,729,900)...............................                      $184,729,900
                                                                                                 ------------

OHIO TAX-FREE MONEY FUND (Continued)
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 9.2%                               RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $  2,500,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. A
                (Duquesne Light)...........................................  3.950%  07/10/1998  $ 2,500,000
    1,215,000  Hamilton, OH, IDR (Continental Commercial Ppty.)............  3.850   08/01/1998    1,215,000
    1,000,000  Ohio St. Air Quality Dev. Auth. Rev., Ser. A
                (Ohio Edison Proj.)........................................  4.350   08/01/1998    1,000,371
      884,000  Citizens Federal Tax-Exempt Mtg. Bond Trust.................  3.850   09/01/1998      884,000
    2,520,000  Perry Co., OH, Nursing Fac. Rev., Ser. 1996
                (New Lexington Health Corp. Proj.).........................  4.000   09/01/1998    2,520,000
      640,000  Riverside, OH, Econ. Dev. Rev. (Riverside Assoc. Ltd. Proj.)  3.800   09/01/1998      640,000
    4,915,000  Cuyahoga Co., OH, IDR (Halle Office Building)...............  4.015   10/01/1998    4,915,000
      165,000  Franklin Co., OH, IDR (Pan Western Life)....................  3.650   10/01/1998      165,000
    1,210,000  Miami Valley Tax-Exempt Mtg. Bond Trust.....................  4.880   10/15/1998    1,210,000
    1,410,000  Clermont Co., OH, EDR (John Q. Hammons Proj.)...............  3.800   11/01/1998    1,410,000
      615,000  Franklin Co., OH, IDR (GSW Proj.)...........................  3.750   11/01/1998      615,000
    3,125,000  Ohio St. HFA MFH (Lincoln Park).............................  3.850   11/01/1998    3,125,000
    3,570,000  Richland Co., OH, IDR (Mansfield Sq. Proj.).................  3.850   11/15/1998    3,570,000
      585,000  Cuyahoga Co., OH, Health Care Rev...........................  3.950   12/01/1998      585,000
    2,290,000  Franklin Co., OH, IDR (Leveque & Assoc. Proj.)..............  3.800   12/01/1998    2,290,000
      905,000  Scioto Co., OH, Health Care Rev. Bonds (Hillview Retirement)  3.800   12/01/1998      905,000
    1,000,000  Gallia Co., OH, IDR (Jackson Pike Assoc.)...................  3.700   12/15/1998    1,000,000
    1,085,000  Ohio Company Tax-Exempt Mtg. Bond Trust, Ser. 2.............  3.900   12/15/1998    1,084,776
--------------                                                                                   ------------
 $ 29,634,000  TOTAL ADJUSTABLE RATE PUT BONDS
--------------
               (Amortized Cost $29,634,147)................................                      $29,634,147
                                                                                                 ------------

 $322,290,777  TOTAL INVESTMENT SECURITIES -- 100.6%
==============
               (Amortized Cost $322,516,570)...............................                      $322,516,570

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.6)% .............                        (1,934,059)
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $320,582,511
                                                                                                 ============

See accompanying notes to financial statements and notes to portfolios of investments.

FLORIDA TAX-FREE MONEY FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 33.9%          RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $    250,000  Puerto Rico Elec. Power Auth. Rev., Ser. O..................  6.300%  07/01/1998  $   250,000
      200,000  Florida School Board Assoc. Lease Rev. (Orange Co. Proj.)...  6.800   07/01/1998      200,000
      140,000  Florida St. GO..............................................  7.000   07/01/1998      140,000
      100,000  Parker, AZ, Street & Highway Rev. Proj. 1997, Ser. A........  9.000   07/01/1998      100,000
      155,000  Florida St. GO, Prerefunded @ 102...........................  7.000   07/01/1998      158,100
    1,150,000  Dade Co., FL, GO, Ser. 1....................................  6.750   07/01/1998    1,150,000
      100,000  Brevard Co., FL, School Dist. COP, Ser. A...................  5.110   07/01/1998      100,000
      150,000  Florida St. Div. Board Fin. Rev. (Dept. of Natural Resources) 4.300   07/01/1998      150,000
      500,000  Seattle, WA, GO, Prerefunded @ 100..........................  7.200   07/01/1998      500,000
      100,000  Broward Co., FL, School Board COP...........................  6.750   07/01/1998      102,812
      335,000  Clay Co., FL, School Board Master Lease Program COP.........  4.200   07/01/1998      335,000
      300,000  Westfield, IN, High School Bldg. Corp. Rev., Ser. 1998......  3.600   07/05/1998      300,000
      435,000  Lawrence Twp., IN, School Bldg. Corp. Rev...................  3.750   07/05/1998      435,000
      385,000  East Chicago, IN, Multi-School Bldg. Rev., Ser. 1998........  4.000   07/15/1998      385,020
      280,000  Lakeland, NY, Central School Dist. GO.......................  6.000   07/15/1998      280,244
      835,000  Miami-Dade Co., FL, School Boards COP, Ser. A...............  4.250   08/01/1998      835,084
      100,000  Lee Co., FL, School Board COP, Ser. A.......................  4.750   08/01/1998      100,074
      500,000  Palm Beach Co., FL, School Board COP, Ser. A................  4.150   08/01/1998      500,138
      150,000  Indian Trail, FL, Water Control Dist. Impt. Rev.............  4.100   08/01/1998      150,043
      100,000  Dade Co., FL, School Dist. GO...............................  6.400   08/01/1998      100,206
      500,000  Dade Co., FL, School Dist. GO...............................  6.000   08/01/1998      500,941
      250,000  Dade Co., FL, School Board COP (G. Holmes Braddock
                High School)...............................................  4.375   08/01/1998      250,097
      500,000  Seminole Co., FL, School Dist. GO...........................  5.400   08/01/1998      500,672
      325,000  Dallas, TX, Tax Increment Fin. Reinvest. Zone, Tax Alloc....  5.600   08/15/1998      325,656
      200,000  Indian River Co., FL, Water & Sewer Rev., Ser. B............  4.400   09/01/1998      200,180
    1,000,000  Yakima Co., WA, BANS........................................  4.125   09/01/1998    1,000,588
      500,000  Aurora, IL, MFH Rev., Ser. 1988 (Fox Valley)................  7.750   09/01/1998      502,424
      150,000  Miami, FL, Spec. Rev........................................  4.500   09/01/1998      150,160
      360,000  Port St. Lucie, FL, Sales Tax Rev...........................  3.500   09/01/1998      360,000
      100,000  Hollywood, FL, Water & Sewer Rev............................  6.000   10/01/1998      100,507
      100,000  Broward Co., FL, Airport Sales Rev., Ser. C.................  4.100   10/01/1998      100,060
      250,000  Dade Co., FL, Aviation Rev., Ser. A.........................  5.150   10/01/1998      250,827
      150,000  Dade Co., FL, Seaport Rev...................................  4.000   10/01/1998      150,090
      200,000  Tallahassee, FL, Municipal Elec. Rev., Ser. A...............  4.900   10/01/1998      200,414
      250,000  Destin, FL, Capital Impt. Rev., Prerefunded @ 102...........  7.100   10/01/1998      260,127
      100,000  Jacksonville, FL, Elec. Auth. Rev...........................  9.750   10/01/1998      101,478
      600,000  Indiana St. Univ., IN, Student Fees Rev., Ser. H............  3.900   10/01/1998      600,140
      425,000  Lake Superior St. Univ., MI, Rev............................  4.500   11/15/1998      426,172
      230,000  Clinton Co., IN, Jail Bldg. Corp. Rev.......................  3.900   11/15/1998      230,000
    1,339,000  South Bay, FL, Subordinate Water & Sewer Rev. BANS,
                Ser. 1998..................................................  4.350   12/01/1998    1,340,864
      320,000  Virginia Beach, VA, Dev. Auth. Lease Rev., Social Svcs. Fac.  4.300   12/01/1998      320,915
      230,000  Grand Co., CO, School Dist. East Grand #2...................  3.700   12/01/1998      230,000
      300,000  Sycamore, OH, Comm. School Dist. School Impt. GO, Ser. 1998.  3.700   12/01/1998      300,000
    2,000,000  Merrimack Co., NH, TANS.....................................  3.780   12/30/1998    2,000,291
      185,000  Escambia Co., FL, Utilities Auth. Rev., Ser. 1998A..........  3.600   01/01/1999      185,000
    1,000,000  Florida St. Board of Educ. Cap. Outlay GO, Ser. A...........  4.500   01/01/1999    1,003,160
      500,000  Texas Turnpike Auth. Rev. (N. Dallas Tollway),
                Prerefunded @ 102..........................................  7.250   01/01/1999      523,462
FLORIDA TAX-FREE MONEY FUND (Continued)
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 33.9%          RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $    300,000  West Palm Beach, FL, GO, Prerefunded @ 102..................  6.000%  03/01/1999  $   310,237
      360,000  Dade Co., FL, School Board COP, Ser. A......................  4.300   05/01/1999      361,394
    2,500,000  Port St. Joe, FL, Cap. Impt. Rev. BANS, Ser. 1998...........  4.350   07/01/1999    2,507,700
--------------                                                                                   ------------
 $ 21,489,000  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
--------------
               (Amortized Cost $21,565,277)................................                      $21,565,277
                                                                                                 ------------
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 62.6%                  RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $  1,900,000  Broward Co., FL, HFA MFH (Margate Investment Proj.).........  3.600%  07/01/1998  $ 1,900,000
    1,000,000  Eustis, FL, Multi-Purpose Rev...............................  3.600   07/01/1998    1,000,000
    3,800,000  Pinellas Co., FL, Health Fac. Auth. Rev. (Pooled Hosp. Loan)  3.900   07/01/1998    3,800,000
      500,000  Pinal Co., AZ, IDA PCR (Magma Copper Co.)...................  3.900   07/01/1998      500,000
    1,000,000  Palm Beach Co., FL, Water & Sewer Rev.......................  4.450   07/01/1998    1,000,000
    3,800,000  Kentucky Econ. Dev. Fin. Auth., Ser. 1995 (Sisters
                of Charity Nazareth).......................................  3.800   07/01/1998    3,800,000
    2,600,000  Jacksonville, FL, Health Fac. Auth. Rev., Ser. 1996
                (Genesis Rehab. Hosp.).....................................  4.000   07/01/1998    2,600,000
    1,000,000  Hillsborough Co., FL, IDA PCR (Tampa Elec.).................  4.100   07/01/1998    1,000,000
    1,500,000  Trinity River, TX, IDR, Ser. 1997 (ADP Proj.)...............  4.000   07/01/1998    1,500,000
    2,000,000  Orange Co., FL, IDR, Ser. 1997 (Univ. of Central Florida
                Foundation Proj.)..........................................  3.600   07/01/1998    2,000,000
    1,000,000  St. Petersburg, FL, HFA Rev., Ser. 1997 (Menorah
                Manor Project).............................................  3.550   07/01/1998    1,000,000
    1,305,000  Florida HFA MFH, Ser. EEE (Carlton Arms II Proj.)...........  3.650   07/01/1998    1,305,000
    1,735,000  Illinois Dev. Fin. Auth., MFH Rev. (Cobbler Square Proj.)...  4.250   07/01/1998    1,735,000
      300,000  Indiana HFA, Ser. 1991 (Capital Access Pool)................  3.600   07/01/1998      300,000
    1,000,000  Indiana Health Fac. Fin. Auth. Rev. (Capital Access Pool)...  3.600   07/01/1998    1,000,000
    1,300,000  Manatee Co., FL, HFA MFH Rev. (Harbour Proj. B).............  3.600   07/01/1998    1,300,000
    2,000,000  Boca Raton, FL, IDR (Parking Garage)........................  3.875   07/02/1998    2,000,000
    3,500,000  Iowa Financing Auth. Rev. (Burlington Medical Center).......  3.650   07/02/1998    3,500,000
    1,750,000  Harvard, IL, Health Care Fac. Rev., Ser. 1998...............  3.550   07/02/1998    1,750,000
    1,600,000  Plant City, FL, Hosp. Rev. (South Florida Baptist Hosp.)....  3.600   07/02/1998    1,600,000
    1,500,000  Marion Co., FL, HFA (Summer Trace Apts.)....................  3.600   07/02/1998    1,500,000
    1,500,000  Marion Co., FL, HFA (Paddock Place Proj.)...................  3.600   07/02/1998    1,500,000
    1,300,000  Jacksonville, FL, Health Fac. Rev. (Faculty Practice Assoc.)  3.650   07/02/1998    1,300,000
      875,000  Volusia Co., FL, HFA MFH Rev., Ser. H (Sun Pointe Apts.)....  3.450   07/07/1998      875,000
--------------                                                                                   ------------
 $ 39,765,000  TOTAL FLOATING & VARIABLE RATE DEMAND NOTES
--------------
               (Amortized Cost $39,765,000)................................                      $39,765,000
                                                                                                 ------------
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     ADJUSTABLE RATE PUT BONDS-- 2.3%                               RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $  1,000,000  Putnam Co., FL, Dev. Auth. PCR, Ser. 1984D (Seminole
                Elec. Coop.)...............................................  3.650%  12/15/1998  $ 1,000,000
      450,000  Wheat Ridge, CO, IDR, Ser. 1984 (Pearse Electronics Proj.)..  4.180   06/01/1999      450,000
--------------                                                                                   ------------
 $  1,450,000  TOTAL ADJUSTABLE RATE PUT BONDS
--------------
               (Amortized Cost $1,450,000).................................                      $ 1,450,000
                                                                                                 ------------

FLORIDA TAX-FREE MONEY FUND (Continued)
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     COMMERCIAL PAPER-- 8.5%                                        RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $  1,500,000  St. Lucie Co., FL, Rev......................................  3.650%  07/07/1998  $ 1,500,000
    1,400,000  Orange Co., FL, Health Fac. Auth. Rev.......................  3.750   07/08/1998    1,400,000
    2,500,000  Orange Co., FL, Health Fac. Auth. Rev.......................  3.600   07/09/1998    2,500,000
--------------                                                                                   ------------
 $  5,400,000  TOTAL COMMERCIAL PAPER
--------------
               (Amortized Cost $5,400,000).................................                      $ 5,400,000
                                                                                                 ------------

 $ 68,104,000  TOTAL INVESTMENT SECURITIES-- 107.3%
--------------
               (Amortized Cost $68,180,277)................................                      $68,180,277

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (7.3)% .............                      ( 4,653,581 )
                                                                                                 ------------

               NET ASSETS-- 100.00% .......................................                      $63,526,696
                                                                                                 =============

See accompanying notes to financial statements and notes to portfolios of investments.

TAX-FREE INTERMEDIATE TERM FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------------
               ARIZONA -- 2.7%
 $    400,000  Arizona Educ. Loan Mkt. Corp. Rev., Ser. A..................  6.700%  03/01/2000  $   415,496
      600,000  Maricopa Co., AZ, School Dist. Rev., Ser. 1991C (Tempe Elem.) 8.000   07/01/2004      716,706
      300,000  Tucson, AZ, Water Dist. Rev.................................  9.750   07/01/2010      439,422
                                                                                                 ------------
                                                                                                   1,571,624
                                                                                                 ------------
               CALIFORNIA -- 3.2%
      600,000  Alameda Co., CA, IDR (Dicon Fiberoptics, Inc. Proj).........  3.500   07/02/1998      600,000
      460,000  Sacramento Co., CA, MFH ARPB (Fairway One Apts.)............  5.875   02/01/2003      463,100
      500,000  Santa Monica, CA, Redev. Agy. Lease Rev.....................  6.000   07/01/2003      540,230
      250,000  California HFA Multi-Unit Rental Rev., Ser. B...............  6.500   08/01/2005      264,820
                                                                                                 ------------
                                                                                                   1,868,150
                                                                                                 ------------
               COLORADO -- 0.5%
      300,000  Highland Ranch, CO, Metro Dist. GO, Ser. A..................  5.000   12/01/2010      299,439
                                                                                                 ------------

               FLORIDA -- 13.3%
      500,000  Florida HFA MFH ARPB, Ser. 1978B (Hampton Lakes II Proj.)...  5.700   04/01/2001      505,910
      200,000  Florida St. GO..............................................  6.500   05/01/2004      202,836
    1,000,000  Jacksonville, FL, Excise Tax Rev., Ser. B...................  5.400   10/01/2006    1,036,760
      750,000  Hillsborough Co., FL, Solid Waste Rev.......................  5.500   10/01/2006      802,455
      455,000  Pensacola, FL, Airport Rev., Ser. 1997B.....................  5.400   10/01/2007      484,261
    1,000,000  Pasco Co., FL, HFA MFH Rev., Ser. 1997B (Cypress
                Trail Apt. Proj.)..........................................  5.500   06/01/2008    1,041,070
    1,345,000  Florida HFA MFA Sr. Lien, Ser. I-1..........................  6.100   01/01/2009    1,399,109
    1,000,000  Halifax Hosp. Medical Ctr., FL, Health Care Fac. Rev.,
                Ser. 1998A.................................................  4.800   04/01/2010      985,630
      365,000  Halifax Hosp. Medical Ctr., FL, Health Care Fac. Rev.,
                Ser. 1998A.................................................  5.000   04/01/2011      363,609
      455,000  Tampa, FL, Health Sys. Rev., Ser. A-1 (Catholic Health East)  5.250   11/15/2011      472,618
      365,000  Halifax Hosp. Medical Ctr., FL, Health Care Fac. Rev.,
                Ser. 1998A.................................................  5.000   04/01/2012      360,332
                                                                                                 ------------
                                                                                                   7,654,590
                                                                                                 ------------
               ILLINOIS -- 3.5%
    1,000,000  Illinois HFA Rev. (Northwestern Medical Fac. Foundation)....  5.000   11/15/2012      995,890
    1,000,000  Chicago, IL, Park Dist. GO, Ser. A..........................  5.250   11/15/2012    1,024,050
                                                                                                 ------------
                                                                                                   2,019,940
                                                                                                 ------------
               INDIANA -- 8.7%
    3,185,000  Purdue University, IN, COP, Prerefunded @ 102...............  6.250   07/01/2001    3,439,609
    1,000,000  Indiana Bond Bank Special Prog. Rev., Ser. A-1..............  6.650   01/01/2004    1,073,670
      500,000  Indiana HFA Multi-Unit Mtg. Prog. Rev., Ser. 1992A..........  6.600   01/01/2012      531,155
                                                                                                 ------------
                                                                                                   5,044,434
                                                                                                 ------------
               IOWA -- 2.1%
      250,000  Iowa Student Loan Liquidity Corp. Rev.......................  6.400   07/01/2004      269,563
      365,000  Iowa HFA Rev................................................  6.500   07/01/2006      386,396
      240,000  Iowa Student Loan Liquidity Corp. Rev.......................  6.600   07/01/2008      255,909
      250,000  Cedar Rapids, IA, Hosp. Fac. Rev. (St. Luke's
                Methodist Hosp.)...........................................  6.000   08/15/2009      273,125
                                                                                                 ------------
                                                                                                   1,184,993
                                                                                                 ------------
               KENTUCKY -- 3.1%
      250,000  Kentucky EDR, Ser. 1995 (Sisters of Charity of Nazareth
                Hlth. Sys.)................................................  3.800   07/01/1998      250,000
      675,000  Owensboro, KY, Elec. Light & Power Rev., Prerefunded @ 102.. 10.250   01/01/2000      749,453
      750,000  Kentucky St. Turnpike Auth. EDR (Revitalization Proj.)......  5.250   07/01/2005      791,760
                                                                                                 ------------
                                                                                                   1,791,213
                                                                                                 ------------

TAX-FREE INTERMEDIATE TERM FUND (Continued)
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
               LOUISIANA -- 1.7%
 $    440,000  Louisiana Public Fac. Auth. Rev. (Medical Ctr. of Louisiana)  6.000%  10/15/2003    $ 469,528
      500,000  West Ouachita Parish, LA, School Dist. GO, Ser. A...........  6.700   03/01/2006      542,330
                                                                                                 ------------
                                                                                                   1,011,858
                                                                                                 ------------
               MASSACHUSETTS -- 4.0%
      750,000  Massachusetts St. Indust. Fin. Agy. ARPB
                (Asahi/America, Inc.)......................................  5.100   03/01/1999      756,495
      500,000  New England Educ. Loan Mkt. Corp. Rev., Ser. 1992B..........  6.600   09/01/2002      542,500
      500,000  New England Educ. Loan Mkt. Corp. Rev., Ser. 1992A..........  6.500   09/01/2002      540,610
      450,000  Massachusetts St. Indust. Fin. Agy. Rev., Ser. 1997
                (Hudner Assoc.)............................................  5.000   01/01/2008      460,597
                                                                                                 ------------
                                                                                                   2,300,202
                                                                                                 ------------
               MICHIGAN -- 2.7%
    1,000,000  Michigan St. Bldg. Auth. Rev., Ser. II......................  6.400   10/01/2004    1,085,540
      475,000  Battle Creek, MI, EDR Rev. (Kellogg Co Proj.)...............  5.125   02/01/2009      488,347
                                                                                                 ------------
                                                                                                   1,573,887
                                                                                                 ------------
               MISSISSIPPI -- 2.7%
      500,000  Mississippi Higher Educ. Rev., Ser. B.......................  6.100   07/01/2001      521,525
    1,000,000  Rankin Co., MS, School Dist. GO.............................  5.250   02/01/2010    1,052,320
                                                                                                 ------------
                                                                                                   1,573,845
                                                                                                 ------------
               NEBRASKA -- 1.1%
      620,000  Nebraska Invest. Fin. Auth. Rev., Ser. 1989 (Foundation
                for Educ. Fund), Escrowed to Maturity......................  7.000   11/01/2009      635,984
                                                                                                 ------------

               NEVADA -- 2.2%
    1,000,000  Las Vegas, NV, GO, Sewer Impt. Rev., Prerefunded @ 102......  6.500   04/01/2002    1,098,320
      185,000  Washoe Co., NV, GO..........................................  7.375   07/01/2009      195,160
                                                                                                 ------------
                                                                                                   1,293,480
                                                                                                 ------------
               NEW YORK -- 3.6%
      500,000  New York Local Govt. Asst. Corp. Rev., Ser. 1991B...........  7.000   04/01/2002      545,325
    1,300,000  New York St. Twy Auth. Local Hwy. & Impt. Rev...............  5.500   04/01/2006    1,390,337
                                                                                                 ------------
                                                                                                   1,935,662
                                                                                                 ------------
               NORTH CAROLINA -- 2.0%
    1,065,000  Durham, NC, COP, Prerefunded @ 102..........................  6.375   12/01/2001    1,163,289
                                                                                                 ------------

TAX-FREE INTERMEDIATE TERM FUND (Continued)
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
               OHIO -- 20.0%
 $    700,000  Franklin Co., OH, Rev., Ser. 1993 (American Chemical Soc.)..  5.500%  04/01/2000  $   715,890
      500,000  Franklin Co., OH, Rev. (Online Computer Library Ctr.).......  5.500   04/15/2000      513,545
      670,000  Fairfield, OH, IDR ARPB (Skyline Chili, Inc.)...............  5.000   09/01/2000      670,663
      270,000  Warren Co., OH, Hosp. Fac. Rev. (Otterbein Home)............  7.000   07/01/2003      296,209
    1,105,000  Ohio St. EDR Ohio Enterprise Bond Fd. (Smith Steelite Proj.)  5.600   12/01/2003    1,165,554
      500,000  Hamilton Co., OH, Hosp. Fac. Rev. (Episcopal
                Retirement Home)...........................................  6.600   01/01/2004      541,675
      360,000  Ohio St. EDR Ohio Enterprise Bond Fd. (Cheryl & Co.)........  5.500   12/01/2004      382,957
    1,000,000  Ohio St. Special Obligation Elem. & Secondary Educ.
                Fac. Rev. .................................................  5.000   12/01/2004    1,039,440
    1,005,000  Franklin Co., OH, Health Care Fac. Rev. (First
                Comm. Village).............................................  6.000   06/01/2006    1,066,144
      400,000  Painesville, OH, Elec. Rev..................................  6.000   11/01/2006      429,964
      530,000  Toledo, OH, GO..............................................  6.000   12/01/2006      589,106
      840,000  Kent State University General Receipts Rev..................  6.000   05/01/2007      934,206
      500,000  Ohio St. IDR, Ser. 1997 (Bomaine Corporation Proj.).........  5.500   11/01/2007      506,090
      749,067  Columbus, OH, Special Assessment GO.........................  5.050   04/15/2008      759,764
      800,000  West Clermont, OH, LSD GO...................................  6.150   12/01/2008      884,040
      500,000  Hamilton Co., OH, Hosp. Fac. Rev. (Bethesda Hosp.)..........  7.000   01/01/2009      507,545
      500,000  Jefferson Co., OH, County Jail Construction GO..............  4.900   12/01/2011      505,975
                                                                                                 ------------
                                                                                                  11,508,767
                                                                                                 ------------
               PENNSYLVANIA -- 4.6%
      500,000  Pennsylvania St., IDR, Ser. A, Prerefunded @ 102............  7.000   07/01/2001      550,625
      500,000  Pennsylvania St., Higher Educ. Fac. Auth. Rev., Ser. A
               (Univ. of Pennsylvania Health Serv.)........................  6.000   01/01/2006      548,645
      500,000  Pennsylvania Fin. Auth. Muni. Cap. Impt. Proj. Rev..........  6.600   11/01/2009      553,895
    1,000,000  Montgomery Co., PA, GO......................................  4.600   10/15/2011      985,470
                                                                                                 ------------
                                                                                                   2,638,635
                                                                                                 ------------
               SOUTH CAROLINA -- 2.3%
      525,000  South Carolina St. GO, Ser. A...............................  6.000   03/01/2004      560,238
      725,000  Richland-Lexington, SC, Airport Dist. Rev., Ser. 1995
                (Columbia Metro.)..........................................  6.000   01/01/2008      782,333
                                                                                                 ------------
                                                                                                   1,342,571
                                                                                                 ------------
               SOUTH DAKOTA -- 1.0%
      510,000  South Dakota Student Loan Assistance Corp. Rev., Ser. A.....  7.600   08/01/2004      569,277
                                                                                                 ------------

               TENNESSEE -- 2.0%
      525,000  Southeast, TN, Tax-Exempt Mtg. Trust ARPB, Ser. 1990........  7.250   04/01/2003      588,494
      500,000  Nashville, TN, Metro. Airport Rev., Ser. C..................  6.625   07/01/2007      543,590
                                                                                                 ------------
                                                                                                   1,132,084
                                                                                                 ------------
               TEXAS -- 7.2%
      500,000  Houston, TX, Sr. Lien Rev., Ser. A (Hotel
                Tax & Parking Fac.), Prerefunded @ 100.....................  7.000   07/01/2001      541,750
      350,000  Univ. of Texas, TX, Rev., Ser. B, Prerefunded @102..........  6.750   08/15/2001      384,174
    1,000,000  Texas National Research Lab. Fin. Corp. Lease Rev.,
                Prerefunded @ 102..........................................  6.850   12/01/2001    1,107,390
       50,000  N. Central, TX, Health Fac. Rev. (Baylor Health Care),
                Indexed INFLOS, Prerefunded @ 102..........................  7.950   05/15/2002       55,400
      500,000  N. Texas Higher Educ. Student Loan Rev., Ser. 1991A.........  6.875   04/01/2002      529,395
      450,000  N. Central, TX, Health Fac. Rev. (Baylor Health Care),
                Indexed INFLOS.............................................  7.950   05/15/2008      493,232
      321,908  Midland, TX, HFC Rev., Ser. A-2.............................  8.450   12/01/2011      350,063
      650,000  Univ. of Texas, TX, Rev., Ser. B............................  6.750   08/15/2013      708,240
                                                                                                 ------------
                                                                                                   4,169,644
                                                                                                 ------------

TAX-FREE INTERMEDIATE TERM FUND (Continued)
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     MUNICIPAL BONDS                                                RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
               UTAH -- 1.5%
 $    870,000  Utah St. School Dist. Fin. Corp. Rev., Mandatory Redemption.  8.375%  02/15/2002  $   872,958
                                                                                                 ------------

               VIRGINIA -- 1.2%
      700,000  Virginia St. Resource Auth. Sys. Rev........................  4.875   05/01/2013      694,484
                                                                                                 ------------

               WASHINGTON -- 2.5%
      335,000  Washington St. GO, Ser. A, Prerefunded @ 100................  6.400   03/01/2001      354,966
    1,000,000  Washington St. Motor Vehicle Fuel Tax GO....................  6.000   09/01/2004    1,074,550
                                                                                                 ------------
                                                                                                   1,429,516
                                                                                                 ------------
               WISCONSIN -- 0.7%
      430,000  Wisconsin St. Health and Educ. Fac. Auth. Rev. (Agnesian
                Healthcare, Inc.)..........................................  4.900   07/01/2011      426,977
--------------                                                                                   ------------

 $ 54,465,975  TOTAL MUNICIPAL BONDS-- 100.1%
==============
               (Amortized Cost $55,269,289)................................                      $57,707,503

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.1)% .............                          (64,516)
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $57,642,987
                                                                                                 ============

See accompanying notes to financial statements and notes to portfolios of investments.

OHIO INSURED TAX-FREE FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
==============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 95.4%          RATE      DATE         VALUE
--------------------------------------------------------------------------------------------------------------
 $    200,000  Montgomery Co., OH, Hosp. Rev. (Sisters of Charity),
                Prerefunded @ 102..........................................  6.625%  05/15/2001  $   216,486
      250,000  Franklin Co., OH, IDR (1st Comm. Village Healthcare),
               Crossover Refunded @ 101.5.................................. 10.125   08/01/2001      295,818
       30,000  Clermont Co., OH, Hosp. Fac. Rev., Ser. A (Mercy
                Health Sys.), Prerefunded @ 100............................  7.500   09/01/2001       33,047
      460,000  Westerville, Minerva Park & Blendon, OH, Joint Hosp.
                Dist. Rev. (St. Ann's), Prerefunded @ 102..................  7.100   09/15/2001      509,864
    1,000,000  Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.),
                Prerefunded @ 102..........................................  6.730   09/25/2001    1,098,820
      850,000  Alliance, OH, Waterworks Sys. Rev., Prerefunded @ 102.......  6.650   10/15/2001      933,682
      500,000  Clermont Co., OH, Sewer Sys. Rev., Ser. 1991,
                Prerefunded @ 102..........................................  7.100   12/01/2001      557,450
        5,000  Cleveland, OH, Waterworks Impt. Rev., Ser. 1992B (First Mtg.),
               Prerefunded @ 102...........................................  6.500   01/01/2002        5,480
    1,000,000  Kent St. Univ. General Receipts Rev., Prerefunded @ 102.....  6.500   05/01/2002    1,101,820
      500,000  Franklin Co., OH, Hosp. Rev., Ser. 1991 (Mt. Carmel),
                Prerefunded @ 102..........................................  6.750   06/01/2002      555,455
      500,000  Mahoning Co., OH, Hosp. Impt. Rev. (YHA, Inc.),
                Prerefunded @ 100..........................................  7.000   10/15/2002      555,450
      675,000  Reynoldsburg, OH, CSD GO, Prerefunded @102..................  6.550   12/01/2002      752,774
      145,000  Ohio St. Bldg. Auth. Rev. (Columbus St. Proj.),
                Prerefunded @ 100.......................................... 10.125   04/01/2003      172,775
       35,000  Ohio St. Bldg. Auth. Rev. (Frank Lausch Proj.),
                Prerefunded @ 100.......................................... 10.125   04/01/2003       41,704
      230,000  Summit Co., OH, GO, Ser. A, Prerefunded @ 100...............  6.900   08/01/2003      258,589
      290,000  Alliance, OH, CSD GO........................................  6.900   12/01/2006      321,288
      500,000  Mansfield, OH, Hosp. Impt. Rev. (Mansfield General).........  6.700   12/01/2009      546,575
      250,000  Ohio St. Water Dev. Auth. & Impt. Rev., Ser. I,
                Escrowed to Maturity.......................................  7.000   12/01/2009      293,158
      500,000  Ohio Capital Corp. MFH Rev., Ser. 1990A.....................  7.500   01/01/2010      527,555
      500,000  Hamilton, OH, Water Sys. Mtg. Rev., Ser. 1991A..............  6.400   10/15/2010      542,330
      500,000  Butler Co., OH, Hosp. Fac. Rev. (Middletown Regional Hosp.).  6.750   11/15/2010      547,730
    1,000,000  Canton, OH, Waterworks Sys. GO, Ser. 1995...................  5.750   12/01/2010    1,086,490
      495,000  Cleveland, OH, Waterworks Impt Rev., Ser. F (First Mtg.)....  6.500   01/01/2011      537,580
      255,000  Cuyahoga Co., OH, Hosp. Rev. (University Hosp.),
                Escrowed to Maturity.......................................  9.000   06/01/2011      326,576
      450,000  Ohio HFA SFM Rev., Ser. 1991D...............................  7.000   09/01/2011      476,784
      500,000  Greene Co., OH, Water Sys. Rev..............................  6.850   12/01/2011      549,440
      365,000  Bexley, OH, CSD GO..........................................  7.125   12/01/2011      454,002
      600,000  Westerville, OH, Water Sys. Impt. GO........................  6.450   12/01/2011      660,828
      530,000  Urbana, OH, Wastewater Impt. GO.............................  7.050   12/01/2011      595,482
      500,000  Maple Heights, OH, Various Purpose GO.......................  7.000   12/01/2011      556,545
      500,000  Cleveland, OH, GO, Ser. A...................................  6.375   07/01/2012      550,295
      255,000  Summit Co., OH, GO, Ser. A..................................  6.900   08/01/2012      278,740
      500,000  Worthington, OH, CSD GO.....................................  6.375   12/01/2012      543,890
      500,000  Strongsville, OH, CSD GO....................................  5.375   12/01/2012      532,875
      500,000  Summit Co., OH, Various Purpose GO..........................  6.625   12/01/2012      545,895
       95,000  Ohio St. Higher Educ. Fac. Comm. Rev........................  7.250   12/01/2012      103,268
      500,000  Warrensville Heights, OH, GO................................  6.400   12/01/2012      548,270
    1,095,000  West Clermont, OH, LSD GO...................................  6.900   12/01/2012    1,271,886
      500,000  Brunswick, OH, CSD GO.......................................  6.900   12/01/2012      550,225
      290,000  Ohio HFA SFM Rev., Ser. 1990D...............................  7.500   09/01/2013      305,126
    1,000,000  Lorain Co., OH, Hosp. Rev. (Catholic Health Care Partners)..  5.625   09/01/2014    1,062,610
      500,000  Ohio St. Bldg. Auth Rev., Ser. 1994A (Juvenille
                Correctional Bldg.)........................................  6.600   10/01/2014      564,495
      460,000  Bedford Heights, OH, GO.....................................  6.500   12/01/2014      517,969
      290,000  Garfield Heights, OH, Various Purpose GO....................  6.300   12/01/2014      323,341
      530,000  Ottawa Co., OH, GO..........................................  5.750   12/01/2014      568,605
    1,000,000  Portage Co., OH, GO.........................................  6.200   12/01/2014    1,109,450
      290,000  Northwest, OH, LSD GO.......................................  7.050   12/01/2014      320,502
OHIO INSURED TAX-FREE FUND (Continued)
============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 95.4%          RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
 $  1,000,000  Clermont Co., OH, Hosp. Fac. Rev. (Mercy Health Sys.).......  5.875%  09/01/2015  $ 1,059,510
      600,000  Toledo-Lucas Co., OH, Convention Ctr. Rev...................  5.700   10/01/2015      641,568
      400,000  Warren, OH, Waterworks Rev..................................  5.500   11/01/2015      427,788
    1,420,000  Stow, OH, Safety Center Const. GO...........................  6.150   12/01/2015    1,558,194
    1,000,000  Tuscarawas Valley, OH, LSD GO, Ser. 1995....................  6.600   12/01/2015    1,142,820
    1,700,000  Massillon, OH, GO...........................................  6.625   12/01/2015    1,945,446
      500,000  Ohio St. Higher Educ. Fac. Rev. (Univ. of Dayton)...........  6.750   12/01/2015      555,805
      500,000  Delaware, OH, CSD GO........................................  5.750   12/01/2015      530,425
    1,000,000  Buckeye Valley, OH, LSD GO..................................  6.850   12/01/2015    1,227,460
      750,000  Columbus-Polaris Hsg. Corp. Ohio Mtg. Rev.,
                Prerefunded @ 10...........................................  7.400   01/01/2016      870,795
      500,000  Cleveland, OH, Waterworks Impt. Rev., Ser. F (First Mtg.)...  6.250   01/01/2016      538,990
      500,000  Ohio St. Air Quality Dev. Rev., Ser. A (Ohio Edison)........  7.450   03/01/2016      534,300
      316,000  Ohio HFA SFM Rev., Ser. 1990F...............................  7.600   09/01/2016      334,581
      846,000  Ohio HFA SFM Rev., Ser. 1991D...............................  7.050   09/01/2016      895,034
      500,000  Celina, OH, Wastewater Sys. Mtg. Rev........................  6.550   11/01/2016      539,565
    1,000,000  Cleveland, OH, Public Power Sys. Rev., Ser. 1...............  7.000   11/15/2016    1,152,810
      750,000  Montgomery Co., OH, Hosp. Rev. (Miami Valley Hosp.).........  6.250   11/15/2016      815,145
      590,000  Garfield Heights, OH, Various Purpose GO....................  7.050   12/01/2016      639,513
    1,000,000  Greater Cleveland, OH, Regional Transit Auth. GO............  5.650   12/01/2016    1,055,150
      815,000  Butler Co., OH, GO..........................................  5.750   12/01/2016      869,263
    2,250,000  North Olmsted, OH, GO.......................................  5.000   12/01/2016    2,236,522
    1,260,000  Cleveland, OH, Airport Sys. Rev., Ser. C....................  5.125   01/01/2017    1,260,542
      800,000  Ohio St. Bldg. Auth. Rev. (Adult Correctional Bldg.)........  5.600   04/01/2017      839,632
      750,000  Butler Co., OH, Transportation Impt. Dist., Ser. A..........  5.125   04/01/2017      748,688
    1,000,000  Lorain Co., OH, Hosp. Rev...................................  5.625   09/01/2017    1,052,040
      500,000  Toledo, OH, Sewer Sys. Rev..................................  6.350   11/15/2017      558,565
    1,000,000  Mason, OH, CSD GO...........................................  5.300   12/01/2017    1,025,040
      755,000  Dayton, OH, GO..............................................  5.000   12/01/2017      747,563
    1,330,000  Ohio St. Univ. COP (Agriculture Tech. Inst.)................  5.050   12/01/2017    1,307,643
    1,000,000  Rocky River, OH, CSD GO, Ser. 1998..........................  5.375   12/01/2017    1,051,310
    1,000,000  Hamilton Co., OH, Sewer Sys. Impt. Rev., Ser. A.............  5.000   12/01/2017      990,150
    1,400,000  Cuyahoga Co., OH, Util. Sys. Impt. Rev. (Medical
                Center Proj.)..............................................  5.125   02/15/2018    1,390,494
    1,660,000  Franklin Co., OH, Hosp. Rev. (Holy Cross Health Sys.).......  5.000   06/01/2018    1,625,090
      500,000  Ohio St. Air Quality Dev. Rev., Ser. 1990B (Ohio Edison)....  7.100   06/01/2018      534,625
    1,265,000  Defiance, OH, Waterworks Sys. GO............................  5.650   12/01/2018    1,339,369
    1,000,000  Hamilton Co., OH, Sales Tax Rev. (Football Stadium Proj.)...  5.000   12/01/2018      984,870
    1,000,000  S. Euclid-Lyndhurst, OH, CSD GO, Ser. 1996..................  6.400   12/01/2018    1,135,060
      500,000  Seneca Co., OH, GO (Jail Fac.)..............................  6.500   12/01/2018      550,835
      500,000  Newark, OH, Water Sys. Impt. Rev............................  6.000   12/01/2018      544,560
    1,000,000  Little Miami, OH, LSD GO....................................  5.000   12/01/2018      986,100
      500,000  Crawford Co., OH, GO........................................  6.750   12/01/2019      569,915
    1,000,000  Butler Co., OH, Sales Tax Rev...............................  5.000   12/15/2019      981,910
      360,000  Cuyahoga Co., OH, Hosp. Rev. (University Hosp.).............  6.250   01/15/2020      387,047
    1,000,000  Alliance, OH, Waterworks Sys. Rev...........................  5.000   11/15/2020      977,550
    1,210,000  Greene Co., OH, Sewer Sys. Rev..............................  5.125   12/01/2020    1,205,789
    1,000,000  Ohio St. Air Quality Dev. Rev., Ser. 1985A (Columbus
                Southern Power)............................................  6.375   12/01/2020    1,086,150
       15,000  Puerto Rico, HFC SFM Rev., Ser. A...........................  7.800   10/15/2021       15,310
    1,750,000  Cuyahoga Co., OH, Hosp. Rev., Ser. I (Walker Center)........  5.000   01/01/2023    1,699,460
    1,000,000  Ohio St. Air Quality Dev. Rev. (Penn Power).................  6.450   05/01/2027    1,086,270
--------------                                                                                   ------------
 $ 66,412,000  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
--------------
               (Amortized Cost $66,380,117)................................                      $71,061,280
                                                                                                 ------------

OHIO INSURED TAX-FREE FUND (Continued)
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 1.5%                   RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $  1,100,000  Hamilton Co., OH, Waterworks Sys. Rev. (Health Alliance)....  3.550%  07/01/1998  $ 1,100,000
--------------                                                                                   ------------
               (Amortized Cost $1,100,000)

 $ 67,512,000  TOTAL INVESTMENT SECURITIES-- 96.9%
==============
               (Amortized Cost $67,480,117)................................                      $72,161,280

               OTHER ASSETS IN EXCESS OF LIABILITIES-- 3.1% ...............                        2,342,564
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $74,503,844
                                                                                                 ============

See accompanying notes to financial statements and notes to portfolios of investments.

KENTUCKY TAX-FREE FUND
PORTFOLIO OF INVESTMENTS
June 30, 1998
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FIXED RATE REVENUE & GENERAL OBLIGATION BONDS-- 101.0%         RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $     90,000  Jefferson Co., KY, Capital Proj. Corp. Rev., Ser. A.........  0.000%  08/15/1999  $    85,606
      200,000  Owensboro, KY, Electric Light & Power Rev.,
                Prerefunded @ 102.......................................... 10.250   01/01/2000      222,060
      200,000  Mt. Sterling, KY, Lease Rev., Kentucky League of Cities.....  5.625   03/01/2003      210,398
      615,000  Kentucky St. Turnpike Auth. Resource Recovery Road Rev.,
                Escrowed to Maturity.......................................  6.125   07/01/2007      659,784
       50,000  Lexington-Fayette Urban Co., KY, Airport Corp.,
                First Mtg. Rev. ...........................................  7.750   04/01/2008       51,493
      450,000  Ashland, KY, PCR (Ashland Oil, Inc.)........................  7.375   07/01/2009      479,331
      275,000  Kentucky St.Turnpike Auth. Resource Recovery Road Rev.,
                Ser. A.....................................................  6.000   07/01/2009      275,508
      370,000  Kentucky St. EDR, Ser. A (South Central Nursing)............  6.000   07/01/2011      403,581
      250,000  Kentucky Higher Educ. Student Loan Rev., Ser. D.............  7.100   12/01/2011      269,457
      200,000  Univ. of Louisville, KY, Rev., Ser. H.......................  5.875   05/01/2012      213,974
      400,000  Kentucky St. EDA Hosp. Sys. Rfdg. and Impt. Rev.
                (Appalachian Reg. Healthcare)..............................  5.800   10/01/2012      416,508
      725,000  Boone Co., KY, Public Properties Corp. Sewer Sys. Rev.......  5.150   12/01/2012      733,497
      305,000  Fern Creek, KY, Fire Protection Dist. Hldg. Co. Rev.
                (Fire Station No. 2).......................................  5.750   01/15/2014      316,017
      350,000  Richmond, KY,  Water, Gas & Sewer Rev., Ser. A..............  5.000   07/01/2015      349,206
      350,000  Kentucky St. EDA, Ser. 1998A (Catholic Health)..............  5.000   12/01/2018      342,535
      200,000  Kentucky Area Dev. Dist. Fin. Trust Lease Prog. Rev.
                (Calloway Fire)............................................  5.600   12/01/2018      202,856
      295,000  Ashland, KY, Solid Waste Rev. (Ashland Oil, Inc. Proj.).....  7.200   10/01/2020      321,674
      350,000  Lexington-Fayette Co., KY, Proj. Rev.
                (University of Kentucky Alumni Assn., Inc.)................  5.000   11/01/2020      343,511
      260,000  Greater Kentucky Hsg Assistance Corp. Mtg. Rev., Ser. A
                (FHA, Osage, Sec. 8).......................................  5.350   07/01/2022      260,081
      270,000  Greater Kentucky Hsg Assistance Corp. Mtg. Rev., Ser. A.....  6.250   07/01/2022      275,759
      350,000  Kenton Co., KY, Public Properties Corp. Rev., Ser. A........  5.000   03/01/2023      339,360
      400,000  Kentucky St. EDR Fin. Auth. Health Care Fac. Rev., Ser. 1998
               (Christian Church Homes)....................................  5.375   11/15/2023      393,712
      250,000  Louisville & Jefferson Co., KY, Regional Airport Auth.
                Sys. Rev., Ser. A..........................................  5.000   07/01/2025      241,033
--------------                                                                                   ------------
 $  7,205,000  TOTAL FIXED RATE REVENUE & GENERAL OBLIGATION BONDS
--------------
               (Amortized Cost $7,263,205).................................                      $ 7,406,941
                                                                                                 ------------
=============================================================================================================
   PRINCIPAL                                                                 COUPON   MATURITY      MARKET
    AMOUNT     FLOATING & VARIABLE RATE DEMAND NOTES-- 1.4%                   RATE      DATE         VALUE
-------------------------------------------------------------------------------------------------------------
 $    100,000  Kentucky St. EDR, Ser. 1995 (Sisters of Charity of
                Nazareth Hlth. Sys.).......................................  3.800%  07/01/1998  $   100,000
--------------                                                                                   ------------
               (Amortized Cost $100,000)

 $  7,305,000  TOTAL INVESTMENT SECURITIES-- 102.4%
==============
               (Amortized Cost $7,363,205).................................                      $ 7,506,941

               LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.4)% .............                        ( 177,111 )
                                                                                                 ------------

               NET ASSETS-- 100.0% ........................................                      $ 7,329,830
                                                                                                 ============
See accompanying notes to financial statements and notes to portfolios of investments.

NOTES TO PORTFOLIOS OF INVESTMENTS
June 30, 1998
================================================================================
Variable and adjustable rate put bonds earn interest at a coupon rate which fluctuates at specified intervals, usually daily, monthly or semi-annually. The rates shown in the Portfolios of Investments are the coupon rates in effect at June 30, 1998.

Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity. Mandatory put bonds are automatically redeemed at a specified put date unless action is taken by the holder to prevent redemption.

Bonds denoted as prerefunded are anticipated to be redeemed prior to their scheduled maturity. The dates indicated in the Portfolios of Investments are the stipulated prerefunded dates.

PORTFOLIO ABBREVIATIONS:
ARPB -  Adjustable Rate Put Bonds                    ISD - Independent School District
BANS - Bond Anticipation Notes                       LSD - Local School District
COP - Certificates of Participation                  MFH - Multi-Family Housing
CSD - City School District                           MFM - Multi-Family Mortgage
EDA - Economic Development Authority                 PCR - Pollution Control Revenue
EDR - Economic Development Revenue                   RANS - Revenue Anticipation Notes
GO - General Obligation                              SFM - Single Family Mortgage
HFA - Housing Finance Authority/Agency               TANS - Tax Anticipation Notes
HFC - Housing Finance Corporation                    TRANS - Tax Revenue Anticipation Notes
IDA - Industrial Development Authority/Agency        USD - Unified School District
IDR - Industrial Development Revenue                 VRDN - Variable Rate Demand Notes

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
================================================================================

LOGO: ARTHUR ANDERSEN LLP

To the Shareholders and Board of Trustees of Countrywide Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Countrywide Tax-Free Trust (comprising, respectively, the Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund and Kentucky Tax-Free Fund) (a Massachusetts business trust) as of June 30, 1998, and (i) for the Tax-Free Money Fund, California Tax-Free Money Fund, Ohio Tax-Free Money Fund, Florida Tax-Free Money Fund, Tax-Free Intermediate Term Fund, Ohio Insured Tax-Free Fund the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon and (ii) for the Kentucky Tax-Free Fund the related statements of operations, statements of changes in net assets and the financial highlights for the ten-month period ended June 30, 1998 and the year ended August 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Kentucky Tax-Free Fund for the period ended August 31, 1996 were audited by other auditors whose report dated October 18, 1996, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us and referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Countrywide Tax-Free Trust as of June 30, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for the periods referred above, in conformity with generally accepted accounting principles.


/s/ Arthur Andersen LLP


Cincinnati, Ohio,
August 7, 1998

                           COUNTRYWIDE TAX-FREE TRUST

PART C.           OTHER INFORMATION
                  -----------------
Item 24.          Financial Statements and Exhibits
-------           ---------------------------------

                  (a)(i)        Financial Statements included in Part A:

                                Financial Highlights

                    (ii)        Financial Statements included in Part B:

                                Statements of Assets and Liabilities, June 30, 1998

                                Statements of Operations For the Year Ended
                                June 30, 1998; Statements of Operations for the Periods Ended June 30, 1998 and August 31, 1997

                                Statements of Changes in Net Assets for the Years Ended June 30, 1998 and 1997; Statements of Changes in Net Assets for the Periods Ended June 30, 1998 and August 31, 1997 and 1996

                                Financial Highlights

                                Notes to Financial Statements, June 30, 1998

                                Portfolio of Investments, June 30, 1998

                  (b)           Exhibits:

                  (1)(i) Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                    (ii) Amendment No. 1, dated May 25, 1994, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                   (iii) Amendment No. 2, dated July 31, 1996, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                     (iv) Amendment No. 3, dated February 28, 1997, to Registrant's Restated Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                  (2) Registrant's Bylaws, as amended, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, are hereby incorporated by reference.

                  (3)           Voting Trust Agreements - None.

                  (4)(i) Specimen of Share Certificate for Tax-Free Intermediate Term Fund (formerly Limited Term Portfolio), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

                    (ii) Specimen of Share Certificate for Ohio Insured Tax-Free Fund (formerly Ohio Long Term Portfolio), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 8, is hereby incorporated by reference.

                  (5)(i) Registrant's Management Agreement with Countrywide Investments, Inc. for the Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                     (ii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Tax-Free Intermediate Term Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                    (iii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Ohio Insured Tax-Free Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                     (iv) Registrant's Management Agreement with Countrywide Investments, Inc. for the Ohio Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                     (v) Registrant's Management Agreement with Countrywide Investments, Inc. for the California Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective
                                Amendment No. 40, is hereby incorporated by reference.

                     (vi) Registrant's Management Agreement with Countrywide Investments, Inc. for the Florida Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                    (vii) Registrant's Management Agreement with Countrywide Investments, Inc. for the Kentucky Tax-Free Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                  (6)(i) Registrant's Underwriting Agreement with Countrywide Investments, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                    (ii) Form of Underwriter's Dealer Agreement is filed herewith.

                  (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

                  (8)(i) Custody Agreement with The Fifth Third Bank, the Custodian for the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Kentucky Tax-Free Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 38, is hereby incorporated by reference.

                    (ii) Custody Agreement with The Huntington Trust Company, N.A., the Custodian for the Florida Tax-Free Money Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 36, is hereby incorporated by reference.

                  (9)(i) Transfer Agency, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                      (ii) Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, is hereby incorporated by reference.

                     (iii) Administration Agreement between Countrywide Investments, Inc. and Countrywide Fund Services, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, is hereby incorporated by reference.

                      (iv) License Agreement with Countrywide Credit Industries, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 40, is hereby incorporated by reference.

                  (10) Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                  (11) Consent of Independent Public Accountants is filed herewith.

                  (12)          Financial Statements Omitted from Item 23 -
                                None.

                  (13) Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

                  (14) Copies of model plan used in the establishment of any retirement plan - None.

                  (15)(i) Registrant's Plans of Distribution Pursuant to Rule 12b-1, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 40, are hereby incorporated by reference.

                     (ii) Form of Sales Agreement for Money Market Funds, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                    (iii) Form of Administration Agreement with respect to the administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

                  (16)          Computations  of  each  performance   quotation
                                provided in response to Item 22, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 13, are hereby incorporated by reference.

             (17) (i) Financial Data Schedule for the Tax-Free Money Fund is filed herewith.

                  (ii) Financial Data Schedule for the Tax-Free Intermediate Term Fund Class A is filed herewith.

                  (iii) Financial Data Schedule for the Tax-Free Intermediate Term Fund Class C is filed herewith.

                  (iv) Financial Data Schedule for the Ohio Insured Tax-Free Fund Class A is filed herewith.

                   (v) Financial Data Schedule for the Ohio Insured Tax-Free Fund Class C is filed herewith.

                  (vi) Financial Data Schedule for the Ohio Tax-Free Money Fund Class A is filed herewith.

                 (vii) Financial Data Schedule for the Ohio Tax-Free Money Fund Class B is filed herewith.

                (viii) Financial Data Schedule for the California Tax-Free Money Fund is filed herewith.

                  (ix) Financial Data Schedule for the Florida Tax-Free Money Fund Class A is filed herewith.

                   (x) Financial Data Schedule for the Florida Tax-Free Money Fund Class B is filed herewith.

                  (xi) Financial Data Schedule for the Kentucky Tax-Free Fund is filed herewith.

            (18) Amended Rule 18f-3 Plan Adopted With Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

Item 25.          Persons Controlled by or Under Common Control with
                  the Registrant.
-------           --------------------------------------------------
                   None.

Item 26.          Number of Holders of Securities (as of August 12,
                  1998)
-------           --------------------------------------------------

          TITLE OF CLASS                           NUMBER OF RECORD HOLDERS

          Tax-Free Money Fund                       1,107

          Tax-Free Intermediate Term Fund
            Class A Shares                          2,314
            Class C Shares                            343

          Ohio Insured Tax-Free Fund
            Class A Shares                          1,403
            Class C Shares                            374

          Ohio Tax-Free Money Fund
            Class A Shares                          2,747
            Class B Shares                              3

          California Tax-Free Money Fund              796

          Florida Tax-Free Money Fund
           Class A Shares                             101
           Class B Shares                               4

          Kentucky Tax-Free Fund                      170

Item 27.          Indemnification
-------           ---------------
                  Article  VI  of  the  Registrant's   Restated   Agreement  and
                  Declaration of Trust provides for indemnification of officers and Trustees as follows:

                           Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

                           Section 6.5 Advances of Expenses. The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

                           Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

                  The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                  The Advisory Agreements with Countrywide Investments, Inc. (the "Adviser") provide that the Adviser shall not be liable for any error of judgment or mistake of law of for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Adviser in the performance of its duties or from the reckless disregard by the Adviser of its obligations under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by the Adviser in defending a proceeding, upon the undertaking by or on behalf of the Adviser to repay the advance unless it is ultimately determined that the Adviser is entitled to indemnification.

                  The Underwriting Agreement provides that the Adviser (in its capacity as underwriter), its directors, officers, employees, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Adviser's duties or from the reckless disregard by any of such persons of Adviser's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

Item. 28.         Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------
         A.       The Adviser is a registered investment adviser providing
                  investment advisory services to the Registrant. The Adviser acts as the investment adviser to six series of Countrywide
                  Investment Trust and four series of Countrywide Strategic
                  Trust, both of which are registered investment companies.  The
                  Adviser provides investment advisory services to individual and institutional accounts and is a registered broker-dealer.

         B. The following list sets forth the business and other connections of the directors and executive officers of the Adviser. Unless otherwise noted with an asterisk(*), the address of the corporations listed below is 312 Walnut Street, Cincinnati, Ohio 45202.

                  *The address of each corporation is 4500 Park Granada Road, Calabasas, California 91302.


              (1)    Angelo R. Mozilo - Chairman and a Director of the
                     Adviser.

                     (a) Chairman and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust, registered investment companies.

                     (b)      Chairman  and  a  Director  of   Countrywide
                              Financial   Services,   Inc.,   a  financial
                              services company, Countrywide Fund Services,
                              Inc.,   a   registered    transfer    agent,
                              CW Fund Distributors, Inc., a registered broker-dealer, Countrywide Servicing Exchange,* a loan servicing broker, Countrywide Capital
                              Markets, Inc.,* a holding company and Countrywide Securities Corporation*, a registered broker-dealer.

                     (c) Vice Chairman, Director and Chief Executive Officer of Countrywide Credit Industries, Inc.,* a holding company which provides
                              residential    mortgages    and    ancillary
                              financial products and services.

                     (d) A Director of Countrywide Home Loans, Inc.,* a residential mortgage lender, CTC Foreclosure Services Corporation,* a foreclosure trustee, CCM Municipal Services, Inc.,* a tax lien purchaser and Countrywide Field Services Corporation*, a foreclosure property maintenance provider.

                     (e) A Director of LandSafe, Inc.* and Chairman and a director of various Landsafe subsidiaries which provide residential mortgage title and closing services.

            (2)      Robert H.  Leshner - President  and a Director of the
                     Adviser.

                     (a) President and a Trustee of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust.

                     (b) President and a Director of Countrywide Financial Services, Inc.

                     (c)      Vice Chairman and a Director of Countrywide
                              Fund Services, Inc. and CW Fund Distributors, Inc.

            (3)      Andrew S. Bielanski - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Agency,
                              Inc.* and Countrywide Insurance Services, Inc.,* insurance agencies.

                     (b) Managing Director - Marketing of Countrywide Credit Industries, Inc.* and Countrywide Home Loans, Inc.*

            (4)      Thomas H. Boone - A Director of the Adviser.

                     (a)      A   Director   of   Countrywide    Financial
                              Services,  Inc.,  Countrywide Fund Services,
                              Inc., CW Fund Distributors, Inc., Countrywide Agency, Inc.,* Countrywide Tax Services Corporation,* a residential mortgage tax service provider, Countrywide Lending Corporation,* a lending institution, Countrywide Insurance Agency of Massachusetts*, and Countrywide Insurance Services, Inc.*

                     (b) Managing Director - Portfolio Services of Countrywide Credit Industries, Inc.* and Managing Director - Chief Loan Administration Officer of Countrywide Home Loans, Inc.*

                     (c) A Director and Executive Vice President of CWABS, Inc.,* an asset-backed securities issuer and CWMBS, Inc.,* a mortgage-backed securities issuer.

                     (d)      CEO  and  a  Director  of  CTC   Foreclosure
                              Services Corporation*.

                     (e) Chairman and Chief Executive Officer of Countrywide Field Services Corporation*.

                     (f) Chairman and Director of Countrywide Realty Partners, Inc.,* a real estate marketing firm.

           (5)      Marshall M. Gates - A Director of the Adviser.

                     (a) A Director of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc., CW Fund Distributors, Inc., Countrywide Agency, Inc.* and Countrywide Insurance Services, Inc.*

                     (b) Managing Director - Developing Markets of Countrywide Credit Industries, Inc.* and Countrywide Home Loans, Inc.*

                     (c) President and a Director of Second Charter Reinsurance Corporation,* a mortgage, property and casualty reinsurance agency and Charter Reinsurance Corporation,* a mortgage reinsurance agency.

                     (d) Chief Operating Officer and Director of Landsafe, Inc.* and various LandSafe subsidiaries.

            (6) William E. Hortz - Executive Vice President and Director of Sales of the Adviser.

                     (a) Executive Vice President and Director of Sales of Countrywide Financial Services, Inc.

                     (b) Vice President of Countrywide Investment Trust, Countrywide Tax-Free Trust and Countrywide Strategic Trust.

                     (c)      President of Peregrine Asset Management (USA),
                              (4 Embarcadero Center, San Francisco, California, 94111), an investment adviser, until 1998.

            (7) Maryellen Peretzky - Senior Vice President and Chief Operating Officer of the Adviser.

                     (a) Senior Vice President-Administration of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

                     (b) Vice President of Countrywide Strategic Trust, Countrywide Investment Trust and Countrywide Tax-Free Trust; Assistant Secretary of The Gannett Welsh & Kotler Funds, Firsthand Funds and the Dean Family of Funds.

            (8) John J. Goetz - First Vice President and Chief Investment Officer- Tax-Free Fixed Income of the Adviser.

                     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

            (9) Susan F. Flischel - First Vice President and Chief Investment Officer - Equity of the Adviser

           (10) Margaret D. Weinblatt - First Vice President and Chief Investment Officer - Taxable Fixed Income and Pension of the Adviser

                     (a) President and Chief Investment Officer of Copernicus Asset Management, Ltd. (730 Fifth Avenue, 9th Floor, New York, New York), an investment adviser, until 1998.

            (11) Sharon L. Karp - First Vice President - Marketing of the Adviser.

                     (a) Vice President of Countrywide Financial Services, Inc. until February 1997.

            (12) John F. Splain - First Vice President, Secretary and General Counsel of the Adviser.

                     (a) First Vice President, Secretary and General Counsel of Countrywide Fund Services, Inc., CW Fund Distributors, Inc. and Countrywide Financial Services, Inc.

                     (b) Secretary of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Williamsburg Investment Trust, Markman MultiFund Trust, The Tuscarora Investment Trust, Maplewood Investment Trust, The Thermo Opportunity Fund, Inc., the
                              Wells Family of Real Estate Funds, the Boyar
                              Value Fund and Profit Funds Investment Trust, registered investment companies.

                     (c) Assistant Secretary of Schwartz Investment Trust, The Gannett Welsh & Kotler Funds, Firsthand Funds, Dean Family of Funds,
                              The New  York  State  Opportunity Funds,
                              The Westport Funds, Lake Shore Family of Funds, Bowes Investment Trust, Albermarle Investment Trust, Atalanta/Sosnoff Investment Trust, The James Advantage Funds and UC Investment Trust, registered investment companies.

                     (d) Secretary of PRAGMA Investment Trust, a registered investment company, until January 1998.

                     (e) Assistant Secretary of Fremont Mutual Funds, Inc. and Capitol Square Funds, registered investment companies, until September 1997.

            (13) Robert G. Dorsey - First Vice President and Treasurer of the Adviser.

                     (a) President and Treasurer of Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

                     (b) First Vice President-Finance and Treasurer of Countrywide Financial Services, Inc.

                     (c) Vice President of Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Brundage, Story and Rose Investment Trust, Markman MultiFund Trust, Maplewood Investment Trust, The Thermo
                              Opportunity Fund, Inc., Dean Family of Funds,
                              The New York State Opportunity Funds, Wells Family of Real Estate Funds, Lake Shore Family of Funds, Boyar Value Fund, Profit Funds Investment
                              Trust, Bowes Investment Trust, Atalanta/Sosnoff Investment Trust and UC Investment Trust

                     (d) Assistant Vice President of Williamsburg Investment Trust, Schwartz Investment Trust,
                              The  Gannett  Welsh  &  Kotler  Funds,   The
                              Tuscarora Investment Trust, Firsthand Funds, The Westport Funds, Albermarle Investment Trust and The James Advantage Funds.

                     (e) Vice President of PRAGMA Investment Trust until January 1998.

                     (f) Vice President of Capitol Square Funds and Assistant Vice President of Fremont Mutual Funds, Inc. until September 1997.

              (14) Terrie A. Wiedenheft - First Vice President and Chief Financial Officer of the Adviser.

                     (a) First Vice President and Chief Financial Officer of Countrywide Financial Services, Inc., Countrywide Fund Services, Inc. and CW Fund Distributors, Inc.

            (15) Scott Weston - Assistant Vice President-Investments of the Adviser.

            (16) Michele M. Hawkins - Assistant Vice President - Compliance of the Adviser.

            (17) Timothy M. Roesch - Assistant Vice President -Systems Manager of the Adviser.

Item 29.                   Principal Underwriters
-------                    ----------------------
                  (a)      Countrywide Investments, Inc. also acts as
                           underwriter for Countrywide Strategic Trust and Countrywide Investment Trust. Unless otherwise indicated by an asterisk (*), the address of the persons named below is 312 Walnut Street, Cincinnati, Ohio 45202.

                           *The address is 4500 Park Granada Road, Calabasas, California 91302.

                                               Position             Position
                                                 with                 with
                  (b)  Name                    Underwriter          Registrant
                       --------------------------------------------------------
                      Angelo R. Mozilo         Chairman and         Chairman/
                                               Director             Trustee

                      Robert H. Leshner        President            President
                                               and Director         and Trustee


                    * Andrew S. Bielanski      Director             None

                    * Thomas H. Boone          Director             None

                    * Marshall M. Gates        Director             None

                      John J. Goetz            First Vice           None
                                               President and
                                               Chief
                                               Investment
                                               Officer-Tax-Free
                                               Fixed Income

                      Maryellen Peretzky       Senior Vice          Vice
                                               President-           President
                                               Chief Operating
                                               Officer

                      William E. Hortz         Executive Vice       Vice
                                               President and        President
                                               Director of Sales

                      Sharon L. Karp           First Vice           None
                                               President-
                                               Marketing

                      John F. Splain           First Vice President,Secretary
                                               Secretary and
                                               General Counsel

                      Robert G. Dorsey         First Vice President Vice
                                               and Treasurer        President

                      Susan F. Flischel        First Vice           None
                                               President and
                                               Chief Investment
                                               Officer-Equity

                      Margaret D. Weinblatt    First Vice           None
                                               President and Chief
                                               Investment Officer-
                                               Taxable Fixed Income
                                               & Pension

                      Terrie A. Wiedenheft     First Vice           None
                                               President &
                                               Chief Financial
                                               Officer

                      Scott Weston             Assistant Vice       None
                                               President-
                                               Investments

                      Michele M. Hawkins       Assistant Vice       None
                                               President-Compliance

                      Timothy M. Roesch        Assistant Vice       None
                                               President-Systems
                                               Manager

              (c)      None

Item 30.                   Location of Accounts and Records
-------                    --------------------------------
                           Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 31.                   Management Services Not Discussed in Parts A or B
-------                    -------------------------------------------------
                           None.

Item 32.                   Undertakings
-------                    ------------
                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                  (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Countrywide Tax-Free Trust pursuant to the provisions of Massachusetts law and the Restated Agreement and Declaration of Trust of Countrywide Tax-Free Trust or the Bylaws of Countrywide Tax-Free Trust, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of Countrywide Tax-Free Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                  (e) The Registrant undertakes that, within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                           (i)  provide  such  Petitioning   Shareholders   with
                                access to a list of the names and addresses of all shareholders of the Registrant; or

                          (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                    SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) of the Securities Act of 1933 and it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio, on the 30th day of October, 1998.

                                        COUNTRYWIDE TAX-FREE TRUST


                                         By: /s/ John F. Splain
                                         -----------------------------
                                         JOHN F. SPLAIN
                                         Attorney-in-Fact

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 30th day of October, 1998.

*ANGELO R. MOZILO                       Chairman and Trustee

/s/ Robert H. Leshner                   President and Trustee
---------------------
ROBERT H. LESHNER

/s/ Mark J. Seger                       Treasurer
----------------------
MARK J. SEGER

*DONALD L. BOGDON, M.D.                 Trustee

*H. JEROME LERNER                       Trustee

*HOWARD J. LEVINE                       Trustee

*FRED A. RAPPOPORT                      Trustee

*OSCAR P. ROBERTSON                     Trustee

*JOHN F. SEYMOUR, JR.                   Trustee

*SEBASTIANO STERPA                      Trustee


By: /s/ John F. Splain
    ------------------
    JOHN F. SPLAIN
    Attorney-in-Fact*
    October 30, 1998